UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-10263

GuideStone Funds

(Exact name of registrant as specified in charter)

2401 Cedar Springs Road Dallas, TX 75201-1407
(Address of principal executive offices) (Zip code)

Rodney R. Miller, Esq.

GuideStone Financial Resources of the Southern Baptist Convention

2401 Cedar Springs Road

Dallas, TX 75201-1407

(Name and address of agent for service)

registrant’s telephone number, including area code: 214-720-2142

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

GuideStone Funds

GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”)

GuideStone Capital Management (“GSCM”)

GuideStone Trust Services (“GSTS”)

GuideStone Financial Services (“GFS”)

GuideStone Advisors (“GA”)

PFPC Distributors, Inc. (“PFPC”)

NOTICE CONCERNING YOUR PRIVACY RIGHTS

This notice will provide you with information concerning our policies with respect to nonpublic personal information that we collect about you in connection with the following financial products and services provided and/or serviced by the entities listed above: individual retirement accounts (“IRAs”) and/or personal mutual fund accounts.

The confidentiality of your information is important to us as we recognize that you depend on us to keep your information confidential, as described in this notice.

We collect nonpublic personal information about you with regard to your IRA and/or personal mutual fund accounts from the following sources:

•	Information we receive from you on applications or other forms;

•	Information about your transactions with us, our affiliates or others (including our third-party service providers);

•	Information we receive from others such as service providers, broker-dealers and your personal agents or representatives; and

•	Information you and others provide to us in correspondence sent to us, whether written, electronic or by telephone.

We may disclose such nonpublic personal financial information about you to one or more of our affiliates. An affiliate of an organization means any entity that controls, is controlled by, or is under common control with that organization. For example, GuideStone Financial Resources, GSCM, GSTS, GFS and GA are affiliates of one another. GuideStone Funds, GuideStone Financial Resources, GSCM, GSTS, GFS, GA and PFPC do not sell your personal information to nonaffiliated third parties.

We may also disclose any of the personal information that we collect about you to nonaffiliated third parties as permitted by law. For example, we may provide your information to nonaffiliated companies that provide account services or that perform marketing services on our behalf and to other financial institutions with whom we have joint marketing agreements. We restrict access to nonpublic personal information about you to those of our employees who need to know that information in order for us to provide and/or service products or services to you. We also maintain physical, electronic, and procedural safeguards to guard your personal information.

These procedures will continue to remain in effect after you cease to receive financial products and services from us.

If you have any questions concerning our customer information policy, please contact a customer service representative at 1-888-98-GUIDE.

This report has been prepared for shareholders of GuideStone Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Funds. Investors are reminded to read the prospectus carefully before investing. Past performance is no guarantee of future results. Share prices will fluctuate and there may be a gain or loss when shares are redeemed. Fund shares are distributed by PFPC Distributors, Inc., 760 Moore Rd., King of Prussia, PA 19406.

LETTER FROM THE PRESIDENT

Dear Valued Shareholders:

During the second half of 2008, investors worldwide felt the effects of extreme volatility within the financial markets. As a result of these acute highs and lows, the tendency for investors to deviate from their investment objectives by making impulsive, emotional decisions can be overwhelming — and potentially ineffective.

History indicates that diversification and appropriate asset allocations can help investors resist the tendency to make emotional decisions during these challenging economic times. Rather than react out of fear to current market conditions, we would encourage investors to evaluate their portfolios based on their long-term goals. These goals should reflect an investor’s risk tolerance, investment time horizon and age. GuideStone Funds offers a diverse family of mutual funds to meet a variety of investment objectives, and our multi-manager investment approach supplies an additional level of diversification by providing access to multiple world-class investment management firms within a single investment fund.

With $7.0 billion in assets under management (as of December 31, 2008), GuideStone Funds is the largest Christian-based registered mutual fund company and is dedicated to providing quality investment products and services to our participants. Several upcoming initiatives include:

•	Fund-specific investment advice will soon be available to retirement plan participants investing in GuideStone Funds.

•	A continued focus on compliance to ensure that our participants benefit from adequate oversight and rigorous screenings of service providers.

•	Summary prospectuses will be introduced to provide investors with streamlined information about a Fund’s investment objectives and principal investment strategies, risks and performance and fees.

•

Financial statements in XBRL will facilitate side-by-side comparison of multiple entities, allow greater reporting transparency and improve the accuracy and reliability of financial data. XBRL stands for eXtensible Business Reporting Language.

As we continue to work through the market volatility in 2009, we know that many of you remain concerned about your financial future. We at GuideStone Funds are committed to delivering long-term value with integrity to our investors. Please contact us at 1-888-98-GUIDE (1-888-984-8433) or visit our redesigned Web site at www.GuideStoneFunds.org for more information.

We appreciate your ongoing confidence in GuideStone Funds, and we will continue to enhance the products and services offered to you — our shareholders. Thank you for choosing to invest in GuideStone Funds.

Sincerely,

John R. Jones

For more information, please contact us at 1-888-98-GUIDE (1-888-984-8433)   ¿  www.GuideStoneFunds.com

FROM THE CHIEF INVESTMENT OFFICER

Rodric E. Cummins, CFA

The year 2008 was historical by any measure. It can easily be characterized as one of the most tumultuous times in the history of the U.S. financial system. It was a year unlike any seen before by this generation of investors.

Investors experienced the frustration and concern of watching hard-earned investment balances erode under the pressures of a global financial crisis and a U.S. economic recession. The effects were felt universally throughout every asset class and investment strategy. The seemingly endless stream of poor economic data, business failures, and government rescues dominated the headlines in the latter half of the year resulting in one of the most dreadful investment climates in the past 70 years.

U.S. Treasury bonds were the lone bright spot during the year, benefitting from a sharp decline in interest rates and a flight-to-quality. Non-government, high-quality bond investments, normally a harbor of safety in uncertain times, were in the very bulls-eye of the financial crisis, falling victim to an unprecedented level of risk aversion and a historical widening of credit spreads.

U.S. stocks, as measured by the S&P 500® Index, returned –37.00% during 2008, making it the worst year since 1937. Global stock markets posted similar returns for the year.

The year 2008 was a harsh reminder that economic progress is cyclical. The generous allocation of capital during prosperous times often leads to excesses that must be purged from the financial system to make way for future growth.

By all accounts, 2009 is expected to start with continued volatility and economic uncertainty. Having suffered the emotional strains of the past year, it is difficult for investors to turn the page to a new year with the hope for improvement in financial markets, yet there are many reasons to have confidence in these difficult days. Yes, challenges and threats still remain in the economic and financial landscape that may result in a prolonged period of volatility and economic contraction, but our country’s problems are not irreparable. Global central governments have united in a responsive effort through intervention to provide a coordinated solution to the global financial crisis designed to restore the creation and flow of capital that was so severely disrupted in 2008. The U.S. government is fully committed to providing regulatory, fiscal and monetary stimulus that will remove obstacles to progress and unlock the future growth of our economic system.

As we enter 2009, investors should hold fast to the most basic of all investment principles. Investment returns, while never stable or predictable, are undeniably linked over the long-term to the progress and success of capitalism and the growth of global economies. In the short-term, cyclical economic results and investor sentiment can create dislocations between long-term fundamentals and asset pricing. Those periods have historically created tremendous opportunities for investment gains in subsequent years. We maintain that a consistent investment discipline, diversification, and persistence will be the key to investors’ ability to weather this and future storms.

Asset Class Performance Comparison

The following graph illustrates the performance of the major assets classes during 2008.

1	The S&P 500® Index includes 500 of the largest stocks (in terms of market value) in the United States.
2

The Russell 2000® Index is a small-cap index consisting of the smallest 2,000 companies in the Russell 3000® Index, representing approximately 10% of the Russell 3000® Index total market capitalization.

3	The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets excluding the United States.
4	The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

U.S. Economy — Real Gross Domestic Product

On December 1, 2008, the National Bureau of Economic Research announced the United States had officially entered a recession in December 2007. The ultimate magnitude and duration of the recession will not be known for some time. The U.S. economy, as measured by the real gross domestic product (GDP) slipped 0.2% on an annualized rate in the fourth quarter of 2007. First quarter 2008 data showed a weak 0.9% annualized GDP growth rate, reflecting positive consumer expenditures (PCE) for services, exports of goods and services and federal government spending. Second quarter GDP rebounded and came in at an annual rate of 2.8% reflecting positive contributions from PCE, nonresidential structures, federal government spending and state and local government spending. As the credit crisis accelerated in the third quarter of 2008, the economy weakened and real GDP growth turned negative (decreasing at a 0.5% annualized rate). The decrease in real GDP in the third quarter reflected negative contributions from PCE, residential fixed investment and equipment and software. Residential fixed investment dropped 16.0 % reflecting the continued troubles in the housing market. In light of the data indicating a severe contraction in the economy due to the effects of the global financial crisis, consensus estimates for fourth quarter GDP are calling for negative GDP growth of at least 5%. Furthermore, forecasts for the first quarter of 2009 indicate a further contraction in economic output.

Real Gross Domestic Product (“GDP”) is one of the most widely used economic measures for the overall U.S. economy. GDP measures the output of all goods and services produced by labor and property within the United States during a specific period. The output is usually expressed as an annualized rate for a quarter. Generally, it is viewed as positive for the equity markets when GDP expands reflecting an environment of economic growth and profitability. The converse is true when GDP is contracting.

Data Source: Bloomberg

S&P 500® Index Returns

The accelerating credit crisis and resulting ramifications to the global economy manifested itself in one of the worst calendar years for stock investors. The broad U.S. equity market, as measured by the S&P 500® Index, posted tumbled 37.0% for 2008, wiping out the positive returns achieved by the bull market of the previous five years, when the index had risen an annualized 12.8%, according to Ibbotson Associates. Reacting to unprecedented events, investors fled virtually all sizes and styles of equities. Forced selling by hedge funds and institutional investors contributed to the decline in a falling-domino fashion. As is often the case at inflection points in the markets, the losses came against a backdrop of tremendous volatility in daily index movements. During the fourth quarter, the S&P 500® Index experienced 10 days where the index fell over 5% and seven days where the index gained over 5%. At its intraday low on November 20th, the index had fallen 45% from its September 30th value. From that point to the end of the year, the index gained 20%. The first quarter saw the S&P 500® Index fall 9.44%. The second quarter offered a slight reprieve when shares of rising energy stocks made up for large downdrafts in the share prices of financial companies. The index slipped just 2.73%. The crisis gathered momentum to the downside during the third quarter, and the S&P 500® Index dropped 8.37%. An historic fourth quarter saw the S&P 500® Index dive 21.94%.

The S&P 500® Index includes 500 leading companies in major industries of the U.S. economy. The index represents about 75% of U.S. equity market capitalization. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested. Constituents are selected by a team of Standard & Poor’s® economists and analysts.

Data Source: Standard & Poor’s®

S&P 500® P/E (Excluding Negative Earnings)

The price-to-earnings (P/E) ratio for the S&P 500® Index ended the year just over 19, almost unchanged from a year earlier. The ratio stayed relatively in the same area as both prices and earnings fell. For the sixteen year period show in the graph, the average P/E is just below 24.

P/E is the ratio of a stock’s price divided by its earnings per share. In this case, the P/E ratio is represented for the entire index. The ratio, or multiple, reflects the price an investor is willing to pay for a dollar of expected earnings per share.

Data Source: Ned Davis Research Group

The Conference Board Consumer Confidence Index

U.S. consumer confidence, as measured by the Conference Board’s Index, tumbled for much of the year. Consumers became increasing downbeat about their own personal economic situation as well as the overall economy which was rapidly souring under the weight of a spreading financial system crisis. The index began the year with a reading of 87.9. Sharply rising energy and food prices during the first half of the year sent consumers’ inflation expectations to an all-time high, but the shock translated into a deterioration in consumers’ sentiment about their own financial well-being. By July, the index reading had fallen to 51.9. Moderating prices at the gas pump helped to fuel a small gain in confidence in late summer with some feeling that the overall economy might be showing some signs of stabilizing. The freezing of credit markets following the demise of Lehman Brothers and resulting market panic took a heavy toll on consumer confidence in September and October. The index fell from 61.4 to 38.8 in one month, the third largest monthly decline in the history of the series. By December, the index remained at all-time lows reflecting the rapid and steep deterioration of economic conditions that occurred in the fourth quarter. Expectations for any recovery in the overall economy now appear to be more likely in the second half of 2009.

The Conference Board Consumer Confidence Index is based on a monthly survey of a sample of 5,000 U.S. households for the purpose of measuring consumer sentiment. The trend in this economic measure is closely monitored given consumers comprise approximately two-thirds of the U.S. economy. Generally, it is viewed as positive to the economy and equity markets when the index increases. This reflects the fact that consumers are positive regarding their economic outlook and that they are more willing to spend money providing further economic stimulus.

Data Source: Bloomberg

Federal Reserve

2008 began with the Federal Reserve (the “Fed”) moving aggressively in the face of deteriorating financial market conditions and tightening credit conditions. The Fed slashed its target on the Federal Funds Rate by 1.25% during January alone (from 4.25% to 3.00%). As the housing contraction deepened in the early part of the year and financial markets remained under stress, the Fed lowered short-term interest rates by an additional 75 basis points at its March 2008 meeting. In spite of continued economic weakness, rising energy and other commodity prices during the first half of the year began to creep into the Fed’s assessment of inflation. At the April meeting, rates were lowered by just 25 basis points and for the next five months the Federal Funds Rate was held steady at 2.00%. The rapid intensification of the financial market crisis in September forced an unprecedented coordinated rate cut by six global central banks, including the Fed, on October 8th. After a 0.50% cut on October 8th, the Fed cut another 0.50% at its October 29th meeting when they noted that the market turmoil was exerting additional restraint on spending and that households and business were continuing to have difficulty in obtaining credit. On December 16th, in a dramatic response to deteriorating conditions, the Fed effectively reduced the Federal Funds Rate to zero and announced that it would employ all available tools to promote the resumption of sustainable economic growth.

The Federal Reserve (“the Fed“) is the central bank of the United States. It was created by Congress to provide the nation with a safer, more flexible and more stable monetary and financial system. The Federal Funds Rate is the interest rate at which depository institutions lend balances at the Fed to other depository institutions overnight. The rate is one tool the Fed can use in their efforts of controlling the supply of money. Changes in the Federal Funds Rate trigger a chain of events that affect other short-term interest rates, foreign exchange rates, long-term interest rates, the amount of money and credit, and, ultimately, a range of economic variables, including employment, output, and prices of goods and services.

Data Source: Bloomberg

U.S. Unemployment

Since the start of the recession in December 2007, the number of unemployed persons in the United States has grown by 3.6 million, and the unemployment rate has risen by 2.3 percentage points (4.9% to 7.2%). The number of long-term unemployed (those jobless for 27 weeks or more) was up by 1.3 million in 2008. In addition, about 1.9 million persons (not seasonally adjusted) were marginally attached to the labor force in December 2008, 564,000 more than 12 months earlier. These individuals wanted and were available for work and had looked for a job sometime in the prior 12 months. They are not counted in the unemployment rate because they had not searched for work in the four weeks preceding the survey. Manufacturing job losses totaled 791,000 in 2008, with nearly half of the decrease occurring in the fourth quarter. Professional and business services lost 490,000 jobs during 2008. Employment in financial activities fell by 148,000 in 2008. On a bright note, health care employment continued to grow, adding 372,000 jobs for 2008. In December, the average workweek for production and nonsupervisory workers on private nonfarm payrolls fell to 33.3 hours, seasonally adjusted – the lowest level on record for the series, which began in 1964.

The U.S. unemployment rate measures the numbers of persons unemployed as a percentage of the labor force. Typically, unemployment tends to increase during difficult economic periods and declines during expansionary economic times. Additionally, very low unemployment can place inflationary pressure on the economy as labor markets become very competitive and expensive.

Data Source: Bloomberg

U.S. Treasury Yield Curve

During 2008, U.S. Treasury yields fell materially across the yield curve to historically low levels. The decline in yields was partly due to the Federal Reserve’s easing monetary policy that consisted of seven separate rate cuts, bringing the Federal Funds target rate to 0% - 0.25% by year-end. Investors’ “flight-to-quality” and insatiable appetite for safety in response to the financial crisis and economic recessionary environment also contributed to lower yields. The incredibly high demand for “risk-free” investments pushed bond prices higher and yields lower. Over the 12-month period, the U.S. Treasury yield curve steepened as short-term yields declined greater than long-term yields. Yields on short-term U.S. Treasuries plummeted more than 300 basis points while yields on U.S. Treasury notes and bonds fell as much as 228 basis points. At year-end, yields on the 2-year, 10-year and 30-year U.S. Treasuries were 0.76%, 2.21% and 2.68%, respectively.

The U.S. Treasury yield curve illustrates the relationship between yields on short-term, intermediate-term and long-term U.S. Treasury securities. Normally, the shape of the yield curve is upward sloping with rates increasing from the short end of the curve moving higher to the long end. The short end of the curve is impacted more by monetary policy (demand for money) while inflationary expectations and market forces impact the long end of the curve.

Data Source: Bloomberg

About Your Expenses (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees, as well as other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

ACTUAL

Fund	Class	Beginning Account Value 07/01/08	Ending Account Value 12/31/08	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2005	GS4	$1,000.00	$811.47	0.20%	$0.91
	GS6	1,000.00	808.76	0.50	2.27
MyDestination 2015	GS4	1,000.00	759.91	0.19	0.84
	GS6	1,000.00	760.12	0.50	2.21
MyDestination 2025	GS4	1,000.00	713.39	0.20	0.86
	GS6	1,000.00	712.45	0.50	2.15
MyDestination 2035	GS4	1,000.00	681.20	0.20	0.85
	GS6	1,000.00	680.84	0.50	2.11
MyDestination 2045	GS4	1,000.00	668.38	0.20	0.84
	GS6	1,000.00	668.15	0.50	2.10
Conservative Allocation	GS4	1,000.00	895.02	0.12	0.57
	GS6	1,000.00	894.50	0.34	1.62
Balanced Allocation	GS4	1,000.00	806.73	0.12	0.54
	GS6	1,000.00	806.33	0.32	1.45
Growth Allocation	GS4	1,000.00	736.96	0.12	0.52
	GS6	1,000.00	735.11	0.40	1.74
Aggressive Allocation	GS4	1,000.00	668.18	0.12	0.50
	GS6	1,000.00	667.26	0.30	1.26
Conservative Allocation I	GS2	1,000.00	895.70	0.15	0.71
Balanced Allocation I	GS2	1,000.00	807.79	0.13	0.59
Growth Allocation I	GS2	1,000.00	738.36	0.15	0.66
Aggressive Allocation I	GS2	1,000.00	669.87	0.15	0.63

About Your Expenses (Unaudited) (Continued)

ACTUAL

Fund	Class	Beginning Account Value 07/01/08	Ending Account Value 12/31/08	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Money Market (3)	GS2	$1,000.00	$1,012.62	0.21%	$1.06
	GS4	1,000.00	1,011.63	0.41	2.07
	GS6	1,000.00	1,009.51	0.82	4.14

Low-Duration Bond	GS2	1,000.00	971.05	0.36	1.78
	GS4	1,000.00	970.66	0.52	2.58
	GS6	1,000.00	969.53	0.91	4.51

Medium-Duration Bond	GS2	1,000.00	970.99	0.48	2.38
	GS4	1,000.00	969.69	0.58	2.87
	GS6	1,000.00	968.89	0.93	4.60

Extended-Duration Bond	GS2	1,000.00	934.00	0.51	2.48
	GS4	1,000.00	933.87	0.69	3.35
	GS6	1,000.00	932.97	0.97	4.71

Global Bond	GS4	1,000.00	820.05	0.76	3.48

Equity Index	GS2	1,000.00	712.15	0.20	0.86
	GS4	1,000.00	711.75	0.37	1.59
	GS6	1,000.00	710.82	0.60	2.58

Real Estate Securities	GS4	1,000.00	620.99	1.24	5.05

Value Equity	GS2	1,000.00	736.62	0.64	2.79
	GS4	1,000.00	735.29	0.83	3.62
	GS6	1,000.00	733.72	1.08	4.71

Growth Equity	GS2	1,000.00	638.36	0.85	3.50
	GS4	1,000.00	638.01	0.95	3.91
	GS6	1,000.00	637.24	1.27	5.23

Small Cap Equity	GS2	1,000.00	689.09	1.00	4.25
	GS4	1,000.00	688.20	1.13	4.80
	GS6	1,000.00	687.33	1.41	5.98

International Equity	GS2	1,000.00	619.33	0.93	3.79
	GS4	1,000.00	618.79	1.11	4.52
	GS6	1,000.00	617.96	1.36	5.53

HYPOTHETICAL (assuming a 5% return before expenses)

Fund	Class	Beginning Account Value 07/01/08	Ending Account Value 12/31/08	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2005	GS4	$1,000.00	$1,024.13	0.20%	$1.02
	GS6	1,000.00	1,022.62	0.50	2.54
MyDestination 2015	GS4	1,000.00	1,024.18	0.19	0.97
	GS6	1,000.00	1,022.62	0.50	2.54
MyDestination 2025	GS4	1,000.00	1,024.13	0.20	1.02
	GS6	1,000.00	1,022.62	0.50	2.54
MyDestination 2035	GS4	1,000.00	1,024.13	0.20	1.02
	GS6	1,000.00	1,022.62	0.50	2.54
MyDestination 2045	GS4	1,000.00	1,024.13	0.20	1.02
	GS6	1,000.00	1,022.62	0.50	2.54
Conservative Allocation	GS4	1,000.00	1,024.53	0.12	0.61
	GS6	1,000.00	1,023.43	0.34	1.73

HYPOTHETICAL (assuming a 5% return before expenses)

Fund	Class	Beginning Account Value 07/01/08	Ending Account Value 12/31/08	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Balanced Allocation	GS4	$1,000.00	$1,024.53	0.12%	$0.61
	GS6	1,000.00	1,023.53	0.32	1.63

Growth Allocation	GS4	1,000.00	1,024.53	0.12	0.61
	GS6	1,000.00	1,023.13	0.40	2.03

Aggressive Allocation	GS4	1,000.00	1,024.53	0.12	0.61
	GS6	1,000.00	1,023.63	0.30	1.53

Conservative Allocation I	GS2	1,000.00	1,024.38	0.15	0.76

Balanced Allocation I	GS2	1,000.00	1,024.48	0.13	0.66

Growth Allocation I	GS2	1,000.00	1,024.38	0.15	0.76

Aggressive Allocation I	GS2	1,000.00	1,024.38	0.15	0.76

Money Market (3)	GS2	1,000.00	1,024.08	0.21	1.07
	GS4	1,000.00	1,023.08	0.41	2.08
	GS6	1,000.00	1,021.01	0.82	4.17

Low-Duration Bond	GS2	1,000.00	1,023.33	0.36	1.83
	GS4	1,000.00	1,022.52	0.52	2.64
	GS6	1,000.00	1,020.56	0.91	4.62

Medium-Duration Bond	GS2	1,000.00	1,022.72	0.48	2.44
	GS4	1,000.00	1,022.22	0.58	2.95
	GS6	1,000.00	1,020.46	0.93	4.72

Extended-Duration Bond	GS2	1,000.00	1,022.57	0.51	2.59
	GS4	1,000.00	1,021.67	0.69	3.51
	GS6	1,000.00	1,020.26	0.97	4.93

Global Bond	GS4	1,000.00	1,021.32	0.76	3.86

Equity Index	GS2	1,000.00	1,024.13	0.20	1.02
	GS4	1,000.00	1,023.28	0.37	1.88
	GS6	1,000.00	1,022.12	0.60	3.05

Real Estate Securities	GS4	1,000.00	1,018.90	1.24	6.29

Value Equity	GS2	1,000.00	1,021.92	0.64	3.25
	GS4	1,000.00	1,020.96	0.83	4.22
	GS6	1,000.00	1,019.71	1.08	5.48

Growth Equity	GS2	1,000.00	1,020.86	0.85	4.32
	GS4	1,000.00	1,020.36	0.95	4.82
	GS6	1,000.00	1,018.75	1.27	6.44

Small Cap Equity	GS2	1,000.00	1,020.11	1.00	5.08
	GS4	1,000.00	1,019.46	1.13	5.74
	GS6	1,000.00	1,018.05	1.41	7.15

International Equity	GS2	1,000.00	1,020.46	0.93	4.72
	GS4	1,000.00	1,019.56	1.11	5.63
	GS6	1,000.00	1,018.30	1.36	6.90

(1)	Expenses include the effect of contractual waivers by GuideStone Capital Management. The Date Target Funds’ and Asset Allocation Funds’ proportionate share of the operating expenses of the Select Funds is not reflected in the tables above. If such fees and expenses had been included, the expenses would have been higher.
(2)	Expenses are equal to the Fund’s annualized expense ratios for the period July 1, 2008 through December 31, 2008, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(3)	See Note 11 in Notes to Financial Statements.

MyDestination 2005 Fund

The Fund, through its investment in underlying Select Funds and an Exchange-Traded Fund (ETF), is slightly overweight in fixed-income securities (bonds) as compared to equity securities (stocks). The fixed-income portfolio includes exposure to a wide range of bond investments across the full spectrum of maturities, including Treasury Inflation-Protected Securities (TIPS). The Fund also has a small exposure to public real estate securities through the Real Estate Securities Fund. For the calendar year ending December 31, 2008, the GS4 Class of the Fund returned (22.78)%. The diversification element of the Fund provided some benefit during 2008 in the midst of tumultuous capital markets and the economic uncertainty caused by the financial crisis. However, exposure to the International Equity Fund, Growth Equity Fund and Value Equity Fund contributed the most to the negative absolute return.

Please see page 12 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The MyDestination FundsTM attempt to achieve their objectives by investing in the Select Funds and other funds in which the Funds invest. By investing in these fund-of-funds, you will incur the expenses of the MyDestination FundsTM in addition to those of the underlying funds. You may invest in the Select Funds directly. The MyDestination FundsTM are also subject to the risks of the underlying funds they hold.

MyDestination 2005 Fund

Average Annual Total Returns as of 12/31/08

	GS4 Class*	GS6 Class*	Benchmark**
One Year	(22.78)%	(23.12)%	(19.18)%
Since Inception	(9.32)%	(9.65)%	(7.08)%
Inception Date	12/29/06	12/29/06	12/29/06
Total Fund Operating Expenses (August 5, 2008 Prospectus)	0.43%	2.87%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

The Composite Index is provided for each MyDestination Fund to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The construction of the Composite Index corresponds to the percentage allocation to the underlying asset class as represented by the Fund’s investment in the Select Funds and / or the TIPS ETF. As the percentage allocation to the underlying investment changes according to the MyDestination Funds™ glide path, the percentage allocation to the Composite Index will also change. The Composite Index is derived by applying the Fund’s target allocations over time to the results of the following indices, as applicable: S&P 500® Index, Russell 1000® Value Index, Russell 1000® Growth Index, Russell 2000® Index, MSCI ACWI (All Country World Index) Ex-U.S. Index, Merrill Lynch 1-3 Year Treasury Index, Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. Long-Term Government Bond Index, Barclays Capital U.S. Long-Term Credit Bond Index, Barclays Capital Global Aggregate Bond Index, Barclays Capital U.S. Corporate High Yield – 2% Issuer Capped Index, Dow Jones Wilshire Real Estate Securities Index, JPMorgan Emerging Markets Bond Index Plus and iShares Barclays TIPS Bond Fund.

The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MyDestination 2005 Fund
SCHEDULE OF INVESTMENTS	December 31, 2008

	Shares	Value
MUTUAL FUNDS — 85.7%
GuideStone Money Market Fund (GS4 Class)¥	968,818	$968,818
GuideStone Low-Duration Bond Fund (GS4 Class)¥	670,014	8,033,469
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	745,987	9,071,198
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	51,720	670,814
GuideStone Global Bond Fund (GS4 Class)¥	171,433	1,258,320
GuideStone Equity Index Fund (GS4 Class)¥	103,552	1,211,560
GuideStone Real Estate Securities Fund (GS4 Class)¥	396,289	2,080,517
GuideStone Value Equity Fund (GS4 Class)¥	607,998	6,402,219
GuideStone Growth Equity Fund (GS4 Class)¥	546,862	6,299,854
GuideStone Small Cap Equity Fund (GS4 Class)¥	195,365	1,740,702
GuideStone International Equity Fund (GS4 Class)¥	711,159	6,670,673

Total Mutual Funds (Cost $62,268,775)		44,408,144

EXCHANGE TRADED FUND — 14.0%
iShares Lehman Treasury Inflation Protected Securities Fund (Cost $7,525,279)	73,327	7,276,971

	Par
U.S. TREASURY OBLIGATION — 0.3%
U.S. Treasury Bill
0.10%, 05/14/09‡‡ (Cost $149,944)	$150,000	149,967

TOTAL INVESTMENTS — 100.0% (Cost $69,943,998)		51,835,082

Liabilities in Excess of Other Assets — 0.0%		(23,297)

NET ASSETS — 100.0%		$51,811,785

PORTFOLIO SUMMARY (based on net assets)

%
Bond Funds	36.7
Domestic Equity Funds	34.2
Exchange Traded Fund	13.9
International Equity Fund	12.9
Money Market Fund	1.9
Futures Contracts	1.8
U.S. Treasury Obligation	0.3

101.7

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices	$51,685,115	$16,547
Level 2 — Other Significant Observable Inputs	149,967	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$51,835,082	$16,547

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

See Notes to Financial Statements.

MyDestination 2015 Fund

The Fund, through its investment in underlying Select Funds and an Exchange-Traded Fund (ETF), is modestly overweight in equity securities (stocks) as compared to fixed-income securities (bonds). The fixed-income portfolio includes exposure to a wide range of bond investments across the full spectrum of maturities, including Treasury Inflation-Protected Securities (TIPS). The Fund also has an exposure to public real estate securities through the Real Estate Securities Fund. For the calendar year ending December 31, 2008, the GS4 Class of the Fund returned (29.31)%. The diversification element of the Fund provided some a modest benefit during 2008 in the midst of tumultuous capital markets and the economic uncertainty caused by the financial crisis. However, exposure to the International Equity Fund, Growth Equity Fund and Value Equity Fund contributed the most to the negative absolute return.

Please see page 15 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The MyDestination FundsTM attempt to achieve their objectives by investing in the Select Funds and other funds in which the Funds invest. By investing in these fund-of-funds, you will incur the expenses of the MyDestination FundsTM in addition to those of the underlying funds. You may invest in the Select Funds directly. The MyDestination FundsTM are also subject to the risks of the underlying funds they hold.

MyDestination 2015 Fund

Average Annual Total Returns as of 12/31/08

	GS4 Class*	GS6 Class*	Benchmark**
One Year	(29.31)%	(29.44)%	(26.11)%
Since Inception	(13.35)%	(13.59)%	(11.36)%
Inception Date	12/29/06	12/29/06	12/29/06
Total Fund Operating Expenses (August 5, 2008 Prospectus)	0.24%	2.54%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

The Composite Index is provided for each MyDestination Fund to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The construction of the Composite Index corresponds to the percentage allocation to the underlying asset class as represented by the Fund’s investment in the Select Funds and / or the TIPS ETF. As the percentage allocation to the underlying investment changes according to the MyDestination Funds™ glide path, the percentage allocation to the Composite Index will also change. The Composite Index is derived by applying the Fund’s target allocations over time to the results of the following indices, as applicable: S&P 500® Index, Russell 1000® Value Index, Russell 1000® Growth Index, Russell 2000® Index, MSCI ACWI (All Country World Index) Ex-U.S. Index, Merrill Lynch 1-3 Year Treasury Index, Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. Long-Term Government Bond Index, Barclays Capital U.S. Long-Term Credit Bond Index, Barclays Capital Global Aggregate Bond Index, Barclays Capital U.S. Corporate High Yield – 2% Issuer Capped Index, Dow Jones Wilshire Real Estate Index, JPMorgan Emerging Markets Bond Index Plus and iShares Barclays TIPS Bond Fund.

The Russell 1000® Value Index is a large-cap index consisting of those Russell 1000® securities with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

The Russell 1000® Growth Index is a large-cap index consisting of those Russell 1000® securities with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MyDestination 2015 Fund
SCHEDULE OF INVESTMENTS	December 31, 2008

	Shares	Value
MUTUAL FUNDS — 91.8%
GuideStone Money Market Fund (GS4 Class)¥	2,058,687	$2,058,688
GuideStone Low-Duration Bond Fund (GS4 Class)¥	783,454	9,393,613
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	1,464,820	17,812,210
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	530,373	6,878,936
GuideStone Global Bond Fund (GS4 Class)¥	969,644	7,117,184
GuideStone Equity Index Fund (GS4 Class)¥	353,678	4,138,033
GuideStone Real Estate Securities Fund (GS4 Class)¥	1,690,593	8,875,612
GuideStone Value Equity Fund (GS4 Class)¥	2,248,292	23,674,520
GuideStone Growth Equity Fund (GS4 Class)¥	2,051,067	23,628,295
GuideStone Small Cap Equity Fund (GS4 Class)¥	749,222	6,675,566
GuideStone International Equity Fund (GS4 Class)¥	2,670,755	25,051,682

Total Mutual Funds (Cost $202,327,682)		135,304,339

EXCHANGE TRADED FUND — 8.1%
iShares Lehman Treasury Inflation Protected Securities Fund (Cost $12,375,530)	120,873	11,995,436

	Par
U.S. TREASURY OBLIGATIONS — 0.2%
U.S. Treasury Bills
0.42%, 05/14/09‡‡	$25,000	24,994
0.73%, 05/14/09‡‡	275,000	274,940

Total U.S. Treasury Obligations (Cost $299,860)		299,934

TOTAL INVESTMENTS — 100.1% (Cost $215,003,072)		147,599,709

Liabilities in Excess of Other Assets — (0.1)%		(207,966)

NET ASSETS — 100.0%		$147,391,743

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	45.5
Bond Funds	28.0
International Equity Fund	17.0
Exchange Traded Fund	8.1
Money Market Fund	1.4
Futures Contracts	1.2
U.S. Treasury Obligations	0.2

101.4

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices	$147,299,775	$33,849
Level 2 — Other Significant Observable Inputs	299,934	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$147,599,709	$33,849

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

See Notes to Financial Statements.

MyDestination 2025 Fund

The Fund, through its investment in underlying Select Funds, is significantly overweight in equity securities (stocks) as compared to fixed-income securities (bonds). The Fund also has an exposure to public real estate securities through the Real Estate Securities Fund. For the calendar year ending December 31, 2008, the GS4 Class of the Fund returned (35.00)%. The diversification element of the Fund provided a slight benefit during 2008 in the midst of tumultuous capital markets and the economic uncertainty caused by the financial crisis. However, exposure to the International Equity Fund, Growth Equity Fund and Value Equity Fund contributed the most to the negative absolute return.

Please see page 18 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The MyDestination FundsTM attempt to achieve their objectives by investing in the Select Funds and other funds in which the Funds invest. By investing in these fund-of-funds, you will incur the expenses of the MyDestination FundsTM in addition to those of the underlying funds. You may invest in the Select Funds directly. The MyDestination FundsTM are also subject to the risks of the underlying funds they hold.

MyDestination 2025 Fund

Average Annual Total Returns as of 12/31/08

	GS4 Class*	GS6 Class*	Benchmark**
One Year	(35.00)%	(35.23)%	(32.10)%
Since Inception	(17.23)%	(17.48)%	(15.09)%
Inception Date	12/29/06	12/29/06	12/29/06
Total Fund Operating Expenses (August 5, 2008 Prospectus)	0.30%	2.25%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

The Composite Index is provided for each MyDestination Fund to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The construction of the Composite Index corresponds to the percentage allocation to the underlying asset class as represented by the Fund’s investment in the Select Funds and / or the TIPS ETF. As the percentage allocation to the underlying investment changes according to the MyDestination Funds™ glide path, the percentage allocation to the Composite Index will also change. The Composite Index is derived by applying the Fund’s target allocations over time to the results of the following indices, as applicable: S&P 500® Index, Russell 1000® Value Index, Russell 1000® Growth Index, Russell 2000® Index, MSCI ACWI (All Country World Index) Ex-U.S. Index, Merrill Lynch 1-3 Year Treasury Index, Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. Long-Term Government Bond Index, Barclays Capital U.S. Long-Term Credit Bond Index, Barclays Capital Global Aggregate Bond Index, Barclays Capital U.S. Corporate High Yield – 2% Issuer Capped Index, Dow Jones Wilshire Real Estate Index, JPMorgan Emerging Markets Bond Index Plus and iShares Barclays TIPS Bond Fund.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets. As of December 31, 2008, the MSCI ACWI Ex-U.S. Index consisted of the following developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MyDestination 2025 Fund
SCHEDULE OF INVESTMENTS	December 31, 2008

	Shares	Value
MUTUAL FUNDS — 100.2%
GuideStone Money Market Fund (GS4 Class)¥	1,511,269	$1,511,269
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	617,624	7,510,305
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	525,609	6,817,149
GuideStone Global Bond Fund (GS4 Class)¥	946,208	6,945,170
GuideStone Equity Index Fund (GS4 Class)¥	284,201	3,325,149
GuideStone Real Estate Securities Fund (GS4 Class)¥	1,290,868	6,777,056
GuideStone Value Equity Fund (GS4 Class)¥	1,827,946	19,248,272
GuideStone Growth Equity Fund (GS4 Class)¥	1,671,663	19,257,555
GuideStone Small Cap Equity Fund (GS4 Class)¥	756,493	6,740,349
GuideStone International Equity Fund (GS4 Class)¥	2,242,069	21,030,605

Total Mutual Funds (Cost $155,393,238)		99,162,879

	Par
U.S. TREASURY OBLIGATION — 0.3%
U.S. Treasury Bill
0.10%, 05/14/09‡‡ (Cost $264,902)	$265,000	264,942

TOTAL INVESTMENTS — 100.5% (Cost $155,658,140)		99,427,821

Liabilities in Excess of Other Assets — (0.5)%		(516,227)

NET ASSETS — 100.0%		$98,911,594

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	56.0
Bond Funds	21.5
International Equity Fund	21.3
Money Market Fund	1.5
Futures Contracts	1.4
U.S. Treasury Obligation	0.3

102.0

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices	$99,162,879	$26,638
Level 2 — Other Significant Observable Inputs	264,942	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$99,427,821	$26,638

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

See Notes to Financial Statements.

MyDestination 2035 Fund

The Fund, through its investment in underlying Select Funds, is significantly overweight in equity securities (stocks) as compared to fixed-income securities (bonds). The Fund also has an exposure to public real estate securities through the Real Estate Securities Fund. For the calendar year ending December 31, 2008, the GS4 Class of the Fund returned (38.86)%. Exposure to the International Equity Fund, Growth Equity Fund and Value Equity Fund contributed the most to the negative absolute return.

Please see page 21 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The MyDestination FundsTM attempt to achieve their objectives by investing in the Select Funds and other funds in which the Funds invest. By investing in these fund-of-funds, you will incur the expenses of the MyDestination FundsTM in addition to those of the underlying funds. You may invest in the Select Funds directly. The MyDestination FundsTM are also subject to the risks of the underlying funds they hold.

MyDestination 2035 Fund

Average Annual Total Returns as of 12/31/08

	GS4 Class*	GS6 Class*	Benchmark**
One Year	(38.86)%	(38.98)%	(37.12)%
Since Inception	(19.76)%	(19.97)%	(18.31)%
Inception Date	12/29/06	12/29/06	12/29/06
Total Fund Operating Expenses (August 5, 2008 Prospectus)	0.64%	2.97%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

The Composite Index is provided for each MyDestination Fund to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The construction of the Composite Index corresponds to the percentage allocation to the underlying asset class as represented by the Fund’s investment in the Select Funds and / or the TIPS ETF. As the percentage allocation to the underlying investment changes according to the MyDestination Funds™ glide path, the percentage allocation to the Composite Index will also change. The Composite Index is derived by applying the Fund’s target allocations over time to the results of the following indices, as applicable: S&P 500® Index, Russell 1000® Value Index, Russell 1000® Growth Index, Russell 2000® Index, MSCI ACWI (All Country World Index) Ex-U.S. Index, Merrill Lynch 1-3 Year Treasury Index, Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. Long-Term Government Bond Index, Barclays Capital U.S. Long-Term Credit Bond Index, Barclays Capital Global Aggregate Bond Index, Barclays Capital U.S. Corporate High Yield – 2% Issuer Capped Index, Dow Jones Wilshire Real Estate Index, JPMorgan Emerging Markets Bond Index Plus and iShares Barclays TIPS Bond Fund.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets. As of December 31, 2008, the MSCI ACWI Ex-U.S. Index consisted of the following developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MyDestination 2035 Fund
SCHEDULE OF INVESTMENTS	December 31, 2008

	Shares	Value
MUTUAL FUNDS — 100.0%
GuideStone Money Market Fund (GS4 Class)¥	799,768	$799,768
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	49,506	601,992
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	47,258	612,942
GuideStone Global Bond Fund (GS4 Class)¥	201,026	1,475,529
GuideStone Equity Index Fund (GS4 Class)¥	126,380	1,478,651
GuideStone Real Estate Securities Fund (GS4 Class)¥	567,754	2,980,706
GuideStone Value Equity Fund (GS4 Class)¥	828,390	8,722,950
GuideStone Growth Equity Fund (GS4 Class)¥	757,783	8,729,656
GuideStone Small Cap Equity Fund (GS4 Class)¥	401,008	3,572,980
GuideStone International Equity Fund (GS4 Class)¥	1,051,292	9,861,117

Total Mutual Funds (Cost $61,257,250)		38,836,291

	Par
U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Bills
0.27%, 05/14/09‡‡	$25,000	24,994
0.73%, 05/14/09‡‡	105,000	104,977

Total U.S. Treasury Obligations (Cost $129,937)		129,971

TOTAL INVESTMENTS — 100.3% (Cost $61,387,187)		38,966,262

Liabilities in Excess of Other Assets — (0.3)%		(104,913)

NET ASSETS — 100.0%		$38,861,349

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	65.6
International Equity Fund	25.4
Bond Funds	6.9
Money Market Fund	2.1
Futures Contracts	1.5
U.S. Treasury Obligations	0.3

101.8

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices	$38,836,291	$15,887
Level 2 — Other Significant Observable Inputs	129,971	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$38,966,262	$15,887

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

See Notes to Financial Statements.

MyDestination 2045 Fund

The Fund, through its investment in underlying Select Funds, is significantly overweight in equity securities (stocks) as compared to fixed-income securities (bonds). The Fund also has an exposure to public real estate securities through the Real Estate Securities Fund. For the calendar year ending December 31, 2008, the GS4 Class of the Fund returned (40.29)%. Exposure to the International Equity Fund, Growth Equity Fund and Value Equity Fund contributed the most to the negative absolute return.

Please see page 24 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The MyDestination FundsTM attempt to achieve their objectives by investing in the Select Funds and other funds in which the Funds invest. By investing in these fund-of-funds, you will incur the expenses of the MyDestination FundsTM in addition to those of the underlying funds. You may invest in the Select Funds directly. The MyDestination FundsTM are also subject to the risks of the underlying funds they hold.

MyDestination 2045 Fund

Average Annual Total Returns as of 12/31/08

	GS4 Class*	GS6 Class*	Benchmark**
One Year	(40.29)%	(40.44)%	(39.22)%
Since Inception	(20.97)%	(21.17)%	(19.92)%
Inception Date	12/29/06	12/29/06	12/29/06
Total Fund Operating Expenses (August 5, 2008 Prospectus)	1.48%	3.51%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

The Composite Index is provided for each MyDestination Fund to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The construction of the Composite Index corresponds to the percentage allocation to the underlying asset class as represented by the Fund’s investment in the Select Funds and / or the TIPS ETF. As the percentage allocation to the underlying investment changes according to the MyDestination Funds™ glide path, the percentage allocation to the Composite Index will also change. The Composite Index is derived by applying the Fund’s target allocations over time to the results of the following indices, as applicable: S&P 500® Index, Russell 1000® Value Index, Russell 1000® Growth Index, Russell 2000® Index, MSCI ACWI (All Country World Index) Ex-U.S. Index, Merrill Lynch 1-3 Year Treasury Index, Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. Long-Term Government Bond Index, Barclays Capital U.S. Long-Term Credit Bond Index, Barclays Capital Global Aggregate Bond Index, Barclays Capital U.S. Corporate High Yield – 2% Issuer Capped Index, Dow Jones Wilshire Real Estate Index, JPMorgan Emerging Markets Bond Index Plus and iShares Barclays TIPS Bond Fund.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets. As of December 31, 2008, the MSCI ACWI Ex-U.S. Index consisted of the following developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MyDestination 2045 Fund
SCHEDULE OF INVESTMENTS	December 31, 2008

	Shares	Value
MUTUAL FUNDS — 99.4%
GuideStone Money Market Fund (GS4 Class)¥	615,665	$615,665
GuideStone Equity Index Fund (GS4 Class)¥	77,407	905,663
GuideStone Real Estate Securities Fund (GS4 Class)¥	346,714	1,820,248
GuideStone Value Equity Fund (GS4 Class)¥	414,282	4,362,388
GuideStone Growth Equity Fund (GS4 Class)¥	374,398	4,313,063
GuideStone Small Cap Equity Fund (GS4 Class)¥	208,005	1,853,328
GuideStone International Equity Fund (GS4 Class)¥	526,266	4,936,379

Total Mutual Funds (Cost $27,515,450)		18,806,734

	Par
U.S. TREASURY OBLIGATION — 0.5%
U.S. Treasury Bill
0.10%, 05/14/09‡‡ (Cost $104,961)	$105,000	104,977

TOTAL INVESTMENTS — 99.9% (Cost $27,620,411)		18,911,711

Other Assets in Excess of Liabilities — 0.1%		16,517

NET ASSETS — 100.0%		$18,928,228

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	70.0
International Equity Fund	26.1
Money Market Fund	3.3
Futures Contracts	2.9
U.S. Treasury Obligation	0.5

102.8

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices	$18,806,734	$11,635
Level 2 — Other Significant Observable Inputs	104,977	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$18,911,711	$11,635

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2008

	MyDestination 2005 Fund	MyDestination 2015 Fund	MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund
Assets
Investments in securities of affiliated issuers, at value	$44,408,144	$135,304,339	$99,162,879	$38,836,291	$18,806,734
Investments in securities of unaffiliated issuers, at value	7,426,938	12,295,370	264,942	129,971	104,977

Total investments (1)	51,835,082	147,599,709	99,427,821	38,966,262	18,911,711
Receivables:
Dividends	1,496	3,075	2,601	1,174	928
Investment securities sold	—	255,229	110,567	1,426	—
Fund shares sold	1,961	276,932	39,948	54,666	27,979
Variation margin	12,215	20,688	26,638	11,990	10,787
Prepaid expenses and other assets	6,001	6,331	6,174	6,001	6,055

Total Assets	51,856,755	148,161,964	99,613,749	39,041,519	18,957,460

Liabilities
Payables:
Investment securities purchased	—	720,000	655,000	140,000	—
Fund shares redeemed	—	—	—	—	900
Accrued expenses:
Investment advisory fees	25,594	28,780	26,496	20,010	9,811
Distribution (12b-1) fees	196	218	319	202	156
Shareholder servicing fees	98	108	172	105	80
Other expenses	19,082	21,115	20,168	19,853	18,285

Total Liabilities	44,970	770,221	702,155	180,170	29,232

Net Assets	$51,811,785	$147,391,743	$98,911,594	$38,861,349	$18,928,228

Net Assets Consist of:
Paid-in capital	$71,000,080	$217,356,121	$155,244,481	$61,693,007	$28,291,125
Undistributed net investment income	101,730	1,381,316	608,702	185,808	127,784
Accumulated net realized loss on investments and futures transactions	(1,197,656)	(3,976,180)	(737,908)	(612,428)	(793,616)
Net unrealized appreciation (depreciation) on investments and futures	(18,092,369)	(67,369,514)	(56,203,681)	(22,405,038)	(8,697,065)

Net Assets	$51,811,785	$147,391,743	$98,911,594	$38,861,349	$18,928,228

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS4 Class	$50,677,588	$146,140,412	$96,826,291	$37,637,216	$17,997,650

GS4 shares outstanding	6,815,668	21,387,988	15,679,247	6,428,335	3,129,671

Net asset value, offering and redemption price per GS4 share	$7.44	$6.83	$6.18	$5.85	$5.75

Net assets applicable to the GS6 Class	$1,134,197	$1,251,331	$2,085,303	$1,224,133	$930,578

GS6 shares outstanding	151,337	181,674	336,489	207,579	160,572

Net asset value, offering and redemption price per GS6 share	$7.49	$6.89	$6.20	$5.90	$5.80

(1) Investments in securities of affiliated issuers, at cost	$62,268,775	$202,327,682	$155,393,238	$61,257,250	$27,515,450
Investments in securities of unaffiliated issuers, at cost	7,675,223	12,675,390	264,902	129,937	104,961

Total investments at cost	$69,943,998	$215,003,072	$155,658,140	$61,387,187	$27,620,411

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2008

	MyDestination 2005 Fund	MyDestination 2015 Fund	MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund
Investment Income
Income distributions received from affiliated funds	$1,518,008	$4,316,354	$2,895,863	$870,273	$341,854
Dividends	548,004	874,513	—	—	—
Interest	13,643	24,080	12,542	3,026	1,063

Total Investment Income	2,079,655	5,214,947	2,908,405	873,299	342,917

Expenses
Investment advisory fees	61,527	172,973	110,834	40,419	16,647
Transfer agent fees:
GS4	18,664	19,657	19,863	18,923	18,769
GS6	7,340	7,362	7,370	7,369	7,372
Custodian fees	12,642	15,810	15,401	14,446	12,458
Distribution (12b-1) fees:
GS6	1,423	1,617	2,168	1,526	1,145
Shareholder servicing fees:
GS6	1,562	1,775	2,379	1,676	1,256
Accounting and administration fees	7,802	13,938	10,431	10,915	7,102
Professional fees	37,208	37,208	37,208	37,208	37,208
Blue sky fees:
GS4	18,055	17,706	16,436	15,608	14,883
GS6	5,210	5,250	5,162	5,317	5,705
Shareholder reporting fees:
GS4	4,263	6,530	6,918	5,006	4,677
GS6	—	—	—	143	—
Trustee fees	521	1,429	903	330	140
Line of credit facility fees	303	733	461	166	66
Other expenses	11,893	12,118	11,990	11,848	11,797

Total Expenses	188,413	314,106	247,524	170,900	139,225
Expenses waived/reimbursed net of amount recaptured(1)	(63,399)	23,186	(23,442)	(87,225)	(103,673)

Net Expenses	125,014	337,292	224,082	83,675	35,552

Net Investment Income	1,954,641	4,877,655	2,684,323	789,624	307,365

Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	536,347	1,639,804	1,175,568	429,372	189,409
Net realized loss on investment securities of affiliated issuers	(1,333,950)	(4,033,730)	(923,331)	(721,196)	(784,569)
Net realized gain on investment securities of unaffiliated issuers	15,318	38,818	13,123	1,974	—
Net realized loss on futures transactions	(175,524)	(1,124,706)	(751,753)	(300,491)	(201,298)

Net realized loss	(957,809)	(3,479,814)	(486,393)	(590,341)	(796,458)

Change in unrealized depreciation on investment securities of affiliated issuers	(15,870,627)	(58,854,417)	(48,855,653)	(19,548,089)	(7,666,330)
Change in unrealized depreciation on investment securities of unaffiliated issuers	(720,079)	(1,091,113)	(2,545)	(173)	(16)
Change in unrealized appreciation on futures	18,712	54,085	38,147	21,116	16,491

Net change in unrealized appreciation (depreciation)	(16,571,994)	(59,891,445)	(48,820,051)	(19,527,146)	(7,649,855)

Net Realized and Unrealized Loss	(17,529,803)	(63,371,259)	(49,306,444)	(20,117,487)	(8,446,313)

Net Decrease in Net Assets Resulting from Operations	$(15,575,162)	$(58,493,604)	$(46,622,121)	$(19,327,863)	$(8,138,948)

(1)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.

(This page intentionally left blank)

STATEMENTS OF CHANGES IN NET ASSETS

	MyDestination 2005 Fund
	For the Year Ended
	12/31/08	12/31/07
Operations:
Net investment income	$1,954,641	$1,071,155
Net realized gain (loss) on investment securities and futures transactions	(957,809)	2,045,019
Net change in unrealized appreciation (depreciation) on investment securities and futures	(16,571,994)	(1,520,375)

Net increase (decrease) in net assets resulting from operations	(15,575,162)	1,595,799

Dividends and Distributions to Shareholders:
Dividends from net investment income(1)
GS4 shares	(2,047,981)	(1,524,510)
GS6 shares	(31,478)	(37,112)
Distributions from net realized capital gains
GS4 shares	(1,475,258)	(57,922)
GS6 shares	(33,204)	(1,467)

Total dividends and distributions	(3,587,921)	(1,621,011)

Capital Share Transactions:
Proceeds from shares sold
GS4 shares	24,467,910	63,731,938
GS6 shares	504,471	1,384,145
GS8 shares(2)	—	1,019,207
Proceeds from exchange of GS8 shares for GS6 shares(2)
GS6 shares	—	15,504
GS8 shares	—	(15,504)
Reinvestment of dividends and distributions
GS4 shares	3,523,239	1,582,432
GS6 shares	64,682	38,579

Total proceeds from shares sold and reinvested	28,560,302	67,756,301

Value of shares redeemed
GS4 shares	(16,249,160)	(7,563,551)
GS6 shares	(461,028)	(14,703)
GS8 shares(2)	—	(1,058,081)

Total value of shares redeemed	(16,710,188)	(8,636,335)

Net increase from capital share transactions(3)	11,850,114	59,119,966

Total increase (decrease) in net assets	(7,312,969)	59,094,754

Net Assets:
Beginning of Year	59,124,754	30,000

End of Year*	$51,811,785	$59,124,754

* Including undistributed net investment income	$101,730	$357

(1)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
(2)	See Note 1 in Notes to Financial Statements.
(3)	See Note 7 in Notes to Financial Statements.

See Notes to Financial Statements.

MyDestination 2015 Fund		MyDestination 2025 Fund		MyDestination 2035 Fund		MyDestination 2045 Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07
$4,877,655	$2,598,220	$2,684,323	$1,380,844	$789,624	$359,894	$307,365	$108,327
(3,479,814)	7,487,379	(486,393)	6,201,951	(590,341)	2,472,233	(796,458)	1,000,704
(59,891,445)	(7,478,069)	(48,820,051)	(7,383,630)	(19,527,146)	(2,877,892)	(7,649,855)	(1,047,210)

(58,493,604)	2,607,530	(46,622,121)	199,165	(19,327,863)	(45,765)	(8,138,948)	61,821

(3,988,233)	(4,415,924)	(2,302,358)	(2,831,806)	(625,387)	(920,638)	(180,010)	(317,266)
(18,577)	(37,265)	(33,073)	(52,369)	(5,228)	(33,623)	(30)	(28,833)
(5,474,206)	(96,678)	(4,533,694)	(59,730)	(1,798,281)	(16,283)	(665,336)	(53,860)
(46,540)	(881)	(95,733)	(1,168)	(57,955)	(635)	(34,799)	(5,636)

(9,527,556)	(4,550,748)	(6,964,858)	(2,945,073)	(2,486,851)	(971,179)	(880,175)	(405,595)

55,390,960	172,884,135	44,588,486	109,691,374	24,099,520	38,732,919	15,130,813	15,819,931
705,881	1,378,364	1,409,701	1,736,960	792,304	1,252,606	352,767	1,162,386
—	1,126,394	—	1,307,164	—	1,101,749	—	1,040,708
—	129,470	—	295,419	—	106,056	—	37,390
—	(129,470)	—	(295,419)	—	(106,056)	—	(37,390)
9,462,439	4,512,602	6,836,052	2,891,536	2,423,668	936,921	845,346	371,048
65,117	38,146	128,806	53,537	63,183	34,258	34,829	34,469

65,624,397	179,939,641	52,963,045	115,680,571	27,378,675	42,058,453	16,363,755	18,428,542

(21,287,889)	(5,433,303)	(7,208,810)	(4,692,332)	(3,015,460)	(3,464,770)	(1,237,722)	(4,122,936)
(406,299)	(42,562)	(418,340)	(13,674)	(191,533)	(17,005)	(67,470)	(10,183)
—	(1,067,864)	—	(1,095,979)	—	(1,085,353)	—	(1,092,861)

(21,694,188)	(6,543,729)	(7,627,150)	(5,801,985)	(3,206,993)	(4,567,128)	(1,305,192)	(5,225,980)

43,930,209	173,395,912	45,335,895	109,878,586	24,171,682	37,491,325	15,058,563	13,202,562

(24,090,951)	171,452,694	(8,251,084)	107,132,678	2,356,968	36,474,381	6,039,440	12,858,788

171,482,694	30,000	107,162,678	30,000	36,504,381	30,000	12,888,788	30,000

$147,391,743	$171,482,694	$98,911,594	$107,162,678	$38,861,349	$36,504,381	$18,928,228	$12,888,788

$1,381,316	$906	$608,702	$641	$185,808	$—	$127,784	$412

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ended December 31, unless otherwise indicated

											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net (2)	Expenses, Including Expense Reduction (2)	Expenses, Before Waivers and Expense Reduction (2)(3)	Investment Income, Net (1)	Investment Income/ (Loss), Excluding Waivers and Expense Reduction (1)	Portfolio Turnover Rate
MyDestination 2005 Fund*

GS4 Class
2008	$10.35	$0.30	#	$0.08	$(2.75)	$(0.31)	$(0.23)	$7.44	(22.78)%	$50,678	0.20%	0.20%	0.29%	3.25%	3.16%	40%
2007	10.00	0.33	#	0.62	(0.31)	(0.28)	(0.01)	10.35	6.42	57,667	0.20	0.20	0.43	3.16	2.93	21

GS6 Class
2008	$10.33	$0.27	#	$0.08	$(2.75)	$(0.21)	$(0.23)	$7.49	(23.12)%	$1,134	0.50%	0.50%	1.31%	2.91%	2.10%	40%
2007	10.00	0.26	#	0.62	(0.27)	(0.27)	(0.01)	10.33	6.11	1,458	0.50	0.50	2.87	2.54	0.17	21

MyDestination 2015 Fund*

GS4 Class
2008	$10.33	$0.26	#	$0.09	$(3.39)	$(0.19)	$(0.27)	$6.83	(29.31)%	$146,140	0.20%	0.20%	0.18%	2.87%	2.89%	22%
2007	10.00	0.29	#	0.83	(0.50)	(0.28)	(0.01)	10.33	6.12	169,953	0.20	0.20	0.24	2.74	2.70	7

GS6 Class
2008	$10.31	$0.22	#	$0.09	$(3.36)	$(0.10)	$(0.27)	$6.89	(29.44)%	$1,251	0.50%	0.50%	1.14%	2.48%	1.84%	22%
2007	10.00	0.22	#	0.83	(0.47)	(0.26)	(0.01)	10.31	5.74	1,529	0.50	0.50	2.54	2.12	0.08	7

MyDestination 2025 Fund*

GS4 Class
2008	$10.24	$0.21	#	$0.09	$(3.89)	$(0.15)	$(0.32)	$6.18	(35.00)%	$96,826	0.20%	0.20%	0.21%	2.47%	2.46%	10%
2007	10.00	0.25	#	1.13	(0.85)	(0.28)	(0.01)	10.24	5.29	105,102	0.20	0.20	0.30	2.37	2.27	5

GS6 Class
2008	$10.23	$0.19	#	$0.09	$(3.89)	$(0.10)	$(0.32)	$6.20	(35.23)%	$2,085	0.50%	0.50%	0.96%	2.23%	1.77%	10%
2007	10.00	0.19	#	1.13	(0.81)	(0.27)	(0.01)	10.23	5.04	2,061	0.50	0.50	2.25	1.80	0.05	5

MyDestination 2035 Fund*

GS4 Class
2008	$10.24	$0.17	#	$0.09	$(4.25)	$(0.10)	$(0.30)	$5.85	(38.86)%	$37,637	0.20%	0.20%	0.40%	2.02%	1.82%	5%
2007	10.00	0.19	#	1.31	(0.98)	(0.28)	— †	10.24	5.20	35,117	0.20	0.20	0.64	1.83	1.39	2

GS6 Class
2008	$10.22	$0.12	#	$0.09	$(4.20)	$(0.03)	$(0.30)	$5.90	(38.98)%	$1,224	0.50%	0.50%	1.35%	1.45%	0.60%	5%
2007	10.00	0.11	#	1.31	(0.94)	(0.26)	— †	10.22	4.82	1,387	0.50	0.50	2.97	1.09	(1.38)	2

MyDestination 2045 Fund*

GS4 Class
2008	$10.12	$0.16	#	$0.10	$(4.34)	$(0.06)	$(0.23)	$5.75	(40.29)%	$17,998	0.20%	0.20%	0.79%	1.97%	1.38%	5%
2007	10.00	0.17	#	1.37	(1.09)	(0.28)	(0.05)	10.12	4.46	11,659	0.19	0.19	1.48	1.60	0.31	9

GS6 Class
2008	$10.13	$0.09	#	$0.10	$(4.29)	$— †	$(0.23)	$5.80	(40.44)%	$931	0.50%	0.50%	1.91%	1.13%	(0.28)%	5%
2007	10.00	0.08	#	1.37	(1.03)	(0.24)	(0.05)	10.13	4.20	1,230	0.50	0.50	3.51	0.79	(2.22)	9

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
*	Inception date was December 29, 2006.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests.
(3)	The ratio also excludes previously recaptured fees.

See Notes to Financial Statements.

Conservative Allocation Fund

The Fund, through investments in the Select Funds, combines a greater percentage of fixed-income securities with a smaller percentage of equity securities. The Fund has a target of, but is not limited to, an asset allocation of 75% Bond Select Funds, 17% U.S. Equity Select Funds and 8% Non-U.S. Equity Select Funds. The diversification element of the Fund provided some benefit during 2008 in the midst of tumultuous capital markets and the economic uncertainty caused by the financial crisis. The Conservative Allocation Fund GS4 Class generated a return of (13.11)% for the one-year period. Although negative, the Fund delivered the best absolute performance among the Asset Allocation Funds GS4 Class. Exposure to the International Equity Fund, Growth Equity Fund and Value Equity Fund contributed the most to the negative absolute return. The Conservative Allocation Fund trailed its composite benchmark on an annualized one-year, five-year and since-inception basis.

Please see page 33 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Asset Allocation Funds attempt to achieve their objectives by investing in the Select Funds. By investing in these fund-of-funds, you will incur the expenses of the Asset Allocation Funds in addition to those of the underlying Funds. You may invest in the Select Funds directly. The Asset Allocation Funds are also subject to the risks of the underlying Funds they hold.

Conservative Allocation Fund

Average Annual Total Returns as of 12/31/08

	GS4 Class*	GS6 Class*	Benchmark**
One Year	(13.11)%	(13.25)%	(6.80)%
Five Year	1.20%	0.89%	3.01%
Since Inception	2.00%	1.72%	3.33%
Inception Date	08/27/01	08/27/01	08/27/01
Total Fund Operating Expenses (August 5, 2008 Prospectus)	0.15%	0.42%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

Represents a composite benchmark index consisting of the Russell 3000® Index, the MSCI ACWI (All Country World Index) Ex-U.S. Index and the Merrill Lynch 1-3 Year Treasury Index, weighted 17.5%, 7.5% and 75%, respectively.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets. As of December 31, 2008, the MSCI ACWI Ex-U.S. Index consisted of the following developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom.

The Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury Notes and Bonds with maturities greater than or equal to one year and less than three years.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Conservative Allocation Fund
SCHEDULE OF INVESTMENTS	December 31, 2008

	Shares	Value
MUTUAL FUNDS — 99.7%
GuideStone Money Market Fund (GS4 Class)¥	6,976,338	$6,976,338
GuideStone Low-Duration Bond Fund (GS4 Class)¥	16,002,538	191,870,436
GuideStone Equity Index Fund (GS4 Class)¥	272,342	3,186,397
GuideStone Value Equity Fund (GS4 Class)¥	1,554,556	16,369,472
GuideStone Growth Equity Fund (GS4 Class)¥	1,378,753	15,883,235
GuideStone Small Cap Equity Fund (GS4 Class)¥	379,639	3,382,582
GuideStone International Equity Fund (GS4 Class)¥	1,937,202	18,170,957

Total Mutual Funds (Cost $274,881,413)		255,839,417

	Par
U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Bills
0.00%, 05/14/09‡‡	$90,000	89,980
0.01%, 05/14/09‡‡	25,000	24,995
0.10%, 05/14/09‡‡	655,000	654,856
0.07%, 06/11/09‡‡	55,000	54,970

Total U.S. Treasury Obligations (Cost $824,739)		824,801

TOTAL INVESTMENTS — 100.0% (Cost $275,706,152)		256,664,218

Liabilities in Excess of Other Assets — 0.0%		(7,958)

NET ASSETS — 100.0%		$256,656,260

PORTFOLIO SUMMARY (based on net assets)

%
Bond Fund	74.8
Domestic Equity Funds	15.1
International Equity Fund	7.1
Money Market Fund	2.7
Futures Contracts	2.7
U.S. Treasury Obligations	0.3

102.7

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices	$255,839,417	$26,506
Level 2 — Other Significant Observable Inputs	824,801	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$256,664,218	$26,506

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

See Notes to Financial Statements.

Balanced Allocation Fund

The Fund, through investments in the Select Funds, combines approximately equal percentages of fixed-income and equity securities. The Fund has a target of, but is not limited to, an asset allocation of 50% Bond Select Funds, 35% U.S. Equity Select Funds and 15% Non-U.S. Equity Select Funds. The diversification element of the Fund provided some benefit during 2008 in the midst of tumultuous capital markets and the economic uncertainty caused by the financial crisis. The Balanced Allocation Fund GS4 Class generated a return of (24.41)% for the one-year period. The Fund’s negative absolute return was dominated by the Fund’s exposure to the U.S. Equity Select Funds and the International Equity Fund. The Balanced Allocation Fund trailed its composite benchmark on an annualized one-year, five-year and since-inception basis.

Please see page 36 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Asset Allocation Funds attempt to achieve their objectives by investing in the Select Funds. By investing in these fund-of-funds, you will incur the expenses of the Asset Allocation Funds in addition to those of the underlying Funds. You may invest in the Select Funds directly. The Asset Allocation Funds are also subject to the risks of the underlying Funds they hold.

Balanced Allocation Fund

Average Annual Total Returns as of 12/31/08

	GS4 Class*	GS6 Class*	Benchmark**
One Year	(24.41)%	(24.52)%	(19.63)%
Five Year	0.61%	0.28%	2.15%
Since Inception	1.81%	1.52%	2.97%
Inception Date	08/27/01	08/27/01	08/27/01
Total Fund Operating Expenses (August 5, 2008 Prospectus)	0.12%	0.40%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

Represents a composite benchmark index consisting of the Russell 3000® Index, the MSCI ACWI (All Country World Index) Ex-U.S. Index and the Barclays Capital U.S. Aggregate Bond Index, weighted 35%, 15% and 50%, respectively.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets. As of December 31, 2008, the MSCI ACWI Ex-U.S. Index consisted of the following developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom.

The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Balanced Allocation Fund
SCHEDULE OF INVESTMENTS	December 31, 2008

	Shares	Value
MUTUAL FUNDS — 99.7%
GuideStone Money Market Fund (GS4 Class)¥	17,075,297	$17,075,297
GuideStone Low-Duration Bond Fund (GS4 Class)¥	11,334,124	135,896,147
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	16,348,108	198,792,996
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	7,094,305	92,013,140
GuideStone Global Bond Fund (GS4 Class)¥	6,105,285	44,812,789
GuideStone Equity Index Fund (GS4 Class)¥	2,233,696	26,134,241
GuideStone Value Equity Fund (GS4 Class)¥	12,011,648	126,482,650
GuideStone Growth Equity Fund (GS4 Class)¥	10,321,474	118,903,380
GuideStone Small Cap Equity Fund (GS4 Class)¥	3,391,460	30,217,906
GuideStone International Equity Fund (GS4 Class)¥	13,747,099	128,947,791

Total Mutual Funds (Cost $1,148,797,647)		919,276,337

	Par
U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Bills
0.00%, 05/14/09‡‡	$420,000	419,908
0.10%, 05/14/09‡‡	2,030,000	2,029,553

Total U.S. Treasury Obligations (Cost $2,449,247)		2,449,461

TOTAL INVESTMENTS — 100.0% (Cost $1,151,246,894)		921,725,798

Other Assets in Excess of Liabilities — 0.0%		182,766

NET ASSETS — 100.0%		$921,908,564

PORTFOLIO SUMMARY (based on net assets)

%
Bond Funds	51.0
Domestic Equity Funds	32.7
International Equity Fund	14.0
Futures Contracts	2.1
Money Market Fund	1.9
U.S. Treasury Obligations	0.3

102.0

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices	$919,276,337	$15,797
Level 2 — Other Significant Observable Inputs	2,449,461	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$921,725,798	$15,797

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

See Notes to Financial Statements.

Growth Allocation Fund

The Fund, through investments in the Select Funds, combines a greater percentage of equity securities with a smaller percentage of fixed-income securities. The Fund has a target of, but is not limited to, an asset allocation of 52% U.S. Equity Select Funds, 25% Bond Select Funds and 23% Non-U.S. Equity Select Funds. The diversification element of the Fund provided some benefit during 2008 in the midst of tumultuous capital markets and the economic uncertainty caused by the financial crisis. The Growth Allocation Fund GS4 Class generated a return of (32.98)% for the one-year period. The Fund’s negative absolute return was primarily impacted by exposure to the U.S. Equity Select Funds and the International Equity Fund. The Growth Allocation Fund trailed its composite benchmark on an annualized one-year, five-year and since-inception basis.

Please see page 39 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Asset Allocation Funds attempt to achieve their objectives by investing in the Select Funds. By investing in these fund-of-funds, you will incur the expenses of the Asset Allocation Funds in addition to those of the underlying Funds. You may invest in the Select Funds directly. The Asset Allocation Funds are also subject to the risks of the underlying Funds they hold.

Growth Allocation Fund

Average Annual Total Returns as of 12/31/08

	GS4 Class*	GS6 Class*	Benchmark**
One Year	(32.98)%	(33.26)%	(30.26)%
Five Year	(0.56)%	(1.01)%	0.68%
Since Inception	0.51%	0.13%	1.50%
Inception Date	08/27/01	08/27/01	08/27/01
Total Fund Operating Expenses (August 5, 2008 Prospectus)	0.13%	0.42%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

Represents a composite benchmark index consisting of the Russell 3000® Index, the MSCI ACWI (All Country World Index) Ex-U.S. Index and the Barclays Capital U.S. Aggregate Bond Index, weighted 52.5%, 22.5% and 25%, respectively.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets. As of December 31, 2008, the MSCI ACWI Ex-U.S. Index consisted of the following developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom.

The Barclays U.S. Capital Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Growth Allocation Fund
SCHEDULE OF INVESTMENTS	December 31, 2008

	Shares	Value
MUTUAL FUNDS — 99.7%
GuideStone Money Market Fund (GS4 Class)¥	15,860,801	$15,860,800
GuideStone Low-Duration Bond Fund (GS4 Class)¥	4,266,639	51,157,003
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	6,146,172	74,737,446
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	2,662,813	34,536,688
GuideStone Global Bond Fund (GS4 Class)¥	2,245,910	16,484,979
GuideStone Equity Index Fund (GS4 Class)¥	2,616,469	30,612,686
GuideStone Value Equity Fund (GS4 Class)¥	13,493,333	142,084,796
GuideStone Growth Equity Fund (GS4 Class)¥	11,542,105	132,965,044
GuideStone Small Cap Equity Fund (GS4 Class)¥	3,651,065	32,530,991
GuideStone International Equity Fund (GS4 Class)¥	15,414,985	144,592,562

Total Mutual Funds (Cost $896,544,572)		675,562,995

	Par
U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Bills
0.00%, 05/14/09‡‡	$225,000	224,950
0.05%, 05/14/09‡‡	65,000	64,986
0.10%, 05/14/09‡‡	1,710,000	1,709,624

Total U.S. Treasury Obligations (Cost $1,999,370)		1,999,560

TOTAL INVESTMENTS — 100.0% (Cost $898,543,942)		677,562,555

Other Assets in Excess of Liabilities — 0.0%		314,615

NET ASSETS — 100.0%		$677,877,170

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	45.4
Bond Funds	30.6
International Equity Fund	21.4
Futures Contracts	2.5
Money Market Fund	2.3
U.S. Treasury Obligations	0.3

102.5

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices	$675,562,995	$147,552
Level 2 — Other Significant Observable Inputs	1,999,560	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$677,562,555	$147,552

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

See Notes to Financial Statements.

Aggressive Allocation Fund

The Fund, through investments in the Select Funds, combines a greater percentage of U.S. equity securities with a smaller percentage of international equity securities. The Fund has a target of, but is not limited to, an asset allocation of 70% U.S. Equity Select Funds and 30% Non-U.S. Equity Select Funds. The Aggressive Allocation Fund’s GS4 Class generated a return of (41.05)% for the one-year period. The Fund’s negative absolute return was driven by exposure to the International Equity Fund, the Growth Equity Fund and the Value Equity Fund. The Aggressive Allocation Fund trailed its custom benchmark on an annualized one-year, five-year and since-inception basis.

Please see page 42 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Asset Allocation Funds attempt to achieve their objectives by investing in the Select Funds. By investing in these fund-of-funds, you will incur the expenses of the Asset Allocation Funds in addition to those of the underlying Funds. You may invest in the Select Funds directly. The Asset Allocation Funds are also subject to the risks of the underlying Funds they hold.

Aggressive Allocation Fund

Average Annual Total Returns as of 12/31/08

	GS4 Class*	GS6 Class*	Benchmark**
One Year	(41.05)%	(41.26)%	(39.79)%
Five Year	(1.95)%	(2.25)%	(0.91)%
Since Inception	(1.01)%	(1.27)%	(0.12)%
Inception Date	08/27/01	08/27/01	08/27/01
Total Fund Operating Expenses (August 5, 2008 Prospectus)	0.13%	0.39%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	Represents a composite benchmark index consisting of the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 70% and 30%, respectively.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets. As of December 31, 2008, the MSCI ACWI Ex-U.S. Index consisted of the following developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Aggressive Allocation Fund
SCHEDULE OF INVESTMENTS	December 31, 2008

	Shares	Value
MUTUAL FUNDS — 99.8%
GuideStone Money Market Fund (GS4 Class)¥	9,922,332	$9,922,332
GuideStone Equity Index Fund (GS4 Class)¥	2,969,388	34,741,840
GuideStone Value Equity Fund (GS4 Class)¥	14,965,777	157,589,627
GuideStone Growth Equity Fund (GS4 Class)¥	13,249,322	152,632,187
GuideStone Small Cap Equity Fund (GS4 Class)¥	4,259,078	37,948,385
GuideStone International Equity Fund (GS4 Class)¥	17,611,532	165,196,175

Total Mutual Funds (Cost $797,967,964)		558,030,546

	Par
U.S. TREASURY OBLIGATIONS — 0.2%
U.S. Treasury Bills
0.01%, 05/14/09‡‡	$60,000	59,986
0.10%, 05/14/09‡‡	1,155,000	1,154,746

Total U.S. Treasury Obligations (Cost $1,214,572)		1,214,732

TOTAL INVESTMENTS — 100.0% (Cost $799,182,536)		559,245,278

Liabilities in Excess of Other Assets — 0.0%		(69,325)

NET ASSETS — 100.0%		$559,175,953

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	68.4
International Equity Fund	29.5
Futures Contracts	1.9
Money Market Fund	1.8
U.S. Treasury Obligations	0.2

101.8

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices	$558,030,546	$137,430
Level 2 — Other Significant Observable Inputs	1,214,732	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$559,245,278	$137,430

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2008

	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Assets
Investments in securities of affiliated issuers, at value	$255,839,417	$919,276,337	$675,562,995	$558,030,546
Investments in securities of unaffiliated issuers, at value	824,801	2,449,461	1,999,560	1,214,732

Total investments (1)	256,664,218	921,725,798	677,562,555	559,245,278
Receivables:
Dividends	7,804	21,006	19,877	13,044
Fund shares sold	50,843	185,655	148,305	13,014
Variation margin	92,225	255,850	226,100	136,850
Prepaid expenses and other assets	11,135	12,982	10,617	10,347

Total Assets	256,826,225	922,201,291	677,967,454	559,418,533

Liabilities
Cash overdraft	—	6,556	—	—
Payables:
Fund shares redeemed	138,373	179,475	11,912	174,597
Accrued expenses:
Investment Advisory fees	3,238	55,017	35,842	27,969
Distribution (12b-1) fees	1,723	2,724	1,740	2,045
Shareholder servicing fees	893	1,418	882	1,036
Other expenses	25,738	47,537	39,908	36,933

Total Liabilities	169,965	292,727	90,284	242,580

Net Assets	$256,656,260	$921,908,564	$677,877,170	$559,175,953

Net Assets Consist of:
Paid-in-capital	$275,267,820	$1,147,040,507	$895,610,809	$794,546,110
Undistributed net investment income	6,254	—	—	—
Accumulated net realized gain on investments and futures transactions	397,614	4,373,356	3,100,196	4,429,671
Net unrealized appreciation (depreciation) on investments and futures	(19,015,428)	(229,505,299)	(220,833,835)	(239,799,828)

Net Assets	$256,656,260	$921,908,564	$677,877,170	$559,175,953

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS4 Class	$246,616,910	$905,743,260	$667,768,501	$547,313,390

GS4 shares outstanding	23,883,719	98,430,227	75,367,103	67,304,697

Net asset value, offering and redemption price per GS4 share	$10.33	$9.20	$8.86	$8.13

Net assets applicable to the GS6 Class	$10,039,350	$16,165,304	$10,108,669	$11,862,563

GS6 shares outstanding	1,540,893	3,286,718	2,027,993	2,459,069

Net asset value, offering and redemption price per GS6 share	$6.52	$4.92	$4.98	$4.82

(1) Investments in securities of affiliated issuers, at cost	$274,881,413	$1,148,797,647	$896,544,572	$797,967,964
Investments in securities of unaffiliated issuers, at cost	824,739	2,449,247	1,999,370	1,214,572

Total investments at cost	$275,706,152	$1,151,246,894	$898,543,942	$799,182,536

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2008

	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Investment Income
Income distributions received from affiliated funds	$10,605,791	$36,900,143	$20,560,236	$10,719,198
Interest	67,393	181,942	83,769	20,521

Total Investment Income	10,673,184	37,082,085	20,644,005	10,739,719

Expenses
Investment advisory fees	312,467	1,187,270	922,479	815,966
Transfer agent fees:
GS4 shares	27,085	55,383	43,033	42,247
GS6 shares	7,397	7,450	7,390	7,425
Custodian fees	10,408	26,016	22,100	18,817
Distribution (12b-1) fees:
GS6 shares	12,870	19,464	13,107	16,937
Shareholder servicing fees:
GS6 shares	14,108	21,301	14,347	18,533
Accounting and administration fees	21,995	70,805	55,431	49,322
Professional fees	42,384	42,385	42,385	42,385
Blue sky fees:
GS4 shares	17,749	19,052	20,383	18,418
GS6 shares	1,460	1,126	1,314	1,346
Shareholder reporting fees:
GS4 shares	21,752	66,806	52,193	50,604
GS6 shares	117	227	311	238
Trustee fees	3,799	15,247	12,003	10,787
Line of credit facility fees	1,385	5,443	4,283	3,837
Other expenses	11,158	12,065	11,804	11,661

Total Expenses	506,134	1,550,040	1,222,563	1,108,523
Expenses waived/reimbursed net of amount recaptured(1)	(102,058)	(88,095)	(91,440)	(98,274)

Net Expenses	404,076	1,461,945	1,131,123	1,010,249

Net Investment Income	10,269,108	35,620,140	19,512,882	9,729,470

Realized and Unrealized Loss
Capital gain distributions received from affiliated funds	756,716	12,621,426	8,941,967	7,149,374
Net realized gain on investment securities of affiliated issuers	8,701,938	53,384,679	28,388,082	22,918,908
Net realized gain (loss) on investment securities of unaffiliated issuers	71,045	(596,964)	(728,559)	—
Net realized loss on futures transactions	(705,078)	(4,081,587)	(3,214,311)	(4,151,346)

Net realized gain	8,824,621	61,327,554	33,387,179	25,916,936

Change in unrealized depreciation on investment securities of affiliated issuers	(60,646,618)	(415,532,564)	(402,470,876)	(437,112,047)
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	4,794	(206,318)	(93,902)	(380)
Change in unrealized appreciation on futures	27,094	45,850	176,567	171,237

Net change in unrealized appreciation (depreciation)	(60,614,730)	(415,693,032)	(402,388,211)	(436,941,190)

Net Realized and Unrealized Loss	(51,790,109)	(354,365,478)	(369,001,032)	(411,024,254)

Net Decrease in Net Assets Resulting from Operations	$(41,521,001)	$(318,745,338)	$(349,488,150)	$(401,294,784)

(1)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.

(This page intentionally left blank)

STATEMENTS OF CHANGES IN NET ASSETS

	Conservative Allocation Fund		Balanced Allocation Fund
	For the Year Ended		For the Year Ended
	12/31/08	12/31/07	12/31/08	12/31/07
Operations:
Net investment income	$10,269,108	$9,888,875	$35,620,140	$36,460,587
Net realized gain on investment securities and futures transactions	8,824,621	13,399,627	61,327,554	102,089,576
Net change in unrealized appreciation (depreciation) on investment securities and futures	(60,614,730)	(3,540,166)	(415,693,032)	(45,174,455)

Net increase (decrease) in net assets resulting from operations	(41,521,001)	19,748,336	(318,745,338)	93,375,708

Dividends and Distributions to Shareholders:
Dividends from net investment income(1)
GS4 shares	(9,693,871)	(10,257,249)	(40,400,725)	(43,958,470)
GS6 shares	(568,343)	(645,141)	(1,249,223)	(1,077,383)
Distributions from net realized capital gains
GS4 shares	(11,948,499)	(12,085,382)	(87,603,110)	(90,170,185)
GS6 shares	(724,405)	(794,773)	(2,600,874)	(2,229,400)

Total dividends and distributions	(22,935,118)	(23,782,545)	(131,853,932)	(137,435,438)

Capital Share Transactions:
Proceeds from shares sold
GS4 shares	47,483,596	42,265,946	49,002,929	65,136,033
GS6 shares	10,824,099	148,296	2,037,778	1,397,888
GS8 shares(2)	—	71,747	—	466,712
Proceeds from exchange of GS8 shares for GS6 shares(2)
GS6 shares	—	319,625	—	3,063,229
GS8 shares	—	(319,625)	—	(3,063,229)
Reinvestment of dividends and distributions
GS4 shares	21,623,391	22,330,442	127,987,706	134,110,793
GS6 shares	1,292,748	1,439,913	3,850,097	3,306,782

Total proceeds from shares sold and reinvested	81,223,834	66,256,344	182,878,510	204,418,208

Value of shares redeemed
GS4 shares	(74,845,193)	(56,005,754)	(178,146,050)	(208,709,539)
GS6 shares	(13,199,672)	(19,909)	(1,652,196)	(476,452)
GS8 shares(2)	—	(5,669,148)	—	(6,269,702)

Total value of shares redeemed	(88,044,865)	(61,694,811)	(179,798,246)	(215,455,693)

Net increase (decrease) from capital share transactions(3)	(6,821,031)	4,561,533	3,080,264	(11,037,485)

Total increase (decrease) in net assets	(71,277,150)	527,324	(447,519,006)	(55,097,215)

Net Assets:
Beginning of Year	327,933,410	327,406,086	1,369,427,570	1,424,524,785

End of Year*	$256,656,260	$327,933,410	$921,908,564	$1,369,427,570

* Including undistributed net investment income	$6,254	$677	$—	$—

(1)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
(2)	See Note 1 in Notes to Financial Statements.
(3)	See Note 7 in Notes to Financial Statements.

See Notes to Financial Statements.

Growth Allocation Fund		Aggressive Allocation Fund
For the Year Ended		For the Year Ended
12/31/08	12/31/07	12/31/08	12/31/07
$19,512,882	$20,060,739	$9,729,470	$9,676,356

33,387,179	101,920,099	25,916,936	111,338,317

(402,388,211)	(43,842,358)	(436,941,190)	(49,451,797)

(349,488,150)	78,138,480	(401,294,784)	71,562,876

(21,309,114)	(29,803,490)	(9,439,716)	(21,728,269)
(523,396)	(586,886)	(296,932)	(610,351)

(71,442,300)	(91,054,947)	(74,709,707)	(97,810,986)
(1,729,302)	(1,828,932)	(2,468,492)	(2,859,391)

(95,004,112)	(123,274,255)	(86,914,847)	(123,008,997)

39,141,307	52,886,509	39,353,913	63,137,976
2,441,653	1,817,294	1,160,837	980,856
—	874,231	—	743,774
—	2,837,014	—	1,505,369
—	(2,837,014)	—	(1,505,369)
92,746,748	120,855,938	84,148,111	119,537,254
2,252,698	2,415,818	2,765,424	3,469,742

136,582,406	178,849,790	127,428,285	187,869,602

(122,227,222)	(171,694,646)	(100,170,087)	(164,016,299)
(1,641,495)	(192,271)	(1,067,413)	(149,759)
—	(6,756,589)	—	(7,106,675)

(123,868,717)	(178,643,506)	(101,237,500)	(171,272,733)

12,713,689	206,284	26,190,785	16,596,869

(431,778,573)	(44,929,491)	(462,018,846)	(34,849,252)

1,109,655,743	1,154,585,234	1,021,194,799	1,056,044,051

$677,877,170	$1,109,655,743	$559,175,953	$1,021,194,799

$—	$3,466	$—	$8,258

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ended December 31, unless otherwise indicated

											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net (3)	Expenses, Including Expense Reduction (3)	Expenses, Before Waivers and Expense Reduction (3)(4)	Investment Income, Net (1)	Investment Income/ (Loss), Excluding Waivers and Expense Reduction (1)	Portfolio Turnover Rate
Conservative Allocation Fund

GS4 Class
2008	$13.02	$0.42	#	$0.03	$(2.17)	$(0.42)	$(0.55)	$10.33	(13.11)%	$246,617	0.12%	0.12%	0.15%	3.36%	3.33%	17%
2007	13.15	0.43	#	0.21	0.21	(0.44)	(0.54)	13.02	6.48	313,829	0.13	0.13	0.16	3.13	3.10	13
2006	12.94	0.40	#	0.17	0.20	(0.41)	(0.15)	13.15	5.99	308,802	0.13	0.13	0.18	3.08	3.03	9
2005	13.18	0.33	#	0.09	0.02	(0.32)	(0.36)	12.94	3.31	280,256	0.13	0.13	0.19	2.51	2.45	20
2004	13.00	0.21	#	0.04	0.37	(0.31)	(0.13)	13.18	4.76	270,913	0.13	0.13	0.17	1.60	1.56	11

GS6 Class
2008	$8.62	$0.25	#	$0.03	$(1.43)	$(0.40)	$(0.55)	$6.52	(13.25)%	$10,039	0.40%	0.40%	0.41%	3.00%	2.99%	17%
2007	9.03	0.26	#	0.21	0.07	(0.41)	(0.54)	8.62	6.04	14,105	0.44	0.44	0.47	2.83	2.80	13
2006	9.05	0.25	#	0.17	0.09	(0.38)	(0.15)	9.03	5.66	12,860	0.50	0.50	0.53	2.70	2.67	9
2005	9.42	0.20	#	0.09	(0.02)	(0.28)	(0.36)	9.05	2.90	12,161	0.50	0.50	0.56	2.10	2.04	20
2004	9.41	0.11	#	0.04	0.27	(0.28)	(0.13)	9.42	4.52	11,815	0.36	0.36	0.45	1.14	1.05	11

Balanced Allocation Fund

GS4 Class
2008	$14.13	$0.39	#	$0.13	$(3.99)	$(0.43)	$(1.03)	$9.20	(24.41)%	$905,743	0.12%	0.12%	0.13%	3.05%	3.04%	19%
2007	14.61	0.41	#	0.48	0.16	(0.48)	(1.05)	14.13	7.16	1,348,204	0.13	0.13	0.13	2.68	2.68	7
2006	14.20	0.36	#	0.39	0.50	(0.40)	(0.44)	14.61	8.78	1,400,001	0.13	0.13	0.14	2.44	2.43	7
2005	14.27	0.32	#	0.21	0.36	(0.36)	(0.60)	14.20	6.24	1,273,855	0.13	0.13	0.14	2.18	2.17	10
2004	13.41	0.26	#	0.11	0.99	(0.30)	(0.20)	14.27	10.13	1,283,982	0.13	0.13	0.13	1.90	1.90	6

GS6 Class
2008	$8.46	$0.21	#	$0.13	$(2.44)	$(0.41)	$(1.03)	$4.92	(24.52)%	$16,165	0.39%	0.39%	0.37%	2.83%	2.85%	19%
2007	9.33	0.24	#	0.48	(0.09)	(0.45)	(1.05)	8.46	6.77	21,224	0.43	0.43	0.44	2.45	2.44	7
2006	9.36	0.20	#	0.39	0.19	(0.37)	(0.44)	9.33	8.30	16,080	0.48	0.48	0.48	2.11	2.11	7
2005	9.71	0.18	#	0.21	0.19	(0.33)	(0.60)	9.36	5.96	13,888	0.48	0.48	0.48	1.82	1.82	10
2004	9.28	0.12	#	0.11	0.66	(0.26)	(0.20)	9.71	9.66	13,118	0.46	0.46	0.52	1.28	1.22	6

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio also excludes previously recaptured fees.

See Notes to Financial Statements.

											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net (3)	Expenses, Including Expense Reduction (3)	Expenses, Before Waivers and Expense Reduction (3)(4)	Investment Income, Net (1)	Investment Income/ (Loss), Excluding Waivers and Expense Reduction (1)	Portfolio Turnover Rate
Growth Allocation Fund

GS4 Class
2008	$15.34	$0.28	#	$0.13	$(5.50)	$(0.29)	$(1.10)	$8.86	(32.98)%	$667,769	0.12%	0.12%	0.13%	2.15%	2.14%	13%
2007	16.05	0.30	#	0.78	0.07	(0.43)	(1.43)	15.34	7.16	1,095,092	0.13	0.13	0.13	1.80	1.80	5
2006	15.45	0.27	#	0.63	0.81	(0.35)	(0.76)	16.05	11.03	1,137,039	0.13	0.13	0.14	1.66	1.65	7
2005	15.03	0.23	#	0.31	0.68	(0.31)	(0.49)	15.45	8.09	1,046,061	0.13	0.13	0.14	1.50	1.49	5
2004	13.62	0.19	#	0.08	1.47	(0.21)	(0.12)	15.03	12.80	1,043,625	0.13	0.13	0.13	1.33	1.33	3

GS6 Class
2008	$9.56	$0.15	#	$0.13	$(3.49)	$(0.27)	$(1.10)	$4.98	(33.26)%	$10,109	0.43%	0.43%	0.40%	1.88%	1.91%	13%
2007	10.67	0.18	#	0.78	(0.24)	(0.40)	(1.43)	9.56	6.75	14,564	0.47	0.46	0.49	1.60	1.58	5
2006	10.61	0.14	#	0.63	0.35	(0.30)	(0.76)	10.67	10.58	9,448	0.59	0.59	0.59	1.27	1.27	7
2005	10.57	0.11	#	0.31	0.37	(0.26)	(0.49)	10.61	7.43	7,571	0.62	0.62	0.62	1.01	1.01	5
2004	9.67	0.07	#	0.08	1.03	(0.16)	(0.12)	10.57	12.28	7,042	0.56	0.56	0.61	0.66	0.61	3

Aggressive Allocation Fund

GS4 Class
2008	$16.31	$0.16	#	$0.12	$(7.01)	$(0.14)	$(1.31)	$8.13	(41.05)%	$547,313	0.12%	0.12%	0.13%	1.21%	1.20%	7%
2007	17.23	0.17	#	1.11	(0.04)	(0.36)	(1.80)	16.31	7.17	1,000,850	0.13	0.13	0.13	0.94	0.94	2
2006	16.28	0.15	#	0.88	1.13	(0.28)	(0.93)	17.23	13.20	1,031,999	0.13	0.13	0.14	0.90	0.89	4
2005	15.55	0.13	#	0.41	0.98	(0.23)	(0.56)	16.28	9.75	940,769	0.13	0.13	0.14	0.85	0.84	4
2004	13.64	0.11	#	0.04	1.96	(0.12)	(0.08)	15.55	15.47	936,734	0.13	0.13	0.13	0.77	0.77	2

GS6 Class
2008	$10.70	$0.08	#	$0.12	$(4.65)	$(0.12)	$(1.31)	$4.82	(41.26)%	$11,863	0.38%	0.38%	0.38%	0.96%	0.96%	7%
2007	12.00	0.09	#	1.11	(0.37)	(0.33)	(1.80)	10.70	6.89	20,345	0.43	0.43	0.43	0.71	0.71	2
2006	11.67	0.07	#	0.88	0.55	(0.24)	(0.93)	12.00	12.79	16,887	0.47	0.47	0.47	0.58	0.58	4
2005	11.35	0.06	#	0.41	0.60	(0.19)	(0.56)	11.67	9.40	14,441	0.50	0.50	0.50	0.48	0.48	4
2004	10.00	0.04	#	0.04	1.43	(0.08)	(0.08)	11.35	15.17	13,202	0.44	0.44	0.50	0.37	0.31	2

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio also excludes previously recaptured fees.

See Notes to Financial Statements.

Conservative Allocation Fund I

The Fund, through investments in the Select Funds, combines a greater percentage of fixed-income securities with a smaller percentage of equity securities. The Fund has a target of, but is not limited to, an asset allocation of 75% Bond Select Funds, 17% U.S. Equity Select Funds and 8% Non-U.S. Equity Select Funds. The diversification element of the Fund provided some benefit during 2008 in the midst of tumultuous capital markets and the economic uncertainty caused by the financial crisis. The Conservative Allocation Fund I generated a return of (12.98)% for the one-year period. Exposure to the International Equity Fund, Growth Equity Fund and Value Equity Fund contributed the most to the negative absolute return. The Conservative Allocation Fund I trailed its composite benchmark on an annualized one-year, five-year and since-inception basis.

Please see page 52 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Asset Allocation Funds attempt to achieve their objectives by investing in the Select Funds. By investing in these fund-of-funds, you will incur the expenses of the Asset Allocation Funds in addition to those of the underlying Funds. You may invest in the Select Funds directly. The Asset Allocation Funds are also subject to the risks of the underlying Funds they hold.

Conservative Allocation Fund I

Average Annual Total Returns as of 12/31/08

	GS2 Class*	Benchmark**
One Year	(12.98)%	(6.80)%
Five Year	1.32%	3.01%
Since Inception	1.99%	3.64%
Inception Date	07/01/03	07/01/03
Total Fund Operating Expenses (August 5, 2008 Prospectus)	0.25%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS2 Class of the Fund since July 1, 2003 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

Represents a composite benchmark index consisting of the Russell 3000® Index, the MSCI ACWI (All Country World Index) Ex-U.S. Index and the Merrill Lynch 1-3 Year Treasury Index, weighted 17.5%, 7.5% and 75%, respectively.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets. As of December 31, 2008, the MSCI ACWI Ex-U.S. Index consisted of the following developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom.

The Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury Notes and Bonds with maturities greater than or equal to one year and less than three years.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Conservative Allocation I
SCHEDULE OF INVESTMENTS	December 31, 2008

	Shares	Value
MUTUAL FUNDS — 99.7%
GuideStone Money Market Fund (GS2 Class)¥	958,132	$958,132
GuideStone Low-Duration Bond Fund (GS2 Class)¥	5,055,536	41,000,397
GuideStone Equity Index Fund (GS2 Class)¥	106,735	678,837
GuideStone Value Equity Fund (GS2 Class)¥	633,553	3,497,213
GuideStone Growth Equity Fund (GS2 Class)¥	467,090	3,391,073
GuideStone Small Cap Equity Fund (GS2 Class)¥	121,535	721,920
GuideStone International Equity Fund (GS2 Class)¥	529,761	3,877,851

Total Mutual Funds (Cost $66,225,860)		54,125,423

	Par
U.S. TREASURY OBLIGATION — 0.3%
U.S. Treasury Bill 0.10%,
05/14/09‡‡ (Cost $179,934)	$180,000	179,960

TOTAL INVESTMENTS — 100.0% (Cost $66,405,794)		54,305,383

Other Assets in Excess of Liabilities — 0.0%		11,232

NET ASSETS — 100.0%		$54,316,615

PORTFOLIO SUMMARY (based on net assets)

%
Bond Fund	75.6
Domestic Equity Funds	15.3
International Equity Fund	7.1
Futures Contracts	1.8
Money Market Fund	1.8
U.S. Treasury Obligation	0.3

101.9

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices	$54,125,423	$12,673
Level 2 — Other Significant Observable Inputs	179,960	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$54,305,383	$12,673

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

See Notes to Financial Statements.

Balanced Allocation Fund I

The Fund, through investments in the Select Funds, combines approximately equal percentages of fixed-income and equity securities. The Fund has a target of, but is not limited to, an asset allocation of 50% Bond Select Funds, 35% U.S. Equity Select Funds and 15% Non-U.S. Equity Select Funds. The diversification element of the Fund provided some benefit during 2008 in the midst of tumultuous capital markets and the economic uncertainty caused by the financial crisis. The Balanced Allocation Fund I generated a return of (24.26)% for the one-year period. The Fund’s negative absolute return was dominated by the Fund’s exposure to the U.S. Equity Select Funds and the International Equity Fund. The Balanced Allocation Fund I trailed its composite benchmark on an annualized one-year, five-year and since-inception basis.

Please see page 55 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Asset Allocation Funds attempt to achieve their objectives by investing in the Select Funds. By investing in these fund-of-funds, you will incur the expenses of the Asset Allocation Funds in addition to those of the underlying Funds. You may invest in the Select Funds directly. The Asset Allocation Funds are also subject to the risks of the underlying Funds they hold.

Balanced Allocation Fund I

Average Annual Total Returns as of 12/31/08

	GS2 Class*	Benchmark**
One Year	(24.26)%	(19.63)%
Five Year	0.75%	2.15%
Since Inception	2.26%	3.63%
Inception Date	07/01/03	07/01/03
Total Fund Operating Expenses
(August 5, 2008 Prospectus)	0.13%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS2 Class of the Fund since July 1, 2003 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

Represents a composite benchmark index consisting of the Russell 3000® Index, the MSCI ACWI (All Country World Index) Ex-U.S. Index and the Barclays Capital U.S. Aggregate Bond Index, weighted 35%, 15% and 50%, respectively.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets. As of December 31, 2008, the MSCI ACWI Ex-U.S. Index consisted of the following developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom.

The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Balanced Allocation Fund I
SCHEDULE OF INVESTMENTS	December 31, 2008

	Shares	Value
MUTUAL FUNDS — 99.6%
GuideStone Money Market Fund (GS2 Class)¥	5,999,022	$5,999,022
GuideStone Low-Duration Bond Fund (GS2 Class)¥	4,697,112	38,093,577
GuideStone Medium-Duration Bond Fund (GS2 Class)¥	7,830,390	55,830,680
GuideStone Extended-Duration Bond Fund (GS2 Class)¥	4,089,851	25,806,958
GuideStone Global Bond Fund (GS4 Class)¥	1,714,009	12,580,825
GuideStone Equity Index Fund (GS2 Class)¥	1,152,806	7,331,849
GuideStone Value Equity Fund (GS2 Class)¥	6,437,830	35,536,821
GuideStone Growth Equity Fund (GS2 Class)¥	4,596,290	33,369,069
GuideStone Small Cap Equity Fund (GS2 Class)¥	1,427,796	8,481,111
GuideStone International Equity Fund (GS2 Class)¥	4,944,628	36,194,674

Total Mutual Funds (Cost $362,128,906)		259,224,586

	Par
U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Bills
0.01%, 05/14/09‡‡	$55,000	54,988
0.02%, 05/14/09‡‡	35,000	34,992
0.10%, 05/14/09‡‡	650,000	649,857

Total U.S. Treasury Obligations (Cost $739,755)		739,837

TOTAL INVESTMENTS — 99.9% (Cost $362,868,661)		259,964,423

Other Assets in Excess of Liabilities — 0.1%		158,136

NET ASSETS — 100.0%		$260,122,559

PORTFOLIO SUMMARY (based on net assets)

%
Bond Funds	50.9
Domestic Equity Funds	32.6
International Equity Fund	13.9
Futures Contracts	2.4
Money Market Fund	2.3
U.S. Treasury Obligations	0.3

102.4

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices	$259,224,586	$43,872
Level 2 — Other Significant Observable Inputs	739,837	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$259,964,423	$43,872

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

See Notes to Financial Statements.

Growth Allocation Fund I

The Fund, through investments in the Select Funds, combines a greater percentage of equity securities with a smaller percentage of fixed-income securities. The Fund has a target of, but is not limited to, an asset allocation of 52% U.S. Equity Select Funds, 25% Bond Select Funds and 23% Non-U.S. Equity Select Funds. The diversification element of the Fund provided some benefit during 2008 in the midst of tumultuous capital markets and the economic uncertainty caused by the financial crisis. The Growth Allocation Fund I generated a return of (32.82)% for the one-year period. The Fund’s negative absolute return was primarily impacted by exposure to the U.S. Equity Select Funds and the International Equity Fund. The Growth Allocation Fund I trailed its composite benchmark on an annualized one-year, five-year and since-inception basis.

Please see page 58 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Asset Allocation Funds attempt to achieve their objectives by investing in the Select Funds. By investing in these fund-of-funds, you will incur the expenses of the Asset Allocation Funds in addition to those of the underlying Funds. You may invest in the Select Funds directly. The Asset Allocation Funds are also subject to the risks of the underlying Funds they hold.

Growth Allocation Fund I

Average Annual Total Returns as of 12/31/08

	GS2 Class*	Benchmark**
One Year	(32.82)%	(30.26)%
Five Year	(0.41)%	0.68%
Since Inception	1.87%	3.06%
Inception Date	07/01/03	07/01/03
Total Fund Operating Expenses (August 5, 2008 Prospectus)	0.15%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS2 Class of the Fund since July 1, 2003 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

Represents a composite benchmark index consisting of the Russell 3000® Index, the MSCI ACWI (All Country World Index) Ex-U.S. Index and the Barclays U.S. Capital Aggregate Bond Index, weighted 52.5%, 22.5% and 25%, repectively.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets. As of December 31, 2008, the MSCI ACWI Ex-U.S. Index consisted of the following developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom.

The Barclays U.S. Capital Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Growth Allocation Fund I
SCHEDULE OF INVESTMENTS	December 31, 2008

	Shares	Value
MUTUAL FUNDS — 99.6%
GuideStone Money Market Fund (GS2 Class)¥	3,473,075	$3,473,075
GuideStone Low-Duration Bond Fund (GS2 Class)¥	1,508,811	12,236,460
GuideStone Medium-Duration Bond Fund (GS2 Class)¥	2,507,477	17,878,309
GuideStone Extended-Duration Bond Fund (GS2 Class)¥	1,308,669	8,257,704
GuideStone Global Bond Fund (GS4 Class)¥	539,056	3,956,674
GuideStone Equity Index Fund (GS2 Class)¥	1,150,523	7,317,326
GuideStone Value Equity Fund (GS2 Class)¥	6,162,503	34,017,017
GuideStone Growth Equity Fund (GS2 Class)¥	4,377,363	31,779,658
GuideStone Small Cap Equity Fund (GS2 Class)¥	1,309,417	7,777,936
GuideStone International Equity Fund (GS2 Class)¥	4,722,569	34,569,205

Total Mutual Funds (Cost $248,553,030)		161,263,364

	Par
U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Bills
0.03%, 05/14/09‡‡	$20,000	19,996
0.05%, 05/14/09‡‡	30,000	29,994
0.10%, 05/14/09‡‡	380,000	379,916

Total U.S. Treasury Obligations (Cost $429,853)		429,906

TOTAL INVESTMENTS — 99.9% (Cost $248,982,883)		161,693,270

Other Assets in Excess of Liabilities — 0.1%		121,706

NET ASSETS — 100.0%		$161,814,976

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	49.9
Bond Funds	26.2
International Equity Fund	21.4
Futures Contracts	2.2
Money Market Fund	2.1
U.S. Treasury Obligations	0.3

102.1

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices	$161,263,364	$46,973
Level 2 — Other Significant Observable Inputs	429,906	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$161,693,270	$46,973

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

See Notes to Financial Statements.

Aggressive Allocation Fund I

The Fund, through investments in the Select Funds, combines a greater percentage of U.S. equity securities with a smaller percentage of international equity securities. The Fund has a target of, but is not limited to, an asset allocation of 70% U.S. Equity Select Funds and 30% Non-U.S. Equity Select Funds. The Aggressive Allocation Fund I generated a return of (40.87)% for the one-year period. The Fund’s absolute negative return was driven by exposure to the International Equity Fund, the Growth Equity Fund and the Value Equity Fund. The Aggressive Allocation Fund I trailed its custom benchmark on an annualized one-year, five-year and since-inception basis.

Please see page 61 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Asset Allocation Funds attempt to achieve their objectives by investing in the Select Funds. By investing in these fund-of-funds, you will incur the expenses of the Asset Allocation Funds in addition to those of the underlying Funds. You may invest in the Select Funds directly. The Asset Allocation Funds are also subject to the risks of the underlying Funds they hold.

Aggressive Allocation Fund I

Average Annual Total Returns as of 12/31/08

	GS2 Class*	Benchmark**
One year	(40.87)%	(39.79)%
Five year	(1.78)%	(0.91)%
Since Inception	1.25%	2.35%
Inception Date	07/01/03	07/01/03
Total Fund Operating Expenses (August 5, 2008 Prospectus)	0.15%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS2 Class of the Fund since July 1, 2003 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	Represents a composite benchmark index consisting of the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 70% and 30%, respectively.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets. As of December 31, 2008, the MSCI ACWI Ex-U.S. Index consisted of the following developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Aggressive Allocation Fund I
SCHEDULE OF INVESTMENTS	December 31, 2008

	Shares	Value
MUTUAL FUNDS — 99.7%
GuideStone Money Market Fund (GS2 Class)¥	2,108,707	$2,108,707
GuideStone Equity Index Fund (GS2 Class)¥	1,067,507	6,789,344
GuideStone Value Equity Fund (GS2 Class)¥	5,585,412	30,831,473
GuideStone Growth Equity Fund (GS2 Class)¥	4,106,294	29,811,694
GuideStone Small Cap Equity Fund (GS2 Class)¥	1,249,071	7,419,483
GuideStone International Equity Fund (GS2 Class)¥	4,408,868	32,272,915

Total Mutual Funds (Cost $187,677,846)		109,233,616

	Par
U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Bills
0.03%, 05/14/09‡‡	$30,000	29,993
0.10%, 05/14/09‡‡	245,000	244,946

Total U.S. Treasury Obligations (Cost $274,907)		274,939

TOTAL INVESTMENTS — 100.0% (Cost $187,952,753)		109,508,555

Other Assets in Excess of Liabilities — 0.0%		47,092

NET ASSETS — 100.0%		$109,555,647

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	68.3
International Equity Fund	29.5
Futures Contracts	2.0
Money Market Fund	1.9
U.S. Treasury Obligations	0.3

102.0

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices	$109,233,616	$12,240
Level 2 — Other Significant Observable Inputs	274,939	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$109,508,555	$12,240

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2008

	Conservative Allocation Fund I	Balanced Allocation Fund I	Growth Allocation Fund I	Aggressive Allocation Fund I
Assets
Investments in securities of affiliated issuers, at value	$54,125,423	$259,224,586	$161,263,364	$109,233,616
Investments in securities of unaffiliated issuers, at value	179,960	739,837	429,906	274,939

Total investments (1)	54,305,383	259,964,423	161,693,270	109,508,555
Receivables:
Dividends	1,580	8,680	5,459	3,182
Fund shares sold	7,528	132,604	90,930	29,964
Variation margin	13,090	82,497	47,005	29,155
Prepaid expenses and other assets	4,653	4,653	4,652	4,653

Total Assets	54,332,234	260,192,857	161,841,316	109,575,509

Liabilities
Cash overdraft	—	33,548	—	—
Accrued expenses:
Investment Advisory fees	3,321	21,600	11,634	5,998
Other expenses	12,298	15,150	14,706	13,864

Total Liabilities	15,619	70,298	26,340	19,862

Net Assets	$54,316,615	$260,122,559	$161,814,976	$109,555,647

Net Assets Consist of:
Paid-in-capital	$68,187,447	$369,724,828	$251,344,044	$189,606,455
Undistributed net investment income	705,587	5,275,545	1,465,194	3,253,345
Accumulated net realized loss on investments and futures transactions	(2,488,681)	(12,017,448)	(3,751,622)	(4,872,195)
Net unrealized appreciation (depreciation) on investments and futures	(12,087,738)	(102,860,366)	(87,242,640)	(78,431,958)

Net Assets	$54,316,615	$260,122,559	$161,814,976	$109,555,647

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS2 Class	$54,316,615	$260,122,559	$161,814,976	$109,555,647

GS2 shares outstanding	6,787,567	34,522,433	22,016,758	15,221,920

Net asset value, offering and redemption price per GS2 share	$8.00	$7.53	$7.35	$7.20

(1) Investments in securities of affiliated issuers, at cost	$66,225,860	$362,128,906	$248,553,030	$187,677,846
Investments in securities of unaffiliated issuers, at cost	179,934	739,755	429,853	274,907

Total investments at cost	$66,405,794	$362,868,661	$248,982,883	$187,952,753

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2008

	Conservative Allocation Fund I	Balanced Allocation Fund I	Growth Allocation Fund I	Aggressive Allocation Fund I
Investment Income
Income distributions received from affiliated funds	$3,310,119	$16,611,506	$8,009,648	$3,484,102
Interest	13,310	69,405	25,684	4,557

Total Investment Income	3,323,429	16,680,911	8,035,332	3,488,659

Expenses
Investment advisory fees	63,204	321,148	215,295	159,458
Transfer agent fees	4,338	4,731	4,608	4,682
Custodian fees	7,368	12,331	11,316	9,051
Accounting and administration fees	7,731	21,774	16,182	13,004
Professional fees	42,385	42,385	42,385	42,385
Shareholder reporting fees	443	685	544	615
Trustee fees	691	3,405	2,329	1,693
Line of credit facility fees	278	1,436	979	742
Other expenses	10,640	12,776	11,491	11,985

Total Expenses	137,078	420,671	305,129	243,615
Expenses waived/reimbursed net of amount) recaptured(1)	(43,693)	12,577	12,769	(7,921)

Net expenses	93,385	433,248	317,898	235,694

Net Investment Income	3,230,044	16,247,663	7,717,434	3,252,965

Realized and Unrealized Loss
Capital gain distributions received from affiliated funds	215,473	5,417,054	3,113,967	1,917,503
Net realized loss on investment securities of affiliated issuers	(1,920,965)	(10,633,685)	(3,800,361)	(5,661,358)
Net realized gain (loss) on investment securities of unaffiliated issuers	16,332	(124,270)	(163,755)	—
Net realized loss on futures transactions	(66,461)	(1,307,277)	(1,105,509)	(1,152,594)

Net realized loss	(1,755,621)	(6,648,178)	(1,955,658)	(4,896,449)

Change in unrealized depreciation on investment securities of affiliated issuers	(9,896,608)	(94,580,492)	(87,000,570)	(76,775,261)
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	784	(83,695)	(24,994)	(79)
Change in unrealized appreciation on futures	15,369	75,601	86,468	43,082

Net change in unrealized appreciation (depreciation)	(9,880,455)	(94,588,586)	(86,939,096)	(76,732,258)

Net Realized and Unrealized Loss	(11,636,076)	(101,236,764)	(88,894,754)	(81,628,707)

Net Decrease in Net Assets Resulting from Operations	$(8,406,032)	$(84,989,101)	$(81,177,320)	$(78,375,742)

(1)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Conservative Allocation Fund I		Balanced Allocation Fund I
	For the Year Ended		For the Year Ended
	12/31/08	12/31/07	12/31/08	12/31/07
Operations:
Net investment income	$3,230,044	$3,162,674	$16,247,663	$15,686,367
Net realized gain (loss) on investment securities and futures transactions	(1,755,621)	1,850,911	(6,648,178)	19,520,707
Net change in unrealized appreciation (depreciation) on investment securities and futures	(9,880,455)	(787,872)	(94,588,586)	(11,354,896)

Net increase (decrease) in net assets resulting from operations	(8,406,032)	4,225,713	(84,989,101)	23,852,178

Dividends and Distributions to Shareholders:
Dividends from net investment income(1)	(2,524,105)	(3,469,288)	(13,746,934)	(18,895,697)
Distributions from net realized capital gains	(1,170,532)	(1,941,086)	(13,133,636)	(14,070,859)

Total dividends and distributions	(3,694,637)	(5,410,374)	(26,880,570)	(32,966,556)

Capital Share Transactions:
Proceeds from GS2 shares sold	8,306,973	15,180,761	21,418,152	94,490,963
Reinvestment of dividends and distributions into GS2 shares	3,682,376	5,410,374	26,811,396	32,966,555
Value of GS2 shares redeemed	(12,802,980)	(9,363,744)	(30,030,801)	(27,000,872)

Net increase (decrease) from capital share transactions(2)	(813,631)	11,227,391	18,198,747	100,456,646

Total increase (decrease) in net assets	(12,914,300)	10,042,730	(93,670,924)	91,342,268

Net Assets:
Beginning of Year	67,230,915	57,188,185	353,793,483	262,451,215

End of Year*	$54,316,615	$67,230,915	$260,122,559	$353,793,483

* Including undistributed net investment income	$705,587	$238	$5,275,545	$1,491

(1) Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds. (2) See Note 7 in Notes to Financial Statements.

See Notes to Financial Statements.

Growth Allocation Fund I		Aggressive Allocation Fund I
For the Year Ended		For the Year Ended
12/31/08	12/31/07	12/31/08	12/31/07
$7,717,434	$7,788,791	$3,252,965	$3,525,764

(1,955,658)	20,648,256	(4,896,449)	21,225,219

(86,939,096)	(11,069,434)	(76,732,258)	(11,081,739)

(81,177,320)	17,367,613	(78,375,742)	13,669,244

(7,164,765)	(11,179,109)	—	(7,120,845)
(13,479,284)	(14,541,067)	(14,453,029)	(13,366,408)

(20,644,049)	(25,720,176)	(14,453,029)	(20,487,253)

14,603,125	66,034,239	9,952,658	60,914,409
20,568,986	25,720,176	14,434,397	20,487,253
(23,114,496)	(19,359,471)	(20,849,161)	(17,955,008)

12,057,615	72,394,944	3,537,894	63,446,654

(89,763,754)	64,042,381	(89,290,877)	56,628,645

251,578,730	187,536,349	198,846,524	142,217,879

$161,814,976	$251,578,730	$109,555,647	$198,846,524

$1,465,194	$565	$3,253,345	$—

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ended December 31, unless otherwise indicated

											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net (3)	Expenses, Including Expense Reduction (3)	Expenses, Before Waivers/ Reimbursements and Expense Reduction (3)(4)	Investment Income, Net (1)	Investment Income, Excluding Waivers/ Reimbursements and Expense Reduction (1)	Portfolio Turnover Rate
Conservative Allocation Fund I

GS2 Class
2008	$9.86	$0.49		$0.03	$(1.81)	$(0.39)	$(0.18)	$8.00	(12.98)%	$54,317	0.15%	0.15%	0.22%	5.21%	5.14%	25%
2007	10.05	0.50		0.23	(0.07)	(0.54)	(0.31)	9.86	6.55	67,231	0.16	0.16	0.22	4.77	4.71	25
2006	10.15	0.46		0.19	(0.02)	(0.49)	(0.24)	10.05	6.21	57,188	0.17	0.17	0.30	4.53	4.40	16
2005	10.31	0.36		0.10	(0.10)	(0.38)	(0.14)	10.15	3.46	54,231	0.17	0.17	0.30	3.52	3.39	16
2004	10.31	0.25		0.05	0.19	(0.36)	(0.13)	10.31	4.77	31,447	0.17	0.17	0.39	2.42	2.20	23

Balanced Allocation Fund I

GS2 Class
2008	$11.07	$0.51	#	$0.17	$(3.38)	$(0.42)	$(0.42)	$7.53	(24.26)%	$260,123	0.14%	0.14%	0.14%	5.16%	5.16%	23%
2007	11.35	0.55	#	0.66	(0.38)	(0.62)	(0.49)	11.07	7.32	353,793	0.16	0.16	0.14	4.62	4.64	12
2006	11.32	0.46	#	0.45	0.09	(0.50)	(0.47)	11.35	8.85	262,451	0.17	0.17	0.18	3.93	3.92	13
2005	11.23	0.40	#	0.25	0.07	(0.46)	(0.17)	11.32	6.42	239,244	0.17	0.17	0.18	3.49	3.48	11
2004	10.62	0.34	#	0.14	0.60	(0.36)	(0.11)	11.23	10.26	122,166	0.17	0.17	0.22	3.07	3.02	10

Growth Allocation Fund I

GS2 Class
2008	$12.53	$0.39	#	$0.16	$(4.69)	$(0.34)	$(0.70)	$7.35	(32.82)%	$161,815	0.15%	0.15%	0.14%	3.65%	3.66%	18%
2007	12.96	0.41		0.92	(0.37)	(0.58)	(0.81)	12.53	7.40	251,579	0.16	0.16	0.15	3.20	3.21	9
2006	12.62	0.34		0.73	0.35	(0.44)	(0.64)	12.96	11.21	187,536	0.17	0.17	0.20	2.73	2.70	9
2005	12.17	0.29		0.38	0.33	(0.39)	(0.16)	12.62	8.20	159,849	0.17	0.17	0.20	2.42	2.39	8
2004	11.11	0.24		0.09	1.09	(0.26)	(0.10)	12.17	12.88	70,608	0.17	0.17	0.27	2.13	2.03	7

Aggressive Allocation Fund I

GS2 Class
2008	$14.07	$0.24	#	$0.14	$(6.15)	$—	$(1.10)	$7.20	(40.87)%	$109,556	0.15%	0.15%	0.16%	2.08%	2.07%	10%
2007	14.56	0.27		1.37	(0.56)	(0.52)	(1.05)	14.07	7.38	198,847	0.16	0.16	0.15	1.81	1.82	7
2006	14.01	0.21		1.09	0.57	(0.36)	(0.96)	14.56	13.33	142,218	0.17	0.17	0.21	1.47	1.43	8
2005	13.16	0.18		0.52	0.62	(0.31)	(0.16)	14.01	9.98	125,826	0.17	0.17	0.21	1.38	1.34	5
2004	11.62	0.15		0.05	1.60	(0.15)	(0.11)	13.16	15.48	33,543	0.17	0.17	0.41	1.29	1.05	7

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio also excludes previously recaptured fees.

See Notes to Financial Statements.

Money Market Fund

The Money Market Fund is actively managed and invests in a broad range of high quality short-term money market instruments denominated exclusively in U.S. dollars. The Fund seeks to maintain, but does not guarantee, a stable per share price of $1.00, while paying monthly dividends based on the daily account value. The Fund generated the best performance among all GuideStone Funds for the year 2008 and represented the only Fund with positive performance for the year. The GS4 Class of the Fund returned 2.75% in 2008 and outperformed its benchmark, the Citigroup 3-Month Treasury Bill Index, by 0.95%.

Please see page 70 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money.

Money Market Fund

Average Annual Total Returns as of 12/31/08

	GS2 Class*	GS4 Class*	GS6 Class*	Benchmark**
One Year	2.95%	2.75%	2.33%	1.80%
Five Year	3.46%	3.26%	2.88%	3.10%
Since Inception	2.83%	2.68%	2.33%	2.62%
Inception Date	08/27/01	08/27/01	08/27/01	08/27/01
Total Fund Operating Expenses (August 5, 2008 Prospectus)	0.19%	0.39%	0.73%

7-Day Annualized Yield as of 12/31/08

GS2 Class*	GS4 Class*	GS6 Class*
1.68%	1.47%	1.07%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The yield for the Money Market Fund represents annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions. The 7-day annualized yield more closely reflects the current earnings of the Fund than the total return.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Citigroup 3-Month Treasury Bill Index.

*	These performance figures reflect expense waivers by the Fund’s investment adviser. Without these waivers, performance would have been lower. Performance figures shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	The Citigroup 3-Month Treasury Bill Index is an unmanaged index that is generally representative of 3-month U.S. Treasury bills, consisting of an average of the last 3-month U.S. Treasury bill issues.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Money Market Fund
SCHEDULE OF INVESTMENTS	December 31, 2008

	Par	Value
AGENCY OBLIGATIONS — 9.5%
Federal Home Loan Bank
1.10%, 03/13/09†	$30,000,000	$30,000,000
Federal National Mortgage Association
1.15%, 05/11/09	32,000,000	31,867,111
2.00%, 05/14/09	4,650,000	4,615,642
0.28%, 05/15/09Ω	10,000,000	9,954,589
1.30%, 06/22/09	8,000,000	7,950,311
0.35%, 07/01/09	25,835,000	25,789,537

Total Agency Obligations (Cost $110,177,190)		110,177,190

CERTIFICATES OF DEPOSIT — 20.1%
Banco Bilbao Vizcaya Argentaria S.A. NY
2.65%, 03/10/09	7,000,000	7,000,131
1.93%, 03/12/09	6,000,000	6,000,116
2.70%, 04/14/09	2,000,000	2,000,057
Banco Santander NY
3.36%, 02/04/09	8,000,000	8,000,075
3.70%, 02/24/09	10,000,000	10,000,000
Barclays Bank PLC NY
1.85%, 02/11/09	6,701,000	6,701,000
BNP Paribas NY
3.05%, 01/15/09	9,000,000	9,000,000
2.10%, 02/18/09	9,000,000	9,000,000
2.16%, 02/26/09	11,000,000	11,000,000
3.47%, 02/27/09	10,000,000	10,000,000
2.08%, 03/05/09	6,500,000	6,500,000
2.29%, 06/08/09	6,000,000	6,000,000
Citibank N.A.
1.00%, 01/12/09	20,057,000	20,057,000
1.50%, 03/17/09	6,000,000	6,000,000
1.40%, 04/02/09	800,000	800,000
Intesa San Paolo SpA NY
1.85%, 03/10/09	3,650,000	3,650,000
Lloyds TSB Bank PLC NY
1.90%, 02/09/09	15,000,000	15,000,000
Nordea Bank Finland PLC NY
3.41%, 02/24/09	10,000,000	10,000,000
Rabobank Nederland NV NY
3.01%, 02/19/09	6,000,000	6,000,000
Royal Bank of Scotland NY
3.14%, 03/09/09	12,820,000	12,820,000
Sanpaolo IMI SpA NY
2.85%, 11/12/09	3,000,000	3,000,000
Societe Generale NY
2.00%, 01/21/09	19,000,000	19,000,000
1.96%, 03/05/09	6,150,000	6,150,000
1.60%, 06/17/09	6,000,000	6,000,000
Svenska Handelsbanken NY
1.40%, 02/12/09	1,000,000	1,000,000
1.95%, 03/11/09	2,000,000	2,000,000
Toronto Dominion Bank NY
3.03%, 01/19/09	13,000,000	13,000,000
3.03%, 02/11/09	2,700,000	2,700,000
2.42%, 06/11/09	6,750,000	6,750,000
UBS AG NY
1.40%, 03/31/09	6,000,000	6,000,000

Total Certificates of Deposit (Cost $231,128,379)		231,128,379

COMMERCIAL PAPER — 66.4%
Atlantis One Funding Corporation
4.25%, 01/16/09	22,000,000	21,961,042
1.55%, 02/10/09	18,000,000	17,969,000
0.70%, 03/16/09	17,000,000	16,975,539
Barclays US Funding Corporation
2.32%, 02/03/09	45,000,000	44,904,300
Barton Capital Corporation
1.55%, 02/27/09	11,000,000	10,973,004
BASF SE
1.85%, 01/30/09	25,000,000	24,962,743
CAFCO LLC
1.78%, 01/28/09	6,000,000	5,991,990
3.10%, 02/19/09	19,000,000	18,919,831
Charta LLC
3.55%, 02/20/09	25,000,000	24,876,736
Ciesco LLC
0.70%, 03/19/09	54,000,000	53,919,150
Citigroup Funding, Inc.
2.00%, 01/09/09	15,000,000	14,993,333
0.85%, 03/12/09	10,000,000	9,983,472
3.15%, 03/17/09	5,000,000	4,967,187
ConocoPhillips
1.25%, 01/15/09	30,000,000	29,985,417
Enterprise Funding LLC
2.25%, 02/06/09	11,000,000	10,975,250
Falcon Asset Securitization Co., LLC
4.00%, 01/15/09	30,000,000	29,953,333
ING America Insurance Holdings
1.02%, 02/27/09	30,329,000	30,280,019
JPMorgan Chase & Co.
1.50%, 02/06/09	12,000,000	11,982,000
1.65%, 03/02/09	22,000,000	21,939,500
0.35%, 03/19/09	23,000,000	22,982,782
Jupiter Securitization Co., LLC
0.70%, 03/09/09	8,000,000	7,989,578
Liberty Street Funding LLC
3.45%, 01/30/09	10,000,000	9,972,208
0.65%, 03/20/09	6,000,000	5,991,550
MetLife Funding, Inc.
0.47%, 01/28/09	30,000,000	29,989,425
Motiva Enterprises LLC
0.05%, 01/02/09	7,200,000	7,199,990
NetJets, Inc.
0.05%, 01/02/09	13,000,000	12,999,982
New York Life Capital Corporation
0.75%, 01/23/09	12,700,000	12,694,179
Nordea North America, Inc.
1.38%, 03/20/09	27,000,000	26,919,270
1.20%, 04/03/09	13,000,000	12,960,133
Old Line Funding LLC
3.50%, 01/23/09	8,000,000	7,982,889
2.45%, 02/06/09	12,000,000	11,970,600
Procter & Gamble Co.
1.10%, 03/09/09	50,000,000	49,897,639
Prudential Funding LLC
0.75%, 01/12/09	16,323,000	16,319,259
0.50%, 01/15/09	22,000,000	21,995,722

See Notes to Financial Statements.

Money Market Fund

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Toyota Motor Credit Corporation
2.40%, 01/12/09	$10,000,000	$9,992,667
1.25%, 01/29/09	29,381,000	29,352,435
1.20%, 03/20/09	18,000,000	17,953,200
UBS Finance Delaware LLC
1.40%, 04/30/09	8,600,000	8,569,566
Windmill Funding I Corporation
1.58%, 02/05/09	4,000,000	3,993,856
Yorktown Capital LLC
3.85%, 01/20/09	30,000,000	29,939,042

Total Commercial Paper (Cost $764,178,818)		764,178,818

VARIABLE RATE OBLIGATIONS — 4.6%
Bank of Montreal
2.39%, 01/07/09 144A†	9,200,000	9,200,000
Deutsche Bank AG
1.74%, 03/25/09†	8,230,000	8,230,000
General Electric Capital Corporation
0.50%, 01/26/09†	5,500,000	5,500,000
HSBC USA, Inc.
5.22%, 01/14/09†	1,645,000	1,645,000
ING Bank NV
2.47%, 02/24/09 144A†	4,750,000	4,750,000
ING USA Global Funding Trust
2.03%, 03/19/09†	2,725,000	2,725,000
Lloyds TSB Group PLC
2.81%, 02/09/09 144A†	7,450,000	7,450,000
Nordea Bank AB
3.89%, 01/26/09 144A†	6,900,000	6,900,000
Wachovia Bank NA
4.61%, 01/05/09†Δ	6,250,000	6,250,000

Total Variable Rate Obligations (Cost $52,650,000)		52,650,000

	Shares
MONEY MARKET FUND — 0.1%
Northern Institutional Liquid Assets Portfolio§ (Cost $1,010,000)	1,010,000	1,010,000

TOTAL INVESTMENTS — 100.7% (Cost $1,159,144,387)		1,159,144,387

Liabilities in Excess of Other Assets — (0.7)%		(8,452,116)

NET ASSETS — 100.0%		$1,150,692,271

PORTFOLIO SUMMARY (based on net assets)

%
Commercial Paper	66.4
Certificates of Deposit	20.1
Agency Obligations	9.5
Variable Rate Obligations	4.6
Money Market Fund	0.1

100.7

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices	$1,010,000	$—
Level 2 — Other Significant Observable Inputs	1,158,134,387	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$1,159,144,387	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

See Notes to Financial Statements.

Low-Duration Bond Fund

The Low-Duration Bond Fund invests in a diversified portfolio composed primarily of investment grade fixed-income securities with an average dollar-weighted duration normally between one to three years. The Fund was generally positioned to capture the perceived long-term value of historically wide yield spreads but encountered a very challenging investment environment as credit spreads continued widening during the third and fourth quarters resulting in poor absolute and benchmark-relative performance for the year. The GS4 Class underperformed its all-Treasury benchmark, the Merrill Lynch 1-3 Year Treasury Index, for the one-year period ending December 31, 2008, ((2.84)% versus 6.61%). The Fund trailed its benchmark on an annualized five-year and since-inception basis.

Please see page 84 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Low-Duration Bond Fund

Average Annual Total Returns as of 12/31/08

	GS2 Class*	GS4 Class*	GS6 Class*	Benchmark**
One Year	(2.76)%	(2.84)%	(3.16)%	6.61%
Five Year	2.05%	1.91%	1.56%	4.06%
Since Inception	2.76%	2.67%	2.34%	4.17%
Inception Date	08/27/01	08/27/01	08/27/01	08/27/01
Total Fund Operating Expenses (August 5, 2008 Prospectus)	0.41%	0.60%	1.08%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Merrill Lynch 1-3 Year Treasury Index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	The Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury Notes and Bonds with maturities greater than or equal to one year and less than three years.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Low-Duration Bond Fund
SCHEDULE OF INVESTMENTS	December 31, 2008

	Par	Value
AGENCY OBLIGATIONS — 4.6%
Federal Home Loan Bank
0.75%, 01/14/09Ω‡‡	$1,100,000	$1,099,702
5.00%, 03/14/14	390,000	437,801
5.38%, 06/13/14	895,000	1,024,885
5.25%, 09/12/14	895,000	1,022,669
Federal Home Loan Mortgage Corporation
3.25%, 02/25/11	8,000,000	8,323,288
3.00%, 04/01/11	4,000,000	4,020,440
4.63%, 10/25/12	4,360,000	4,719,931
Federal National Mortgage Association
2.88%, 10/12/10	3,855,000	3,978,002
2.88%, 12/11/13	3,625,000	3,717,256
Small Business Administration
6.95%, 11/01/16	636,509	668,137

Total Agency Obligations (Cost $28,198,484)		29,012,111

ASSET-BACKED SECURITIES — 11.2%
Accredited Mortgage Loan Trust
0.52%, 02/25/37†	1,198,550	1,058,749
American Express Issuance Trust
4.02%, 01/18/11	2,580,000	2,479,655
Amresco Independence Funding, Inc.
3.75%, 06/15/26 144A	306,398	190,432
Asset-Backed Securities Corporation Home Equity
0.75%, 09/25/34†	100,868	79,011
0.52%, 11/25/36†	176,694	171,511
Bear Stearns Asset-Backed Securities Trust
0.52%, 11/25/36†	585,524	521,281
0.66%, 02/25/37†	2,165,842	1,778,861
1.47%, 10/25/37†	1,366,917	1,119,358
Business Loan Express
4.00%, 01/01/25 144A†	208,070	153,430
Capital Auto Receivables Asset Trust
5.32%, 03/20/10 144A	2,066,830	2,044,890
Carmax Auto Owner Trust
5.24%, 07/15/11	3,556,093	3,515,693
Chase Issuance Trust
1.45%, 09/15/11†	3,100,000	2,993,262
1.22%, 03/15/13†	3,100,000	2,755,183
4.26%, 05/15/13	2,880,000	2,693,298
Citigroup Mortgage Loan Trust, Inc.
0.53%, 07/25/45†	3,053,898	2,363,461
Conseco Financial Corporation
6.04%, 11/01/29	26,000	20,878
CSAB Mortgage Backed Trust
5.72%, 09/25/36 STEP	900,000	484,299
Daimler Chrysler Auto Trust
2.81%, 07/08/11†	1,500,000	1,449,624
FHLMC Structured Pass-Through Securities
0.73%, 08/25/31†	1,155,961	1,033,772
First Franklin Mortgage Loan Asset-Backed Certificates
0.52%, 12/25/36†	271,240	262,942
Ford Credit Auto Owner Trust
1.22%, 12/15/09†	1,399	1,397
5.07%, 12/15/10	2,598,000	2,551,008
2.10%, 01/15/11†	1,500,000	1,455,607
1.24%, 02/15/12†	2,520,000	2,252,476
3.96%, 04/15/12	3,585,000	3,346,584
Fremont Home Loan Trust
0.52%, 10/25/36†	152,268	138,203
GSAA Trust
0.79%, 12/25/34†	557,309	286,792
IFC SBA Loan-Backed Adjustable Rate Certificate
3.00%, 01/15/24 144A†	256,145	233,092
JP Morgan Mortgage Acquisition Corporation
0.52%, 06/25/37†	2,435,893	2,057,076
Long Beach Mortgage Loan Trust
0.51%, 11/25/36†	322,670	303,880
Merrill Lynch Mortgage Investors, Inc.
0.50%, 06/25/37†	52,144	51,406
Morgan Stanley ABS Capital I
0.52%, 11/25/36†	1,443,132	1,356,475
0.51%, 01/25/37†	986,479	914,278
0.58%, 02/25/37†	1,630,647	1,469,761
0.53%, 05/25/37†	1,863,494	1,653,018
Option One Mortgage Loan Trust
0.51%, 02/25/37†	221,087	214,976
PG&E Energy Recovery Funding LLC
4.37%, 06/25/14	350,000	342,533
Residential Asset Mortgage Products, Inc.
0.55%, 07/25/36†	88,415	87,572
Securitized Asset-Backed Receivables LLC Trust
0.51%, 01/25/37†Δ	1,044,102	932,903
SLM Student Loan Trust
4.64%, 10/25/16†	3,985,000	3,729,087
4.84%, 01/25/18†	3,975,000	3,524,088
3.53%, 10/25/18†	1,002,583	963,577
Soundview Home Equity Loan Trust
0.59%, 01/25/37†	1,129,670	992,176
0.53%, 08/25/37†	1,308,264	1,146,613
Specialty Underwriting & Residential Finance
0.50%, 06/25/37†	24,283	23,931
0.52%, 11/25/37†	358,037	339,317
Structured Asset Investment Loan Trust
0.52%, 07/25/36†	186,669	171,322
Structured Asset Securities Corporation
4.90%, 04/25/35†	1,312,714	643,188
0.52%, 10/25/36†	581,607	537,606
Structured Asset Receivables Trust
4.82%, 01/21/09 144A†	622,557	547,850
4.92%, 04/21/11 144A†	2,179,876	1,504,115
TXU Electric Delivery Transition Bond Co., LLC
4.81%, 11/17/14	2,360,000	2,326,443
See Notes to Financial Statements.

Low-Duration Bond Fund

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
USAA Auto Owner Trust
4.89%, 08/15/12	$2,299,958	$2,261,847
Wachovia Auto Loan Owner Trust
5.08%, 04/20/12 144A	3,000,000	2,816,559
Wells Fargo Home Equity Trust
0.56%, 04/25/37†	1,541,241	1,353,881
World Omni Auto Receivables Trust
5.01%, 10/15/10	219,811	219,705

Total Asset-Backed Securities (Cost $77,129,705)		69,919,932

CORPORATE BONDS — 18.9%
3M Co.
4.50%, 11/01/11	590,000	624,251
Abbott Laboratories
5.60%, 05/15/11Δ	750,000	792,325
AEP Texas Central Transition Funding LLC
4.98%, 07/01/13	2,900,000	2,869,630
American Electric Power Co., Inc.
5.25%, 06/01/15	1,600,000	1,478,733
American Express Co.
7.00%, 03/19/18Δ	1,400,000	1,417,984
American International Group, Inc.
5.27%, 07/19/13(E)†	400,000	330,488
8.25%, 08/15/18 144A@	2,700,000	1,979,097
Amgen, Inc.
4.00%, 11/18/09Δ	1,000,000	999,386
Anadarko Petroleum Corporation
2.40%, 09/15/09†	295,000	282,311
AT&T, Inc.
5.50%, 02/01/18Δ	5,600,000	5,669,530
Bank of America Corporation
8.13%, 12/15/49†	3,100,000	2,322,675
Bank of America NA
2.84%, 05/12/10†	3,100,000	3,036,586
2.05%, 06/23/10†Δ	2,500,000	2,440,803
Bear Stearns Co., Inc.
7.25%, 02/01/18	3,300,000	3,622,407
BellSouth Corporation
4.20%, 09/15/09Δ	2,217,000	2,226,074
Bottling Group LLC
6.95%, 03/15/14Δ	1,320,000	1,434,830
BP Capital Markets PLC
5.25%, 11/07/13	525,000	548,650
CenterPoint Energy Transition Bond Co., LLC
4.97%, 08/01/14	2,875,000	2,819,685
Chicago Transit Authority
6.90%, 12/01/40	3,600,000	3,694,536
Cisco Systems, Inc.
5.25%, 02/22/11	750,000	778,991
Citigroup Capital XXI
8.30%, 12/21/57†	3,100,000	2,396,229
Citigroup, Inc.
6.13%, 05/15/18	6,400,000	6,482,624
8.40%, 04/30/49†	3,900,000	2,580,006
Comcast Corporation
5.12%, 07/14/09†	1,735,000	1,711,522
ConocoPhillips Australia Funding Co.
4.42%, 04/09/09†	835,000	834,102
CVS Caremark Corporation
4.00%, 09/15/09Δ	1,085,000	1,072,022
2.50%, 06/01/10†	1,380,000	1,270,272
Duke Energy Ohio, Inc.
5.70%, 09/15/12	1,375,000	1,353,723
Florida Power Corporation
6.65%, 07/15/11	600,000	630,136
FPL Group Capital, Inc.
5.63%, 09/01/11Δ	475,000	481,996
General Electric Capital Corporation
4.25%, 09/13/10Δ	2,400,000	2,409,449
5.00%, 12/01/10‡‡	2,225,000	2,262,302
6.50%, 09/15/67 144A(U)†@	1,600,000	1,497,564
Goldman Sachs Group, Inc.
3.25%, 06/15/12Δ	260,000	271,485
6.25%, 09/01/17Δ	300,000	291,368
6.15%, 04/01/18	3,100,000	2,984,128
HSBC USA, Inc.
3.13%, 12/16/11Δ	1,266,000	1,315,674
John Deere Capital Corporation
5.20%, 01/18/11†	760,000	704,135
2.94%, 06/10/11†	4,700,000	4,291,720
JPMorgan Chase & Co.
3.13%, 12/01/11Δ	340,000	353,471
Kraft Foods, Inc.
5.63%, 08/11/10	495,000	497,398
6.13%, 02/01/18	600,000	588,946
6.88%, 02/01/38	1,100,000	1,102,681
Lehman Brothers Holdings, Inc.
6.63%, 01/18/12#	600,000	60,000
6.20%, 09/26/14#	500,000	50,000
6.75%, 12/28/17#	2,600,000	260
6.88%, 05/02/18#	2,400,000	240,000
Midamerican Funding LLC
6.75%, 03/01/11	600,000	603,992
Morgan Stanley
2.56%, 05/07/09†	300,000	295,132
4.23%, 05/14/10†	2,200,000	2,048,554
2.90%, 12/01/10	630,000	646,780
5.95%, 12/28/17Δ	7,600,000	6,318,237
Nabors Industries, Inc.
6.15%, 02/15/18	3,300,000	2,843,854
Oracle Corporation
5.00%, 01/15/11Δ	1,040,000	1,068,569
Overseas Private Investment Corporation
5.66%, 07/12/10Ω	1,760,216	1,831,795
5.49%, 07/12/12Ω	2,100,000	2,135,298
5.75%, 04/15/14	1,600,000	1,605,320
Procter & Gamble Co.
2.37%, 03/09/10†	830,000	828,309
4.60%, 01/15/14	535,000	561,256
Progress Energy, Inc.
7.10%, 03/01/11	1,120,000	1,110,609
SLM Corporation
4.00%, 01/15/09Δ	841,000	837,165
Sprint Capital Corporation
8.38%, 03/15/12Δ	1,000,000	800,522

See Notes to Financial Statements.

	Par	Value
SunTrust Bank
3.00%, 11/16/11	$7,000,000	$7,243,691
Time Warner Cable, Inc.
5.40%, 07/02/12	1,325,000	1,238,174
Time Warner, Inc.
2.41%, 11/13/09†	6,000,000	5,776,362
Verizon Global Funding Corporation
7.25%, 12/01/10Δ	675,000	707,958
Wachovia Corporation
2.12%, 03/15/11†Δ	540,000	482,070
Wells Fargo & Co.
7.98%, 02/28/49†	400,000	341,873
XTO Energy, Inc.
5.00%, 08/01/10	1,020,000	1,005,275
ZFS Finance USA Trust I
5.88%, 05/09/32 144A†	845,000	295,667
6.15%, 12/15/65 144A†	845,000	473,613

Total Corporate Bonds (Cost $132,438,980)		118,202,260

FOREIGN BONDS — 4.5%
Australia — 0.2%
National Australia Bank, Ltd.
2.84%, 02/08/10 144A†@	1,600,000	1,601,589

Bermuda — 0.1%
Ingersoll-Rand Global Holding Co., Ltd.
3.68%, 08/13/10Ω†	545,000	504,915

Canada — 0.5%
Province of Ontario
3.13%, 09/08/10Δ	760,000	768,102
2.75%, 02/22/11Δ	775,000	770,403
4.70%, 06/02/37(C)	1,100,000	890,434
Toronto-Dominion Bank
4.29%, 09/10/10(E)†	550,000	752,567

		3,181,506

Cayman Islands — 0.2%
Petroleum Export, Ltd.
4.62%, 06/15/10 144A@	566,667	557,878
4.63%, 06/15/10 144A@	566,667	557,927

		1,115,805

France — 0.4%
Caisse d’Amortissement de la Dette Sociale
3.75%, 07/12/09(E)	1,600,000	2,237,642

Germany — 0.3%
Deutsche Bank AG
5.00%, 10/12/10Δ	515,000	520,870
Kreditanstalt fuer Wiederaufbau
4.38%, 06/30/09(E)	1,000,000	1,402,002

		1,922,872

Netherlands — 0.3%
Bank Nederlandse Gemeenten
4.00%, 03/02/09(E)	500,000	696,031

Nederlandse Waterschapsbank NV
4.63%, 07/25/11(E)	1,000,000	1,448,239

		2,144,270

South Korea — 0.2%
Export-Import Bank of Korea
2.29%, 06/01/09†	1,300,000	1,296,546

Supranational — 0.5%
European Investment Bank
4.75%, 04/15/11(E)	1,500,000	2,178,249
International Bank for Reconstruction & Development
3.13%, 11/15/11	800,000	823,922

		3,002,171

Switzerland — 0.8%
UBS AG
2.50%, 06/19/10†	3,100,000	3,099,674
5.88%, 12/20/17	2,000,000	1,840,396

		4,940,070

United Kingdom — 1.0%
Barclays Bank PLC
4.25%, 10/27/11(E)	1,000,000	1,432,416
HSBC Holdings PLC
6.50%, 09/15/37	1,600,000	1,630,250
Network Rail MTN Finance PLC
3.13%, 03/30/09(E)	1,854,000	2,580,369
Vodafone Group PLC
2.46%, 02/27/12†	950,000	798,076

		6,441,111

Total Foreign Bonds (Cost $29,528,021)		28,388,497

MORTGAGE-BACKED SECURITIES — 66.2%
Adjustable Rate Mortgage Trust
0.74%, 11/25/35†	933,947	453,860
0.72%, 03/25/36†	1,592,236	771,440
5.94%, 03/25/37†	3,491,866	1,715,899
American Home Mortgage Investment Trust
4.29%, 10/25/34†	1,354,621	941,004
American Home Mortgage Assets
0.74%, 11/25/35†	886,768	327,244
3.18%, 11/25/46†	1,476,423	518,506
Bank of America Commercial Mortgage, Inc.
3.88%, 09/11/36	1,648,205	1,573,452
Bank of America Funding Corporation
6.12%, 01/20/47†	1,268,290	681,714
Bank of America Mortgage Securities, Inc.
6.50%, 10/01/19	338,051	312,597
6.15%, 11/20/36†	2,030,788	1,152,951
Bear Stearns Adjustable Rate Mortgage Trust
4.98%, 12/01/33†	535,270	381,693
5.18%, 01/25/34†	514,038	326,994
4.00%, 07/25/34†	1,533,186	1,070,234
4.13%, 03/25/35†	2,279,686	1,929,569
Bear Stearns Alt-A Trust
0.84%, 06/25/34†	601,967	263,700
5.50%, 09/25/35†	795,417	369,940

See Notes to Financial Statements.

Low-Duration Bond Fund

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Bear Stearns Commercial Mortgage Securities
1.31%, 03/15/19 144A†@	$1,395,294	$1,178,903
4.48%, 06/11/41	600,000	546,977
4.03%, 02/13/46	363,378	350,806
Chase Manhattan Bank - First Union National Bank
7.44%, 08/15/31†	1,869,375	1,864,796
Commercial Mortgage Pass-Through Certificates
7.42%, 08/15/33†	1,719,418	1,719,600
Countrywide Alternative Loan Trust
6.00%, 10/25/32	218,410	194,543
5.50%, 05/31/35	996,209	852,573
Countrywide Home Loan Mortgage Pass-Through Trust
5.11%, 09/25/33†	1,499,283	1,006,693
0.74%, 01/25/35†	254,240	127,772
Deutsche ALT-A Securities, Inc.
0.55%, 03/30/36†	115,264	112,051
5.87%, 10/25/36 STEP	800,000	459,679
5.89%, 10/25/36 STEP	800,000	403,196
DLJ Commercial Mortgage Corporation
7.18%, 11/10/33	1,965,083	1,957,066
Federal Home Loan Mortgage Corporation
5.88%, 03/21/11	1,260,000	1,330,392
15.25%, 08/01/11	880	1,016
5.38%, 09/15/11	3,214,276	3,288,238
4.00%, 08/01/15	1,289,846	1,307,393
5.00%, 11/15/16	1,116,176	1,134,686
3.50%, 12/01/18	2,751,664	2,718,083
10.75%, 02/01/19	67,497	72,079
1.43%, 02/15/19†	4,681,504	4,497,026
6.00%, 11/01/22	1,824,215	1,891,752
4.25%, 06/15/24	732,702	734,696
5.33%, 07/01/27†	25,419	25,436
4.10%, 06/01/28 STRIP†	216,188	98,328
1.55%, 12/15/30†	911,656	895,988
4.31%, 06/01/33†	2,096,925	2,080,843
3.97%, 04/01/34†	2,180,255	2,189,440
4.39%, 10/01/34†	729,610	718,016
4.36%, 08/01/35†	1,445,369	1,470,348
4.72%, 08/01/35†	2,281,573	2,269,490
4.89%, 10/01/35†	984,505	988,041
5.04%, 12/01/35†	4,237,952	4,304,441
5.84%, 04/01/36†	3,074,036	3,111,810
71.81%, 04/15/38 IOΩ†	11,195,071	943,621
6.00%, 08/01/38	1,246,816	1,290,508
5.50%, 01/01/39 TBA	5,000,000	5,117,190
Federal Housing Authority
7.43%, 09/01/22	1,557	1,545
Federal National Mortgage Association
4.00%, 07/01/18	154,433	158,459
4.00%, 08/01/18	647,010	663,878
4.00%, 05/01/19	3,493,521	3,550,759
4.00%, 06/01/19	5,958,560	6,056,185
4.00%, 08/01/19	323,161	328,456
4.00%, 10/01/19	1,221,198	1,241,206
4.00%, 11/25/19	730,680	703,073
4.00%, 12/01/19	773,914	786,594
4.00%, 01/01/20	171,881	174,160
4.00%, 07/01/20	41,410	41,959
5.50%, 09/25/24	1,212,389	1,222,038
5.42%, 12/01/24†	88,814	87,937
9.00%, 05/01/25	80,632	88,057
9.00%, 07/01/25	90,266	98,502
6.00%, 02/25/27	1,883,693	1,923,172
5.50%, 11/25/27	2,695,543	2,754,442
5.00%, 01/01/28 TBA	2,100,000	2,143,970
1.07%, 05/25/30†	1,752,519	1,703,427
1.12%, 05/25/30†	1,778,676	1,728,544
0.72%, 09/25/30†	45,126	44,702
5.26%, 09/01/31†	72,880	73,129
3.31%, 03/25/32	341,516	343,544
5.50%, 09/25/32	2,900,000	2,963,687
5.38%, 04/01/33†	395,400	394,748
4.52%, 06/01/33†	125,151	126,237
5.50%, 06/01/33	21,416	22,006
5.50%, 07/01/33	19,068	19,593
5.18%, 10/01/33†	955,048	958,117
5.50%, 10/01/33	107,884	110,856
4.76%, 12/01/33†	283,863	284,728
4.50%, 06/01/34	62,079	63,109
4.50%, 09/01/34	241,270	245,122
4.89%, 09/01/34†	892,682	895,628
5.09%, 09/01/34†	641,248	645,879
4.72%, 10/01/34†	973,610	973,587
5.07%, 10/01/34†	1,118,882	1,119,761
4.50%, 12/01/34	76,915	78,143
4.50%, 02/01/35	2,731,926	2,773,836
4.50%, 03/01/35	1,609,778	1,634,474
4.50%, 04/01/35	2,609,111	2,649,137
4.50%, 05/01/35	781,536	793,525
4.50%, 06/01/35	60,821	61,754
5.00%, 06/01/35	39,796,947	40,687,856
4.50%, 08/01/35	1,640,918	1,666,091
4.69%, 08/01/35†	4,904,183	4,909,494
4.41%, 09/01/35†	2,336,954	2,357,582
4.50%, 09/01/35	1,011,418	1,026,934
4.64%, 09/01/35†	3,081,592	3,078,417
7.50%, 09/01/35	1,480,817	1,567,741
4.50%, 10/01/35	600,647	609,861
5.35%, 10/01/35†	2,097,805	2,134,814
4.50%, 11/01/35	665,214	675,419
4.92%, 12/01/35†	200,506	203,060
6.00%, 02/01/36	679,670	700,620
6.00%, 07/01/36	1,394,034	1,436,786
4.13%, 10/01/36 IOΩ	2,091,629	226,448
64.05%, 03/25/37 IOΩ†	7,602,667	571,038
67.56%, 07/25/37 IOΩ†	4,209,524	347,876
5.50%, 08/01/37	5,187,108	5,331,172
5.50%, 01/14/38 TBA	28,000,000	28,700,000
5.00%, 02/12/38 TBA	6,000,000	6,106,872
4.50%, 02/12/39 TBA	16,000,000	16,144,992
3.68%, 07/01/44†	327,761	323,277
6.50%, 12/31/49	1,095,000	1,106,652
FHLMC Structured Pass-Through Securities
1.47%, 05/25/43†	1,448,026	1,419,331
3.88%, 07/25/44†	2,434,279	2,195,486
First Horizon Alternative Mortgage Securities
4.74%, 06/25/34†	809,544	447,390

See Notes to Financial Statements.

	Par	Value
General Electric Capital Commercial Mortgage Corporation
4.09%, 01/10/38	$948,082	$922,910
5.56%, 06/10/38	441,249	430,245
GMAC Commercial Mortgage Securities, Inc.
7.72%, 03/15/33†	1,965,586	1,965,466
6.70%, 04/15/34	2,400,000	2,353,175
7.18%, 08/15/36†	1,007,424	1,004,001
Government National Mortgage Association
6.00%, 02/15/11	16,541	16,624
5.38%, 06/20/17†	18,605	18,802
5.38%, 06/20/21†	8,419	8,484
5.13%, 10/20/27†	62,544	61,518
8.50%, 10/15/29	28,137	30,420
8.50%, 01/15/30	25,109	27,134
1.64%, 02/16/30†	251,790	247,578
8.50%, 03/15/30	4,381	4,735
8.50%, 04/15/30	13,695	14,800
8.50%, 05/15/30	138,600	149,778
8.50%, 06/15/30	13,418	14,500
8.50%, 07/15/30	115,388	124,697
8.50%, 08/15/30	22,432	24,241
8.50%, 09/15/30	2,444	2,641
8.50%, 11/15/30	66,181	71,519
8.50%, 12/15/30	65,775	71,080
8.50%, 02/15/31	42,454	45,811
3.75%, 05/20/34†	1,146,130	1,096,349
6.00%, 06/15/36	830,374	858,511
6.50%, 10/20/37	4,150,680	4,316,454
6.00%, 01/01/38 TBA	26,000,000	26,820,612
6.00%, 07/20/38	4,357,587	4,491,690
6.50%, 07/20/38	4,222,615	4,392,151
6.50%, 08/20/38	1,004,975	1,045,325
6.50%, 09/20/38	2,972,613	3,091,962
5.00%, 01/01/39 TBA	8,000,000	8,200,000
5.50%, 01/21/39 TBA	32,300,000	33,258,922
6.50%, 01/21/39 TBA	500,000	519,844
Greenpoint Mortgage Funding Trust
0.65%, 01/25/37†	1,266,387	526,446
0.74%, 11/25/45†	401,770	185,027
GS Mortgage Securities Corporation II
6.04%, 08/15/18 144A@	245,899	241,283
0.81%, 01/10/40 IO 144AΩ†	22,462,822	192,232
GSR Mortgage Loan Trust
4.35%, 06/01/34†	685,983	469,752
4.72%, 09/25/34†	832,309	537,153
4.54%, 09/25/35†	3,861,779	2,846,644
4.59%, 09/25/35†	1,828,439	1,403,920
5.28%, 10/25/35†	1,118,673	654,225
HarborView Mortgage Loan Trust
5.30%, 12/19/35†	3,038,229	2,542,062
0.79%, 11/19/36†	2,551,998	1,097,577
Impac Secured Assets CMN Owner Trust
0.55%, 01/25/37†	613,630	570,100
Indymac Index Mortgage Loan Trust
0.74%, 06/25/37†	941,617	259,648
0.66%, 09/25/46†	1,480,074	597,867
JP Morgan Mortgage Trust
3.88%, 08/25/34†	2,547,801	1,902,494
5.02%, 02/25/35†	975,808	732,109
4.74%, 07/25/35†	3,166,478	2,531,115
LB-UBS Commercial Mortgage Trust
6.16%, 07/14/16 144A	1,882,733	1,850,006
7.95%, 05/15/25†	4,327,457	4,346,160
6.37%, 12/15/28	1,520,000	1,478,871
0.90%, 04/15/37 IO 144AΩ†	16,405,019	128,048
Luminent Mortgage Trust
0.73%, 11/26/35†	2,070,655	911,222
0.64%, 12/25/36†	1,489,669	653,341
MASTR Adjustable Rate Mortgages Trust
5.55%, 12/25/33†	1,006,910	736,863
Merrill Lynch Mortgage Investors, Inc.
4.23%, 08/25/34†	2,308,662	1,804,225
MLCC Mortgage Investors, Inc.
1.58%, 03/15/25 STEP	320,024	227,004
4.71%, 12/25/34†	1,676,171	1,254,950
5.38%, 02/25/36 STRIP†	1,782,051	1,088,971
Morgan Stanley Capital I
6.53%, 03/15/31†	106,198	105,876
5.36%, 12/15/44	3,614,113	3,353,156
Opteum Mortgage Acceptance Corporation
0.56%, 12/25/35†	642,738	617,318
0.53%, 07/25/36†	491,488	455,464
Permanent Financing PLC
2.35%, 06/10/34†	3,255,000	3,207,803
Permanent Master Issuer PLC
4.80%, 01/15/16†	2,195,000	2,078,935
PNC Mortgage Acceptance Corporation
7.30%, 10/12/33†	1,966,046	1,956,605
5.91%, 03/12/34	454,080	450,140
Provident Funding Mortgage Loan Trust
4.30%, 04/25/34†	2,125,784	2,033,713
Residential Accredit Loans, Inc.
0.87%, 01/25/33†	480,137	397,657
Residential Asset Securitization Trust
0.77%, 05/25/35†	1,276,477	945,352
Residential Funding Mortgage Securities I
6.50%, 03/25/32	96,876	92,849
Structured Adjustable Rate Mortgage Loan Trust
4.98%, 03/25/34†	981,419	609,387
5.29%, 08/25/34†	1,266,668	790,150
0.77%, 09/25/34†	209,445	111,439
Structured Asset Mortgage Investments, Inc.
6.16%, 10/19/34†	583,755	303,570
0.75%, 05/25/35†	1,105,723	525,530
0.83%, 07/19/35†	173,202	74,964
0.54%, 08/25/36†	488,985	460,701

See Notes to Financial Statements.

Low-Duration Bond Fund

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Structured Asset Securities Corporation
0.52%, 05/25/36†	$400,226	$364,013
TBW Mortgage Backed Pass Through Certificates
6.01%, 07/25/37 STEP	700,000	480,819
Thornburg Mortgage Securities Trust
0.59%, 04/25/36†	1,900,000	1,881,689
0.59%, 07/25/36†	881,471	732,771
1.50%, 03/25/37†	1,519,519	1,252,037
1.53%, 06/25/37†	1,506,076	1,231,094
TIAA Retail Commercial Trust
6.68%, 06/19/31 144A†	1,872,933	1,859,745
5.68%, 08/15/39†	2,496,944	2,352,586
Wachovia Bank Commercial Mortgage Trust
4.04%, 02/15/34	1,301,183	1,237,235
5.74%, 05/15/43 STRIP†	1,600,000	1,273,880
Washington Mutual Alternative Mortgage Pass-Through Certificates
0.71%, 05/04/37†	2,523,229	1,020,709
3.10%, 05/25/47†	1,124,308	357,629
Washington Mutual Mortgage Pass-Through Certificates
1.01%, 12/25/27†	2,624,899	2,173,673
3.92%, 06/25/34†	2,194,919	1,574,394
4.68%, 05/25/35†	3,550,000	1,663,122
5.71%, 02/25/37†	1,369,546	747,058
5.35%, 03/25/37†	3,045,298	1,742,338
5.65%, 05/25/37†	1,468,644	985,630
5.86%, 06/25/37†	3,530,114	1,874,966
3.66%, 06/25/42†	47,507	34,687
0.78%, 01/25/45†	1,130,407	581,412
0.79%, 08/25/45†	554,449	299,811
0.76%, 10/25/45†	579,167	316,327
3.24%, 06/25/46†	2,074,195	829,647
3.00%, 01/25/47†	1,171,866	447,183
Washington Mutual Mortgage Securities Corporation
5.52%, 03/25/32†	113,564	79,875
Wells Fargo Mortgage-Backed Securities Trust
4.16%, 01/25/35†	1,864,167	1,331,205
4.54%, 02/25/35†	3,377,713	2,127,082
5.24%, 04/25/36†	3,115,438	1,581,167
5.63%, 07/25/36†	2,414,920	1,291,134
6.00%, 07/25/37	3,117,373	2,458,426

Total Mortgage-Backed Securities (Cost $450,117,147)		414,976,434

MUNICIPAL BONDS — 0.9%
New York City Municipal Water Finance Authority Series A Revenue Bond
5.00%, 06/15/38	1,000,000	935,740
State of California General Obligation Bond
5.00%, 11/01/32	3,200,000	2,774,784
State of Georgia General Obligation Bond
5.50%, 07/01/11	1,750,000	1,901,375

Total Municipal Bonds (Cost $6,083,316)		5,611,899

	Number of Contracts
PURCHASED OPTIONS — 1.5%
Put Options — 0.0%
5-Year U.S. Treasury Note Futures, Strike Price $85.00, Expires 02/20/09	180	1,406

	Notional Amount
Call Options — 0.2%
30-Year Federal National Mortgage Association, Strike Price $109.50, Expires 02/05/09	$25,000,000	—
30-Year Federal National Mortgage Association, Strike Price $94.30, Expires 02/13/09	12,000,000	862,923
Euro vs. U.S. Dollar, Strike Price $1.38, Expires 05/21/10	1,800,000	232,203

		1,095,126

Call Swaptions — 1.3%
3-Month LIBOR, Strike Price $3.15, Expires 02/02/09	40,800,000	1,278,086
3-Month LIBOR, Strike Price $3.50, Expires 02/02/09	18,900,000	721,939
6-Month LIBOR, Strike Price $7.00, Expires 03/18/11	48,500,000	6,055,545

		8,055,570

Put Options — 0.0%
30-Year Federal National Mortgage Association, Strike Price $45.00, Expires 01/06/09	22,000,000	—
30-Year Federal National Mortgage Association, Strike Price $50.00, Expires 01/06/09	8,000,000	—
30-Year Federal National Mortgage Association, Strike Price $75.00, Expires 2/05/09	1,000,000	—
30-Year Federal National Mortgage Association, Strike Price $75.50, Expires 02/09/09	14,700,000	—
30-Year Government National Mortgage Association, Strike Price $52.00, Expires 01/14/09	8,000,000	—
30-Year Government National Mortgage Association, Strike Price $55.00, Expires 01/14/09	20,000,000	—
30-Year Government National Mortgage Association, Strike Price $74.25, Expires 02/12/09	32,300,000	—
30-Year Government National Mortgage Association, Strike Price $77.25, Expires 01/12/09	13,500,000	—
30-Year Government National Mortgage Association, Strike Price $80.00, Expires 02/12/09	500,000	—

See Notes to Financial Statements.

	Notional Amount	Value

Euro vs. U.S. Dollar, Strike Price $1.38, Expires 05/21/10	$1,800,000	$211,199

		211,199

Total Purchased Options (Cost $4,897,989)		9,363,301

	Shares
PREFERRED STOCK — 0.2%
Wachovia Corporation (Cost $970,070)	1,400	1,050,000

MONEY MARKET FUNDS — 11.5%
GuideStone Money Market Fund (GS4 Class)¥	20,992,945	20,992,945
Northern Institutional Liquid Assets Portfolio§	51,250,573	51,250,573

Total Money Market Funds (Cost $72,243,518)		72,243,518

	Par
REPURCHASE AGREEMENT — 0.6%
JP Morgan Chase Bank NA
0.00% (dated 12/08/08, due 01/12/09, repurchase price $3,782,500, collateralized by U.S. Treasury Note 0.000%, due 08/15/09, total market value $3,782,500)@ (Cost $3,782,500)	$3,782,500	3,782,500

U.S. TREASURY OBLIGATIONS — 9.3%
U.S. Treasury Inflationary Index Bonds
0.88%, 04/15/10	600,000	645,081
2.38%, 01/15/25	1,400,000	1,581,911
2.00%, 01/15/26Δ	300,000	308,553

		2,535,545

U.S. Treasury Notes
2.63%, 05/31/10Δ	32,250,000	33,233,883
2.38%, 08/31/10Δ	7,820,000	8,059,800
1.75%, 11/15/11Δ	3,520,000	3,601,393
1.13%, 12/15/11	3,800,000	3,818,111

		48,713,187

U.S. Treasury STRIP
3.99%, 05/15/21Ω	10,600,000	7,024,843

Total U.S. Treasury Obligations (Cost $56,343,019)		58,273,575

TOTAL INVESTMENTS — 129.4% (Cost $861,732,749)		810,824,027

	Notional Amount	Value

WRITTEN OPTIONS — (1.2)%
Call Swaptions — (1.2)%
3-Month LIBOR, Strike Price $4.25, Expires 02/02/09	$(10,900,000)	$(1,317,796)
3-Month LIBOR, Strike Price $4.60, Expires 02/02/09	(6,300,000)	(904,193)
6-Month LIBOR, Strike Price $7.00, Expires 03/18/09	(14,900,000)	(4,944,501)

		(7,166,490)

Put Swaptions — 0.0%
3-Month LIBOR, Strike Price $2.75, Expires 05/22/09	(2,000,000)	(21,539)
3-Month LIBOR, Strike Price $2.75, Expires 05/22/09	(1,000,000)	(10,769)
3-Month LIBOR, Strike Price $2.75, Expires 05/22/09	(1,900,000)	(20,462)

		(52,770)

Total Written Options (Premiums received $(3,687,541))		(7,219,260)

	Par
SECURITIES SOLD SHORT — (4.5)%
Federal National Mortgage Association
6.00%, 01/01/39 TBA	(2,000,000)	(2,058,750)
5.50%, 01/14/38 TBA	(25,300,000)	(25,932,500)

Total Securities Sold Short (Cost $(27,655,906))		(27,991,250)

Liabilities in Excess of Other Assets — (23.7)%		(148,771,823)

NET ASSETS — 100.0%		$626,841,694

See Notes to Financial Statements.

Low-Duration Bond Fund

SCHEDULE OF INVESTMENTS (Continued)

Swap agreements outstanding at December 31, 2008:

Description	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)
British Pounds
Receive variable rate payments on the six month LIBOR floating rate and pay fixed rate payments of 4.25%(k)	06/15/37	1,200,000	$(164,753)
Receive variable rate payments on the six month LIBOR floating rate and pay fixed rate payments of 4.25%(f)	06/15/37	3,400,000	(466,801)
Receive fixed rate payments of 4.50% and pay variable rate payments on the six month LIBOR floating rate(g)	09/17/11	30,200,000	1,739,245
Receive fixed rate payments of 4.50% and pay variable rate payments on the six month LIBOR floating rate(m)	09/17/11	6,000,000	345,545
Receive fixed rate payments of 4.50% and pay variable rate payments on the six month LIBOR floating rate(b)	09/17/11	4,800,000	276,436
Receive variable rate payments on the six month LIBOR floating rate and pay fixed rate payments of 4.00%(g)	06/15/37	3,200,000	(356,053)

			1,373,619

Euro
Receive fixed rate payments of 2.09% and pay variable rate payments on the France CPI Ex Tobacco(c)	10/15/10	1,500,000	68,326
Receive fixed rate payments of 4.50% and pay variable rate payments on the six month LIBOR floating rate(f)	03/18/14	3,300,000	258,640
Receive fixed rate payments of 4.50% and pay variable rate payments on the six month LIBOR floating rate(g)	03/18/14	3,600,000	287,952
Receive variable rate payments on the six month LIBOR floating rate and pay fixed rate payments of 5.00%(b)	09/17/38	700,000	(247,311)
Receive fixed rate payments of 4.50% and pay variable rate payments on the six month EURIBOR floating rate(f)	06/15/10	12,200,000	339,610
Receive variable rate payments on the six month LIBOR floating rate and pay fixed rate payments of 5.00%(m)	09/17/38	700,000	(247,311)
Receive fixed rate payments of 5.50% and pay variable rate payments on the six month LIBOR floating rate(b)	12/17/10	1,000,000	70,020
Receive fixed rate payments of 5.50% and pay variable rate payments on the six month EURIBOR floating rate(k)	12/17/10	4,400,000	308,088
Receive fixed rate payments of 5.50% and pay variable rate payments on the six month LIBOR floating rate(f)	09/15/10	10,200,000	613,766

			1,451,780

Japanese Yen
Receive variable rate payments on the six month LIBOR floating rate and pay fixed rate payments of 1.50%(m)	06/17/18	90,000,000	(22,519)
Receive variable rate payments on the six month LIBOR floating rate and pay fixed rate payments of 1.50%(n)	06/17/18	190,000,000	(47,540)

			(70,059)

See Notes to Financial Statements.

Description	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)
U.S. Dollars
Receive variable payments in the event of default on Citigroup, Inc. and pay fixed rate payments of 1.01%(f)	06/20/18	$6,400,000	$361,814
Receive fixed rate payments of 1.10% and pay floating par in the event of default on General Electric Capital Corporation (SP) (b)	03/20/09	3,800,000	(27,077)
Receive variable rate payments in the event of default on CDX IG 11 5y and pay fixed rate payments of 1.50%(k)	12/20/13	100,000	1,955
Receive floating par in the event of default on Bear Stearns Cos., Inc. and pay fixed rate payments of 2.18%(c)	03/20/18	1,700,000	(143,241)
Receive floating par in the event of default on American Electric Power and pay fixed rate payments of 0.62%(d)	06/20/15	1,600,000	15,097
Receive variable rate payments in the event of default of Nabors Industries and pay fixed payments of 0.63%(d)	03/20/18	3,300,000	785,334
Receive floating par in the event of default on the Dow Jones CDX HY-8 and pay fixed rate payments of 1.63%(d)	06/20/12	4,900,000	911,989
Receive floating par in the event of default on Target Corporation, 5.88% due 03/01/12 and pay fixed rate payments of 0.11%(k)	06/20/12	900,000	49,773
Receive floating par in the event of default on Autozone, 5.88% due 10/15/12 and pay fixed rate payments of 0.67%(m)	06/20/17	1,300,000	64,972
Receive floating par in the event of default on Autozone, 5.88% due 10/15/12 and pay fixed rate payments of 0.64%(m)	06/20/17	600,000	31,249
Receive floating par in the event of default on Autozone, 5.88% due 10/15/12 and pay fixed rate payments of 0.64%(m)	06/20/17	500,000	25,866
Receive floating par in the event of default on Long Beach Mortgage Trust, 6.72% due 02/25/34 and pay fixed rate payments of 0.49%(b)	02/25/34	548,324	301,317
Receive floating par in the event of default on Specialty Underwriting & Residential Finance, 6.62% due 02/25/35 and pay fixed rate payments of 0.59%(b)	02/25/35	481,777	415,681
Receive floating par in the event of default on Structured Asset Investment Loan Trust, 6.14% due 02/25/35 and pay fixed rate payments of 0.61%(b)	02/25/35	1,137,620	1,107,665
Receive floating par in the event of default on Morgan Stanley ABSD Capital I, 7.02% due 12/27/33 and pay fixed rate payments of 0.54%(k)	12/27/33	588,855	444,349

See Notes to Financial Statements.

Low-Duration Bond Fund

SCHEDULE OF INVESTMENTS (Continued)

Description	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)
Receive variable rate payments in the event of default on CDX IG9 10y and pay fixed rate payments of 0.80%(g)	12/20/17	$6,929,600	$352,204
Receive variable rate payments in the event of default on CDX IG9 5y and pay fixed rate payments of 0.60%(g)	12/20/12	1,464,000	83,589
Receive floating rate payments in the event of default on CDX IG9 10y Index and pay fixed rate payments of 0.80%(k)	12/20/17	5,270,400	267,874
Receive variable rate payments in the event of default on CDX IG9 10y and pay fixed rate payments of 0.80%(b)	12/20/17	2,440,000	124,016
Receive floating par in the event of default on the Dow Jones CDX HVOL7 Index and pay fixed rate payments of 0.75%(b)	12/20/11	9,000,000	1,040,851
Receive variable rate payments in the event of default on CDX IG10 5y and pay fixed rate payments of 1.55%(p)	06/20/13	1,464,000	32,947
Receive variable rate payments in the event of default on CDX IG9 10y and pay fixed rate payments of 0.80%(m)	12/20/17	2,049,600	104,173
Receive variable rate payments on maturity and pay fixed rate payments of 5.50%(j)	05/21/09	4,300,000	(724,845)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 3.00%(m)	06/17/29	200,000	(4,226)
Receive fixed rate payments of 4.00% and pay variable rate payments on the three month LIBOR floating rate(j)	06/17/14	1,500,000	121,216
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 5.00%(j)	12/17/38	1,400,000	(638,329)
Receive fixed rate payments of 4.00% and pay variable rate payments on the three month LIBOR floating rate(m)	06/17/14	13,100,000	1,058,621
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 5.00%(f)	12/17/28	1,900,000	(640,134)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 4.00%(j)	06/17/19	1,900,000	(222,928)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 4.00%(m)	06/17/19	2,600,000	(305,059)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 4.00%(p)	06/17/19	200,000	(23,466)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 5.00%(k)	12/17/18	12,000,000	(2,599,441)

See Notes to Financial Statements.

			Unrealized
	Expiration	Notional	Appreciation
Description	Date	Amount	(Depreciation)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 5.00%(j)	12/17/23	$2,900,000	$(788,369)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 5.00%(b)	12/17/38	13,400,000	(6,109,321)
Receive variable rate payments on the six month LIBOR floating rate and pay fixed rate payments of 5.00%(m)	12/17/28	2,400,000	(808,536)
Receive variable rate payments on the six month LIBOR floating rate and pay fixed rate payments of 5.00%(j)	12/17/28	2,200,000	(744,728)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 5.00%(m)	12/17/23	9,600,000	(2,609,774)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 5.00%(b)	12/17/23	2,400,000	(655,828)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 5.00%(m)	12/17/38	1,800,000	(820,655)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 5.00%(d)	12/17/28	6,800,000	(2,281,309)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 5.00%(g)	12/17/23	4,600,000	(1,257,004)
Receive fixed rate payments of 4.00% and pay variable rate payments on the six month LIBOR BBA(g)	12/17/13	10,700,000	950,794
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 4.00%(p)	06/17/24	1,200,000	(166,637)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 4.00%(m)	06/17/24	6,600,000	(916,502)
Receive fixed rate payments of 4.00% and pay variable rate payments on the three month LIBOR floating rate(m)	06/17/16	1,600,000	156,370
Receive fixed rate payments of 4.00% and pay variable rate payments on the three month LIBOR floating rate(k)	06/17/14	17,300,000	1,398,026
Receive fixed rate payments of 4.00% and pay variable rate payments on the three month LIBOR floating rate(b)	06/17/14	1,000,000	80,811
Receive fixed rate payments of 4.00% and pay variable rate payments on the three month LIBOR floating rate(f)	06/17/14	8,500,000	686,891

			(11,511,965)

			$(8,756,625)

See Notes to Financial Statements.

Low-Duration Bond Fund

SCHEDULE OF INVESTMENTS (Continued)

PORTFOLIO SUMMARY (based on net assets)

%
Mortgage-Backed Securities	66.2
Futures Contracts	58.1
Corporate Bonds	18.9
Money Market Funds	11.5
Asset-Backed Securities	11.2
U.S. Treasury Obligations	9.3
Agency Obligations	4.6
Foreign Bonds	4.5
Purchased Options	1.5
Municipal Bonds	0.9
Repurchase Agreement	0.6
Preferred Stock	0.2
Swap Agreements	(1.4)
Written Options	(1.2)
Forward Foreign Currency Contracts	(2.5)
Securities Sold Short	(4.5)

177.9

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund’s investments carried at fair value:

	Investments	Other
	in	Financial
Valuation Inputs	Securities	Instruments***
Assets:
Level 1 — Quoted Prices	$74,601,249	$7,846,197
Level 2 — Other Significant Observable Inputs	732,482,161	—
Level 3 — Significant Unobservable Inputs	3,740,617	—

Total Assets	$810,824,027	$7,846,197

Liabilities:
Level 1 — Quoted Prices	$—	$—
Level 2 — Other Significant Observable Inputs	(35,210,510)	(9,374,496)
Level 3 — Significant Unobservable Inputs	—	$—

Total Liabilities	$(35,210,510)	$(9,374,496)

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments	Other
	in	Financial
	Securities	Instruments
Balance, 12/31/07	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Net purchases (sales)	—	—
Transfers in and/or out of Level 3	3,740,617	—

Balance, 12/31/08	$3,740,617	$—

See Notes to Financial Statements.

Medium-Duration Bond Fund

The Medium-Duration Bond Fund invests in a diversified portfolio composed primarily of investment grade fixed-income securities with an average dollar-weighted duration normally between three to seven years. The Fund was generally positioned to capture the perceived long-term value of historically wide yield spreads but encountered a very challenging investment environment as credit spreads continued widening during the third and fourth quarters resulting in poor absolute and benchmark-relative performance for the year. The GS4 Class underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, for the one-year period ending December 31, 2008, ((3.89)% versus 5.24%). The Fund trailed its benchmark on an annualized five-year and since-inception basis.

Please see page 107 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Medium-Duration Bond Fund

Average Annual Total Returns as of 12/31/08

	GS2 Class*	GS4 Class*	GS6 Class*	Benchmark**
One Year	(3.88)%	(3.89)%	(4.28)%	5.24%
Five Year	2.98%	2.86%	2.48%	4.65%
Since Inception	4.31%	4.27%	3.92%	5.34%
Inception Date	08/27/01	08/27/01	08/27/01	08/27/01
Total Fund Operating Expenses (August 5, 2008 Prospectus)	0.46%	0.65%	0.93%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Barclays Capital U.S. Aggregate Bond Index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Medium-Duration Bond Fund
SCHEDULE OF INVESTMENTS	December 31, 2008

	Par	Value
AGENCY OBLIGATIONS — 0.8%
Federal Farm Credit Bank
5.05%, 11/06/17	$400,000	$460,804
Federal Home Loan Bank
5.50%, 08/13/14	620,000	715,747
Federal Home Loan Mortgage Corporation
5.63%, 11/23/35	1,260,000	1,313,289
Federal National Mortgage Association
5.25%, 08/01/12	500,000	527,440
5.00%, 05/11/17‡‡	1,000,000	1,142,197
Tennessee Valley Authority
5.38%, 04/01/56	1,800,000	2,291,436

Total Agency Obligations (Cost $5,624,997)		6,450,913

ASSET-BACKED SECURITIES — 5.0%
Access Group, Inc.
4.84%, 10/27/25†	1,900,000	1,747,187
Amortizing Residential Collateral Trust
0.75%, 04/25/32†	49,352	24,568
Argent Securities, Inc.
0.52%, 10/25/36†	269,044	256,724
Asset-Backed Securities Corporation Home Equity
0.75%, 09/25/34†	168,112	131,685
Bayview Financial Acquisition Trust
1.15%, 02/28/44†	660,120	539,580
Bear Stearns Asset-Backed Securities, Inc.
6.00%, 02/01/36	3,946,104	3,118,606
6.50%, 02/01/36	3,666,117	3,129,947
Chase Issuance Trust
1.85%, 11/15/11†	4,400,000	4,212,229
CIT Mortgage Loan Trust
1.92%, 09/25/24 144A†@	800,000	272,000
1.47%, 10/25/37 144A†@	1,165,433	949,828
1.72%, 10/25/37 144A†@	430,000	161,250
Countrywide Home Equity Loan Trust
1.49%, 05/15/29†	484,373	266,477
1.44%, 12/15/35†	1,285,927	708,731
1.34%, 08/15/36†	1,870,440	751,793
Daimler Chrysler Auto Trust
3.36%, 09/10/12†	4,300,000	3,819,549
EMC Mortgage Loan Trust
1.02%, 11/25/41 144A†	245,051	221,296
FBR Securitization Trust
0.73%, 10/25/35†	1,502,329	1,424,038
Ford Credit Auto Owner Trust
2.40%, 12/15/10†	1,678,385	1,637,583
2.10%, 01/15/11†	3,800,000	3,687,537
Franklin Auto Trust
2.09%, 06/20/12†	700,000	630,265
GMAC Mortgage Corporation Loan Trust
7.00%, 09/25/37	585,441	175,861
HFC Home Equity Loan Asset-Backed Certificates
1.71%, 11/20/36†	1,273,978	743,491
Lehman XS Trust
0.77%, 11/25/35†	2,450,266	1,119,108
0.74%, 12/25/35†	290,032	133,432
0.74%, 02/25/36†	1,418,503	639,747
Madison Avenue Manufactured Housing Contract
0.82%, 03/25/32†	761,434	668,696
Morgan Stanley Dean Witter Credit Corporation HELOC Trust
0.66%, 07/25/17 STEP	132,289	88,740
Nelnet Student Loan Trust
5.02%, 04/25/24†	780,000	631,904
Provident Bank Home Equity Loan Trust
1.01%, 08/25/31†	156,446	60,761
Residential Asset Mortgage Products, Inc.
0.95%, 03/25/34†	438,039	114,460
Residential Funding Securities LLC
0.92%, 06/25/33 144A†	421,212	316,172
Salomon Brothers Mortgage Securities VII
0.95%, 03/25/28 STEP	65,929	63,845
Securitized Asset-Backed Receivables LLC Trust
0.70%, 02/25/37†	3,681,218	1,706,504
SLM Student Loan Trust
5.04%, 04/25/23†	7,500,000	7,029,149
Structured Asset Securities Corporation
0.77%, 04/25/31 144A†	3,576,041	2,331,911

Total Asset-Backed Securities (Cost $56,705,048)		43,514,654

CORPORATE BONDS — 32.8%
Ace INA Holdings, Inc.
5.80%, 03/15/18	575,000	518,363
AES Corporation
8.75%, 05/15/13 144AΔ	325,000	313,625
7.75%, 10/15/15	270,000	228,150
8.00%, 10/15/17Δ	1,490,000	1,229,250
Allied Waste North America, Inc.
7.13%, 05/15/16Δ	125,000	113,908
Allstate Life Global Funding Trusts
5.38%, 04/30/13Δ	400,000	394,133
American Achievement Corporation
8.25%, 04/01/12 144A	30,000	23,100
American Electric Power Co., Inc.
5.25%, 06/01/15	2,300,000	2,125,678
American Express Bank FSB
6.00%, 09/13/17Δ	3,100,000	2,908,045
American Express Co.
7.00%, 03/19/18Δ	2,500,000	2,532,115
6.80%, 09/01/66†	1,340,000	694,502
American Express Credit Corporation
5.88%, 05/02/13Δ	4,300,000	4,131,750
American General Finance Corporation
6.90%, 12/15/17	780,000	337,983

See Notes to Financial Statements.

Medium-Duration Bond Fund

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
American International Group, Inc.
5.85%, 01/16/18	$1,220,000	$819,030
8.25%, 08/15/18 144A@	3,200,000	2,345,597
6.25%, 03/15/37	680,000	254,558
AmerisourceBergen Corporation
5.88%, 09/15/15	130,000	113,769
Anadarko Petroleum Corporation
2.40%, 09/15/09†	1,070,000	1,023,974
6.45%, 09/15/36Δ	110,000	87,014
ANZ Capital Trust I
4.48%, 01/29/49 144A‡‡	125,000	96,636
ANZ Capital Trust II
5.36%, 12/29/49 144A‡‡	800,000	493,800
Apache Corporation
6.00%, 09/15/13	680,000	705,926
ASIF Global Financing XIX
4.90%, 01/17/13 144A	100,000	80,344
Astoria Financial Corporation
5.75%, 10/15/12	450,000	368,235
AT&T, Inc.
5.10%, 09/15/14	550,000	541,302
5.50%, 02/01/18Δ	7,700,000	7,795,603
6.40%, 05/15/38	1,400,000	1,504,797
BAC Capital Trust XIV
5.63%, 12/31/49†Δ	40,000	16,036
Baker Hughes, Inc.
7.50%, 11/15/18Δ	870,000	966,243
Bank of America Corporation
5.08%, 10/14/16†Δ	1,700,000	1,217,922
5.75%, 12/01/17Δ	3,130,000	3,130,510
5.65%, 05/01/18Δ	5,925,000	5,970,871
8.13%, 12/15/49†	20,000	14,985
8.00%, 12/29/49†Δ	11,300,000	8,139,616
Bank of America NA
2.84%, 05/12/10†	4,100,000	4,016,130
Bear Stearns Co., Inc.
6.95%, 08/10/12	1,900,000	1,974,849
5.70%, 11/15/14Δ	1,000,000	977,501
6.40%, 10/02/17	1,250,000	1,301,144
7.25%, 02/01/18	4,360,000	4,785,968
BellSouth Capital Funding
7.88%, 02/15/30	460,000	506,044
BellSouth Corporation
4.75%, 11/15/12Δ	40,000	39,277
6.88%, 10/15/31Δ	10,000	10,427
Boardwalk Pipelines LP
5.88%, 11/15/16	625,000	523,526
Boeing Co.
6.63%, 02/15/38	210,000	226,269
BP Capital Markets PLC
5.25%, 11/07/13	1,240,000	1,295,860
Caterpillar Financial Services Corporation
2.22%, 06/24/11†	3,800,000	3,399,438
6.20%, 09/30/13	980,000	1,011,329
CenterPoint Energy Resources Corporation
5.95%, 01/15/14	525,000	480,715
Chesapeake Energy Corporation
6.25%, 01/15/18Δ	140,000	104,300
7.25%, 12/15/18Δ	205,000	160,925
Chicago Transit Authority
6.90%, 12/01/40	1,800,000	1,847,268
Chubb Corporation
6.50%, 05/15/38	150,000	143,654
6.38%, 03/29/67†	375,000	232,898
CitiFinancial, Inc.
6.63%, 06/01/15	300,000	278,550
Citigroup, Inc.
5.85%, 07/02/13	1,050,000	1,014,294
6.50%, 08/19/13	850,000	858,570
5.00%, 09/15/14	920,000	810,185
5.50%, 02/15/17	1,160,000	1,057,043
6.13%, 11/21/17	3,100,000	3,137,994
6.13%, 05/15/18	8,700,000	8,812,317
6.88%, 03/05/38	1,965,000	2,243,501
Clear Channel Communications, Inc.
4.25%, 05/15/09	250,000	221,250
5.50%, 09/15/14	765,000	95,625
Comcast Cable Communications LLC
6.75%, 01/30/11Δ	230,000	230,984
Comcast Cable Communications Holdings, Inc.
8.38%, 03/15/13	225,000	232,972
9.46%, 11/15/22	275,000	308,717
Comcast Corporation
6.50%, 01/15/17	60,000	59,354
5.70%, 05/15/18	1,890,000	1,775,595
Comcast Holdings Corporation
10.63%, 07/15/12	550,000	584,561
Commonwealth Edison Co.
5.40%, 12/15/11	650,000	633,265
5.90%, 03/15/36	200,000	166,833
Community Health Systems, Inc.
8.88%, 07/15/15Δ	280,000	259,000
Complete Production Services, Inc.
8.00%, 12/15/16	280,000	177,800
ConocoPhillips
8.75%, 05/25/10	230,000	242,484
ConocoPhillips Holding Co.
6.95%, 04/15/29	1,570,000	1,694,196
Countrywide Home Loans, Inc.
5.63%, 07/15/09Δ	1,900,000	1,891,885
4.13%, 09/15/09	475,000	469,512
Cox Communications, Inc.
4.63%, 01/15/10Δ	800,000	774,282
CSC Holdings, Inc.
7.63%, 04/01/11Δ	590,000	559,025
6.75%, 04/15/12	60,000	55,200
CVS Pass-Through Trust
6.94%, 01/10/30 144A	982,109	618,840
Daimler Finance NA LLC
5.88%, 03/15/11	590,000	514,733
5.75%, 09/08/11	900,000	760,532
7.30%, 01/15/12	550,000	475,716
6.50%, 11/15/13Δ	100,000	78,077
DaVita, Inc.
6.63%, 03/15/13Δ	310,000	296,050
Dean Foods Co.
7.00%, 06/01/16Δ	375,000	320,625

See Notes to Financial Statements.

	Par	Value
Delta Air Lines, Inc.
6.82%, 08/10/22	$467,468	$296,842
DI Finance
9.50%, 02/15/13Δ	90,000	78,413
DIRECTV Holdings LLC
8.38%, 03/15/13Δ	155,000	155,000
Dominion Resources, Inc.
5.13%, 12/15/09Δ	230,000	229,546
2.92%, 06/17/10†	4,000,000	3,716,708
4.75%, 12/15/10	70,000	69,247
5.70%, 09/17/12	1,230,000	1,218,923
6.00%, 11/30/17Δ	3,800,000	3,654,243
DRS Technologies, Inc.
6.63%, 02/01/16	90,000	90,450
Duke Energy Carolinas LLC
5.63%, 11/30/12	580,000	591,189
Dynegy Holdings, Inc.
7.75%, 06/01/19Δ	395,000	274,525
Eastman Kodak Co.
7.25%, 11/15/13	490,000	318,500
EchoStar DBS Corporation
7.00%, 10/01/13Δ	10,000	8,725
6.63%, 10/01/14Δ	30,000	25,125
7.13%, 02/01/16Δ	200,000	168,000
Edison Mission Energy
7.00%, 05/15/17Δ	240,000	210,000
7.20%, 05/15/19	320,000	264,000
7.63%, 05/15/27	120,000	93,600
El Paso Corporation
7.00%, 06/15/17Δ	890,000	700,968
7.80%, 08/01/31	750,000	492,377
7.75%, 01/15/32Δ	99,000	64,758
El Paso Natural Gas Co.
7.50%, 11/15/26	300,000	249,287
8.38%, 06/15/32	210,000	182,257
El Paso Performance-Linked Trust
7.75%, 07/15/11 144A	1,460,000	1,271,295
Electronic Data Systems Corporation
7.13%, 10/15/09	1,000,000	1,016,816
Energy Future Holdings Corporation
5.55%, 11/15/14	120,000	56,667
6.50%, 11/15/24	370,000	132,752
6.55%, 11/15/34	1,620,000	554,999
Energy Transfer Partners LP
5.65%, 08/01/12	275,000	245,707
5.95%, 02/01/15	975,000	838,577
6.70%, 07/01/18	1,180,000	996,262
Enterprise Products Operating LLC
8.38%, 08/01/66†Δ	350,000	192,720
Enterprise Products Operating LP
4.95%, 06/01/10Δ	650,000	622,769
7.03%, 01/15/68†Δ	350,000	164,711
Exelon Corporation
5.63%, 06/15/35Δ	675,000	427,228
FirstEnergy Corporation
6.45%, 11/15/11	60,000	56,751
7.38%, 11/15/31	1,490,000	1,413,326
Fiserv, Inc.
6.13%, 11/20/12	575,000	540,686
Ford Motor Co.
7.45%, 07/16/31Δ	550,000	156,750
Ford Motor Credit Co., LLC
7.38%, 10/28/09	650,000	570,946
5.70%, 01/15/10Δ	125,000	106,253
7.88%, 06/15/10	500,000	400,213
7.25%, 06/15/11†	607,000	401,379
12.00%, 05/15/15	1,320,000	986,696
8.00%, 12/15/16Δ	1,300,000	847,856
Forest City Enterprises, Inc.
7.63%, 06/01/15	20,000	7,100
6.50%, 02/01/17	70,000	24,850
Freeport-McMoRan Copper & Gold, Inc.
8.38%, 04/01/17Δ	1,420,000	1,166,013
Freescale Semiconductor, Inc.
8.88%, 12/15/14Δ	75,000	33,375
Frontier Communications Corporation
9.25%, 05/15/11Δ	415,000	396,325
7.88%, 01/15/27	150,000	87,750
General Electric Capital Corporation
5.45%, 01/15/13Δ	150,000	151,209
General Electric Co.
5.00%, 02/01/13	920,000	931,238
General Motors Acceptance Corporation LLC
5.85%, 01/14/09Δ	220,000	218,567
5.63%, 05/15/09Δ	1,490,000	1,431,962
8.00%, 11/01/31	200,000	117,232
General Motors Corporation
8.25%, 07/15/23(E)Δ	210,000	35,700
8.38%, 07/05/33(E)	170,000	40,172
Georgia Gulf Corporation
9.50%, 10/15/14Δ	60,000	18,300
Georgia Pacific Koch Forest Term Loan B
1.99%, 12/20/12@	105,585	86,526
Georgia-Pacific Corporation LLC
8.13%, 05/15/11Δ	4,000	3,780
GlaxoSmithKline Capital, Inc.
5.65%, 05/15/18Δ	1,470,000	1,546,793
Glen Meadow Pass-Through Trust
6.51%, 02/12/67 144A†	600,000	268,585
GMAC LLC
7.75%, 01/19/10 144A	326,000	293,048
6.88%, 09/15/11 144A	1,101,000	902,523
0.08%, 12/31/13 144A+	177,000	131,865
6.75%, 12/01/14Δ	1,900,000	1,300,356
0.08%, 12/31/18+	65,000	33,475
Goldman Sachs Capital II
5.79%, 12/29/49†	60,000	23,079
Goldman Sachs Group, Inc.
4.50%, 06/15/10	930,000	916,726
5.75%, 10/01/16Δ	1,900,000	1,783,133
6.25%, 09/01/17Δ	4,000,000	3,884,912
5.95%, 01/18/18Δ	3,500,000	3,324,272
GrafTech Finance, Inc.
10.25%, 02/15/12Δ	37,000	33,855

See Notes to Financial Statements.

Medium-Duration Bond Fund

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
HCA, Inc.
6.30%, 10/01/12	$32,000	$22,720
9.13%, 11/15/14Δ	60,000	55,800
6.50%, 02/15/16Δ	686,000	425,320
9.25%, 11/15/16	480,000	441,600
9.63%, 11/15/16 PIK	466,000	364,645
7.69%, 06/15/25	250,000	118,613
Hertz Corporation
8.88%, 01/01/14	115,000	71,300
10.50%, 01/01/16Δ	65,000	29,981
Hess Corporation
7.88%, 10/01/29	260,000	250,216
7.30%, 08/15/31	1,060,000	966,973
Host Hotels & Resorts LP
6.75%, 06/01/16	30,000	22,050
HSBC Finance Corporation
8.00%, 07/15/10Δ	440,000	447,476
7.00%, 05/15/12	390,000	390,880
6.38%, 11/27/12	70,000	68,545
Humana, Inc.
7.20%, 06/15/18	240,000	193,312
Idearc, Inc.
8.00%, 11/15/16	340,000	27,200
ILFC E-Capital Trust II
6.25%, 12/21/65 144A†	280,000	117,060
International Business Machines Corporation
4.10%, 07/28/11†Δ	3,700,000	3,513,202
International Lease Finance Corporation
4.95%, 02/01/11	300,000	216,549
iStar Financial, Inc.
6.50%, 12/15/13	125,000	37,528
JC Penney Co., Inc.
7.40%, 04/01/37	50,000	32,992
John Deere Capital Corporation
2.94%, 06/10/11†	6,100,000	5,570,105
JPMorgan Chase & Co.
5.75%, 01/02/13	320,000	324,941
5.15%, 10/01/15	1,890,000	1,787,133
6.00%, 01/15/18	325,000	343,644
JPMorgan Chase Bank NA
6.00%, 10/01/17	475,000	479,931
Kerr-McGee Corporation
6.95%, 07/01/24	1,000,000	878,809
7.88%, 09/15/31	1,830,000	1,688,832
Kinder Morgan Energy Partners LP
6.30%, 02/01/09Δ	150,000	149,858
6.75%, 03/15/11Δ	110,000	107,044
7.13%, 03/15/12	500,000	483,238
5.85%, 09/15/12Δ	40,000	36,661
5.00%, 12/15/13Δ	200,000	174,593
6.00%, 02/01/17	510,000	443,448
5.95%, 02/15/18	830,000	709,564
6.95%, 01/15/38	60,000	48,656
Kraft Foods, Inc.
6.50%, 08/11/17	300,000	302,035
Kroger Co.
6.15%, 01/15/20	500,000	494,287
L-3 Communications Corporation
7.63%, 06/15/12	250,000	245,000
6.38%, 10/15/15Δ	120,000	112,800
Lamar Media Corporation
6.63%, 08/15/15Δ	80,000	58,200
Land O’ Lakes, Inc.
9.00%, 12/15/10Δ	125,000	124,688
Lehman Brothers Holdings Capital Trust V
5.86%, 11/29/49#	2,330,000	233
Lehman Brothers Holdings, Inc.
6.63%, 01/18/12#	200,000	20,000
5.25%, 02/06/12#	390,000	39,000
5.63%, 01/24/13#	2,300,000	230,000
6.20%, 09/26/14#	300,000	30,000
6.50%, 07/19/17#	150,000	15
6.75%, 12/28/17#	3,340,000	334
Liberty Media Corporation
5.70%, 05/15/13	25,000	16,514
3.75%, 02/15/30 CONV	40,000	10,800
Lincoln National Corporation
7.00%, 05/17/66†	775,000	325,856
Merrill Lynch & Co., Inc.
3.08%, 02/05/10†	1,600,000	1,518,622
5.45%, 02/05/13	2,645,000	2,544,778
5.70%, 05/02/17	400,000	354,949
6.40%, 08/28/17Δ	775,000	777,723
MetLife Capital Trust IV
7.88%, 12/15/37 144A	300,000	188,583
MetLife Capital Trust X
9.25%, 04/08/38 144A†	300,000	209,665
MetLife, Inc.
6.40%, 12/15/36	150,000	90,208
MidAmerican Energy Holdings Co.
6.13%, 04/01/36	750,000	699,596
5.95%, 05/15/37	150,000	136,454
Morgan Stanley
4.23%, 05/14/10†	3,100,000	2,886,599
6.75%, 04/15/11Δ	700,000	689,104
5.63%, 01/09/12	410,000	389,069
5.75%, 08/31/12Δ	3,325,000	3,102,760
4.21%, 03/01/13(E)†	500,000	517,038
4.95%, 10/18/16†	340,000	234,347
5.75%, 10/18/16	3,700,000	3,113,657
5.95%, 12/28/17	450,000	374,106
6.63%, 04/01/18	4,775,000	4,195,979
Nelnet, Inc.
7.40%, 09/29/36†	475,000	142,488
Nevada Power Co.
5.88%, 01/15/15	350,000	336,785
6.65%, 04/01/36	300,000	269,279
New Cingular Wireless Services, Inc.
8.13%, 05/01/12Δ	135,000	144,875
Nextel Communications, Inc.
5.95%, 03/15/14	44,000	18,497
7.38%, 08/01/15	130,000	54,625
Nortek, Inc.
8.50%, 09/01/14	62,000	14,570
NRG Energy, Inc.
7.25%, 02/01/14	285,000	267,188
7.38%, 02/01/16	80,000	74,600
7.38%, 01/15/17	35,000	32,288
Occidental Petroleum Corporation
7.00%, 11/01/13Δ	1,120,000	1,223,675

See Notes to Financial Statements.

	Par	Value
Omnicom Group, Inc.
5.90%, 04/15/16	$700,000	$569,220
ONEOK Partners LP
6.65%, 10/01/36	375,000	291,343
6.85%, 10/15/37	325,000	258,630
Overseas Private Investment Corporation
5.66%, 07/12/10Ω	2,437,222	2,536,332
5.49%, 07/12/12Ω	3,000,000	3,050,425
Oxford Industries, Inc.
8.88%, 06/01/11	95,000	72,200
Pacific Energy Partners LP
7.13%, 06/15/14	60,000	52,463
Pacific Gas & Electric Co.
8.25%, 10/15/18	40,000	48,142
6.05%, 03/01/34	580,000	618,034
5.80%, 03/01/37	250,000	260,215
PartnerRe Finance II
6.44%, 12/01/66†	75,000	29,848
Patrons’ Legacy
5.65%, 04/17/18 144A	1,290,357	884,398
Peabody Energy Corporation
6.88%, 03/15/13Δ	145,000	138,113
7.88%, 11/01/26	1,500,000	1,245,000
Pemex Project Funding Master Trust
9.13%, 10/13/10	235,000	247,925
6.63%, 06/15/35	159,000	134,792
PepsiCo, Inc.
7.90%, 11/01/18	650,000	798,094
Phoenix Life Insurance Co.
7.15%, 12/15/34 144A	425,000	261,429
President and Fellows of Harvard College
6.50%, 01/15/39 144A@	2,900,000	3,160,120
Pricoa Global Funding I
3.57%, 01/30/12 144A†@Δ	2,300,000	1,734,340
1.67%, 09/27/13 144A†@	1,700,000	1,116,331
Pride International, Inc.
7.38%, 07/15/14Δ	130,000	121,550
Private Export Funding Corporation
5.45%, 09/15/17	3,200,000	3,766,378
Progress Energy, Inc.
5.63%, 01/15/16	150,000	137,341
7.75%, 03/01/31	350,000	351,348
Prudential Financial, Inc.
0.37%, 12/15/37†	3,700,000	3,520,550
PVNGS II Funding Corporation, Inc.
8.00%, 12/30/15	1,277,000	1,402,951
Qwest Capital Funding, Inc.
7.25%, 02/15/11Δ	200,000	169,000
Qwest Corporation
8.88%, 03/15/12Δ	200,000	186,000
7.50%, 06/15/23	500,000	352,500
Rabobank Capital Funding II
5.26%, 12/29/13 144A†	50,000	26,477
Rabobank Capital Funding Trust III
5.25%, 10/31/49 144A†	350,000	192,160
Regions Bank
3.25%, 12/09/11	4,400,000	4,580,787
Reinsurance Group of America, Inc.
6.75%, 12/15/65†	250,000	94,591
RH Donnelley Corporation
8.88%, 10/15/17	45,000	6,975
Service Corporation International
7.63%, 10/01/18	90,000	67,050
7.50%, 04/01/27	200,000	129,000
Simon Property Group LP REIT
6.13%, 05/30/18Δ	1,000,000	676,777
SLM Corporation
5.45%, 04/25/11Δ	350,000	276,417
5.00%, 10/01/13	350,000	250,677
Sonat, Inc.
7.63%, 07/15/11Δ	460,000	421,699
Southern Natural Gas Co.
8.00%, 03/01/32	400,000	335,307
Sovereign Bank
4.90%, 08/01/13†	525,000	374,614
Sprint Capital Corporation
7.63%, 01/30/11	250,000	208,843
8.38%, 03/15/12Δ	340,000	272,177
6.90%, 05/01/19	30,000	21,335
8.75%, 03/15/32	170,000	114,966
Steel Dynamics, Inc.
7.38%, 11/01/12	65,000	47,775
6.75%, 04/01/15	225,000	156,375
Suburban Propane Partners LP
6.88%, 12/15/13	195,000	160,875
SunTrust Bank
3.00%, 11/16/11	4,400,000	4,553,177
SunTrust Preferred Capital I
5.85%, 12/31/49†	2,120,000	1,145,459
Target Corporation
7.00%, 01/15/38	4,400,000	4,089,941
Tenet Healthcare Corporation
9.88%, 07/01/14Δ	7,000	5,670
9.25%, 02/01/15Δ	1,382,000	1,119,420
Tennessee Gas Pipeline Co.
7.00%, 10/15/28Δ	175,000	134,774
7.63%, 04/01/37	50,000	39,937
TEPPCO Partners LP
6.65%, 04/15/18	650,000	527,137
Terex Corporation
7.38%, 01/15/14	90,000	78,750
Time Warner Cable, Inc.
5.40%, 07/02/12	500,000	467,236
8.75%, 02/14/19Δ	600,000	653,511
6.55%, 05/01/37	325,000	312,368
Time Warner, Inc.
2.41%, 11/13/09†	7,600,000	7,316,725
6.88%, 05/01/12	110,000	105,753
7.70%, 05/01/32	600,000	602,360
Time Warner Entertainment Co. LP
8.38%, 07/15/33	590,000	596,938
Travelers Cos., Inc.
6.25%, 03/15/37†Δ	400,000	262,388
Unilever Capital Corporation
7.13%, 11/01/10Δ	285,000	304,920
Union Pacific Corporation
6.65%, 01/15/11	260,000	259,214

See Notes to Financial Statements.

Medium-Duration Bond Fund

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
United Air Lines, Inc.
9.21%, 01/21/17#@	$81,379	$472
9.56%, 10/19/18#@	179,895	81,403
United Parcel Service, Inc.
4.50%, 01/15/13Δ	1,480,000	1,528,082
UnitedHealth Group, Inc.
4.88%, 02/15/13Δ	370,000	345,755
4.88%, 04/01/13	410,000	382,398
Valero Energy Corporation
6.63%, 06/15/37	575,000	424,023
Ventas Realty LP
8.75%, 05/01/09	40,000	39,600
9.00%, 05/01/12	40,000	35,800
6.50%, 06/01/16	70,000	51,625
Verizon Communications, Inc.
5.55%, 02/15/16Δ	2,100,000	2,054,705
6.10%, 04/15/18	290,000	289,460
5.85%, 09/15/35	600,000	598,975
6.40%, 02/15/38Δ	1,145,000	1,222,086
8.95%, 03/01/39Δ	860,000	1,114,285
Verizon Global Funding Corporation
7.38%, 09/01/12Δ	290,000	303,627
4.38%, 06/01/13Δ	140,000	135,383
Verizon Wireless Capital
8.50%, 11/15/18 144A@	325,000	381,453
Visteon Corporation
8.25%, 08/01/10	28,000	8,820
12.25%, 12/31/16 144A	70,000	17,150
Wachovia Bank NA
1.54%, 03/23/09†	750,000	745,019
7.80%, 08/18/10	250,000	248,220
Wachovia Capital Trust III
5.80%, 08/29/49†	580,000	342,351
Wachovia Corporation
5.25%, 08/01/14Δ	1,850,000	1,725,334
5.63%, 10/15/16Δ	520,000	475,745
5.75%, 02/01/18	600,000	602,247
Waste Management, Inc.
7.75%, 05/15/32	980,000	878,987
WEA Finance LLC
7.13%, 04/15/18 144A	500,000	355,234
WellPoint, Inc.
5.88%, 06/15/17	720,000	656,354
Wells Fargo & Co.
4.38%, 01/31/13	600,000	588,070
7.98%, 02/28/49†Δ	6,200,000	5,299,035
Wells Fargo Capital X
5.95%, 12/15/36	200,000	171,944
Wells Fargo Capital XIII
7.70%, 12/29/49†Δ	350,000	289,104
Wells Fargo Capital XV
9.75%, 12/29/49†Δ	1,490,000	1,506,304
Westlake Chemical Corporation
6.63%, 01/15/16	85,000	49,725
Weyerhaeuser Co.
6.75%, 03/15/12	735,000	658,389
Williams Cos., Inc.
7.50%, 01/15/31	20,000	13,428
7.75%, 06/15/31	200,000	137,287
8.75%, 03/15/32	983,000	733,822
Windstream Corporation
8.63%, 08/01/16Δ	630,000	560,700
Xerox Corporation
7.13%, 06/15/10	250,000	234,733
6.75%, 02/01/17	70,000	50,866
XTO Energy, Inc.
7.50%, 04/15/12	43,000	42,530
5.50%, 06/15/18	1,120,000	1,015,719
6.50%, 12/15/18Δ	900,000	872,787
6.75%, 08/01/37	30,000	28,182
ZFS Finance USA Trust I
6.15%, 12/15/65 144A†	525,000	294,257

Total Corporate Bonds (Cost $321,471,247)		284,080,552

FOREIGN BONDS — 6.7%
Australia — 0.3%
National Australia Bank, Ltd.
2.84%, 02/08/10 144A†@	2,100,000	2,102,085
QBE Insurance Group, Ltd.
5.65%, 07/01/23 144A†@	525,000	319,997

		2,422,082

Bermuda — 0.2%
Arch Capital Group, Ltd.
7.35%, 05/01/34	400,000	329,002
Aspen Insurance Holdings, Ltd.
6.00%, 08/15/14	325,000	213,942
Catlin Insurance Co., Ltd.
7.25%, 12/31/49 144A†@	375,000	149,314
Endurance Specialty Holdings, Ltd.
6.15%, 10/15/15Δ	425,000	369,023
Merna Reinsurance, Ltd.
3.21%, 07/07/10 144A†	950,000	857,755

		1,919,036

Canada — 0.4%
Anadarko Finance Co.
7.50%, 05/01/31	460,000	407,793
Bombardier, Inc.
7.25%, 11/15/16 144A(E)@	250,000	213,720
Canadian Government Inflationary Index
4.00%, 12/01/31(C)	230,000	310,695
Canadian Natural Resources, Ltd.
5.70%, 05/15/17	225,000	196,542
5.85%, 02/01/35	50,000	37,168
6.50%, 02/15/37	450,000	368,409
6.25%, 03/15/38	150,000	118,240
Conoco Funding Co.
7.25%, 10/15/31	315,000	339,882
Hydro Quebec
6.30%, 05/11/11	305,000	324,053
OPTI Canada, Inc.
8.25%, 12/15/14	125,000	68,125
Rogers Cable, Inc.
6.75%, 03/15/15	10,000	9,750
Rogers Communications, Inc.
6.80%, 08/15/18	300,000	303,660
Rogers Wireless, Inc.
6.38%, 03/01/14Δ	340,000	323,550
Sun Media Corporation
7.63%, 02/15/13	90,000	72,900

		3,094,487

See Notes to Financial Statements.

	Par	Value
Cayman Islands — 0.6%
MUFG Capital Finance 1, Ltd.
6.35%, 07/25/25†	$450,000	$342,000
Petrobras International Finance Co.
6.13%, 10/06/16	870,000	852,600
Petroleum Export, Ltd.
4.62%, 06/15/10 144A@	300,000	295,347
4.63%, 06/15/10 144A@	400,000	393,831
Resona Preferred Global Securities Cayman, Ltd.
7.19%, 07/30/49 144A†Δ	690,000	328,826
Shinsei Finance Cayman, Ltd.
6.42%, 07/20/49 144A†	1,130,000	236,523
Systems 2001 Asset Trust LLC
6.66%, 09/15/13 144A	663,120	634,470
Transocean, Inc.
7.50%, 04/15/31	325,000	306,404
6.80%, 03/15/38Δ	450,000	402,560
Vale Overseas, Ltd.
8.25%, 01/17/34Δ	40,000	42,708
6.88%, 11/21/36	1,491,000	1,357,108
Willow Re, Ltd.
8.55%, 06/16/10 144A†	300,000	187,416

		5,379,793

Chile — 0.0%
Codelco, Inc.
4.75%, 10/15/14 144A	210,000	197,719

France — 0.2%
AXA SA
6.46%, 12/14/18 144A†	150,000	65,615
Compagnie Generale de Geophysique - Veritas
7.50%, 05/15/15	200,000	125,000
7.75%, 05/15/17	155,000	90,675
French Government Bond
5.75%, 10/25/32(E)	500,000	886,045
Legrand SA
8.50%, 02/15/25	250,000	219,129

		1,386,464

Germany — 1.2%
Deutsche Bank AG
6.00%, 09/01/17	3,100,000	3,294,832
Deutsche Bundesrepublik
3.75%, 01/04/15(E)	1,450,000	2,148,931
6.25%, 01/04/30(E)	500,000	930,699
4.25%, 07/04/39(E)	2,800,000	4,424,315

		10,798,777

Iceland — 0.0%
Glitnir Banki HF
6.33%, 07/28/11 144A#	600,000	31,500
6.38%, 09/25/12 144A#	580,000	30,450
6.69%, 06/15/16 144A#	1,000,000	5,150
7.45%, 09/14/16 144A#	100,000	515
Kaupthing Bank HF
5.75%, 10/04/11 144A#	250,000	16,250
7.63%, 02/28/15 144A#@	2,490,000	149,400
7.13%, 05/19/16 144A#Δ	350,000	4,375
Landsbanki Islands HF
6.10%, 08/25/11 144A#	1,500,000	33,750

		271,390

India — 0.1%
ICICI Bank, Ltd.
6.38%, 04/30/22 144A†	618,000	325,385
6.38%, 04/30/22†	430,000	227,055

		552,440

Ireland — 0.1%
DEPFA ACS Bank
5.13%, 03/16/37 144A	800,000	581,118
Vimpel Communications
8.38%, 04/30/13 144AΔ	850,000	548,250
VIP Finance Ireland Ltd. for OJSC Vimpel Communications
9.13%, 04/30/18	320,000	173,466

		1,302,834

Italy — 0.1%
Telecom Italia Capital SA
6.20%, 07/18/11	150,000	133,200
5.25%, 11/15/13	165,000	125,939
4.95%, 09/30/14	260,000	198,158
5.25%, 10/01/15	130,000	99,094

		556,391

Japan — 0.1%
Aiful Corporation
5.00%, 08/10/10 144A	600,000	329,982
Resona Bank, Ltd.
4.13%, 06/27/38 144A(E)†@	500,000	405,546
5.85%, 07/15/49 144A†@	475,000	269,611

		1,005,139

Jersey — 0.1%
HSBC Capital Funding LP
4.61%, 12/29/49 144A†	960,000	522,613
Swiss Re Capital I LP
6.85%, 05/29/49 144A†	650,000	206,939

		729,552

Luxembourg — 0.9%
ArcelorMittal
6.13%, 06/01/18	800,000	548,682
Enel Finance International SA
5.70%, 01/15/13 144A@	700,000	644,998
Evraz Group SA
8.88%, 04/24/13 144A	680,000	350,200
FMC Finance III SA
6.88%, 07/15/17Δ	250,000	235,000
Gaz Capital for Gazprom
6.21%, 11/22/16 144A	840,000	558,600
6.51%, 03/07/22 144A	640,000	382,400
Hellas Telecommunications SA
8.82%, 10/15/12(E)†	375,000	288,652
RSHB Capital SA for OJSC Russian Agricultural Bank
6.30%, 05/15/17 144A	1,240,000	713,000
TNK-BP Finance SA
7.50%, 07/18/16 144A	780,000	409,500
6.63%, 03/20/17 144A	260,000	126,100
7.88%, 03/13/18 144A	340,000	171,700
Tyco Electronics Group SA
6.00%, 10/01/12Δ	250,000	225,708

See Notes to Financial Statements.

Medium-Duration Bond Fund

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Tyco International Group SA
6.00%, 11/15/13	$2,920,000	$2,742,698

		7,397,238

Marshall Islands — 0.0%
Teekay Shipping Corporation
8.88%, 07/15/11Δ	176,000	149,600

Mexico — 0.3%
America Movil Sab de CV
5.63%, 11/15/17	460,000	411,253
Kansas City Southern de Mexico SA de CV
9.38%, 05/01/12	120,000	110,400
United Mexican States
6.75%, 09/27/34	2,001,000	2,121,060

		2,642,713

Netherlands — 0.5%
Deutsche Telekom International Finance BV
5.75%, 03/23/16Δ	510,000	488,898
8.75%, 06/15/30	600,000	741,874
HSBK Europe BV
9.25%, 10/16/13 144A	710,000	521,850
Intergas Finance BV
6.38%, 05/14/17 144A	980,000	573,300
Koninklijke KPN NV
8.00%, 10/01/10	780,000	787,493
NXP BV
7.88%, 10/15/14Δ	30,000	11,850
9.50%, 10/15/15Δ	55,000	10,587
TuranAlem Finance BV
8.25%, 01/22/37 144A	1,440,000	626,400
8.25%, 01/22/37Δ	650,000	281,125

		4,043,377

South Korea — 0.0%
Export-Import Bank of Korea
5.25%, 02/10/14 144A	235,000	203,951

Spain — 0.1%
Telefonica Emisiones SAU
6.42%, 06/20/16	900,000	899,752

Switzerland — 1.3%
Credit Suisse Group
5.00%, 05/15/13	6,500,000	6,261,821
UBS AG
2.50%, 06/19/10†	4,000,000	3,999,580
5.88%, 12/20/17Δ	1,400,000	1,288,277

		11,549,678

United Kingdom — 0.2%
HSBC Holdings PLC
6.80%, 06/01/38	425,000	450,585
Inmarsat Finance PLC
14.10%, 11/15/12 STEPΩ	375,000	334,219
Royal Bank of Scotland Group PLC
9.12%, 03/31/10	550,000	469,680
7.64%, 03/31/45†	300,000	119,619
6.99%, 10/29/45 144A†Δ	770,000	360,457

		1,734,560

Total Foreign Bonds (Cost $74,922,822)		58,236,973

LOAN AGREEMENTS — 0.8%
Chrysler Finance Co. Bridge Loan
6.82%, 08/03/14@	8,591,114	4,412,147
Ford Motor Co. Tranche B
5.00%, 11/29/13†@	53,364	21,446
Georgia Pacific Corporation
2.76%, 12/20/12@	127,901	104,814
3.69%, 12/20/12†@	3,238,095	2,653,619

Total Loan Agreements (Cost $11,654,655)		7,192,026

MORTGAGE-BACKED SECURITIES — 80.1%
ABN AMRO Mortgage Corporation
1.53%, 06/25/33 IOΩ@	461,597	43,516
American Home Mortgage Assets
3.18%, 11/25/46†	1,698,584	596,527
2.96%, 02/25/47†	2,552,421	857,922
Bank of America Commercial Mortgage, Inc.
5.12%, 10/10/45†	3,000,000	2,445,026
Bank of America Funding Corporation
0.59%, 07/20/36†	2,072,906	1,799,984
Bank of America Mortgage Securities, Inc.
4.52%, 07/25/34†	560,882	452,937
Bear Stearns Adjustable Rate Mortgage Trust
5.60%, 02/25/33†	270,644	217,745
4.71%, 04/25/34†	353,891	246,025
5.30%, 05/25/34†	1,296,071	933,552
4.13%, 03/25/35†	2,232,193	1,889,369
5.08%, 06/25/35†	1,021,809	502,447
Bear Stearns Alt-A Trust
1.11%, 02/25/34†	135,052	71,920
5.37%, 05/25/35†	710,809	490,975
5.50%, 09/25/35†	1,043,985	485,547
Bear Stearns Structured Products, Inc.
5.66%, 09/25/37†	1,789,428	1,123,543
1.07%, 09/27/37 144A†	4,608,211	4,481,393
Chase Mortgage Finance Corporation
4.17%, 02/01/37†	560,210	432,392
4.88%, 02/01/37†	1,141,374	885,016
Citigroup Commercial Mortgage Trust
1.27%, 11/15/36 144A†@	8,422	7,297
Citigroup Mortgage Loan Trust, Inc.
4.90%, 12/25/35†	2,502,824	1,805,458

See Notes to Financial Statements.

	Par	Value
Commerical Mortgage Asset Trust
7.55%, 01/17/10†	$237,998	$237,981
Countrywide Alternative Loan Trust
5.50%, 10/25/33	189,670	156,478
0.82%, 09/25/35†	2,396,072	1,080,540
3.76%, 09/25/35†	337,475	163,313
0.80%, 10/25/35†	1,537,644	710,147
0.80%, 11/20/35†	2,792,962	1,396,147
0.81%, 11/20/35†	782,164	362,986
0.83%, 11/20/35†	1,816,768	844,097
0.74%, 12/25/35†	851,826	400,402
0.77%, 12/25/35†	1,617,170	714,424
0.74%, 02/25/36†	1,745,307	793,054
6.00%, 08/25/37	1,651,693	999,923
3.64%, 04/25/43†	2,867,942	1,086,584
0.66%, 09/25/46†	1,752,541	682,876
Countrywide Home Loan Mortgage Pass-Through Trust
5.16%, 02/19/34†	1,988,540	1,417,631
4.54%, 11/20/34†	355,427	188,378
4.90%, 08/20/35†	1,481,706	737,046
0.71%, 03/25/36†	598,781	255,982
Credit Suisse Mortgage Capital Certificates
5.66%, 03/15/39 STRIP†	800,000	651,284
5.38%, 02/15/40	4,180,000	2,508,516
CS First Boston Mortgage Securities Corporation
4.18%, 04/25/33 IOΩ@	13,059	374
4.60%, 05/25/33 IOΩ@	3,543	28
6.99%, 06/25/33 IOΩ@	15,073	289
0.00%, 07/25/33 IOΩ†@	256,786	—
2.49%, 07/25/33 IOΩ@	661,360	69,157
6.18%, 08/25/33 IOΩ†@	314,858	—
6.53%, 06/15/34	1,500,000	1,465,671
Federal Home Loan Mortgage Corporation
7.00%, 11/01/14	36,633	38,373
7.00%, 04/01/15	46,289	48,488
7.00%, 12/01/15	33,397	34,820
8.50%, 06/01/16	13,490	14,393
4.50%, 05/01/18	161,862	166,804
4.50%, 06/01/18	36,623	37,681
8.50%, 06/01/18	7,134	7,611
4.50%, 09/01/18	146,365	150,592
4.50%, 10/01/18	113,157	116,534
4.50%, 11/01/18	116,384	119,927
4.50%, 12/01/18	358,860	369,225
5.00%, 12/01/18	664,808	686,466
4.50%, 01/01/19	42,470	43,696
4.50%, 03/01/19	85,332	87,833
4.50%, 06/01/19	1,556,977	1,601,949
5.00%, 06/01/20	556,622	573,569
5.00%, 07/01/20	577,901	594,774
7.08%, 04/15/22 POΩ@	29,431	24,901
8.00%, 08/01/24	5,244	5,555
7.50%, 11/01/29	17,138	18,073
6.50%, 12/01/29	375,326	393,506
7.50%, 12/01/29	27,649	29,158
7.50%, 02/01/31	33,573	35,619
5.13%, 07/01/31†	54,670	53,936
5.11%, 08/01/31†	3,847	3,802
7.50%, 11/01/31	10,414	11,041
5.35%, 04/01/32†	8,672	8,683
4.29%, 03/01/34†	12,147	12,001
5.00%, 12/01/34	132,798	135,937
5.50%, 05/01/35	2,298,712	2,355,919
3.61%, 08/15/35Ω†@	133,159	126,457
5.00%, 11/01/35	1,831,442	1,874,158
5.50%, 11/01/35	708,212	725,837
5.00%, 12/01/35	443,364	453,705
6.00%, 02/01/36	1,711,348	1,764,901
5.00%, 03/01/36	1,371,356	1,403,341
5.00%, 04/01/36	1,163,613	1,190,753
5.00%, 06/01/36	1,967,117	2,013,190
6.06%, 01/01/37†	2,261,956	2,323,898
5.68%, 04/01/37†	3,811,961	3,876,654
3.40%, 04/15/37Ω†@	70,422	71,602
1.70%, 06/15/37†	2,527,468	2,407,452
3.59%, 06/15/37Ω†@	174,324	165,889
5.50%, 07/01/37	638,750	654,511
5.63%, 09/01/37†	4,499,628	4,595,447
5.50%, 02/12/38 TBA	29,000,000	29,589,048
5.50%, 04/01/38	294,767	302,040
5.50%, 06/01/38	1,902,269	1,949,015
5.00%, 08/01/38	395,570	404,796
6.50%, 09/01/38	968,860	1,008,523
5.00%, 01/01/39 TBA	200,000	204,375
5.50%, 01/01/39 TBA	39,000,000	39,914,082
5.00%, 01/13/39 TBA	5,000,000	5,109,375
Federal Housing Administration
7.43%, 10/01/18	189,886	184,257
Federal National Mortgage Association
4.00%, 06/01/13	61,046	61,894
4.00%, 07/01/13	83,100	84,561
4.00%, 08/01/13	116,423	118,055
4.00%, 09/01/13	222,701	225,866
4.00%, 10/01/13	467,742	474,390
8.00%, 06/01/15	31,002	32,746
8.00%, 06/15/15	11,616	12,269
8.00%, 07/01/15	24,043	25,396
8.00%, 09/01/15	47,589	49,529
5.00%, 12/25/15	55,709	55,826
7.50%, 04/01/16	15,546	16,323
6.00%, 05/01/16	149,216	155,463
6.00%, 07/01/16	15,555	16,206
6.00%, 01/17/17 TBA	1,000,000	1,036,875
5.00%, 11/01/17	180,969	187,384
5.00%, 12/01/17	948,378	981,235
5.00%, 01/01/18	2,372,949	2,455,542
5.00%, 02/01/18	484,036	500,533
5.50%, 02/01/18	163,543	168,704
5.00%, 04/01/18	792,889	818,516
5.00%, 05/01/18	1,103,340	1,139,622
4.50%, 06/01/18	3,978,274	4,104,199
5.00%, 06/01/18	128,267	132,413
4.00%, 09/01/18	3,469,301	3,559,750
4.50%, 09/01/18	111,113	114,288
4.50%, 10/01/18	226,841	233,322
4.50%, 11/01/18	49,719	51,139
5.00%, 11/01/18	225,397	233,387
4.50%, 12/01/18	3,078,307	3,166,259
4.50%, 01/01/19	60,858	62,596
5.00%, 02/01/19	157,397	162,189
See Notes to Financial Statements.

Medium-Duration Bond Fund

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
4.50%, 03/01/19	$83,825	$86,220
5.00%, 03/01/19	1,148,840	1,183,818
5.00%, 04/01/19	1,553,796	1,602,385
4.00%, 05/01/19	3,764,995	3,826,680
4.50%, 05/01/19	328,890	337,465
4.50%, 06/01/19	163,612	167,878
4.50%, 07/01/19	52,983	54,364
4.50%, 08/01/19	161,657	165,871
5.00%, 08/01/19	567,525	584,804
6.00%, 09/01/19	776,282	808,782
5.00%, 10/01/19	244,026	251,456
5.00%, 11/01/19	1,029,899	1,061,256
4.50%, 04/01/20	519,290	534,127
4.50%, 08/01/20	323,370	331,397
4.50%, 09/01/20	255,783	262,132
6.00%, 12/01/20	1,461,855	1,523,058
4.50%, 03/01/21	344,502	352,676
4.50%, 08/01/21	31,482	32,229
10.02%, 08/25/21 IOΩ@	205	4,145
9.10%, 10/25/21 IOΩ@	377	8,364
25.52%, 01/25/22†	53,524	56,364
4.50%, 04/01/22	290,719	297,601
9.50%, 05/01/22	5,259	5,783
4.50%, 06/01/22	1,357,294	1,389,423
3.95%, 07/01/22†	26,983	27,173
6.00%, 01/01/23	145,066	150,097
4.50%, 04/01/23	4,146,850	4,244,597
4.50%, 06/01/23	3,802,413	3,892,042
5.00%, 07/01/23	974,043	1,001,264
4.50%, 12/01/23	1,000,000	1,023,060
5.00%, 12/01/23	1,000,000	1,027,947
5.00%, 01/01/24 TBA	7,500,000	7,696,875
5.50%, 01/01/24 TBA	4,600,000	4,736,565
4.50%, 01/20/24 TBA	5,000,000	5,109,375
9.50%, 07/01/24	9,141	10,017
4.02%, 07/01/27†	27,536	27,369
5.27%, 08/01/27†	82,987	82,009
4.02%, 11/01/27†	74,052	73,604
7.39%, 02/01/30†	171,825	174,548
1.07%, 05/25/30†	1,857,147	1,805,124
5.34%, 06/01/30†	31,299	31,331
8.00%, 10/01/30	57,951	61,552
1.33%, 10/18/30†	60,040	58,220
5.11%, 12/01/30†	7,974	7,927
4.02%, 01/01/31†	9,054	9,021
5.07%, 05/01/31†	18,683	18,247
7.50%, 05/01/31	15,838	16,768
5.00%, 06/01/31†	7,439	7,341
6.00%, 01/01/32	101,699	105,113
6.50%, 01/01/32 TBA	5,000,000	5,192,190
6.00%, 03/01/32	288,067	297,831
6.50%, 03/01/32	284,092	299,062
6.00%, 04/01/32	653,136	674,901
4.02%, 06/01/32†	10,230	10,200
3.95%, 08/01/32†	38,629	38,516
5.59%, 02/01/33†	4,283	4,256
5.50%, 03/01/33	117,971	121,221
3.95%, 05/01/33†	89,634	89,403
5.50%, 05/01/33	189,867	195,096
5.50%, 06/01/33	28,414	29,196
5.50%, 07/01/33	365,645	375,716
6.01%, 07/25/33 IOΩ†@	379,666	8,760
5.50%, 01/01/34 TBA	3,000,000	3,075,000
0.01%, 04/25/34 IOΩ†@	564,744	55
5.50%, 06/01/34	164,642	169,177
6.02%, 06/25/34 IOΩ†@	816,518	23,994
5.00%, 08/01/34	317,548	324,855
6.00%, 10/01/34	111,840	115,410
4.50%, 12/01/34	366,597	372,451
4.57%, 12/01/34†	676,987	681,170
6.00%, 01/01/35	2,437,920	2,515,733
4.50%, 02/01/35	400,952	407,354
4.50%, 03/01/35	1,262,602	1,281,972
5.00%, 03/01/35	272,067	278,327
4.50%, 04/01/35	885,724	899,312
6.00%, 04/01/35	2,061,087	2,128,482
4.50%, 05/01/35	717,706	728,716
6.00%, 05/01/35	3,091,105	3,186,384
2.85%, 05/25/35Ω†@	80,752	79,557
5.00%, 06/01/35	2,955,600	3,023,612
4.50%, 07/01/35	439,788	446,535
6.00%, 07/01/35	1,081,992	1,115,343
5.00%, 08/01/35	220,573	225,511
4.50%, 09/01/35	114,736	116,496
5.00%, 09/01/35	8,332,438	8,537,199
5.50%, 09/01/35	682,408	700,350
4.50%, 10/01/35	294,956	299,481
6.00%, 10/01/35	264,878	273,042
4.02%, 11/01/35†	33,148	33,084
4.27%, 11/01/35†	457,128	461,245
4.42%, 11/01/35†	514,826	519,426
4.42%, 11/01/35†	464,097	468,255
4.43%, 11/01/35†	468,436	472,633
4.43%, 11/01/35†	468,822	473,022
6.00%, 11/01/35	2,219,764	2,290,060
5.00%, 12/01/35	6,272,394	6,416,730
6.00%, 03/01/36	51,194	52,764
5.50%, 04/01/36	699,136	702,727
6.00%, 04/01/36	58,176	59,960
6.50%, 04/01/36	852,346	886,306
4.42%, 05/01/36†	429,875	429,221
6.00%, 08/01/36	49,314	50,826
6.50%, 08/01/36	663,602	690,043
5.00%, 09/01/36	860,538	879,802
6.00%, 09/01/36	1,272,067	1,311,078
6.50%, 09/01/36	1,839,668	1,912,967
3.68%, 09/25/36Ω†@	75,642	74,670
6.00%, 10/01/36	140,876	145,196
6.50%, 10/01/36	2,234,231	2,323,251
5.00%, 11/01/36	894,759	914,650
5.50%, 11/01/36	2,029,109	2,082,460
6.00%, 11/01/36	263,018	271,085
6.50%, 11/01/36	329,244	342,414
6.00%, 12/01/36	502,320	517,725
6.00%, 01/01/37	225,611	232,530
5.00%, 02/01/37	24,293	24,832
5.51%, 02/01/37†	4,053,725	4,258,689
5.00%, 03/01/37	744,427	760,934
5.50%, 03/01/37	90,780	93,167
6.50%, 03/01/37	1,764,246	1,834,495
6.00%, 04/01/37	431,466	444,674
6.50%, 04/01/37	778,607	809,586
5.50%, 05/01/37	556,916	571,528
6.00%, 05/01/37	1,180,230	1,216,376
6.50%, 05/01/37	796,605	828,300
6.00%, 06/01/37	671,908	692,476
6.50%, 06/01/37	463,007	481,429
5.00%, 07/01/37	24,674	25,221

See Notes to Financial Statements.

	Par	Value
6.00%, 07/01/37	$9,138,745	$9,418,495
6.00%, 08/01/37	711,217	725,693
6.50%, 08/01/37	1,845,504	1,918,932
6.00%, 09/01/37	368,446	375,203
6.50%, 09/01/37	1,423,457	1,480,100
6.50%, 10/01/37	1,667,120	1,733,495
6.50%, 11/01/37	93,064	96,767
7.50%, 11/01/37	2,283,615	2,397,010
4.02%, 12/01/37†	151,381	151,102
6.00%, 12/01/37	834,426	859,969
6.50%, 12/01/37	770,596	801,256
7.50%, 12/01/37	809,684	849,890
4.02%, 01/01/38†	65,512	65,392
5.50%, 01/01/38	131,326	134,772
6.00%, 01/01/38	553,509	570,453
5.00%, 02/01/38	5,917,310	6,047,928
5.50%, 02/01/38	201,152	206,431
6.00%, 02/01/38	605,439	623,972
6.50%, 02/01/38	51,872	53,931
5.00%, 02/12/38 TBA	22,000,000	22,391,865
4.50%, 03/01/38	61,089	62,007
5.00%, 03/01/38	1,528,747	1,562,493
5.50%, 03/01/38	216,994	222,672
6.00%, 03/01/38	68,840	70,951
6.50%, 03/01/38	45,386	47,187
4.50%, 04/01/38	1,731,196	1,757,213
5.00%, 04/01/38	2,379,103	2,431,619
5.50%, 04/01/38	417,883	428,812
5.00%, 05/01/38	440,688	450,459
5.50%, 05/01/38	183,984	188,793
6.00%, 05/01/38	143,386	147,761
5.00%, 06/01/38	7,018,309	7,173,230
5.50%, 06/01/38	1,203,434	1,234,888
6.00%, 06/01/38	131,331	133,290
6.50%, 06/01/38	1,903,740	1,979,302
5.50%, 07/01/38	828,599	850,256
5.50%, 08/01/38	446,137	457,798
6.00%, 08/01/38	2,691,744	2,773,873
5.00%, 09/01/38	1,859,444	1,900,489
5.50%, 09/01/38	606,291	622,137
6.00%, 09/01/38	4,098,041	4,223,078
6.50%, 09/01/38	932,191	969,188
5.50%, 10/01/38	150,623	154,691
6.00%, 10/01/38	896,502	923,856
5.50%, 11/01/38	101,832	104,493
6.00%, 11/01/38	1,640,905	1,690,971
6.00%, 12/01/38	115,922	117,909
6.00%, 01/01/39 TBA	500,000	514,688
5.00%, 01/13/39 TBA	37,000,000	37,774,706
5.50%, 01/13/39 TBA	50,100,000	51,352,500
6.50%, 01/13/39 TBA	14,200,000	14,745,820
5.00%, 01/14/39 TBA	44,450,000	45,380,694
4.50%, 02/12/39 TBA	2,000,000	2,018,124
3.88%, 06/01/40†	120,474	119,289
3.88%, 10/01/40†	363,849	360,284
4.02%, 11/01/40†	52,334	52,239
FFCA Secured Lending Corporation
58.17%, 07/18/20 IO 144AΩ†@	1,259,079	21,530
FHLMC Structured Pass-Through Securities
3.88%, 07/25/44†	2,456,304	2,215,350
First Horizon Alternative Mortgage Securities
4.74%, 06/25/34†	863,514	477,216
First Horizon Asset Securities, Inc.
4.75%, 12/25/34†	152,272	110,830
First Union National Bank Commercial Mortgage Trust
7.20%, 10/01/32	1,436,422	1,443,115
General Electric Capital Commercial Mortgage Corporation
5.33%, 11/10/45 STRIP†	1,230,000	1,018,965
GMAC Commercial Mortgage Securities, Inc.
6.28%, 11/15/39	2,000,000	1,927,526
GMAC Mortgage Corporation Loan Trust
4.45%, 06/25/34†	648,687	453,095
Government National Mortgage Association
7.00%, 10/15/25	64,622	68,481
7.00%, 01/15/26	20,840	22,078
7.00%, 07/15/27	170,231	180,378
7.00%, 12/15/27	1,542	1,634
7.00%, 01/15/28	31,910	33,786
7.00%, 03/15/28	204,824	217,029
7.00%, 07/15/28	23,866	25,269
7.50%, 07/15/28	15,191	16,098
6.50%, 08/15/28	21,567	22,668
7.00%, 08/15/28	37,618	39,829
7.50%, 08/15/28	15,678	16,614
6.50%, 09/15/28	126,277	132,728
6.00%, 10/15/28	16,578	17,213
7.00%, 10/15/28	77,075	81,605
6.00%, 12/15/28	2,559	2,657
6.00%, 01/15/29	544	564
7.50%, 03/15/29	54,634	57,898
7.50%, 11/15/29	24,699	26,174
5.13%, 11/20/29†	87,727	86,284
8.50%, 08/15/30	4,969	5,370
8.50%, 11/20/30	27,479	29,586
6.00%, 04/15/31	4,461	4,623
6.50%, 08/15/31	182,313	189,917
7.50%, 08/15/31	63,000	66,922
6.50%, 10/15/31	350,646	366,253
6.00%, 11/15/31	923,429	954,442
6.50%, 11/15/31	376,299	391,995
6.00%, 12/15/31	239,795	247,849
6.00%, 01/15/32	358,738	371,458
6.00%, 02/15/32	527,216	544,929
6.50%, 02/15/32	518,814	544,004
32.71%, 02/16/32†	189,838	286,666
6.00%, 04/15/32	447,842	463,723
6.50%, 04/15/32	328,447	342,146
7.50%, 04/15/32	94,109	99,872
6.50%, 06/15/32	1,085,810	1,137,888
6.50%, 07/15/32	141,475	147,376
6.50%, 08/15/32	444,850	463,405
6.50%, 09/15/32	518,691	540,326
6.00%, 10/15/32	574,672	593,972
6.00%, 11/15/32	450,787	466,172
6.00%, 12/15/32	235,360	243,271
6.50%, 12/15/32	41,630	43,366

See Notes to Financial Statements.

Medium-Duration Bond Fund

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
6.00%, 01/15/33	$256,328	$264,936
6.00%, 02/15/33	182,356	188,480
6.50%, 03/15/33	82,479	85,920
5.00%, 04/15/33	243,940	251,168
6.50%, 04/15/33	1,292,383	1,346,289
5.00%, 05/15/33	2,013,708	2,069,303
6.00%, 05/15/33	1,271,574	1,314,280
5.00%, 06/15/33	264,623	272,464
6.00%, 06/15/33	169,624	175,320
5.00%, 07/15/33	628,039	646,650
5.00%, 08/15/33	1,219,094	1,253,612
5.00%, 09/15/33	885,339	909,913
5.00%, 10/15/33	486,480	500,271
6.00%, 10/15/33	854,094	882,779
6.50%, 10/15/33	263,960	274,970
5.00%, 11/15/33	59,913	61,532
6.00%, 12/15/33	924,013	955,046
5.00%, 01/15/34	394,324	405,762
5.00%, 03/15/34	498,139	512,588
5.00%, 04/15/34	195,268	200,933
5.00%, 05/15/34	117,150	120,548
5.00%, 06/15/34	750,164	771,924
6.00%, 06/15/34	97,355	100,670
5.00%, 08/15/34	499,437	513,925
5.00%, 11/15/34	1,130,110	1,162,891
5.00%, 12/15/34	1,004,721	1,033,865
5.00%, 01/15/35	722,051	742,544
6.00%, 02/15/36	14,694	15,192
6.00%, 06/15/36	830,374	858,511
6.00%, 07/15/36	102,378	105,847
6.00%, 08/15/36	965,735	998,576
5.00%, 01/01/39 TBA	6,900,000	7,072,500
5.50%, 01/21/39 TBA	20,400,000	21,005,635
6.50%, 01/21/39 TBA	28,000,000	29,111,264
Greenpoint Mortgage Funding Trust
0.65%, 01/25/37†	1,604,090	666,832
0.55%, 03/25/37†	3,761,311	1,899,032
GS Mortgage Securities Corporation II
4.68%, 07/10/39	1,300,000	1,151,014
GSMPS Mortgage Loan Trust
0.70%, 02/25/35 144A†	310,688	217,528
0.82%, 09/25/35 144A†	2,195,312	1,724,391
GSR Mortgage Loan Trust
4.54%, 09/25/35†	1,158,534	853,993
HarborView Mortgage Loan Trust
0.89%, 11/19/35 STEP	425,943	194,052
5.73%, 12/19/35†	695,383	365,715
0.82%, 01/19/36 STEP	255,511	118,356
0.83%, 01/19/36 STEP	1,176,923	542,970
5.98%, 08/19/36†	1,735,234	800,248
0.77%, 12/19/37†	1,497,352	595,041
Impac CMB Trust
1.19%, 10/25/34†	152,904	59,370
0.73%, 11/25/35 STEP	1,388,011	556,954
Impac Secured Assets CMN Owner Trust
0.72%, 05/25/35†	1,086,086	492,956
Indymac ARM Trust
4.45%, 09/28/31†	21,157	21,179
Indymac INDA Mortgage Loan Trust
6.18%, 11/01/37†	822,859	537,234
Indymac Index Mortgage Loan Trust
5.32%, 08/25/35†	464,334	284,124
5.10%, 09/25/35†	588,233	282,430
5.40%, 09/25/35†	632,508	337,494
0.69%, 04/25/46†	1,119,925	452,482
0.66%, 09/25/46†	1,851,817	748,030
JP Morgan Alternative Loan Trust
0.73%, 01/25/36†	893,379	401,588
JP Morgan Chase Commercial Mortgage Securities Corporation
4.90%, 09/12/37	3,400,000	2,687,445
4.92%, 10/15/42†	200,000	157,722
JP Morgan Mortgage Trust
5.02%, 02/25/35†	1,280,748	960,893
4.07%, 07/25/35†	772,346	574,730
4.20%, 07/25/35†	827,441	614,581
4.77%, 07/25/35†	736,263	538,981
5.06%, 07/25/35†	594,360	512,431
LB-UBS Commercial Mortgage Trust
4.66%, 07/15/30	1,000,000	804,532
4.74%, 07/15/30	830,000	670,791
27.56%, 06/15/36 IO 144AΩ†@	4,244,019	71,234
4.95%, 09/15/40	900,000	734,672
Liberty Street Funding LLC
5.50%, 09/01/37	151,121	155,086
Luminent Mortgage Trust
0.66%, 07/25/36†	638,061	246,913
0.64%, 12/25/36†	4,081,286	1,789,975
0.67%, 02/25/46†	1,127,491	457,952
MASTR Adjustable Rate Mortgages Trust
5.19%, 05/25/34†	342,179	212,694
5.65%, 11/25/35 144A†	1,376,130	738,906
0.67%, 05/25/47†	3,998,885	1,541,806
MASTR Reperforming Loan Trust
7.00%, 08/25/34 144A	879,434	923,800
Merrill Lynch-Countrywide Financial Corporation Commercial Mortgage Trust
5.49%, 03/01/45†	960,000	660,943
MLCC Mortgage Investors, Inc.
3.83%, 09/25/27 STEP	482,894	320,368
Prime Mortgage Trust
5.50%, 05/25/35 144A	7,179,633	4,878,747
6.00%, 05/25/35 144A	923,155	719,664
6.00%, 11/25/36 144A	3,804,369	2,459,317
RBSGC Mortgage Pass Through Certificates
0.92%, 01/25/37†	1,423,337	720,410
Residential Accredit Loans, Inc.
3.26%, 01/25/46†	1,088,550	468,613
Residential Funding Mortgage Securities I
5.18%, 09/25/35†	728,300	447,192
5.20%, 09/25/35†	642,097	395,202
Sequoia Mortgage Trust
3.41%, 07/20/33†	261,052	174,826
3.75%, 10/20/34 STEP	253,929	172,076

See Notes to Financial Statements.

	Par	Value
Structured Adjustable Rate Mortgage Loan Trust
4.38%, 05/25/34†	$459,311	$293,621
5.25%, 09/25/34†	213,465	101,579
5.45%, 11/25/34†	865,128	489,430
0.81%, 08/25/35†	731,063	299,851
Structured Asset Mortgage Investments, Inc.
0.83%, 07/19/35†	227,328	98,390
0.78%, 12/25/35†	1,031,636	485,926
0.70%, 02/25/36†	1,091,703	422,398
3.98%, 11/25/37†	2,576,781	1,087,174
Structured Asset Securities Corporation
4.95%, 09/25/33†	980,065	664,293
Thornburg Mortgage Securities Trust
0.58%, 06/25/09†	3,231,929	3,161,856
0.64%, 01/25/36†	4,086,031	4,070,446
6.20%, 09/25/37†	1,456,219	1,117,234
6.21%, 09/25/37†	1,524,315	1,079,547
Wachovia Bank Commercial Mortgage Trust
5.21%, 10/15/44 STRIP†	3,000,000	2,449,588
WAMU Alternative Mortgage Pass-Through Certificates
3.10%, 11/25/46†	2,482,848	905,654
Washington Mutual Mortgage Pass-Through Certificates
1.01%, 12/25/27†	2,394,139	1,982,581
5.83%, 02/25/33†	25,705	22,056
4.24%, 06/25/34†	572,588	404,889
5.61%, 12/25/36†	787,816	390,074
5.71%, 02/25/37†	1,371,135	747,925
5.86%, 02/25/37†	892,718	626,438
3.66%, 06/25/42†	41,568	30,350
0.76%, 07/25/45†	1,500,657	696,434
0.79%, 07/25/45†	983,097	403,012
0.79%, 08/25/45†	3,271,250	1,768,886
0.76%, 10/25/45†	2,981,007	1,628,155
0.73%, 11/25/45†	1,278,099	627,029
0.74%, 12/25/45†	824,283	376,396
0.76%, 12/25/45†	1,749,059	806,929
3.02%, 04/25/47†	1,772,054	780,342
Wells Fargo Alternative Loan Trust
6.60%, 11/01/37†	2,501,528	1,136,413
Wells Fargo Mortgage-Backed Securities Trust
3.74%, 09/25/34†	2,440,000	2,392,795
5.03%, 04/25/35†	2,064,575	1,515,835
5.00%, 10/25/35†	836,135	633,819
Zuni Mortgage Loan Trust
0.60%, 07/25/36†	1,622,364	1,537,906

Total Mortgage-Backed Securities (Cost $743,059,894)		692,645,150

MUNICIPAL BONDS — 0.6%
Illinois Finance Authority
5.75%, 07/01/33	1,800,000	1,834,236
South Carolina Transportation Infrastructure Bank, Series A Revenue Bond (AMBAC Insured)
5.00%, 10/01/23	2,700,000	2,567,403
Virginia State Housing Development Authority, Commonwealth Mortgage, Series H Revenue Bond (MBIA Insured) 5.38%, 07/01/36	1,000,000	919,520

Total Municipal Bonds (Cost $5,379,114)		5,321,159

	Number of Contracts
PURCHASED OPTIONS — 1.7%
Call Options — 0.0%
3-Month Euro-BOBL Futures, Strike Price $135.00, expires 03/20/09	10	70
3-Month Euro-Bund Futures, Strike Price $145.00, expires 03/20/09	56	778
3-Month Euro-Schatz Futures, Strike Price $120.00, expires 03/20/09	193	1,341

		2,189

Put Options — 0.0%
10-Year U.S. Treasury Note Futures, Strike Price $80.00, Expires 03/20/09	99	1,547
10-Year U.S. Treasury Note Futures, Strike Price $87.00, Expires 03/27/09	190	—
5-Year U.S. Treasury Note Futures, Strike Price $85.00, Expires 03/20/09	229	1,789

		3,336

	Notional Amount
Call Options — 0.0%
Euro vs. Japanese Yen, Strike Price $148.40, Expires
PUR06/03/10	$1,000,000	36,706
Euro vs. U.S. Dollar, Strike
Price $1.38, Expires 05/21/10	1,700,000	219,306

		256,012

Call Swaptions — 1.6%
3-Month LIBOR, Strike Price $3.15, Expires 02/02/09	51,000,000	1,597,608
3-Month LIBOR, Strike Price $3.50, Expires 02/02/09	23,800,000	909,108
3-Month LIBOR, Strike Price $4.25, Expires 07/06/09	66,400,000	3,265,574
3-Month LIBOR, Strike Price $7.00, Expires 03/18/09	66,000,000	8,240,535

		14,012,825

Put Options — 0.1%
30-Year Federal National Mortgage Association, Strike Price $35.00, Expires 01/13/09	5,500,000	—
30-Year Federal National Mortgage Association, Strike Price $43.00, Expires 01/06/09	87,000,000	—

See Notes to Financial Statements.

Medium-Duration Bond Fund

SCHEDULE OF INVESTMENTS (Continued)

	Notional Amount	Value
30-Year Federal National Mortgage Association, Strike Price $43.00, Expires 01/06/09	$2,000,000	$—
30-Year Federal National Mortgage Association, Strike Price $45.00, Expires 01/06/09	5,000,000	—
30-Year Federal National Mortgage Association, Strike Price $45.00, Expires 01/06/09	5,000,000	—
30-Year Federal National Mortgage Association, Strike Price $48.00, Expires 02/05/09	32,000,000	—
30-Year Federal National Mortgage Association, Strike Price $50.00, Expires 01/06/09	8,000,000	—
30-Year Federal National Mortgage Association, Strike Price $50.00, Expires 02/11/09	5,000,000	—
30-Year Federal National Mortgage Association, Strike Price $51.00, Expires 01/06/09	6,000,000	—
30-Year Federal National Mortgage Association, Strike Price $52.00, Expires 01/06/09	10,000,000	—
30-Year Federal National Mortgage Association, Strike Price $54.00, Expires 01/06/09	3,000,000	—
30-Year Federal National Mortgage Association, Strike Price $57.00, Expires 01/06/09	500,000	—
30-Year Federal National Mortgage Association, Strike Price $58.00, Expires 01/06/09	11,200,000	—
30-Year Federal National Mortgage Association, Strike Price $66.00, Expires 01/06/09	5,100,000	—
30-Year Federal National Mortgage Association, Strike Price $75.50, Expires 02/09/09	32,000,000	—
30-Year Federal National Mortgage Association, Strike Price $80.00, Expires 02/05/09	63,000,000	—
30-Year Government National Mortgage Association, Strike Price $50.00, Expires 01/14/09	9,800,000	—
30-Year Government National Mortgage Association, Strike Price $54.00, Expires 01/14/09	1,400,000	—
30-Year Government National Mortgage Association, Strike Price $55.00, Expires 01/14/09	21,000,000	—
30-Year Government National Mortgage Association, Strike Price $55.00, Expires 01/14/09	$20,000,000	$—
30-Year Government National Mortgage Association, Strike Price $57.00, Expires 01/14/09	100,000	—
30-Year Government National Mortgage Association, Strike Price $72.00, Expires 02/12/09	13,000,000	—
30-Year Government National Mortgage Association, Strike Price $74.25, Expires 02/12/09	19,000,000	—
30-Year Government National Mortgage Association, Strike Price $90.00, Expires 02/12/09	15,000,000	—
Euro vs. Japanese Yen, Strike Price $148.40, Expires 06/03/10	1,000,000	301,802
Euro vs. U.S. Dollar, Strike Price $1.38, Expires 05/21/10	1,700,000	199,465

		501,267

Total Purchased Options (Cost $6,915,159)		14,775,629

	Shares
PREFERRED STOCKS — 0.3%
CORTS Trust for Ford Motor Co.	9,100	48,230
Federal Home Loan Mortgage Corporation	55,675	21,713
Federal National Mortgage Association	42,050	34,809
General Motors Corporation CONV	40,650	139,836
Preferred Blocker (GMAC), Inc.+	290	87,000
Wachovia Corporation	2,400	1,800,000

Total Preferred Stocks (Cost $4,877,346)		2,131,588

MONEY MARKET FUNDS — 7.7%
GuideStone Money Market Fund (GS4 Class)¥	15,426,294	15,426,294
Northern Institutional Liquid Assets Portfolio§	51,066,761	51,066,761

Total Money Market Funds (Cost $66,493,055)		66,493,055

	Par
U.S. TREASURY OBLIGATIONS — 8.1%
U.S. Treasury Bills
0.28%, 01/02/09Δ	$280,000	280,000
0.75%, 01/15/09	790,000	789,997
0.24%, 01/29/09	280,000	280,000
0.03%, 03/26/09	5,010,000	5,009,549

		6,359,546

See Notes to Financial Statements.

	Par	Value
U.S. Treasury Bonds
8.13%, 08/15/19Δ	$1,900,000	$2,808,736
7.13%, 02/15/23Δ	700,000	1,015,766

		3,824,502

U.S. Treasury Inflationary Index Bonds
2.00%, 01/15/16Δ	500,000	522,826
2.50%, 07/15/16	5,780,000	6,153,508
2.38%, 01/15/25Δ	5,340,000	6,033,859
2.00%, 01/15/26Δ	1,660,000	1,707,329
2.38%, 01/15/27Δ	2,560,000	2,763,693
1.75%, 01/15/28Δ‡‡	3,700,000	3,536,287
3.63%, 04/15/28Δ	2,300,000	3,671,158
3.88%, 04/15/29Δ‡‡	4,468,000	7,274,117

		31,662,777

U.S. Treasury STRIPS
3.99%, 05/15/21Ω	17,700,000	11,730,162
4.03%, 05/15/21ΩΔ	800,000	529,274
4.06%, 08/15/21ΩΔ	700,000	457,161
4.06%, 11/15/21ΩΔ	8,800,000	5,712,591
4.09%, 11/15/21Ω	3,200,000	2,073,366
4.14%, 08/15/24ΩΔ	8,200,000	4,935,711
4.04%, 05/15/26ΩΔ	1,500,000	874,974
4.03%, 11/15/26ΩΔ	3,600,000	2,049,138

		28,362,377

Total U.S. Treasury Obligations (Cost $64,535,300)		70,209,202

TOTAL INVESTMENTS — 144.6% (Cost $1,361,638,637)		1,251,050,901

	Number of Contracts
WRITTEN OPTIONS — (1.5)%
Call Options — 0.0%
90-Day Eurodollar Futures, Strike Price $97.50, Expires 03/17/09	(1)	(3,625)
90-Day Eurodollar Futures, Strike Price $97.75, Expires 03/17/09	(1)	(3,013)

		(6,638)

Put Swaptions — 0.0%
3-Month LIBOR, Strike Price $2.75, Expires 05/22/09	(450)	(48,462)
3-Month LIBOR, Strike Price $2.75, Expires 05/22/09	(450)	(48,462)

		(96,924)

	Notional Amount
Call Swaptions — (1.5)%
3-Month LIBOR, Strike Price $4.25, Expires 02/02/09	$(13,800,000)	(1,668,403)
3-Month LIBOR, Strike Price $4.60, Expires 02/02/09	(8,000,000)	(1,148,181)
3-Month LIBOR, Strike Price $4.90, Expires 07/06/09	(22,100,000)	(3,438,962)
3-Month LIBOR, Strike Price $7.00, Expires 03/18/09	(20,300,000)	(6,736,467)

		(12,992,013)

Total Written Options (Premiums received $(5,614,864))		(13,095,575)

	Par	Value
SECURITIES SOLD SHORT — (1.2)%
Federal National Mortgage Association
5.00%, 01/01/24 TBA	$(1,000,000)	$(1,026,250)
4.50%, 01/20/24 TBA	(2,000,000)	(2,043,750)
5.00%, 01/11/37 TBA	(5,000,000)	(5,104,690)
Government National Mortgage Association
6.00%, 01/01/38 TBA	(1,700,000)	(1,753,655)

Total Securities Sold Short (Cost $(9,904,133))		(9,928,345)

Liabilities in Excess of Other Assets — (41.9)%		(362,660,243)

NET ASSETS — 100.0%		$865,366,738

See Notes to Financial Statements.

Medium-Duration Bond Fund

SCHEDULE OF INVESTMENTS (Continued)

Swap agreements outstanding at December 31, 2008:

Description	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)
Brazilian Real
Receive fixed rate payments on the three month BRL BRR CDI and pay fixed rate payments of 14.765%(j)	01/02/12	1,000,000	$20,236
Receive fixed rate payments on the three month BRL BRR CDI and pay fixed rate payments of 10.12%(k)	01/02/12	51,100,000	(1,400,857)
Receive fixed rate payments of 13.2258% and pay variable rate payments on the BZDIOVRA Index floating rate(d)	12/17/15	6,000,000	15,501
Receive fixed rate payments of 13.22% and pay variable rate payments on the BZDIOVRA Index floating rate(f)	12/17/23	2,000,000	5,134

			(1,359,986)

British Pounds
Receive fixed rate payments of 5.00% and pay variable rate payments on the six month LIBOR floating rate(d)	09/15/15	2,500,000	345,841
Receive fixed rate payments of 5.00% and pay variable rate payments on the six month LIBOR floating rate(f)	09/15/10	4,000,000	204,681
Receive fixed rate payments of 5.00% and pay variable rate payments on the six month LIBOR floating rate(b)	09/15/10	10,200,000	521,835
Receive fixed rate payments of 5.00% and pay variable rate payments on the six month LIBOR floating rate(m)	09/15/15	400,000	54,129
Pay fixed rate payments of 4.25% and receive variable rate payments on the on the six month LIBOR floating rate(k)	06/15/37	1,600,000	(219,671)
Pay fixed rate payments of 4.25% and receive variable rate payments on the on the six month LIBOR floating rate (f)	06/15/37	4,800,000	(659,013)
Receive fixed rate payments of 4.50% and pay variable rate payments on the six month LIBOR floating rate(k)	09/17/11	15,600,000	$898,418
Receive variable rate payments on the six month LIBOR floating rate and and pay fixed rate payments of 4.00%(b)	06/15/37	1,900,000	(211,407)

			934,813

Euro
Receive variable rate payments on the six month EURIBOR floating rate and and pay fixed rate payments of 5.00%(b)	09/17/38	1,400,000	(494,622)
Receive variable rate payments on the six month EURIBOR floating rate and and pay fixed rate payments of 5.00%(m)	09/17/38	1,400,000	(494,622)
Receive fixed rate payments of 4.50% and pay variable rate payments on the six month EURIBOR floating rate(f)	06/15/10	16,900,000	490,301
Receive fixed rate payments of 5.50% and pay variable rate payments on the six month EURIBOR floating rate(f)	09/15/10	13,700,000	823,767
Receive fixed rate payments of 2.15% and pay variable rate payments on the France CPI Ex Tobacco(n)	10/15/10	300,000	15,964
Receive fixed rate payments of 5.50% and pay variable rate payments on the six month EURIBOR floating rate(b)	12/17/10	1,300,000	91,026
Receive fixed rate payments of 5.50% and pay variable rate payments on the six month EURIBOR floating rate(k)	12/17/10	5,700,000	399,114
Receive fixed rate payments of 4.00% and pay variable rate payments on the six month EURIBOR floating rate(f)	06/15/13	6,000,000	217,306

See Notes to Financial Statements.

Description	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)
Receive fixed rate payments of 4.50% and pay variable rate payments on the six month EURIBOR floating rate(f)	03/18/14	8,500,000	$666,194

			1,714,428

Japanese Yen
Receive variable rate payments on the six month LIBOR rate and pay fixed rate payments of 1.50%(m)	06/17/18	90,000,000	(22,519)
Receive variable rate payments on the six month LIBOR rate and pay fixed rate payments of 1.50%(n)	06/17/18	200,000,000	(50,042)

			(72,561)

Mexican Pesos
Receive fixed rate payments of 8.95% and pay variable rate payments on the MXIBTIIE Index floating rate(h)	11/19/10	13,000,000	18,382
Receive fixed rate payments of 8.85% and pay variable rate payments on the MXIBTIIE Index floating rate(d)	11/23/10	22,300,000	2,128
Receive fixed rate payments of 8.42% and pay variable rate payments on the MXIBTIIE Index floating rate(h)	12/01/10	21,000,000	14,811
Receive fixed rate payments of 8.38% and pay variable rate payments on the MXIBTIIE Index floating rate(h)	12/03/10	18,000,000	12,692
Receive fixed rate payments of 8.21% and pay variable rate payments on the MXIBTIIE Index floating rate(d)	12/08/10	46,000,000	577
Receive fixed rate payments of 8.21% and pay variable rate payments on the MXIBTIIE Index floating rate(d)	12/09/10	39,000,000	483
Receive fixed rate payments of 8.17% and pay variable rate payments on the six month MX BRR TIIE Index(j)	11/04/16	93,000,000	(30,218)
Receive fixed rate payments of 8.91% and pay variable rate payments on the MXIBTIIE Index floating rate(f)	12/17/28	19,000,000	$1,716

			20,571

U.S. Dollars
Receive variable rate payments on CMM Index and pay fixed rate payments of 5.50%(j)	02/23/09	$5,800,000	(977,697)
Receive variable rate payments on the three month LIBOR rate and pay fixed rate payments of 4.00%(b)	06/17/11	200,000	(9,073)
Receive floating par in the event of default on DaimlerChrysler NA Holdings, 5.75% due 09/08/11 and pay fixed rate payments of 0.58%(b)	09/20/11	900,000	100,952
Receive floating par in the event of default on the Dow Jones CDX X07 Index and pay fixed rate payments of 1.65%(h)	12/20/11	3,885,716	644,947
Receive floating par in the event of default on the Dow Jones CDX HVOL7 Index and pay fixed rate payments of 0.75%(b)	12/20/11	1,700,000	196,605
Receive floating par in the event of default on International Lease Finance Corporation, 5.40% due 02/15/12 and pay fixed rate payments of 0.17%(b)	03/20/12	400,000	91,002
Receive floating par in the event of default on XL Capital PLC, 6.50% due 01/15/12, and pay fixed rate payments of 0.21%(b)	03/20/12	500,000	117,906
Receive floating par in the event of default on Target Corporation, 5.88% due 03/01/12 and pay fixed rate payments of 0.11%(k)	06/20/12	1,200,000	66,365

See Notes to Financial Statements.

Medium-Duration Bond Fund

SCHEDULE OF INVESTMENTS (Continued)

Description	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)
Receive floating par in the event of default on the Dow Jones CDX HY-8 and pay fixed rate payments of 1.60%(j)	06/20/12	1,200,000	224,457
Receive floating par in the event of default on The Dow Jones CDX HY-8 and pay fixed rate payments of 2.75%(j)	06/18/13	1,176,000	$198,746
Receive variable rate payments on the CDX IG50 Index and pay fixed rate payments of 1.55%(f)	06/20/13	10,000,000	231,003
Receive floating par in the event of default on CDX IG 50 and pay fixed rate payments of 1.55%(f)	06/20/13	15,000,000	346,504
Receive floating par in the event of default on CDX IG 50 and pay fixed rate payments of 1.55%(f)	06/20/13	15,000,000	346,722
Receive floating par in the event of default on the CDX HY-10 Index and pay fixed rate payments of 5.00%(b)	06/20/13	1,800,000	282,437
Receive floating par in the event of default on the CDX HY-10 Index and pay fixed rate payments of 5.00%(n)	06/20/13	1,800,000	282,437
Receive variable rate payments in the event of default on CDX IG10 5Y and pay fixed rate payments of 1.55%(p)	06/20/13	1,171,200	26,357
Receive floating par in the event of default on Sealed Air Corporation, 5.63% due 07/15/13 and pay fixed rate payments of 0.58%(k)	09/20/13	400,000	68,286
Receive fixed rate payments of 4.00% and pay variable rate payments on the three month LIBOR floating rate(j)	12/17/13	36,900,000	3,242,559
Receive fixed rate payments of 4.00% and pay variable rate payments on the three month LIBOR floating rate(k)	12/17/13	58,200,000	5,114,279
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 3.25%(h)	06/17/14	2,400,000	$(116,860)
Receive fixed rate payments of 4.00% and pay variable rate payments on the three month LIBOR floating rate(j)	06/17/14	1,800,000	145,459
Pay variable rate on the three month LIBOR rate and receive fixed rate payments of 4.00%(b)	06/17/14	700,000	56,568
Receive fixed rate payments of 4.00% and pay variable rate payments on the three month LIBOR floating rate(f)	06/17/14	4,100,000	331,324
Receive floating par in the event of default on American Electric Power and pay fixed rate payments of 6.26%(d)	06/20/15	2,300,000	21,702
Receive floating par in the event of default on CitiFinancial, 6.63% due 06/01/15 and pay fixed rate payments of 0.15%(b)	06/20/15	300,000	28,645
Receive fixed rate payments of 4.44424% and pay variable rate payments on the three month LIBOR floating rate(a)	11/18/15	14,300,000	1,171,899
Receive fixed rate payments of 3.81483% and pay variable rate payments on the three month LIBOR floating rate(a)	11/25/15	10,400,000	551,667
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 3.50%(h)	06/17/16	3,000,000	(213,918)

See Notes to Financial Statements.

Description	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 3.50%(f)	06/17/16	6,400,000	(456,258)
Receive variable rate payments on the three month LIBOR rate and pay fixed rate payments of 4.00%(d)	06/17/16	2,900,000	$(283,420)
Receive floating par in the event of default on Omnicon Group, Inc., 5.90% due 04/15/16 and pay fixed rate payments of 0.39%(k)	06/20/16	700,000	109,490
Receive floating par in the event of default on Bank of America, 5.62% due 10/14/16 and pay fixed rate payments of 0.17%(d)	12/20/16	1,700,000	114,095
Receive floating par in the event of default on Federal Republic of Brazil, 12.50% due 03/06/30 and pay fixed rate payments of 1.04% (SP) (f)	05/20/17	1,000,000	(143,832)
Receive floating par in the event of default on Autozone, 5.88% due 10/15/12 and pay fixed rate payments of 0.67%(m)	06/20/17	1,700,000	84,963
Receive floating par in the event of default on Autozone, 5.88% due 10/15/12 and pay fixed rate payments of 0.64%(m)	06/20/17	900,000	46,874
Receive floating par in the event of default on Autozone, 5.88% due 10/15/12 and pay fixed rate payments of 0.64%(m)	06/20/17	600,000	31,039
Receive floating par in the event of default on GMAC, LLC, 6.88% due 08/28/12 and pay fixed rate payments of 3.53% (SP)(f)	09/20/17	8,400,000	(1,969,735)
Receive floating par in the event of default on Dominion Resources, Inc. and pay fixed rate payments of 0.69%(d)	12/20/17	3,800,000	76,977
Receive floating par in the event of default on the Dow Jones CDX IG9 Index and pay fixed rate payments of 0.80%(m)	12/20/17	7,222,400	367,086
Receive floating par in the event of default on Citigroup and pay fixed rate payments of 1.01%(f)	06/20/18	8,700,000	$491,841
Receive variable rate payments in the event of default on CDX IG10 10y and pay fixed rate payments of 1.50%(f)	06/20/18	3,025,600	2,811
Receive floating par in the event of default on the CDX IG10 Index and pay fixed rate payments of 1.50%(k)	06/20/18	12,102,400	11,243
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 5.00%(k)	12/17/18	14,400,000	(3,099,124)
Receive fixed rate payments of 3.50% and pay variable rate payments on the three month LIBOR floating rate(a)	06/17/19	12,700,000	1,038,413
Receive fixed rate payments of 3.50% and pay variable rate payments on the three month LIBOR floating rate(f)	06/17/19	4,500,000	373,014
Receive fixed rate payments of 3.50% and pay variable rate payments on the three month LIBOR floating rate(h)	06/17/19	900,000	74,362
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 4.56863%(a)	11/18/20	8,700,000	(1,267,621)

See Notes to Financial Statements.

Medium-Duration Bond Fund

SCHEDULE OF INVESTMENTS (Continued)

Description	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 3.80667%(a)	11/25/20	6,300,000	(508,309)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 5.00%(j)	12/17/23	4,000,000	(1,087,406)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 5.00%(m)	12/17/23	18,400,000	$(5,002,066)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 5.00%(b)	12/17/23	3,800,000	(1,033,035)
Receive variable rate payments on the three month floating LIBOR rate and pay fixed rate payments of 3.50%(a)	06/17/24	4,000,000	(357,246)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 3.50%(f)	06/17/24	1,800,000	(159,541)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 3.50%(h)	06/17/24	400,000	(35,174)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 3.50%(f)	06/17/24	6,200,000	(549,531)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 3.50%(f)	06/17/24	3,200,000	(283,629)
Receive variable rate payments on the three month LIBOR rate and pay fixed rate payments of 4.00%(p)	06/17/24	600,000	(83,318)
Receive variable rate payments on the three month LIBOR rate and pay fixed rate payments of 4.00%(m)	06/17/24	12,700,000	(1,763,573)
Receive variable rate payments on the three month LIBOR and pay fixed rate payments of 5.00%(d)	12/17/28	100,000	(11,111)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 5.00%(f)	12/17/28	2,300,000	(771,619)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 5.00%(m)	12/17/28	6,700,000	$(2,247,761)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 5.00%(j)	12/17/28	9,000,000	(3,046,613)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 5.00%(d)	12/17/28	19,300,000	(6,474,894)
Receive variable rate payments on the three month LIBOR rate and pay fixed rate payments of 3.00%(m)	06/17/29	300,000	(6,339)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 3.50%(f)	06/18/29	1,400,000	(156,164)
Receive variable rate payments on the three month LIBOR and pay fixed rate payments of 3.50%(h)	06/18/29	300,000	(33,501)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 3.50%(f)	06/18/29	200,000	(22,309)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 3.50%(f)	06/18/29	300,000	(33,464)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 3.50%(h)	06/18/29	300,000	(33,501)

See Notes to Financial Statements.

Description	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 3.50%(h)	06/18/29	2,500,000	(279,174)
Receive floating par in the event of default on the ABX.HE.AAA .07-01 SP and pay fixed rate payments of 0.09% (SP) (p)	08/25/37	1,000,000	(604,985)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 5.00%(j)	12/17/38	3,700,000	$(1,681,710)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 5.00%(m)	12/17/38	4,700,000	(2,142,815)
Receive fixed rate payments of 3.50% and pay variable rate payments on the three month LIBOR floating rate(f)	06/17/39	2,900,000	459,043

			(19,776,247)

			$(18,538,982)

PORTFOLIO SUMMARY (based on net assets)

%
Mortgage-Backed Securities	80.1
Futures Contracts	45.3
Corporate Bonds	32.8
U.S. Treasury Obligations	8.1
Money Market Funds	7.7
Foreign Bonds	6.7
Asset-Backed Securities	5.0
Purchased Options	1.7
Loan Agreements	0.8
Agency Obligations	0.8
Municipal Bonds	0.6
Preferred Stocks	0.3
Forward Foreign Currency Contracts	(0.6)
Securities Sold Short	(1.2)
Written Options	(1.5)
Swap Agreements	(2.1)

184.5

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Assets:
Level 1 — Quoted Prices	$69,300,447	$6,407,599
Level 2 — Other Significant Observable Inputs	1,178,195,474	—
Level 3 — Significant Unobservable Inputs	3,554,980	—

Total Assets	$1,251,050,901	$6,407,599

Liabilities:
Level 1 — Quoted Prices	$(6,638)	$—
Level 2 — Other Significant Observable Inputs	(23,017,282)	(20,860,595)
Level 3 — Significant Unobservable Inputs	—	—

Total Liabilities	$(23,023,920)	$(20,860,595)

***

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments
Balance, 12/31/07	$2,739,962	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)##	(1,356,884)	—
Net purchases (sales)	—	—
Transfers in and/or out of Level 3	2,171,902	—

Balance, 12/31/08	$3,554,980	$—

##

On the Statement of Operations for the year ended December 31, 2008, the amount of Net Realized and Unrealized Gain (Loss) included in Net Increase (Decrease) in Net Assets Resulting from Operations attributable to the change in unrealized appreciation (depreciation) relating to assets still held at the reporting date was $728.

See Notes to Financial Statements.

Extended-Duration Bond Fund

The Extended-Duration Bond Fund invests in a diversified portfolio composed primarily of investment grade fixed-income securities with an average dollar-weighted duration normally greater than or equal to seven years. The Fund was generally positioned to capture the perceived long-term value of historically wide yield spreads but encountered a very challenging investment environment as credit spreads continued widening during the third and fourth quarters resulting in poor absolute and benchmark-relative performance for the year. The GS4 Class underperformed its benchmark with a return of (8.28)% for the one-year period, well behind its composite benchmark, 50% Barclays Capital U.S. Long-Term Government Bond Index / 50% Barclays Capital U.S. Long-Term Credit Bond Index, which returned 8.86%. The Fund lagged its benchmark on an annualized five-year and since-inception basis.

Please see page 114 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Extended-Duration Bond Fund

	Average Annual Total Returns as of 12/31/08
	GS2 Class*	GS4 Class*	GS6 Class*	Benchmark**
One Year	(8.12)%	(8.28)%	(8.54)%	8.86%
Five Year	3.65%	3.50%	3.18%	6.39%
Since Inception	5.67%	5.57%	5.22%	7.24%
Inception Date	08/27/01	08/27/01	08/27/01	08/27/01
Total Fund Operating Expenses (August 5, 2008 Prospectus)	0.52%	0.72%	0.97%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	Represents a weighted composite benchmark index consisting of 50% Barclays Capital U.S. Long-Term Government Bond Index and 50% Barclays Capital U.S. Long-Term Credit Bond Index.

The Barclays Capital U.S. Long-Term Government Bond Index is composed of all bonds covered by the Barclays Capital U.S. Government Bond Index with maturities of 10 years or greater.

The Barclays Capital U.S. Long-Term Credit Bond Index is composed of a subset of the Barclays Capital U.S. Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa with at least $50 million principal outstanding and maturity greater than 10 years.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Extended-Duration Bond Fund
SCHEDULE OF INVESTMENTS	December 31, 2008

	Par	Value
ASSET-BACKED SECURITIES — 6.2%
Capital One Multi-Asset Execution Trust
5.75%, 07/15/20	$12,900,000	$9,692,063
Citibank Credit Card Issuance Trust
6.15%, 06/15/39	12,650,000	8,713,351
Community Program Loan Trust
4.50%, 04/01/29	1,950,000	1,806,230
Discover Card Master Trust
5.65%, 03/16/20	9,100,000	6,891,019

Total Asset-Backed Securities (Cost $36,548,527)		27,102,663

CORPORATE BONDS — 62.0%
Albertson’s, Inc.
7.75%, 06/15/26	800,000	492,000
6.63%, 06/01/28	105,000	56,175
7.45%, 08/01/29	985,000	586,075
8.00%, 05/01/31	110,000	66,550
American Express Co.
8.15%, 03/19/38	12,446,000	14,315,539
American International Group, Inc.
5.85%, 01/16/18	6,027,000	4,046,142
8.25%, 08/15/18 144A	7,794,000	5,712,994
Anadarko Petroleum Corporation
5.95%, 09/15/16	1,080,000	955,392
6.45%, 09/15/36	760,000	601,188
Apache Corporation
6.00%, 01/15/37	1,640,000	1,595,558
Archer-Daniels-Midland Co.
6.45%, 01/15/38	1,885,000	1,916,095
Arrow Electronics, Inc.
6.88%, 07/01/13	205,000	185,532
ASIF Global Financing XXVII
2.38%, 02/26/09 144A(G)	6,700,000	3,395,392
AT&T Corporation
6.50%, 03/15/29	125,000	121,405
6.50%, 09/01/37	11,130,000	12,027,345
Avnet, Inc.
6.00%, 09/01/15	875,000	670,879
Bank of America Corporation
8.00%, 12/29/49†	11,010,000	7,930,723
Barclays Financial LLC
4.16%, 02/22/10 144A(T)	25,000,000	737,594
4.10%, 03/22/10 144A(T)	7,000,000	196,918
4.06%, 09/16/10 144A(W)	730,000,000	591,801
Borden, Inc.
7.88%, 02/15/23	1,200,000	150,000
Bruce Mansfield Unit
6.85%, 06/01/34@	1,255,000	1,069,986
Camden Property Trust
5.70%, 05/15/17	25,000	13,414
Chesapeake Energy Corporation
6.88%, 01/15/16Δ	610,000	491,050
6.50%, 08/15/17	45,000	34,650
6.88%, 11/15/20Δ	320,000	232,000
CIT Group Holdings, Inc.
5.40%, 01/30/16	16,000	11,156
CIT Group, Inc.
7.63%, 11/30/12Δ	8,440,000	7,130,483
5.00%, 02/13/14	81,000	58,933
5.13%, 09/30/14	179,000	127,906
5.50%, 12/01/14(U)	600,000	475,991
5.00%, 02/01/15	17,000	11,982
5.65%, 02/13/17	65,000	45,265
12.00%, 12/18/18 144A+	643,000	495,110
5.80%, 10/01/36	67,000	44,323
Citigroup Capital XXI
8.30%, 12/21/57†	4,312,000	3,333,077
Citigroup, Inc.
6.63%, 06/15/32	3,128,000	2,992,226
5.88%, 05/29/37	4,141,000	4,152,110
Comcast Corporation
5.50%, 03/15/11Δ	500,000	489,667
5.65%, 06/15/35Δ	660,000	588,653
6.50%, 11/15/35	555,000	554,101
6.45%, 03/15/37	2,415,000	2,410,969
6.95%, 08/15/37	625,000	660,258
Commonwealth Edison Co.
4.75%, 12/01/11@	267,000	260,052
ConocoPhillips
5.90%, 05/15/38Δ	2,590,000	2,552,455
Constellation Energy Group, Inc.
4.55%, 06/15/15	750,000	570,332
Continental Airlines, Inc.
6.95%, 02/02/11	192,631	180,832
8.31%, 04/02/18Δ	453,849	281,386
7.57%, 03/15/20	389,823	253,385
Corning, Inc.
6.20%, 03/15/16	230,000	196,869
7.25%, 08/15/36	850,000	686,529
Cox Communications, Inc.
6.75%, 03/15/11	250,000	243,476
CSX Corporation
6.15%, 05/01/37	84,000	67,415
Cummins, Inc.
6.75%, 02/15/27	750,000	564,126
7.13%, 03/01/28Δ	425,000	331,248
5.65%, 03/01/98	1,520,000	677,288
DCP Midstream LP
6.45%, 11/03/36 144A	490,000	356,870
Dillard’s, Inc.
7.75%, 07/15/26	890,000	284,800
7.00%, 12/01/28	500,000	165,000
Duke Energy Carolinas LLC
6.10%, 06/01/37	1,483,000	1,563,291
6.00%, 01/15/38	375,000	410,006
Duke Realty LP
5.95%, 02/15/17	70,000	35,019
El Paso Corporation
7.00%, 05/15/11Δ	400,000	365,914
Emerson Electric Co.
5.25%, 10/15/18	2,900,000	2,967,680
First Industrial LP
7.60%, 07/15/28	1,000,000	424,648
Foot Locker, Inc.
8.50%, 01/15/22	1,000,000	765,000
Ford Motor Co.
6.63%, 10/01/28	680,000	153,000
6.38%, 02/01/29	1,255,000	282,375

See Notes to Financial Statements.

	Par	Value
Ford Motor Credit Co., LLC
5.70%, 01/15/10Δ	$135,000	$114,753
7.00%, 10/01/13	315,000	217,841
8.00%, 12/15/16	1,000,000	652,197
General Electric Capital Corporation
4.88%, 03/04/15	510,000	497,411
5.63%, 05/01/18Δ	105,000	105,951
6.75%, 03/15/32Δ	4,865,000	5,188,133
6.15%, 08/07/37	6,114,000	6,150,586
5.88%, 01/14/38	75,000	73,667
General Motors Acceptance Corporation LLC
6.88%, 08/28/12+	158,000	121,369
Georgia-Pacific Corporation
7.38%, 12/01/25	240,000	154,800
7.25%, 06/01/28	300,000	184,500
7.75%, 11/15/29	3,700,000	2,349,500
Georgia-Pacific LLC
8.00%, 01/15/24	30,000	20,400
8.88%, 05/15/31Δ	60,000	41,700
GMAC LLC
8.00%, 11/01/31+	199,000	118,501
Goldman Sachs Group, Inc.
5.15%, 01/15/14Δ	415,000	374,162
5.00%, 10/01/14Δ	815,000	729,559
GTE Corporation
6.94%, 04/15/28	10,000	9,277
HCA, Inc.
6.30%, 10/01/12	1,500,000	1,065,000
7.58%, 09/15/25	1,000,000	466,941
7.05%, 12/01/27	500,000	213,895
HCP, Inc.
6.00%, 03/01/15	1,500,000	876,786
Highwoods Properties, Inc.
7.50%, 04/15/18	1,500,000	974,770
Historic TW, Inc.
6.63%, 05/15/29	60,000	53,348
Home Depot, Inc.
5.88%, 12/16/36Δ	875,000	688,137
HSBC Bank USA NA
5.88%, 11/01/34	6,960,000	6,798,215
iStar Financial, Inc.
8.63%, 06/01/13Δ	635,000	196,975
5.95%, 10/15/13	305,000	96,149
5.70%, 03/01/14	1,171,000	363,311
JC Penney Corporation, Inc.
6.38%, 10/15/36Δ	810,000	491,436
JPMorgan Chase Capital XXV
6.80%, 10/01/37	15,524,000	14,346,427
Kimberly-Clark Corporation
6.63%, 08/01/37	1,424,000	1,603,151
Kinder Morgan Energy Partners LP
5.80%, 03/15/35Δ	280,000	195,471
Koninklijke Philips Electronics NV
6.88%, 03/11/38	8,892,000	8,465,718
Kraft Foods, Inc.
6.50%, 11/01/31	815,000	784,480
Lehman Brothers Holdings, Inc.
6.00%, 05/03/32#	45,000	4
6.88%, 07/17/37#	635,000	64
Lennar Corporation
5.60%, 05/31/15	935,000	575,025
6.50%, 04/15/16	625,000	384,375
Lowe’s Cos., Inc.
6.65%, 09/15/37	3,051,000	2,917,412
M&T Bank Corporation
6.63%, 12/04/17	9,370,000	8,732,325
Macy’s Retail Holdings, Inc.
6.38%, 03/15/37	240,000	135,444
MBIA Insurance Corporation
14.00%, 01/15/33 144A†Δ	4,750,000	2,424,319
McDonald’s Corporation
6.30%, 10/15/37	4,763,000	5,247,292
MetLife, Inc.
6.82%, 08/15/18	3,125,000	2,981,381
MidAmerican Energy Holdings Co.
5.88%, 10/01/12	1,000,000	998,338
6.50%, 09/15/37	685,000	670,797
Monsanto Co.
5.88%, 04/15/38	2,054,000	2,210,798
Morgan Stanley
6.75%, 04/15/11	195,000	191,965
5.45%, 01/09/17	5,000	4,128
5.95%, 12/28/17	185,000	153,799
6.63%, 04/01/18	170,000	149,386
6.25%, 08/09/26	100,000	81,522
Mosaic Global Holdings, Inc.
7.38%, 08/01/18	500,000	370,574
7.30%, 01/15/28	690,000	541,146
Motorola, Inc.
6.50%, 11/15/28	500,000	221,266
Nextel Communications, Inc.
6.88%, 10/31/13	215,000	91,421
5.95%, 03/15/14	325,000	136,623
7.38%, 08/01/15	550,000	231,105
NGPL PipeCo LLC
7.12%, 12/15/17 144AΔ	640,000	577,040
NiSource Finance Corporation
6.15%, 03/01/13Δ	1,000,000	771,201
6.40%, 03/15/18	1,640,000	1,025,028
Nortel Networks Capital Corporation
7.88%, 06/15/26#	450,000	88,875
Nucor Corporation
6.40%, 12/01/37	9,494,000	9,125,547
Owens Corning, Inc.
6.50%, 12/01/16Δ	240,000	174,055
7.00%, 12/01/36	355,000	233,322
PacifiCorp
6.25%, 10/15/37	3,833,000	4,065,882
Pioneer Natural Resources Co.
7.20%, 01/15/28	2,500,000	1,585,678
PPL Electric Utilities Corporation
6.45%, 08/15/37	3,076,000	2,992,853
Preston Corporation
7.00%, 05/01/11 CONV	201,000	150,750
Prologis
5.63%, 11/15/15	35,000	17,439
Pulte Homes, Inc.
5.20%, 02/15/15	40,000	27,400
7.88%, 06/15/32	1,500,000	847,500
6.38%, 05/15/33	1,000,000	535,000

See Notes to Financial Statements.

Extended-Duration Bond Fund

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Qwest Corporation
7.25%, 09/15/25	$1,000,000	$675,000
6.88%, 09/15/33	2,250,000	1,350,000
Regions Financial Corporation
7.38%, 12/10/37	11,088,000	8,177,200
SLM Corporation
5.38%, 05/15/14	200,000	135,118
Southern Natural Gas Co.
7.35%, 02/15/31	1,750,000	1,368,997
Sprint Capital Corporation
6.90%, 05/01/19	75,000	53,338
6.88%, 11/15/28	2,350,000	1,401,089
Swift Energy Co.
7.63%, 07/15/11	150,000	117,750
Target Corporation
6.50%, 10/15/37	5,400,000	4,650,561
7.00%, 01/15/38	5,150,000	4,787,090
Tennessee Gas Pipeline Co.
7.00%, 10/15/28Δ	750,000	577,602
Time Warner, Inc.
7.63%, 04/15/31	35,000	34,489
6.50%, 11/15/36Δ	120,000	109,120
Toll Brothers Finance Corporation
5.15%, 05/15/15	1,285,000	924,354
Toro Co.
6.63%, 05/01/37@	300,000	235,974
Union Pacific Resources Group
7.15%, 05/15/28	250,000	217,227
United Technologies Corporation
6.13%, 07/15/38	5,948,000	6,487,180
Verizon Communications, Inc.
6.40%, 02/15/38Δ	2,068,000	2,207,226
6.90%, 04/15/38	2,570,000	2,901,602
8.95%, 03/01/39Δ	105,000	136,046
Verizon Global Funding Corporation
5.85%, 09/15/35	2,420,000	2,415,864
Verizon Maryland, Inc.
5.13%, 06/15/33	50,000	36,510
Verizon New York, Inc.
7.38%, 04/01/32	385,000	322,390
Wachovia Bank NA
5.85%, 02/01/37	6,077,000	5,952,750
6.60%, 01/15/38	7,257,000	7,899,723
Wal-Mart Stores, Inc.
5.25%, 09/01/35Δ	1,822,000	1,820,570
6.50%, 08/15/37Δ	4,385,000	5,224,833
WellPoint, Inc.
6.38%, 06/15/37Δ	2,080,000	1,938,514
Wells Fargo Bank NA
5.95%, 08/26/36	2,638,000	2,744,781
Western Union Co.
6.20%, 11/17/36	2,155,000	1,674,586
Williams Cos., Inc.
7.50%, 01/15/31	1,250,000	839,265
Xerox Capital Trust I
8.00%, 02/01/27	1,500,000	1,026,314
XTO Energy, Inc.
6.10%, 04/01/36	50,000	41,641

Total Corporate Bonds (Cost $302,281,386)		271,350,903

FOREIGN BONDS — 26.8%
Australia — 1.6%
General Electric Capital Australia Funding, Ltd.
8.00%, 02/13/12(A)	60,000	41,077
New South Wales Treasury Corporation
7.00%, 12/01/10(A)	1,125,000	826,763
6.00%, 05/01/12(A)	60,000	43,625
Qantas Airways, Ltd.
6.05%, 04/15/16 144A	345,000	315,962
Queensland Treasury Corporation
6.00%, 06/14/11(A)	1,385,000	1,005,358
Rio Tinto Finance USA, Ltd.
7.13%, 07/15/28Δ	6,830,000	4,832,293

		7,065,078

Brazil — 1.2%
Federative Republic of Brazil
10.25%, 01/10/28(B)	2,525,000	979,899
8.25%, 01/20/34	3,500,000	4,296,250
7.13%, 01/20/37	80,000	91,200

		5,367,349

Canada — 7.5%
British Columbia Generic Residual
3.45%, 06/09/14 STRIP(C)Ω	7,230,000	4,887,351
Canada Generic Residual
3.76%, 06/01/25 STRIP(C)Ω	3,685,000	1,585,043
Canadian National Railway Co.
6.38%, 11/15/37	6,770,000	7,451,719
Canadian Pacific Railway Co. NY
7.13%, 10/15/31	500,000	404,191
CIT Group Funding Co.
5.20%, 06/01/15	240,000	168,704
Kinder Morgan Finance Co.
5.70%, 01/05/16	125,000	93,750
Methanex Corporation
6.00%, 08/15/15	25,000	16,426
Ontario Generic Residual
5.05%, 07/13/22 STRIP(C)Ω	3,900,000	1,620,656
5.37%, 03/08/29 STRIP(C)Ω	7,000,000	2,007,290
Saskatchewan Residual
3.42%, 04/10/14 STRIP(C)Ω	7,500,000	5,112,394
4.77%, 02/04/22 STRIP(C)Ω	3,000,000	1,334,143
Talisman Energy, Inc.
5.85%, 02/01/37	670,000	467,336
6.25%, 02/01/38	450,000	327,635
TransCanada Pipelines, Ltd.
6.20%, 10/15/37	8,512,000	7,416,710

		32,893,348

Cayman Islands — 0.1%
Enersis SA
7.40%, 12/01/16	625,000	630,501

Iceland — 0.1%
Glitnir Banki HF
6.38%, 09/25/12 144A#	6,275,000	329,438

See Notes to Financial Statements.

	Par	Value
Ireland — 0.0%
Elan Finance PLC
7.75%, 11/15/11	$30,000	$17,850
8.88%, 12/01/13	85,000	44,625

		62,475

Luxembourg — 1.4%
Covidien International Finance SA
6.55%, 10/15/37	5,307,000	5,401,964
Telecom Italia Capital SA
6.38%, 11/15/33	410,000	287,727
6.00%, 09/30/34	415,000	287,109

		5,976,800

Malaysia — 0.1%
Telekom Malaysia BHD
7.88%, 08/01/25 144A	225,000	227,642

Mexico — 0.9%
Mexican Bonos
9.00%, 12/20/12(M)	23,000,000	1,739,885
8.00%, 12/07/23(M)	34,000,000	2,407,510

		4,147,395

Netherlands — 0.2%
Rabobank Nederland NV
14.00%, 01/28/09 144A(I)	110,000,000	901,017

Philippines — 0.1%
Quezon Power (Philippines), Ltd.
8.86%, 06/15/17	370,000	297,850

Spain — 2.5%
Santander Perpetual SA Unipersonal
6.67%, 10/24/17 144A†	11,600,000	7,388,736
Telefonica Emisones SAU
7.05%, 06/20/36	3,105,000	3,399,978

		10,788,714

Supranational — 1.9%
Inter-American Development Bank
26.82%, 05/11/09(B)ΩΔ	7,500,000	2,942,753
6.00%, 12/15/17(Z)	8,765,000	5,589,120

		8,531,873

United Kingdom — 9.2%
Barclays Bank PLC
7.70%, 10/25/49 144A†	10,840,000	7,183,484
HBOS PLC
6.75%, 05/21/18 144A	11,684,000	10,300,159
HSBC Holdings PLC
6.50%, 09/15/37	6,500,000	6,622,889
Standard Chartered Bank
6.40%, 09/26/17 144A	10,027,000	8,352,912
Tesco PLC
6.15%, 11/15/37 144A	7,550,000	6,688,937
Vodafone Group PLC
6.15%, 02/27/37	1,000,000	991,708

		40,140,089

Total Foreign Bonds (Cost $135,384,113)		117,359,569

MORTGAGE-BACKED SECURITY — 0.1%
Federal Home Loan Mortgage Corporation
5.00%, 12/01/31 (Cost $167,634)	178,514	183,217

MUNICIPAL BOND — 0.8%
Dallas Area Rapid Transit
5.25%, 12/01/38 (Cost $3,371,341)	3,755,000	3,580,430

U.S. TREASURY OBLIGATION — 0.9%
U.S. Treasury STRIP
2.57%, 05/15/38ΩΔ (Cost $2,634,722)	8,090,000	3,828,989

	Shares
PREFERRED STOCKS — 0.0%
Chesapeake Energy Corporation CONVΔ	330	17,490
El Paso Energy Capital Trust I CONV	5,350	136,960
Preferred Blocker (GMAC), Inc.+	82	24,600

Total Preferred Stocks (Cost $278,115)		179,050

MONEY MARKET FUNDS — 4.6%
GuideStone Money Market Fund (GS4 Class)¥	6,120,643	6,120,643
Northern Institutional Liquid Assets Portfolio§	14,158,534	14,158,534

Total Money Market Funds (Cost $20,279,177)		20,279,177

TOTAL INVESTMENTS — 101.4% (Cost $500,945,015)		443,863,998
Liabilities in Excess of Other Assets — (1.4)%		(6,259,343)

NET ASSETS — 100.0%		$437,604,655

See Notes to Financial Statements.

Extended-Duration Bond Fund

SCHEDULE OF INVESTMENTS (Continued)

PORTFOLIO SUMMARY (based on net assets)

	%
Corporate Bonds	62.0
Foreign Bonds	26.8
Asset-Backed Securities	6.2
Money Market Funds	4.6
U.S. Treasury Obligation	0.9
Municipal Bond	0.8
Mortgage-Backed Security	0.1
Preferred Stocks	0.0	**

	101.4

**	Rounds to less than 0.005%.

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices	$20,433,627	$—
Level 2 — Other Significant Observable Inputs	422,713,743	—
Level 3 — Significant Unobservable Inputs	716,628	—

Total	$443,863,998	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments
Balance, 12/31/07	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Changed in unrealized appreciation (depreciation)	—	—
Net purchases (sales)	—	—
Transfers in and/or out of Level 3	716,628	—

Balance, 12/31/08	$716,628	$—

See Notes to Financial Statements.

Global Bond Fund

The Fund is actively managed and invests in a diversified portfolio composed primarily of global fixed-income securities with an average dollar-weighted duration normally between three to ten years. The Fund was generally positioned to capture the perceived long-term value of historically wide yield spreads but encountered a very challenging investment environment as credit spreads continued widening during the third and fourth quarters resulting in poor absolute and benchmark-relative performance for the year. For the calendar year 2008, the Fund underperformed its composite benchmark, 50% Barclays Capital Global Aggregate Bond Index – Unhedged, 25% JPMorgan Emerging Markets Bond Index Plus and 25% Barclays Capital U.S. Corporate High Yield – 2% Issuer Capped Index ((20.28)% versus (7.00)%).

The Global Bond Fund invests in high yield securities, commonly known as “junk bonds.” While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds. Securities of emerging countries may involve additional risks including price volatility, reduced liquidity, currency fluctuation and financial reporting requirements as well as political and economic instability.

Please see page 125 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Global Bond Fund

Average Annual Total Returns as of 12/31/08

	GS4 Class*	Benchmark**
One Year	(20.28)%	(7.00)%
Since Inception	(7.59)%	3.42%
Inception Date	12/29/06	12/29/06
Total Fund Operating Expenses (August 5, 2008 Prospectus)	0.88%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the weighted composite index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	Represents a weighted composite benchmark index consisting of 25% JPMorgan Emerging Markets Bond Index Plus, 50% Barclays Capital Global Aggregate Bond Index — Unhedged and 25% Barclays Capital U.S. Corporate High Yield – 2% Issuer Capped Index.

The JPMorgan Emerging Markets Bond Index Plus is a traditional, market-capitalization weighted index comprised of U.S. dollar denominated Brady bonds, Eurobonds and traded loans issued by sovereign entities.

The Barclays Capital Global Aggregate Bond Index — Unhedged provides a broad-based measure of the global investment grade fixed-rate debt markets.

The Barclays Capital U.S. Corporate High Yield -2% Issuer Capped Index is an issuer-constrained version of the Barclays Capital U.S. Corporate High Yield Index that covers the U.S.-denominated, non-investment grade, fixed-rate and taxable corporate bond market.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Global Bond Fund
SCHEDULE OF INVESTMENTS	December 31, 2008

	Par	Value
AGENCY OBLIGATIONS — 0.3%
Federal Home Loan Mortgage Corporation
5.00%, 12/14/18	$206,000	$213,941
Federal National Mortgage Association
0.25%, 05/18/09Ω‡‡	209,000	208,822

Total Agency Obligations (Cost $385,072)		422,763

ASSET-BACKED SECURITIES — 3.1%
ARG Funding Corporation
2.64%, 05/20/11 144A†	665,000	560,061
Bear Stearns Asset-Backed Securities Trust
0.95%, 10/25/33 STEP	140,650	119,355
Capital One Multi-Asset Execution Trust
1.23%, 03/16/15†	720,000	540,022
Carrington Mortgage Loan Trust
0.79%, 10/25/35†	102,853	88,902
Chase Issuance Trust
1.57%, 11/15/12†	1,135,000	909,732
1.45%, 04/15/19†	760,000	234,566
Citibank Credit Card Issuance Trust
6.30%, 06/20/14	710,000	362,322
Discover Card Master Trust I
1.29%, 06/16/15†	655,000	465,166
GMAC Mortgage Corporation Loan Trust
0.54%, 12/25/36†	1,652,273	573,691
Lehman XS Trust
0.56%, 02/25/37†	621,459	503,939
Morgan Stanley Mortgage Loan Trust
0.59%, 10/25/36†	237,612	203,358
Origen Manufactured Housing
1.35%, 11/15/18†	99,557	82,899
RAAC Series
0.81%, 07/25/37 144A†	229,354	224,909
Residential Asset Securities Corporation
6.35%, 03/25/32	72,307	46,488
SACO I, Inc.
0.64%, 09/25/35†	123,738	35,417
Security National Mortgage Loan Trust
0.75%, 01/25/37 144A†	228,650	222,641

Total Asset-Backed Securities (Cost $7,700,014)		5,173,468

CORPORATE BONDS — 43.4%
Activant Solutions, Inc.
9.50%, 05/01/16	65,000	30,550
Advanced Medical Optics, Inc.
7.50%, 05/01/17Δ	45,000	23,175
AES Corporation
8.38%, 03/01/11(U)	50,000	65,058
8.75%, 05/15/13 144A	312,000	301,080
8.00%, 10/15/17	315,000	259,875
Affinion Group, Inc.
10.13%, 10/15/13Δ	100,000	73,500
11.50%, 10/15/15	105,000	63,656
Allegheny Energy Supply
7.80%, 03/15/11	90,000	89,100
Allied Waste North America, Inc.
7.13%, 05/15/16Δ	225,000	205,034
American General Finance Corporation
5.75%, 09/15/16 144A	700,000	263,840
American International Group, Inc.
5.05%, 10/01/15	100,000	67,144
AMH Holdings, Inc.
26.95%, 03/01/14 STEPΩΔ	190,000	106,400
Amkor Technologies, Inc.
7.75%, 05/15/13	660,000	378,675
Anadarko Petroleum Corporation
5.95%, 09/15/16	20,000	17,692
Appleton Papers, Inc.
8.13%, 06/15/11	40,000	27,800
9.75%, 06/15/14	100,000	59,000
Ashtead Capital, Inc.
9.00%, 08/15/16 144A	140,000	72,800
Ashton Woods USA LLC
9.50%, 10/01/15#	40,000	8,200
Associated Materials, Inc.
9.75%, 04/15/12Δ	120,000	95,100
AT&T Corporation
6.50%, 03/15/29	580,000	563,321
Autonation, Inc.
6.75%, 04/15/13†Δ	200,000	138,000
Avis Budget Car Rental LLC
4.65%, 05/15/14†Δ	225,000	57,375
Baltimore Gas & Electric Co.
5.20%, 06/15/33	1,125,000	797,201
Banca Popolare di Lodi Investors Trust III
6.74%, 06/30/36(E)†	260,000	190,139
Belden & Blake Corporation
8.75%, 07/15/12Δ	120,000	82,800
Biomet, Inc.
10.38%, 10/15/17 PIK	555,000	441,225
Blockbuster, Inc.
9.00%, 09/01/12Δ	110,000	53,900
Boeing Capital Corporation, Ltd.
5.80%, 01/15/13Δ	60,000	60,689
Boston Scientific Corporation
7.00%, 11/15/35	215,000	160,175
Buffets, Inc.
12.50%, 11/01/14#	105,000	722
CCH I Holdings LLC
11.00%, 10/01/15	520,000	93,600
CDX North America High Yield
7.63%, 06/29/12 144A	1,911,000	1,739,010
Cengage Learning Acquisitions, Inc.
10.50%, 01/15/15 144A	100,000	41,500
Ceridian Corporation
12.25%, 11/15/15 PIK 144AΔ	60,000	29,625
Charter Communications Holdings LLC
12.13%, 01/15/12 STEP	70,000	7,000

See Notes to Financial Statements.

Global Bond Fund

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Charter Communications Operating LLC
10.88%, 09/15/14 144A	$140,000	$112,700
Chesapeake Energy Corporation
7.50%, 09/15/13	265,000	229,225
6.50%, 08/15/17Δ	1,190,000	916,300
6.25%, 01/15/18Δ	30,000	22,350
7.25%, 12/15/18Δ	95,000	74,575
Chiquita Brands International, Inc.
7.50%, 11/01/14Δ	450,000	308,250
CII Carbon LLC
11.13%, 11/15/15 144A	190,000	122,550
Cincinnati Bell Telephone Co.
6.30%, 12/01/28	155,000	98,425
CIT Group Holdings, Inc.
5.40%, 01/30/16	4,000	2,789
CIT Group, Inc.
5.00%, 02/13/14	242,000	176,071
5.13%, 09/30/14	73,000	52,163
5.00%, 02/01/15	477,000	336,214
5.85%, 09/15/16	73,000	51,474
5.65%, 02/13/17	2,000	1,393
12.00%, 12/18/18 144A+	1,277,000	983,290
Clear Channel Communications, Inc.
6.88%, 06/15/18	770,000	96,250
Clear Channel Communications, Inc.
5.50%, 09/15/14	40,000	5,000
CMP Susquehanna Corporation
9.88%, 05/15/14	80,000	3,600
Colorado Interstate Gas Co.
5.95%, 03/15/15	20,000	16,748
6.80%, 11/15/15	125,000	108,312
Comcast Corporation
6.50%, 01/15/15	60,000	59,048
6.50%, 01/15/17	60,000	59,354
Commerzbank Capital Funding Trust I
5.01%, 04/12/37(E)†	900,000	410,154
Community Health Systems, Inc.
8.88%, 07/15/15Δ	100,000	92,500
Complete Production Services, Inc.
8.00%, 12/15/16	80,000	50,800
Continental Airlines, Inc.
5.98%, 04/19/22	545,000	365,150
Countrywide Financial Corporation
5.80%, 06/07/12	90,000	87,786
6.25%, 05/15/16	280,000	266,246
CSC Holdings, Inc.
8.13%, 08/15/09	270,000	269,325
CSX Corporation
6.15%, 05/01/37	138,000	110,753
Cummins, Inc.
5.65%, 03/01/98	1,500,000	668,376
DAE Aviation Holdings, Inc.
11.25%, 08/01/15 144A	230,000	95,450
DaVita, Inc.
6.63%, 03/15/13	140,000	133,700
Delhaize America, Inc.
9.00%, 04/15/31	301,000	305,141
Deutsche Postbank Funding Trust IV
5.98%, 06/29/49(E)†	300,000	143,870
Developers Diversified Realty Corporation
5.38%, 10/15/12	315,000	132,195
Dex Media West LLC
9.88%, 08/15/13	275,000	66,000
Dex Media, Inc.
65.79%, 11/15/13 STEPΩ	10,000	1,900
DI Finance
9.50%, 02/15/13Δ	180,000	156,825
Dole Food Co., Inc.
7.25%, 06/15/10	100,000	70,250
Dollar General Corporation
11.88%, 07/15/17 PIK	195,000	167,700
Dominion Resources, Inc.
8.88%, 01/15/19	250,000	269,871
DP World, Ltd.
6.85%, 07/02/37 144A	1,300,000	672,148
DR Horton, Inc.
6.50%, 04/15/16	345,000	219,075
Dynegy Holdings, Inc.
7.50%, 06/01/15	307,000	216,435
7.75%, 06/01/19	746,000	518,470
EchoStar DBS Corporation
7.00%, 10/01/13Δ	600,000	523,500
Education Management LLC
8.75%, 06/01/14	35,000	26,775
10.25%, 06/01/16Δ	95,000	69,350
El Paso Corporation
7.75%, 01/15/32	150,000	98,118
El Paso Natural Gas Co.
8.63%, 01/15/22Δ	90,000	81,542
8.38%, 06/15/32	75,000	65,092
El Pollo Loco, Inc.
11.75%, 11/15/13	45,000	33,525
Embarq Corporation
8.00%, 06/01/36Δ	1,245,000	842,123
Energy Future Holdings Corporation
5.55%, 11/15/14	1,370,000	646,952
11.25%, 11/01/17 PIK 144A	890,000	436,100
6.50%, 11/15/24	370,000	132,752
6.55%, 11/15/34	300,000	102,778
Enterprise Products Operating LLC
9.75%, 01/31/14	250,000	254,823
8.38%, 08/01/66†Δ	60,000	33,038
Erac USA Finance Co.
6.38%, 10/15/17 144A	245,000	170,290
7.00%, 10/15/37 144A	1,065,000	587,742
Eurohypo Capital Funding Trust 1
6.45%, 12/23/49(E)†	27,000	9,946
EXCO Resources, Inc.
7.25%, 01/15/11	125,000	98,125
Expedia, Inc.
8.50%, 07/01/16 144AΔ	10,000	7,500
FirstEnergy Corporation
7.38%, 11/15/31	45,000	42,684
Ford Motor Co.
6.63%, 10/01/28	850,000	191,250
7.45%, 07/16/31Δ	2,300,000	655,500

See Notes to Financial Statements.

	Par	Value
Ford Motor Credit Co., LLC
5.70%, 01/15/10Δ	$1,250,000	$1,062,529
7.57%, 01/13/12†	37,500	24,422
7.00%, 10/01/13Δ	650,000	449,514
Freeport-McMoRan Copper & Gold, Inc.
8.38%, 04/01/17	470,000	385,934
Freescale Semiconductor, Inc.
10.13%, 12/15/16Δ	661,000	274,315
Frontier Communications Corporation
9.25%, 05/15/11	200,000	191,000
7.13%, 03/15/19	500,000	337,500
General Electric Capital Corporation
3.49%, 03/08/12(G)	200,000	125,838
7.63%, 12/10/14(Z)@	905,000	456,127
4.88%, 03/04/15	370,000	360,867
6.50%, 09/28/15(Z)@	255,000	118,388
6.75%, 09/26/16(Z)@	150,000	73,209
5.63%, 05/01/18	75,000	75,680
6.75%, 03/15/32Δ	30,000	31,993
5.88%, 01/14/38Δ	50,000	49,111
General Motors Corporation
8.25%, 07/15/23Δ	375,000	63,750
8.38%, 07/05/33(E)	250,000	59,077
8.38%, 07/15/33Δ	1,700,000	306,000
Georgia Gulf Corporation
9.50%, 10/15/14Δ	125,000	38,125
Georgia-Pacific LLC
8.00%, 01/15/24	355,000	241,400
8.88%, 05/15/31	785,000	545,575
GMAC LLC
5.75%, 05/21/10 144A+	117,000	104,130
5.38%, 06/06/11(E)	470,000	274,395
6.00%, 12/15/11 144A	1,016,000	822,411
0.08%, 12/31/13 144A+	87,000	64,815
6.75%, 12/01/14	399,000	274,424
0.08%, 12/31/18+	104,000	53,560
8.00%, 11/01/31	757,000	450,778
Goldman Sachs Group, Inc.
6.65%, 05/15/09	20,000	20,069
5.15%, 01/15/14Δ	300,000	270,479
5.00%, 10/01/14Δ	600,000	537,098
Goodyear Tire & Rubber Co.
7.00%, 03/15/28	690,000	348,450
Graham Packaging Co., Inc.
8.50%, 10/15/12	25,000	17,938
Graphic Packaging International Corporation
9.50%, 08/15/13	125,000	86,875
H&E Equipment Services, Inc.
8.38%, 07/15/16Δ	205,000	109,675
Hawaiian Telcom Communications, Inc.
12.50%, 05/01/15#	65,000	650
Hawker Beechcraft Acquisition Co., LLC
8.88%, 04/01/15 PIKΔ	280,000	96,600
HCA, Inc.
8.75%, 11/01/10(U)	140,000	179,144
7.88%, 02/01/11Δ	240,000	212,400
6.25%, 02/15/13	480,000	302,400
5.75%, 03/15/14	40,000	24,400
6.38%, 01/15/15	870,000	535,050
7.19%, 11/15/15	205,000	114,571
6.50%, 02/15/16	220,000	136,400
9.25%, 11/15/16	60,000	55,200
9.63%, 11/15/16 PIK	185,000	144,762
7.50%, 12/15/23	555,000	263,431
8.36%, 04/15/24	90,000	46,515
7.69%, 06/15/25	775,000	367,700
7.58%, 09/15/25	570,000	266,156
Hertz Corporation
8.88%, 01/01/14	250,000	155,000
10.50%, 01/01/16	250,000	115,312
Hess Corporation
6.65%, 08/15/11Δ	60,000	60,012
Hexion US Finance Corporation
9.75%, 11/15/14	1,170,000	339,300
Home Depot, Inc.
5.40%, 03/01/16Δ	270,000	241,976
5.88%, 12/16/36	1,515,000	1,191,460
Host Hotels & Resorts LP
2.63%, 04/15/27 144A	750,000	488,438
Idearc, Inc.
8.00%, 11/15/16	215,000	17,200
International Lease Finance Corporation
6.38%, 03/15/09	195,000	187,222
4.75%, 07/01/09	345,000	321,239
6.63%, 12/07/09(U)	395,000	491,055
5.00%, 04/15/10	145,000	117,722
5.63%, 09/15/10	115,000	90,429
5.55%, 09/05/12	50,000	34,518
6.38%, 03/25/13Δ	245,000	166,567
International Paper Co.
5.50%, 01/15/14Δ	575,000	430,330
7.95%, 06/15/18	635,000	502,644
iStar Financial, Inc.
5.65%, 09/15/11	92,000	29,454
5.50%, 06/15/12Δ	75,000	23,639
8.63%, 06/01/13	75,000	23,265
5.95%, 10/15/13	954,000	300,743
5.70%, 03/01/14	62,000	19,236
6.05%, 04/15/15	20,000	5,905
5.88%, 03/15/16Δ	22,000	6,276
JC Penney Corporation, Inc.
6.38%, 10/15/36	1,270,000	770,523
7.63%, 03/01/97	1,300,000	859,814
Jefferson Smurfit Corporation
7.50%, 06/01/13#Δ	625,000	112,500
Jones Apparel Group, Inc.
6.13%, 11/15/34	135,000	56,025
JPMorgan Chase Bank NA
9.50%, 02/11/11 144A(R)	16,277,500	360,067
K Hovnanian Enterprises, Inc.
6.38%, 12/15/14	795,000	218,625
Kerr-McGee Corporation
6.95%, 07/01/24	30,000	26,364
Keystone Automotive Operations, Inc.
9.75%, 11/01/13Δ	45,000	17,325

See Notes to Financial Statements.

Global Bond Fund

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Kinder Morgan Energy Partners LP
5.95%, 02/15/18	$1,060,000	$906,190
7.40%, 03/15/31	255,000	219,177
6.50%, 02/01/37	75,000	57,420
6.95%, 01/15/38	90,000	72,985
Knight, Inc.
5.15%, 03/01/15	150,000	112,500
Kraft Foods, Inc.
4.13%, 11/12/09Δ	40,000	40,069
6.50%, 11/01/31	1,200,000	1,155,062
L-3 Communications Corporation
7.63%, 06/15/12	600,000	588,000
6.13%, 01/15/14	45,000	41,062
6.38%, 10/15/15	450,000	423,000
Lamar Media Corporation
6.63%, 08/15/15	100,000	72,750
Lehman Brothers Holdings, Inc.
5.25%, 02/06/12#	130,000	13,000
6.00%, 05/03/32#	45,000	4
6.88%, 07/17/37#	695,000	70
Leiner Health Products, Inc.
11.00%, 06/01/12#@	285,000	14,962
Lennar Corporation
5.60%, 05/31/15	1,400,000	861,000
Level 3 Communications, Inc.
3.50%, 06/15/12	195,000	69,713
Level 3 Financing, Inc.
9.25%, 11/01/14	260,000	152,100
8.75%, 02/15/17Δ	1,185,000	604,350
Mariner Energy, Inc.
8.00%, 05/15/17	70,000	36,750
Marsh & McLennan Cos., Inc.
5.88%, 08/01/33	1,000,000	738,733
Maxtor Corporation
5.75%, 03/01/12@	116,000	87,580
MBIA Insurance Corporation
14.00%, 01/15/33 144A†Δ	435,000	222,017
Merrill Lynch & Co., Inc.
6.11%, 01/29/37	2,000,000	1,803,520
Metals USA, Inc.
11.13%, 12/01/15Δ	140,000	83,300
MetroPCS Wireless, Inc.
9.25%, 11/01/14Δ	40,000	36,000
Midwest Generation LLC
8.30%, 07/02/09	35,781	35,602
Mirant Mid-Atlantic LLC
9.13%, 06/30/17	152,070	136,863
Morgan Stanley
4.75%, 04/01/14	50,000	38,136
Motorola, Inc.
6.50%, 09/01/25	720,000	357,001
6.50%, 11/15/28	155,000	68,592
6.63%, 11/15/37	625,000	294,283
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	1,200,000	1,108,638
Neiman-Marcus Group, Inc.
9.00%, 10/15/15 PIK	355,000	157,975
7.13%, 06/01/28	30,000	14,250
Nevada Power Co.
8.25%, 06/01/11	290,000	297,427
5.88%, 01/15/15	100,000	96,224
NewPage Corporation
9.44%, 05/01/12†	265,000	102,688
Nextel Communications, Inc.
5.95%, 03/15/14	970,000	407,768
7.38%, 08/01/15	1,615,000	678,608
Noranda Aluminium Holding Corporation
8.35%, 11/15/14 PIK	90,000	14,850
Norcraft Holdings LP
9.75%, 09/01/12 STEPΩ	195,000	146,250
Nortek, Inc.
8.50%, 09/01/14	15,000	3,525
Nortel Networks Capital Corporation
7.88%, 06/15/26#	460,000	90,850
Nortel Networks Corporation
2.13%, 04/15/14#	2,835,000	411,075
NRG Energy, Inc.
7.38%, 02/01/16	300,000	279,750
NTK Holdings, Inc.
52.99%, 03/01/14ΩΔ	160,000	35,200
Oncor Electric Delivery Co.
6.38%, 01/15/15	100,000	95,904
Orion Power Holdings, Inc.
12.00%, 05/01/10	55,000	55,275
Owens Corning, Inc.
7.00%, 12/01/36	220,000	144,594
Panhandle Eastern Pipeline Co.
7.00%, 06/15/18	1,100,000	879,766
Pemex Project Funding Master Trust
6.63%, 06/15/35Δ	1,540,000	1,305,535
Penhall International Corporation
12.00%, 08/01/14 144A	205,000	78,925
PetroHawk Energy Corporation
9.13%, 07/15/13Δ	70,000	57,050
Pioneer Natural Resources Co.
5.88%, 07/15/16	900,000	628,912
7.20%, 01/15/28	315,000	199,795
Qwest Capital Funding, Inc.
6.50%, 11/15/18	225,000	148,500
Qwest Communications International, Inc.
5.65%, 02/15/09†	33,000	33,000
7.25%, 02/15/11	35,000	30,625
7.50%, 02/15/14	20,000	14,400
Qwest Corporation
7.88%, 09/01/11Δ	100,000	92,500
5.25%, 06/15/13†	100,000	75,000
7.63%, 06/15/15	300,000	247,500
6.50%, 06/01/17	65,000	48,425
7.50%, 06/15/23	125,000	88,125
7.25%, 09/15/25	90,000	60,750
6.88%, 09/15/33	3,500,000	2,100,000
7.25%, 10/15/35	110,000	69,300
Realogy Corporation
12.38%, 04/15/15	235,000	32,900
RH Donnelley Corporation
6.88%, 01/15/13Δ	320,000	44,800
RH Donnelley, Inc.
11.75%, 05/15/15 144A	310,000	77,500
RSC Equipment Rental, Inc.
9.50%, 12/01/14Δ	160,000	88,800

See Notes to Financial Statements.

	Par	Value
Ryerson, Inc.
12.25%, 11/01/15 144A	$160,000	$99,600
Sbarro, Inc.
10.38%, 02/01/15	60,000	31,800
Sequa Corporation
11.75%, 12/01/15 144A	50,000	19,250
13.50%, 12/01/15 PIK 144A	53,431	17,365
Service Corporation International
7.50%, 04/01/27	75,000	48,375
SLM Corporation
6.50%, 06/15/10(Z)	275,000	141,195
5.38%, 01/15/13	650,000	476,932
5.00%, 10/01/13	380,000	272,164
4.75%, 03/17/14(E)	170,000	141,194
5.38%, 05/15/14	1,000,000	675,592
8.45%, 06/15/18	769,000	608,892
Smurfit-Stone Container Enterprises, Inc.
8.00%, 03/15/17#Δ	335,000	65,325
Sprint Capital Corporation
8.38%, 03/15/12	60,000	48,031
6.88%, 11/15/28	755,000	450,137
Steel Dynamics, Inc.
7.38%, 11/01/12	45,000	33,075
Stone Energy Corporation
8.25%, 12/15/11	115,000	71,875
Suburban Propane Partners LP
6.88%, 12/15/13	145,000	119,625
Sungard Data Systems, Inc.
10.25%, 08/15/15	190,000	126,350
Swift Transportation Co., Inc.
9.90%, 05/15/15 144A†	50,000	4,312
12.50%, 05/15/17 144A	180,000	17,325
Tenet Healthcare Corporation
6.38%, 12/01/11	110,000	84,975
7.38%, 02/01/13	1,100,000	789,250
9.88%, 07/01/14Δ	375,000	303,750
6.88%, 11/15/31	85,000	36,125
Time Warner Cable, Inc.
5.85%, 05/01/17	1,200,000	1,098,017
8.75%, 02/14/19	190,000	206,945
Time Warner, Inc.
6.88%, 05/01/12	90,000	86,525
Toledo Edison Co.
6.15%, 05/15/37	125,000	100,822
Toys “R” Us, Inc.
7.38%, 10/15/18	335,000	122,275
Tube City IMS Corporation
9.75%, 02/01/15	80,000	28,400
Unicredito Italiano Capital Trust III
4.03%, 10/29/49(E)†	250,000	184,181
United Rentals, Inc.
7.00%, 02/15/14	655,000	402,825
UnitedHealth Group, Inc.
5.80%, 03/15/36	790,000	603,661
Universal Hospital Services, Inc.
5.94%, 06/01/15†	20,000	12,300
8.50%, 06/01/15 PIK	20,000	14,300
US Investigations Services, Inc.
10.50%, 11/01/15 144A	150,000	110,250
US Oncology Holdings, Inc.
8.33%, 03/15/12 PIK	107,000	67,945
USG Corporation
6.30%, 11/15/16	1,250,000	771,875
Valor Telecommunications Enterprises Finance Corporation
7.75%, 02/15/15Δ	125,000	104,462
Vanguard Health Holding Co. II LLC
9.00%, 10/01/14	220,000	184,800
Ventas Realty LP
9.00%, 05/01/12	305,000	272,975
Verizon Communications, Inc.
6.40%, 02/15/38	40,000	42,693
6.90%, 04/15/38	234,000	264,193
Verizon Global Funding Corporation
6.88%, 06/15/12Δ	30,000	30,971
Verizon New York, Inc.
7.38%, 04/01/32	205,000	171,662
Visteon Corporation
8.25%, 08/01/10	57,000	17,955
12.25%, 12/31/16 144AΔ	145,000	35,525
W&T Offshore, Inc.
8.25%, 06/15/14 144A	50,000	27,250
Wachovia Corporation
5.25%, 08/01/14	120,000	111,914
Waste Management, Inc.
7.38%, 08/01/10	50,000	50,688
7.38%, 05/15/29	50,000	42,776
Western Union Co.
6.20%, 11/17/36	620,000	481,783
Westvaco Corporation
8.20%, 01/15/30	150,000	114,405
7.95%, 02/15/31	135,000	93,210
Weyerhaeuser Co.
6.75%, 03/15/12	120,000	107,492
Whiting Petroleum Corporation
7.00%, 02/01/14	130,000	92,300
Williams Cos., Inc.
7.13%, 09/01/11Δ	525,000	483,283
7.50%, 01/15/31	130,000	87,284
Windstream Corporation
8.63%, 08/01/16	650,000	578,500
Xerox Corporation
9.75%, 01/15/09Δ	500,000	499,500
XTO Energy, Inc.
7.50%, 04/15/12	30,000	29,672

Total Corporate Bonds (Cost $102,100,987)		72,633,560

FOREIGN BONDS — 31.2%
Argentina — 0.1%
Republic of Argentina
7.00%, 09/12/13	488,000	166,985

Australia — 1.3%
National Capital Instruments LLC
3.97%, 12/29/49(E)†	150,000	95,830
New South Wales Treasury Corporation
7.00%, 12/01/10(A)	2,825,000	2,076,094

		2,171,924

See Notes to Financial Statements.

Global Bond Fund

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Bermuda — 0.6%
White Mountains Re Group, Ltd.
6.38%, 03/20/17 144A	$1,250,000	$1,035,259

Brazil — 3.2%
Brazil Notas do Tesouro Nacional, Series F
10.00%, 07/01/10(B)	2,000,000	876,274
10.00%, 01/01/12(B)	2,000,000	847,461
Federative Republic of Brazil
10.25%, 01/10/28(B)	6,000,000	2,328,473
7.13%, 01/20/37	60,000	68,400
11.00%, 08/17/40Δ	1,010,000	1,323,100

		5,443,708

Canada — 8.3%
Bell Canada
5.00%, 02/15/17 144A(C)	410,000	280,557
6.55%, 05/01/29(C)	380,000	249,329
7.30%, 02/23/32 144A(C)	640,000	420,119
6.10%, 03/16/35 144A(C)	380,000	236,326
Bombardier, Inc.
7.25%, 11/15/16(E)	161,000	138,184
Canadian Government
5.25%, 06/01/12(C)	10,000,000	9,101,013
Conoco Funding Co.
6.35%, 10/15/11	70,000	73,689
Methanex Corporation
8.75%, 08/15/12	70,000	61,687
Nortel Networks, Ltd.
6.88%, 09/01/23#	380,000	75,050
Novelis, Inc.
7.25%, 02/15/15	115,000	67,275
OPTI Canada, Inc.
7.88%, 12/15/14	100,000	51,500
8.25%, 12/15/14	70,000	38,150
Province of Manitoba
6.38%, 09/01/15(Z)	815,000	504,907
Province of Quebec
6.75%, 11/09/15(Z)	2,650,000	1,638,558
Rogers Cable, Inc.
7.88%, 05/01/12	240,000	239,703
Rogers Wireless, Inc.
9.63%, 05/01/11	450,000	469,808
Stone Container Finance
7.38%, 07/15/14#	650,000	123,500
Sun Media Corporation
7.63%, 02/15/13	100,000	81,000
Talisman Energy, Inc.
6.25%, 02/01/38	45,000	32,763

		13,883,118

Cayman Islands — 1.0%
MUFG Capital Finance 2, Ltd.
4.85%, 07/25/36(E)†	500,000	408,153
Odebrecht Finance, Ltd.
7.50%, 10/18/17 144A	100,000	80,250
Shinsei Finance Cayman, Ltd.
6.42%, 07/20/49 144A†	120,000	25,117
SMFG Preferred Capital, Ltd.
6.16%, 12/31/49(U)†	350,000	317,503
Vale Overseas, Ltd.
6.88%, 11/21/36	927,000	843,755

		1,674,778

Colombia — 0.2%
Republic of Colombia
7.38%, 09/18/37Δ	400,000	394,000

Denmark — 0.3%
Nordic Telephone Co. Holdings ApS
8.25%, 05/01/16	200,000	186,266
8.88%, 05/01/16 144A(R)	265,000	186,825
10.29%, 05/01/16(E)†	111,000	104,921

		478,012

Finland — 0.2%
M-real OYJ
7.70%, 12/15/10(E)†	300,000	258,549

France — 1.1%
Akerys Holdings SA
8.04%, 08/01/14 144A(E)†	260,000	26,202
AXA SA
6.21%, 10/05/49(E)†	360,000	252,836
Banque Federative du Credit Mutuel
4.47%, 10/28/35(E)†	157,000	104,972
Compagnie Generale de Geophysique - Veritas
7.50%, 05/15/15	90,000	56,250
Credit Agricole SA
4.13%, 11/09/49(E)†	500,000	469,489
Dexia Credit Local
4.30%, 11/18/49(E)†	500,000	313,838
Europcar Groupe SA
7.75%, 05/15/13(E)†	155,000	62,752
French Government Bond
4.12%, 10/25/32(E)Ω	1,030,000	550,679

		1,837,018

Germany — 0.8%
ABN AMRO SA
9.63%, 03/01/13	100,000	91,500
Bayerische Landesbank
5.75%, 10/23/17(E)	550,000	671,827
HSH Nordbank AG
4.59%, 02/14/17(E)†	52,000	34,155
HT1 Funding GmbH
6.35%, 07/29/49(E)†	450,000	201,199
Kabel Deutschland GmbH
10.75%, 07/01/14(E)	106,000	137,031
Kreditanstalt fuer Wiederaufbau
10.75%, 02/01/10(I)	26,800,000	211,342

		1,347,054

Hungary — 1.1%
Hungary Government Bond
6.00%, 10/24/12(H)	206,970,000	966,932
5.50%, 02/12/14(H)	210,000,000	943,515

		1,910,447

Iceland — 0.0%
Kaupthing Bank HF
5.75%, 10/04/11 144A#	100,000	6,500
7.13%, 05/19/16 144A#	150,000	1,875
6.13%, 10/04/16 144A#	700,000	45,500

		53,875

See Notes to Financial Statements.

	Par	Value
Ireland — 0.6%
Ardagh Glass Finance PLC
7.13%, 06/15/17 144A(E)	$85,000	$77,391
7.13%, 06/15/17(E)	112,000	105,088
Ardagh Glass Group PLC
10.75%, 03/01/15 PIK(E)	85,000	41,649
Elan Finance PLC
7.75%, 11/15/11	875,000	520,625
8.88%, 12/01/13	235,000	123,375
Vimpel Communications
8.38%, 04/30/13 144A	100,000	64,500

		932,628

Italy — 0.1%
Banco Popolare SC
6.16%, 06/29/49(E)†	200,000	125,104

Japan — 1.0%
Japanese 20-Year Government Bond
2.10%, 03/20/27(J)	30,000,000	351,177
Japanese 30-Year Government Bond
2.30%, 12/20/36(J)	29,000,000	353,233
Japanese Government CPI Linked Bond
1.30%, 09/10/17(J)	60,000,000	579,252
Resona Bank, Ltd.
5.99%, 08/10/49(U)†	300,000	339,302

		1,622,964

Jersey — 0.3%
HSBC Capital Funding LP
5.13%, 12/29/49(E)†	420,000	420,000
RZB Finance Jersey IV, Ltd.
5.17%, 05/16/16(E)†	250,000	133,792

		553,792

Luxembourg — 1.5%
Evraz Group SA
8.88%, 04/24/13 144A	160,000	82,400
8.88%, 04/24/13	100,000	52,250
9.50%, 04/24/18 144AΔ	100,000	50,500
Fortis Hybrid Financing
5.13%, 06/29/49(E)†	250,000	156,456
Gaz Capital for Gazprom
6.21%, 11/22/16 144A	200,000	133,000
Gaz Capital SA
7.29%, 08/16/37Δ	190,000	114,180
HSH Nordbank Luxembourg
7.41%, 06/30/49(E)†	450,000	156,380
Kuznetski Capital for Bank of Moscow
6.81%, 05/10/17†	271,000	92,460
Lecta SA
6.87%, 02/15/14(E)†	200,000	148,735
6.87%, 02/15/14 144A(E)†	102,000	75,855
RSHB Capital SA for OJSC Russian Agricultural Bank
7.18%, 05/16/13	100,000	71,970
7.13%, 01/14/14 144A	120,000	81,000
6.97%, 09/21/16†	100,000	54,000
6.30%, 05/15/17 144A	386,000	221,950
TNK-BP Finance SA
7.50%, 07/18/16 144A	250,000	131,250
7.88%, 03/13/18	870,000	440,133
Tyco International Group SA
6.38%, 10/15/11	90,000	88,520
UBS Luxembourg SA for OJSC Vimpel Communications
8.25%, 05/23/16	255,000	138,338
Wind Acquisition Finance SA
9.75%, 12/01/15(E)	53,000	60,780
9.75%, 12/01/15 144A(E)	200,000	229,358

		2,579,515

Mexico — 1.7%
Axtel SAB de CV
7.63%, 02/01/17	20,000	13,700
7.63%, 02/01/17 144AΔ	490,000	335,650
Kansas City Southern de Mexico SA de CV
7.63%, 12/01/13	140,000	115,500
Mexican Bonos
8.00%, 12/07/23(M)	30,500,000	2,159,678
United Mexican States
6.05%, 01/11/40Δ	156,000	152,100

		2,776,628

Netherlands — 2.1%
ABN Amro Bank NV
4.31%, 02/10/49(E)†	595,000	308,996
Arpeni Pratama Ocean Line Investment BV
8.75%, 05/03/13	160,000	62,400
Carlson Wagonlit BV
10.54%, 05/01/15 144A(E)†	200,000	109,814
Clondalkin Acquisition BV
5.33%, 12/15/13 144A(E)†	66,000	55,505
Clondalkin Industries BV
8.00%, 03/15/14 144A(E)	150,000	85,488
Deutsche Telekom International Finance BV
5.75%, 03/23/16	80,000	76,690
ELM BV for Swiss Life Insurance & Pension Group
5.85%, 04/12/49(E)†	300,000	146,435
ELM BV for Swiss Reinsurance Co.
5.25%, 05/25/49(E)†	400,000	189,046
Fresenius Finance BV
5.50%, 01/31/16(E)	136,000	167,306
Impress Holdings BV
8.44%, 09/15/13 144A(E)†	200,000	212,677
9.25%, 09/15/14 144A(E)	150,000	135,530
KazMunaiGaz Finance Sub BV
8.38%, 07/02/13 144A	230,000	180,550
Lukoil International Finance BV
6.36%, 06/07/17	650,000	416,780
NXP BV
9.50%, 10/15/15Δ	60,000	11,550
OI European Group BV
6.88%, 03/31/17 144A(E)	100,000	103,559
Shell International Finance BV
6.38%, 12/15/38	170,000	193,808
SNS Reaal
6.26%, 03/17/38(E)†	260,000	152,877
TuranAlem Finance BV
7.13%, 12/21/09(U)	650,000	628,478

See Notes to Financial Statements.

Global Bond Fund

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
UPC Holding BV
8.00%, 11/01/16(E)	$304,000	$295,802

		3,533,291

Panama — 0.2%
Panama Government International Bond
7.25%, 03/15/15	51,000	52,275
Republic of Panama
9.38%, 04/01/29	80,000	88,400
6.70%, 01/26/36Δ	249,000	225,345

		366,020

Peru — 0.1%
Republic of Peru
8.38%, 05/03/16	50,000	54,125
7.35%, 07/21/25Δ	40,000	40,000
6.55%, 03/14/37Δ	19,000	17,053

		111,178

Russia — 0.5%
Russian Federation
7.50%, 03/31/30 STEPΔ	889,840	784,981

South Africa — 0.1%
Edcon Holdings Proprietary, Ltd.
8.83%, 06/15/15(E)†	320,000	100,084
Edcon Proprietary, Ltd.
6.58%, 06/15/14 144A(E)†	67,000	40,047
New Reclamation Group (Proprietary), Ltd.
8.13%, 02/01/13 144A(E)	153,040	77,647

		217,778

Supranational — 0.5%
Inter-American Development Bank
13.69%, 09/23/13(N)Ω	15,900,000,000	779,829

Sweden — 0.1%
Corral Finans AB
6.82%, 04/15/10 PIK 144A(E)	149,789	112,435

Thailand — 0.1%
True Move Co., Ltd.
10.75%, 12/16/13 144A	461,000	172,875

Turkey — 1.8%
Republic of Turkey
14.00%, 01/19/11(L)	1,380,000	857,415
10.00%, 02/15/12(L)Ω	1,190,000	703,337
6.88%, 03/17/36	1,695,000	1,415,325

		2,976,077

United Kingdom — 1.7%
Ashtead Holdings PLC
8.63%, 08/01/15 144A	160,000	84,800
Barclays Bank PLC
6.37%, 12/15/49(U)†	350,000	304,268
FCE Bank PLC
3.99%, 09/30/09(E)†	470,000	476,932
7.13%, 01/16/12(E)	200,000	158,466
First Hydro Finance PLC
9.00%, 07/31/21(U)	100,000	120,771
Lloyds TSB Bank PLC
4.39%, 05/12/17(E)†	470,000	383,304
Royal Bank of Scotland Group PLC
7.09%, 10/29/49(E)†	500,000	293,960
Virgin Media Finance PLC
9.75%, 04/15/14(U)	450,000	465,832
9.13%, 08/15/16	860,000	640,700

		2,929,033

Venezuela — 0.3%
Republic of Venezuela
8.50%, 10/08/14Δ	26,000	13,650
5.75%, 02/26/16Δ	835,000	354,875
9.38%, 01/13/34	207,000	96,255
Venezuela Government Bond
7.00%, 03/31/38	246,000	90,405

		555,185

Virgin Islands (British) — 0.3%
GTL Trade Finance, Inc.
7.25%, 10/20/17	320,000	282,000
7.25%, 10/20/17 144AΔ	309,000	259,605

		541,605

Total Foreign Bonds (Cost $73,466,189)		52,325,645

MORTGAGE-BACKED SECURITIES — 13.4%
Bayview Commercial Asset Trust
0.70%, 07/25/36 144A†	276,084	200,258
Countrywide Alternative Loan Trust
0.74%, 07/20/35†	529,898	261,456
Countrywide Home Loan Mortgage Pass-Through Trust
0.87%, 09/25/35 144A†	677,154	519,447
Credit Suisse Mortgage Capital Certificates
5.70%, 07/15/17†	220,000	145,515
Federal Home Loan Mortgage Corporation
5.50%, 12/17/37	2,255,348	2,311,057
5.00%, 03/01/38	3,379,643	3,457,413
Federal National Mortgage Association
5.00%, 01/01/22 TBA	400,000	410,500
5.00%, 01/01/28 TBA	7,100,000	7,248,660
6.50%, 10/01/36	645,733	671,461
5.50%, 01/01/37 TBA	4,400,000	4,510,000
Government National Mortgage Association
6.00%, 01/01/38 TBA	800,000	825,250
6.00%, 01/01/39 TBA	200,000	205,750
JPMorgan Chase Commercial Mortgage Securities Corporation
5.42%, 01/15/38	80,000	56,557
5.82%, 06/15/38†	165,000	116,527
MASTR Adjustable Rate Mortgages Trust
3.06%, 12/25/46†	784,242	298,492
MASTR Reperforming Loan Trust
0.82%, 05/25/35 144A†	713,379	474,900

See Notes to Financial Statements.

	Par	Value
Thornburg Mortgage Securities Trust
0.64%, 01/25/36†	$688,924	$686,296

Total Mortgage-Backed Securities (Cost $23,135,525)		22,399,539

	Number of Contracts
PURCHASED OPTION — 0.3%
Call Option — 0.3%
90-Day Sterling Futures, Strike Price $94.50, Expires 03/19/09 (Cost $177,061)	67	449,738

	Shares
PREFERRED STOCKS — 0.7%
Bank of America Corporation CONV	500	325,000
CIT Group, Inc.Δ	4,849	62,552
El Paso Energy Capital Trust I CONV	500	12,800
Fannie Mae	3,700	3,759
Federal Home Loan Mortgage Corporation	10,625	4,144
Federal National Mortgage Association	15,650	12,990
Freddie Mac	24,500	9,821
General Motors Corporation CONV	140	448
Lehman Brothers Holdings, Inc.#Δ*	6,418	347
Lucent Technologies Capital Trust I CONV	1,891	642,940
Preferred Blocker (GMAC), Inc.+	527	158,100

Total Preferred Stocks (Cost $3,718,139)		1,232,901

COMMON STOCK — 0.0%
Financial Services — 0.0%
Freddie MacΔ (Cost $1,464,410)	104,601	76,359

MONEY MARKET FUNDS — 16.2%
GuideStone Money Market Fund (GS4 Class)¥	12,796,567	12,796,567
Northern Institutional Liquid Assets Portfolio§	14,403,133	14,403,133

Total Money Market Funds (Cost $27,199,700)		27,199,700

	Par
U.S. TREASURY OBLIGATIONS — 3.1%
U.S. Treasury Inflationary Index Bonds
2.00%, 01/15/16Δ	$1,290,000	1,348,891
1.38%, 07/15/18Δ	660,000	620,338
3.88%, 04/15/29Δ‡‡	1,260,000	2,084,994

		4,054,223

U.S. Treasury Notes
4.50%, 04/30/12	30,000	33,234
4.50%, 05/15/17Δ	920,000	1,079,851

		1,113,085

Total U.S. Treasury Obligations (Cost $5,020,087)		5,167,308

TOTAL INVESTMENTS — 111.7% (Cost $244,367,184)		187,080,981

Liabilities in Excess of Other Assets — (11.7)%		(19,616,205)

NET ASSETS — 100.0%		$167,464,776

PORTFOLIO SUMMARY (based on net assets)

	%
Corporate Bonds	43.4
Foreign Bonds	31.2
Money Market Funds	16.2
Mortgage-Backed Securities	13.4
Futures Contracts	5.8
Asset-Backed Securities	3.1
U.S. Treasury Obligations	3.1
Forward Foreign Currency Contracts	1.8
Preferred Stocks	0.7
Agency Obligations	0.3
Purchased Option	0.3
Common Stock	0.0	**

	119.3

**	Rounds to less than 0.005%.

See Notes to Financial Statements.

Global Bond Fund

SCHEDULE OF INVESTMENTS (Continued)

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices	$28,958,698	$73,835
Level 2 — Other Significant Observable Inputs	156,916,488	1,199,702
Level 3 — Significant Unobservable Inputs	1,205,795	—

Total	$187,080,981	$1,273,537

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments
Balance, 12/31/07	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Net purchases (sales)	—	—
Transfers in and/or out of Level 3	1,205,795	—

Balance, 12/31/08	$1,205,795	$—

See Notes to Financial Statements.

Equity Index Fund

The Equity Index Fund is a passively managed fund benchmarked against the S&P 500® Index. The Fund is comprised of domestic, large-cap equity stocks with both value- and growth-style orientations. The objective of the Fund is to closely replicate the performance of the S&P 500® Index within the investment guidelines. The Fund returned (37.37)% for the GS4 Class for the one-year period ending December 31, 2008, as compared to a (37.00)% return for the S&P 500® Index. The return differential was primarily a result of social restrictions and to a lesser extent Fund expenses. The Fund’s lack of ownership of various tobacco stocks detracted about 25 basis points (0.25)% from performance for the year. On an annualized five-year and since-inception basis, the Fund has generally lagged the index by about 40 basis points a year.

Please see page 133 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Equity Index Fund

Average Annual Total Returns as of 12/31/08

	GS2 Class*	GS4 Class*	GS6 Class*	Benchmark**
One Year	(37.32)%	(37.37)%	(37.52)%	(37.00)%
Five Year	(2.46)%	(2.61)%	(2.86)%	(2.19)%
Since Inception	(2.20)%	(2.25)%	(2.44)%	(1.82)%
Inception Date	08/27/01	08/27/01	08/27/01	08/27/01
Total Fund Operating Expenses (August 5, 2008 Prospectus)	0.21%	0.41%	0.68%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the S&P 500® Index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**

The S&P 500® Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc. The S&P 500® Index includes 500 of the largest stocks (in terms of market value) in the United States.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Equity Index Fund
SCHEDULE OF INVESTMENTS	December 31, 2008

	Shares	Value
COMMON STOCKS — 95.9%
Auto & Transportation — 2.5%
Burlington Northern Santa Fe Corporation	10,500	$794,955
CH Robinson Worldwide, Inc.Δ	6,300	346,689
CSX Corporation	14,900	483,803
Expeditors International Washington, Inc.	7,900	262,833
FedEx Corporation	11,500	737,725
Ford Motor Co.Δ*	87,893	201,275
General Motors CorporationΔ	21,900	70,080
Genuine Parts Co.	6,000	227,160
Goodyear Tire & Rubber Co. (The)Δ*	9,100	54,327
Harley-Davidson, Inc.Δ	8,800	149,336
Norfolk Southern CorporationΔ	13,900	653,995
PACCAR, Inc.	13,468	385,185
Southwest Airlines Co.	27,100	233,602
Union Pacific Corporation	18,800	898,640
United Parcel Service, Inc. Class B	37,300	2,057,468

		7,557,073

Consumer Discretionary — 10.8%
Amazon.com, Inc.*	11,984	614,540
Apollo Group, Inc. Class AΔ*	3,921	300,427
AutoNation, Inc.Δ*	4,125	40,755
AutoZone, Inc.*	1,400	195,258
Avon Products, Inc.Δ	15,800	379,674
Bed Bath & Beyond, Inc.Δ*	9,600	244,032
Best Buy Co., Inc.Δ	12,625	354,889
Big Lots, Inc.Δ*	3,100	44,919
Black & Decker CorporationΔ	2,200	91,982
Carnival Corporation	16,300	396,416
CBS Corporation Class B	25,300	207,207
Cintas CorporationΔ	5,000	116,150
Coach, Inc.*	12,200	253,394
Convergys Corporation*	4,700	30,127
Costco Wholesale Corporation	16,100	845,250
Darden Restaurants, Inc.Δ	5,250	147,945
DIRECTV Group, Inc. (The)Δ*	20,200	462,782
Donnelley (R.R.) & Sons Co.	7,600	103,208
Eastman Kodak Co.Δ	9,900	65,142
eBay, Inc.*	39,900	557,004
Electronic Arts, Inc.*	11,900	190,876
Estee Lauder Cos., Inc. Class AΔ	4,300	133,128
Expedia, Inc.*	8,039	66,241
Family Dollar Stores, Inc.Δ	5,200	135,564
Fastenal Co.Δ	4,800	167,280
GameStop Corporation Class AΔ*	6,100	132,126
Gannett Co., Inc.Δ	8,700	69,600
Gap, Inc. (The)	17,500	234,325
Google, Inc.*	8,935	2,748,853
Harman International Industries, Inc.	2,300	38,479
Hasbro, Inc.Δ	4,700	137,099
Home Depot, Inc. (The)	63,420	1,459,928
Ingersoll-Rand Co., Ltd. Class A	11,895	206,378
International Flavors & Fragrances, Inc.Δ	2,900	86,188
Interpublic Group Cos., Inc.Δ*	18,048	71,470
Jones Apparel Group, Inc.	3,100	18,166
Kimberly-Clark Corporation	15,300	806,922
Kohl’s Corporation*	11,300	409,060
Leggett & Platt, Inc.	5,800	88,102
Limited BrandsΔ	10,100	101,404
Lowe’s Cos., Inc.	54,600	1,174,992
Macy’s, Inc.Δ	15,712	162,619
Manitowoc Co., Inc.	5,000	43,300
Marriott International, Inc. Class A	11,000	213,950
Mattel, Inc.	13,400	214,400
McDonald’s Corporation	41,500	2,580,885
McGraw-Hill Co., Inc. (The)	11,800	273,642
Meredith CorporationΔ	1,400	23,968
Monster Worldwide, Inc.Δ*	4,600	55,614
New York Times Co. Class AΔ	4,400	32,252
Newell Rubbermaid, Inc.	10,200	99,756
NIKE, Inc. Class B	14,500	739,500
Nordstrom, Inc.Δ	6,000	79,860
Office Depot, Inc.*	10,500	31,290
Omnicom Group, Inc.	11,800	317,656
Penney (JC) Co., Inc.Δ	8,200	161,540
Polo Ralph Lauren CorporationΔ	2,100	95,361
RadioShack Corporation	4,600	54,924
Republic Services, Inc.Δ	11,900	295,001
Robert Half International, Inc.Δ	5,800	120,756
Scripps Networks Interactive, Inc.Δ	3,400	74,800
Sears Holdings CorporationΔ*	2,089	81,200
Snap-On, Inc.	2,200	86,636
Stanley Works (The)	2,900	98,890
Staples, Inc.	26,300	471,296
Starbucks Corporation*	27,000	255,420
Starwood Hotels & Resorts Worldwide, Inc.Δ	6,800	121,720
Target CorporationΔ	27,900	963,387
Tiffany & Co.Δ	4,600	108,698
Time Warner, Inc.	133,000	1,337,980
TJX Cos., Inc.	15,600	320,892
Total System Services, Inc.Δ	7,387	103,418
VeriSign, Inc.Δ*	7,200	137,376
VF Corporation	3,200	175,264
Wal-Mart Stores, Inc.Δ	83,400	4,675,404
Walt Disney Co. (The)	68,902	1,563,386
Washington Post Co.	231	90,148
Waste Management, Inc.	18,200	603,148
Whirlpool Corporation	2,794	115,532
Wyndham Worldwide Corporation	6,780	44,409
Yahoo!, Inc.*	51,300	625,860
Yum! Brands, Inc.Δ	17,300	544,950

		32,123,370

Consumer Staples — 7.6%
Campbell Soup Co.	7,900	237,079
Clorox Co.	5,100	283,356
Coca-Cola Co. (The)	74,000	3,349,980
Coca-Cola Enterprises, Inc.Δ	11,600	139,548
Colgate-Palmolive Co.	18,900	1,295,406
ConAgra Foods, Inc.	16,700	275,550
Dean Foods Co.Δ*	5,500	98,835
Dr Pepper Snapple Group, Inc.*	9,400	152,750
General Mills, Inc.	12,500	759,375
Heinz (H.J.) Co.	11,600	436,160
Hershey Co. (The)	6,200	215,388

See Notes to Financial Statements.

Equity Index Fund

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
J.M. Smucker Co. (The)	4,303	$186,578
Kellogg Co.	9,300	407,805
Kraft Foods, Inc. Class A	54,700	1,468,695
Kroger Co.	24,200	639,122
McCormick & Co., Inc.Δ	4,800	152,928
Pepsi Bottling Group, Inc.	5,100	114,801
PepsiCo, Inc.	58,040	3,178,851
Procter & Gamble Co.	111,010	6,862,614
Safeway, Inc.	16,100	382,697
Sara Lee Corporation	26,300	257,477
SUPERVALU, Inc.	8,048	117,501
SYSCO Corporation	22,300	511,562
Tyson Foods, Inc. Class AΔ	10,900	95,484
Walgreen Co.	36,600	902,922
Whole Foods Market, Inc.Δ	5,300	50,032

		22,572,496

Financial Services — 14.1%
AFLAC, Inc.	17,400	797,616
Allstate Corporation (The)	19,952	653,628
American Capital, Ltd.Δ	7,800	25,272
American Express Co.	42,900	795,795
American International Group, Inc.	100,292	157,458
Ameriprise Financial, Inc.	8,140	190,150
AON Corporation	10,300	470,504
Apartment Investment & Management Co. Class A REITΔ	3,732	43,105
Assurant, Inc.	4,300	129,000
Automatic Data Processing, Inc.	18,800	739,592
AvalonBay Communities, Inc. REITΔ	2,900	175,682
Bank of America CorporationΔ	186,617	2,627,567
Bank of New York Mellon Corporation	42,462	1,202,948
BB&T CorporationΔ	20,800	571,168
Block (H&R), Inc.	12,300	279,456
Boston Properties, Inc. REIT	4,400	242,000
Capital One Financial Corporation	14,437	460,396
CB Richard Ellis Group, Inc. Class A*	7,600	32,832
Chubb Corporation	13,200	673,200
CIGNA Corporation	10,300	173,555
Cincinnati Financial CorporationΔ	5,986	174,013
CIT Group, Inc.Δ	10,700	48,578
Citigroup, Inc.	203,330	1,364,344
CME Group, Inc.	2,455	510,910
Comerica, Inc.Δ	5,600	111,160
Developers Diversified Realty Corporation REIT	4,500	21,960
Discover Financial ServicesΔ	17,900	170,587
Dun & Bradstreet CorporationΔ	2,000	154,400
E*TRADE Financial CorporationΔ*	17,500	20,125
Equifax, Inc.Δ	4,800	127,296
Equity Residential Properties Trust REIT	10,100	301,182
Federated Investors, Inc. Class B	3,300	55,968
Fidelity National Information Services, Inc.	6,900	112,263
Fifth Third BancorpΔ	21,494	177,540
First Horizon National CorporationΔ	7,324	77,415
First Horizon National Corporation Placeholder Shares	89,056	—
Fiserv, Inc.Δ*	5,900	214,583
Franklin Resources, Inc.Δ	5,600	357,168
Genworth Financial, Inc. Class A	16,600	46,978
Goldman Sachs Group, Inc.	16,354	1,380,114
Hartford Financial Services Group, Inc.	11,200	183,904
HCP, Inc. REITΔ	9,296	258,150
Host Hotels & Resorts, Inc. REITΔ	19,200	145,344
Hudson City Bancorp, Inc.	19,200	306,432
Huntington Bancshares, Inc.Δ	13,600	104,176
IntercontinentalExchange, Inc.Δ*	2,800	230,832
Invesco, Ltd.Δ	14,400	207,936
Janus Capital Group, Inc.Δ	5,700	45,771
JPMorgan Chase & Co.	139,189	4,388,629
KeyCorp	18,400	156,768
Kimco Realty Corporation REITΔ	8,600	157,208
Legg Mason, Inc.	5,240	114,808
Leucadia National CorporationΔ*	6,600	130,680
Lincoln National Corporation	9,619	181,213
Loews Corporation	13,491	381,121
M&T Bank CorporationΔ	2,800	160,748
Marsh & McLennan Cos., Inc.	19,100	463,557
Marshall & Ilsley Corporation	9,800	133,672
Mastercard, Inc. Class AΔ	2,700	385,911
MBIA, Inc.Δ*	7,400	30,118
Merrill Lynch & Co., Inc.	59,980	698,167
MetLife, Inc.Δ	29,400	1,024,884
Moody’s Corporation	7,300	146,657
Morgan Stanley	39,500	633,580
NASDAQ OMX Group, Inc.Δ*	5,100	126,021
National City Corporation	78,057	141,283
Northern Trust Corporation	8,357	435,734
NYSE Euronext	9,900	271,062
Paychex, Inc.Δ	11,900	312,732
People’s United Financial, Inc.Δ	12,800	228,224
Plum Creek Timber Co., Inc. REITΔ	6,400	222,336
PNC Financial Services Group, Inc.	12,800	627,200
Principal Financial GroupΔ	9,800	221,186
Progressive Corporation (The)	24,996	370,191
ProLogis REITΔ	9,800	136,122
Prudential Financial, Inc.	15,800	478,108
Public Storage REITΔ	4,625	367,688
Regions Financial CorporationΔ	25,929	206,395
Ryder System, Inc.	2,100	81,438
Schwab (Charles) Corporation (The)	34,506	557,962
Simon Property Group, Inc. REITΔ	8,300	440,979
SLM Corporation*	17,400	154,860
Sovereign Bancorp, Inc.*	20,065	59,794
State Street CorporationΔ	16,000	629,280
SunTrust Banks, Inc.Δ	13,200	389,928
T. Rowe Price Group, Inc.Δ	9,600	340,224
Torchmark CorporationΔ	3,200	143,040
Travelers Cos., Inc.	21,756	983,371
Unum Group	12,300	228,780

See Notes to Financial Statements.

	Shares	Value
US Bancorp	65,700	$1,643,157
Vornado Realty Trust REITΔ	5,100	307,785
Wachovia Corporation	79,883	442,552
Wells Fargo & Co.	141,360	4,167,293
Western Union Co.	27,017	387,424
XL Capital, Ltd. Class AΔ	11,600	42,920
Zions BancorporationΔ	4,100	100,491

		41,783,334

Healthcare — 15.0%
Abbott Laboratories	57,600	3,074,112
Aetna, Inc.	17,100	487,350
Allergan, Inc.	11,430	460,858
AmerisourceBergen Corporation	5,944	211,963
Amgen, Inc.*	39,565	2,284,879
Bard (C.R.), Inc.	3,700	311,762
Baxter International, Inc.	23,100	1,237,929
Becton Dickinson & Co.	9,000	615,510
Biogen Idec, Inc.*	10,730	511,070
Boston Scientific CorporationΔ*	55,500	429,570
Bristol-Myers Squibb Co.	73,200	1,701,900
Cardinal Health, Inc.	13,279	457,727
Celgene Corporation*	17,200	950,816
Cephalon, Inc.Δ*	2,500	192,600
Conventry Health Care, Inc.*	5,530	82,286
Covidien, Ltd.Δ	18,546	672,107
CVS Caremark Corporation	53,527	1,538,366
DaVita, Inc.Δ*	3,900	193,323
Dentsply International, Inc.Δ	5,600	158,144
Eli Lilly & Co.	37,100	1,494,017
Express Scripts, Inc.*	9,338	513,403
Forest Laboratories, Inc.*	11,400	290,358
Genzyme Corporation*	10,200	676,974
Gilead Sciences, Inc.*	34,200	1,748,988
Hospira, IncΔ*	5,950	159,579
Humana, Inc.*	6,300	234,864
IMS Health, Inc.	6,800	103,088
Intuitive Surgical, Inc.*	1,400	177,786
Johnson & Johnson	103,490	6,191,807
King Pharmaceuticals, Inc.*	9,100	96,642
Laboratory Corporation of America HoldingsΔ*	4,100	264,081
Life Technologies Corporation*	6,033	140,629
McKesson Corporation	10,200	395,046
Medco Health Solutions, Inc.*	18,652	781,705
Medtronic, Inc.	41,600	1,307,072
Merck & Co., Inc.	78,900	2,398,560
Millipore CorporationΔ*	2,100	108,192
Mylan Laboratories, Inc.Δ*	11,500	113,735
Patterson Cos., Inc.Δ*	3,400	63,750
Pfizer, Inc.	250,783	4,441,367
Quest Diagnostics, Inc.	5,800	301,078
Schering-Plough Corporation	60,200	1,025,206
St. Jude Medical, Inc.*	12,600	415,296
Stericycle, Inc.*	3,200	166,656
Stryker CorporationΔ	9,200	367,540
Tenet Healthcare CorporationΔ*	15,750	18,112
Thermo Fisher Scientific, Inc.*	15,510	528,426
UnitedHealth Group, Inc.	45,000	1,197,000
Varian Medical Systems, Inc.*	4,600	161,184
Watson Pharmaceuticals, Inc.Δ*	3,900	103,623
WellPoint, Inc.*	18,912	796,763
Wyeth	49,400	1,852,994
Zimmer Holdings, Inc.*	8,320	336,294

		44,544,087

Integrated Oils — 9.1%
Chevron Corporation	75,741	5,602,562
ConocoPhillips	55,458	2,872,724
Exxon Mobil Corporation	189,344	15,115,332
Hess Corporation	10,600	568,584
Marathon Oil Corporation	26,084	713,658
Murphy Oil Corporation	7,100	314,885
Occidental Petroleum Corporation	30,100	1,805,699

		26,993,444

Materials & Processing — 3.5%
Air Products & Chemicals, Inc.	7,800	392,106
AK Steel CorporationΔ	4,300	40,076
Alcoa, Inc.	29,800	335,548
Allegheny Technologies, Inc.Δ	3,600	91,908
Archer-Daniels-Midland Co.	23,827	686,932
Avery Dennison CorporationΔ	4,000	130,920
Ball Corporation	3,492	145,232
Bemis Co.	3,800	89,984
CF Industries Holdings, Inc.	2,100	103,236
Dow Chemical Co. (The)	34,200	516,078
Du Pont (E.I.) de Nemours & Co.	33,355	843,881
Eastman Chemical Co.	2,700	85,617
Ecolab, Inc.	6,300	221,445
Fluor Corporation	6,700	300,629
Freeport-McMoRan Copper & Gold, Inc.	14,062	343,675
International Paper Co.	15,935	188,033
Masco Corporation	13,500	150,255
MeadWestvaco Corporation	6,445	72,120
Monsanto Co.	20,320	1,429,512
Newmont Mining CorporationΔ	16,900	687,830
Nucor Corporation	11,689	540,032
Owens-Illinois, Inc.*	6,200	169,446
Pactiv CorporationΔ*	4,800	119,424
PPG Industries, Inc.	6,100	258,823
Praxair, Inc.	11,480	681,453
Precision Castparts Corporation	5,200	309,296
Rohm & Haas Co.	4,600	284,234
Sealed Air Corporation	6,000	89,640
Sherwin-Williams Co.Δ	3,700	221,075
Sigma-Aldrich CorporationΔ	4,600	194,304
Titanium Metals CorporationΔ	3,500	30,835
United States Steel CorporationΔ	4,300	159,960
Vulcan Materials Co.Δ	4,100	285,278
Weyerhaeuser Co.Δ	7,860	240,595

		10,439,412

Other — 3.4%
3M Co.	25,800	1,484,532
Eaton Corporation	6,128	304,623
General Electric Co.	390,500	6,326,100
Honeywell International, Inc.	27,000	886,410
Jacobs Engineering Group, Inc.*	4,500	216,450
Johnson Controls, Inc.	21,976	399,084
Textron, Inc.Δ	9,000	124,830
Tyco International, Ltd.	17,646	381,154

		10,123,183

See Notes to Financial Statements.

Equity Index Fund

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Other Energy — 4.2%
Anadarko Petroleum Corporation	17,200	$663,060
Apache Corporation	12,348	920,296
Baker Hughes, Inc.Δ	11,400	365,598
BJ Services Co.Δ	10,900	127,203
Cabot Oil & Gas Corporation	3,700	96,200
Cameron International Corporation*	8,000	164,000
Chesapeake Energy CorporationΔ	19,866	321,233
Consol Energy, Inc.Δ	6,800	194,344
Devon Energy Corporation	16,300	1,071,073
Dynegy, Inc. Class AΔ*	18,824	37,648
El Paso Corporation	26,400	206,712
ENSCO International, Inc.	5,300	150,467
EOG Resources, Inc.	9,200	612,536
Equitable Resources, Inc.	4,800	161,040
Exterran Holdings, Inc.*	13	277
FPL Group, Inc.	15,400	775,082
Halliburton Co.	33,175	603,122
Massey Energy Co.	3,200	44,128
Nabors Industries, Ltd.Δ*	10,400	124,488
National Oilwell Varco, Inc.*	15,700	383,708
Noble CorporationΔ	9,800	216,482
Noble Energy, Inc.	6,400	315,008
Peabody Energy Corporation	10,000	227,500
Pioneer Natural Resouces Co.	4,500	72,810
Range Resources CorporationΔ	5,784	198,912
Rowan Cos., Inc.Δ	4,200	66,780
Schlumberger, Ltd.	44,700	1,892,151
Smith International, Inc.	8,123	185,935
Southwestern Energy Co.*	12,700	367,919
Sunoco, Inc.Δ	4,500	195,570
Tesoro CorporationΔ	5,200	68,484
Valero Energy Corporation	19,400	419,816
Weatherford International, Ltd.*	25,196	272,621
Williams Cos., Inc.	21,500	311,320
XTO Energy, Inc.	21,457	756,788

		12,590,311

Producer Durables — 4.6%
Agilent Technologies, Inc.*	13,200	206,316
American Tower Corporation Class A*	14,700	431,004
Applied Materials, Inc.	49,600	502,448
Boeing Co. (The)	27,300	1,164,891
Caterpillar, Inc.	22,500	1,005,075
Centex Corporation	4,800	51,072
Cooper Industries, Ltd. Class AΔ	6,500	189,995
Cummins, Inc.	7,600	203,148
Danaher Corporation	9,400	532,134
Deere & Co.	15,800	605,456
Dover Corporation	7,000	230,440
DR Horton, Inc.	10,200	72,114
Emerson Electric Co.	28,500	1,043,385
Flowserve Corporation	2,100	108,150
Goodrich Corporation	4,700	173,994
Grainger (W.W.), Inc.Δ	2,400	189,216
Illinois Tool Works, Inc.	14,600	511,730
ITT Industries, Inc.Δ	6,700	308,133
KB HomeΔ	2,900	39,498
KLA-Tencor Corporation	6,300	137,277
Lennar Corporation Class AΔ	5,300	45,951
Lexmark International, Inc.*	2,900	78,010
Lockheed Martin Corporation	12,300	1,034,184
Molex, Inc.Δ	5,250	76,073
Northrop Grumman Corporation	12,156	547,506
Novellus Systems, Inc.Δ*	3,700	45,658
Pall Corporation	4,400	125,092
Parker Hannifin Corporation	6,050	257,367
Pitney Bowes, Inc.	7,800	198,744
Pulte Homes, Inc.Δ	8,108	88,620
Raytheon Co.	15,400	786,016
Rockwell Collins, Inc.Δ	5,900	230,631
Teradyne, Inc.Δ*	6,400	27,008
United Technologies Corporation	35,400	1,897,440
Waters CorporationΔ*	3,700	135,605
Xerox CorporationΔ	32,300	257,431

		13,536,812

Technology — 12.9%
Adobe Systems, Inc.*	19,600	417,284
Advanced Micro Devices, Inc.Δ*	23,100	49,896
Affiliated Computer Services, Inc. Class AΔ*	3,600	165,420
Akamai Technologies, Inc.*	6,400	96,576
Altera Corporation	11,100	185,481
Amphenol Corporation	6,700	160,666
Analog Devices, Inc.Δ	10,800	205,416
Apple, Inc.*	33,100	2,825,085
Autodesk, Inc.*	8,360	164,274
BMC Software, Inc.*	7,100	191,061
Broadcom Corporation Class A*	16,450	279,156
CA, Inc.	14,570	269,982
Ciena CorporationΔ*	3,328	22,298
Cisco Systems, Inc.*	218,000	3,553,400
Citrix Systems, Inc.*	6,700	157,919
Cognizant Technology Solutions Corporation Class A*	10,900	196,854
Computer Sciences Corporation*	5,700	200,298
Compuware Corporation*	9,600	64,800
Corning, Inc.	57,800	550,834
Dell, Inc.*	64,500	660,480
EMC Corporation*	76,600	802,002
FLIR Systems, Inc.*	5,200	159,536
General Dynamics Corporation	14,500	835,055
Harris Corporation	5,000	190,250
Hewlett-Packard Co.	91,002	3,302,463
Intel Corporation	207,100	3,036,086
International Business Machines Corporation	50,100	4,216,416
Intuit, Inc.Δ*	12,000	285,480
Jabil Circuit, Inc.Δ	8,100	54,675
JDS Uniphase CorporationΔ*	8,475	30,934
Juniper Networks, Inc.Δ*	19,600	343,196
L-3 Communications Holdings, Inc.	4,400	324,632
Linear Technology CorporationΔ	8,300	183,596
LSI CorporationΔ*	24,300	79,947
McAfee, Inc.*	5,700	197,049
MEMC Electronic Materials, Inc.Δ*	8,500	121,380
Microchip Technology, Inc.	6,800	132,804

See Notes to Financial Statements.

	Shares	Value
Micron Technology, Inc.Δ*	29,100	$76,824
Microsoft Corporation	285,330	5,546,815
Motorola, Inc.	83,800	371,234
National Semiconductor CorporationΔ	7,400	74,518
NetApp, Inc.*	12,200	170,434
Novell, Inc.*	13,400	52,126
NVIDIA Corporation*	19,950	160,996
Oracle Corporation*	145,500	2,579,715
PerkinElmer, Inc.Δ	4,400	61,204
QLogic Corporation*	4,700	63,168
QUALCOMM, Inc.	61,400	2,199,962
Rockwell Automation, Inc.Δ	5,300	170,872
Salesforce.com, Inc.Δ*	3,900	124,839
SanDisk Corporation*	8,500	81,600
Sun Microsystems, Inc.Δ*	27,500	105,050
Symantec CorporationΔ*	31,270	422,770
Tellabs, Inc.*	15,000	61,800
Teradata CorporationΔ*	6,700	99,361
Texas Instruments, Inc.	48,200	748,064
Tyco Electronics, Ltd.	17,046	276,316
Xilinx, Inc.	10,200	181,764

		38,342,113

Utilities — 8.2%
AES Corporation*	25,100	206,824
Allegheny Energy, Inc.	6,200	209,932
Ameren CorporationΔ	7,800	259,428
American Electric Power Co., Inc.	14,900	495,872
AT&T, Inc.	219,072	6,243,552
Centerpoint Energy, Inc.	12,300	155,226
CenturyTel, Inc.	3,900	106,587
CMS Energy CorporationΔ	8,600	86,946
Comcast Corporation Class A	107,172	1,809,063
Consolidated Edison, Inc.Δ	10,100	393,193
Constellation Energy Group, Inc.	6,600	165,594
Dominion Resources, Inc.	21,440	768,410
DTE Energy Co.	6,100	217,587
Duke Energy Corporation	47,768	716,998
Edison InternationalΔ	12,000	385,440
Embarq Corporation	5,444	195,766
Entergy Corporation	7,152	594,546
Exelon Corporation	24,724	1,374,902
FirstEnergy Corporation	11,584	562,751
Frontier Communications CorporationΔ	12,000	104,880
Integrys Energy Group, Inc.Δ	2,800	120,344
Nicor, Inc.	1,700	59,058
NiSource, Inc.	10,300	112,991
Pepco Holdings, Inc.	7,600	134,976
PG&E Corporation	13,300	514,843
Pinnacle West Capital Corporation	3,800	122,094
PPL Corporation	14,300	438,867
Progress Energy, Inc.	9,700	386,545
Public Service Enterprise Group, Inc.	18,900	551,313
Questar Corporation	6,400	209,216
Qwest Communications International, Inc.Δ	54,900	199,836
SCANA Corporation	4,400	156,640
Sempra EnergyΔ	9,100	387,933
Southern Co. (The)	29,100	1,076,700
Spectra Energy Corporation	23,184	364,916
Sprint Nextel Corporation*	106,393	194,699
TECO Energy, Inc.Δ	8,000	98,800
Verizon Communications, Inc.	105,474	3,575,568
Windstream CorporationΔ	16,699	153,631
Wisconsin Energy Corporation	4,300	180,514
Xcel Energy Inc.	16,300	302,365

		24,395,346

Total Common Stocks (Cost $335,673,804)		285,000,981

MONEY MARKET FUNDS — 9.8%
GuideStone Money Market Fund (GS4 Class)¥	8,956,628	8,956,628
Northern Institutional Liquid Assets Portfolio§	20,348,261	20,348,261

Total Money Market Funds (Cost $29,304,889)		29,304,889

	Par
U.S. TREASURY OBLIGATIONS — 0.8%
U.S. Treasury Bills
0.00%, 05/14/09‡‡	$55,000	54,988
0.04%, 05/14/09‡‡	35,000	34,992
0.06%, 05/14/09‡‡	15,000	14,997
0.07%, 05/14/09‡‡	60,000	59,987
0.10%, 05/14/09‡‡	1,925,000	1,924,576
0.20%, 05/14/09‡‡	195,000	194,957

Total U.S. Treasury Obligations (Cost $2,284,122)		2,284,497

TOTAL INVESTMENTS — 106.5% (Cost $367,262,815)		316,590,367

Liabilities in Excess of Other Assets — (6.5)%		(19,396,813)

NET ASSETS — 100.0%		$297,193,554

PORTFOLIO SUMMARY (based on net assets)

%
Healthcare	15.0
Financial Services	14.1
Technology	12.9
Consumer Discretionary	10.8
Money Market Funds	9.8
Integrated Oils	9.1
Utilities	8.2
Consumer Staples	7.6
Producer Durables	4.6
Other Energy	4.2
Futures Contracts	3.6
Materials & Processing	3.5
Other	3.4
Auto & Transportation	2.5
U.S. Treasury Obligations	0.8

110.1

See Notes to Financial Statements.

Equity Index Fund

SCHEDULE OF INVESTMENTS (Continued)

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices	$314,305,870	$291,663
Level 2 — Other Significant Observable Inputs	2,284,497	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$316,590,367	$291,663

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

See Notes to Financial Statements.

Real Estate Securities Fund

The Real Estate Securities Fund provides exposure to real estate by investing in public real estate securities with strong cash flow growth potential that provides the capacity for sustained dividend increases. The Fund is diversified among property sectors and geographical locations. The Fund became a registered mutual fund on December 29, 2006, but prior to that, it was offered in an unregistered fund to eligible participants beginning in January 2006. The Fund’s sub-adviser, RREEF America L.L.C., has managed assets for GuideStone Financial Resources since April 2000. Entering the fourth quarter of 2008, real estate investment trusts (REITs) were relative outperformers compared to broader equity indices. This changed abruptly as REITs fell victim to the systematic increase in risk aversion and erased their year to date relative gains. By the time the quarter was through, the Dow Jones Wilshire Real Estate Securities Index had fallen approximately 40%, by far the worst year ever for REITs. The Fund slightly underperformed its benchmark, the Dow Jones Wilshire Real Estate Securities Index, in 2008 by 52 basis points ((40.35)% versus (39.83)%). The Fund was ahead of its benchmark on an annualized basis, trailed slightly on an annualized five-year basis and remained ahead on a since-inception basis.

Please see page 137 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

This Fund invests substantial assets in REITs that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

Real Estate Securities Fund

Average Annual Total Returns as of 12/31/08

	GS4 Class*	Benchmark**
One Year	(40.35)%	(39.83)%
Since Inception	(29.07)%	(29.42)%
Inception Date	12/29/06	12/29/06
Total Fund Operating Expenses (August 5, 2008 Prospectus)	1.18%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Dow Jones Wilshire Real Estate Securities Index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	The Dow Jones Wilshire Real Estate Securities Index is an unmanaged, broad-based, market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies, not including special purpose or healthcare REITs. It is comprised of major companies engaged in the equity ownership and operation of commercial real estate.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Real Estate Securities Fund

SCHEDULE OF INVESTMENTS	December 31, 2008

	Shares	Value
COMMON STOCKS — 93.0%
Financial Services — 93.0%
AMB Property Corporation REITΔ	45,050	$1,055,071
American Campus Communities, Inc. REIT	71,600	1,466,368
AvalonBay Communities, Inc. REITΔ	83,625	5,066,003
BioMed Realty Trust, Inc. REITΔ	101,550	1,190,166
Boston Properties, Inc. REITΔ	65,500	3,602,500
BRE Properties, Inc. REITΔ	65,200	1,824,296
Brookfield Properties CorporationΔ	95,363	737,156
Camden Property Trust REITΔ	32,100	1,006,014
DCT Industrial Trust, Inc. REITΔ	146,250	740,025
Digital Realty Trust, Inc. REITΔ	90,800	2,982,780
DuPont Fabros Technology, Inc. REITΔ	53,100	109,917
Equity Lifestyle Properties, Inc. REITΔ	50,050	1,919,918
Equity Residential Properties Trust REITΔ	109,750	3,272,745
Extra Space Storage, Inc. REITΔ	104,700	1,080,504
Federal Realty Investors Trust REIT	46,400	2,880,512
HCP, Inc. REITΔ	7,800	216,606
Hospitality Properites Trust REITΔ	20,900	310,783
Host Hotels & Resorts, Inc. REITΔ	184,477	1,396,491
Kilroy Realty Corporation REITΔ	20,200	675,892
Liberty Property Trust REITΔ	65,800	1,502,214
LTC Properties, Inc. REIT	36,255	735,251
Macerich Co. (The) REITΔ	28,850	523,916
Medical Properties Trust, Inc. REITΔ	156,809	989,465
Nationwide Health Properties, Inc. REITΔ	91,810	2,636,783
Omega Healthcare Investors, Inc. REITΔ	17,800	284,266
Post Properties, Inc. REITΔ	53,125	876,562
ProLogis REITΔ	80,450	1,117,451
Public Storage REITΔ	80,680	6,414,060
Regency Centers Corporation REITΔ	91,350	4,266,045
Saul Centers, Inc. REIT	7,300	288,350
Senior Housing Properties Trust REITΔ	152,735	2,737,011
Simon Property Group, Inc. REITΔ	142,075	7,548,445
SL Green Realty Corporation REITΔ	43,150	1,117,585
Taubman Centers, Inc. REITΔ	34,850	887,281
Ventas, Inc. REITΔ	160,286	5,380,801
Vornado Realty Trust REITΔ	101,238	6,109,713

Total Common Stocks (Cost $103,465,639)		74,948,946

MONEY MARKET FUNDS — 34.5%
GuideStone Money Market Fund (GS4 Class)¥	4,415,039	4,415,039
Northern Institutional Liquid Assets Portfolio§	23,423,794	23,423,794

Total Money Market Funds (Cost $27,838,833)		27,838,833

	Par
U.S. TREASURY OBLIGATIONS — 1.0%
U.S. Treasury Bills
0.01%, 05/14/09‡‡	$20,000	19,996
0.10%, 05/14/09‡‡	745,000	744,836

Total U.S. Treasury Obligations (Cost $764,724)		764,832

TOTAL INVESTMENTS — 128.5% (Cost $132,069,196)		103,552,611

Liabilities in Excess of Other Assets — (28.5)%		(22,973,362)

NET ASSETS — 100.0%		$80,579,249

PORTFOLIO SUMMARY (based on net assets)
%
Financial Services	93.0
Money Market Funds	34.5
Futures Contracts	6.2
U.S. Treasury Obligations	1.0

134.7

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices	$102,787,779	$238,305
Level 2 — Other Significant Observable Inputs	764,832	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$103,552,611	$238,305

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

See Notes to Financial Statements.

Value Equity Fund

The Value Equity Fund invests in a diversified portfolio of large- and medium-size U.S. companies whose stocks are considered by the Fund’s investment managers to be attractive from a valuation perspective. The GS4 Class slightly trailed its benchmark, the Russell 1000® Value Index, for the one-year period ((36.95)% versus (36.85)%). Across the market capitalization spectrum, the Russell style indices indicate that value stocks fell slightly less than growth stocks for 2008, despite the preponderance of financial sector companies classified as value stocks. The Financial Services sector clearly led the market down in 2008 under the weight of a systematic crisis of the world’s banking companies. This sector within the Russell 1000® Value Index fell 52% for the year. The Value Equity Fund was meaningfully underweight to the Financial Services sector during 2008 which was a notable benefit to performance relative to the benchmark. However, the GS4 Class has underperformed its benchmark on an annualized five-year basis and since-inception basis.

Please see page 142 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Value Equity Fund

Average Annual Total Returns as of 12/31/08

	GS2 Class*	GS4 Class*	GS6 Class*	Benchmark**
One Year	(36.81)%	(36.95)%	(37.20)%	(36.85)%
Five Year	(1.26)%	(1.44)%	(1.76)%	(0.79)%
Since Inception	(0.15)%	(0.45)%	(0.65)%	0.30%
Inception Date	08/27/01	08/27/01	08/27/01	08/27/01
Total Fund Operating Expenses (August 5, 2008 Prospectus)	0.67%	0.87%	1.13%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Russell 1000® Value Index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

The Russell 1000® Value Index is a large-cap index consisting of those Russell 1000® Index securities with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Value Equity Fund
SCHEDULE OF INVESTMENTS	December 31, 2008

	Shares	Value
COMMON STOCKS — 96.7%
Auto & Transportation — 1.4%
Autoliv, Inc.Δ	28,300	$607,318
Burlington Northern Santa Fe Corporation	101,500	7,684,565
CSX Corporation	30,500	990,335
FedEx Corporation	15,800	1,013,570
Norfolk Southern Corporation	37,100	1,745,555
Overseas Shipholding Group, Inc.Δ	27,300	1,149,603
Union Pacific Corporation	22,300	1,065,940

		14,256,886

Consumer Discretionary — 10.7%
Aeropostale, Inc.*	47,900	771,190
Big Lots, Inc.Δ*	98,900	1,433,061
BJ’s Wholesale Club, Inc.Δ*	32,700	1,120,302
Carnival CorporationΔ	303,400	7,378,688
Coach, Inc.*	123,300	2,560,941
DIRECTV Group, Inc. (The)Δ*	69,300	1,587,663
Estee Lauder Cos., Inc. Class AΔ	43,589	1,349,515
Gannett Co., Inc.Δ	154,000	1,232,000
Gap, Inc. (The)	342,300	4,583,397
Hasbro, Inc.	101,300	2,954,921
Hewitt Associates, Inc. Class AΔ*	64,500	1,830,510
Home Depot, Inc. (The)	587,988	13,535,484
Interpublic Group Cos., Inc.Δ*	316,200	1,252,152
Kimberly-Clark Corporation	155,600	8,206,344
Lowe’s Cos., Inc.	70,900	1,525,768
Mattel, Inc.	311,900	4,990,400
McDonald’s Corporation	138,600	8,619,534
Netflix, Inc.Δ*	96,400	2,881,396
Omnicom Group, Inc.	1,200	32,304
Panera Bread Co.Δ*	12,100	632,104
Polo Ralph Lauren CorporationΔ	42,700	1,939,007
Shaw Communications, Inc. Class BΔ	139,500	2,466,360
Sony Corporation ADRΔ	143,200	3,131,784
Stanley Works (The)Δ	241,500	8,235,150
Staples, Inc.Δ	5,100	91,392
Target CorporationΔ	3,000	103,590
Time Warner Cable, Inc.Δ*	3,800	81,510
Time Warner, Inc.	1,125,800	11,325,548
Wal-Mart Stores, Inc.Δ	75,900	4,254,954
Walt Disney Co. (The)	86,000	1,951,340
Waste Management, Inc.	115,600	3,830,984
Whirlpool Corporation	18,500	764,975

		106,654,268

Consumer Staples — 5.9%
Coca-Cola Co. (The)	35,000	1,584,450
Dean Foods Co.Δ*	242,000	4,348,740
General Mills, Inc.	15,600	947,700
Herbalife, Ltd.Δ	62,200	1,348,496
Kellogg Co.	5,400	236,790
Kraft Foods, Inc. Class A	714,100	19,173,585
Kroger Co.	146,700	3,874,347
NBTY, Inc.Δ*	93,000	1,455,450
Pepsi Bottling Group, Inc.	104,000	2,341,040
PepsiAmericas, Inc.Δ	62,800	1,278,608
PepsiCo, Inc.	4,900	268,373
Procter & Gamble Co.	219,696	13,581,607
Safeway, Inc.	68,900	1,637,753
Sara Lee Corporation	275,100	2,693,229
SUPERVALU, Inc.	86,400	1,261,440
SYSCO CorporationΔ	120,500	2,764,270
Walgreen Co.	3,900	96,213

		58,892,091

Financial Services — 17.5%
Allstate Corporation (The)	293,800	9,624,888
American Express Co.	299,800	5,561,290
American Financial Group, Inc.Δ	106,700	2,441,296
American International Group, Inc.	119,300	187,301
Ameriprise Financial, Inc.	123,200	2,877,952
Assurant, Inc.	69,500	2,085,000
Astoria Financial CorporationΔ	37,500	618,000
AXIS Capital Holdings, Ltd.	67,500	1,965,600
Bank of America Corporation	661,100	9,308,288
Bank of New York Mellon Corporation	58,390	1,654,189
BB&T CorporationΔ	27,900	766,134
Capital One Financial CorporationΔ	309,855	9,881,276
Chubb Corporation	107,245	5,469,495
Citigroup, Inc.	629,033	4,220,811
CME Group, Inc.	1,000	208,110
Credicorp, Ltd.	58,000	2,897,680
Endurance Specialty Holdings, Ltd.	84,700	2,585,891
Fannie MaeΔ	55,400	42,104
Federated Investors, Inc. Class BΔ	61,700	1,046,432
Franklin Resources, Inc.Δ	41,200	2,627,736
Freddie MacΔ	3,000	2,190
Goldman Sachs Group, Inc.	56,365	4,756,642
Hartford Financial Services Group, Inc.Δ	16,204	266,070
Hudson City Bancorp, Inc.Δ	169,200	2,700,432
Invesco, Ltd.	73,400	1,059,896
JPMorgan Chase & Co.	731,980	23,079,330
Knight Capital Group, Inc. Class A*	74,300	1,199,945
Lincoln National CorporationΔ	44,500	838,380
Loews Corporation	16,048	453,356
Merrill Lynch & Co., Inc.	78,100	909,084
MetLife, Inc.Δ	25,800	899,388
Moody’s Corporation	101,600	2,041,144
Morgan StanleyΔ	53,200	853,328
NewAlliance Bancshares, Inc.Δ	104,800	1,380,216
NYSE Euronext	5,400	147,852
Platinum Underwriters Holdings, Ltd.Δ	56,100	2,024,088
PNC Financial Services Group, Inc.	17,600	862,400
Progressive Corporation (The)Δ	141,700	2,098,577
Prudential Financial, Inc.	18,400	556,784
Regions Financial CorporationΔ	274,900	2,188,204

See Notes to Financial Statements.

	Shares	Value
RenaissanceRe Holdings, Ltd.Δ	32,100	$1,655,076
SEI Investments Co.	53,400	838,914
SLM Corporation*	487,100	4,335,190
State Street Corporation	16,000	629,280
SunTrust Banks, Inc.	99,500	2,939,230
SVB Financial GroupΔ*	52,500	1,377,075
T. Rowe Price Group, Inc.Δ	32,000	1,134,080
Torchmark CorporationΔ	57,200	2,556,840
Travelers Cos., Inc.	476,400	21,533,280
US Bancorp	88,900	2,223,389
W.R. Berkley Corporation	97,100	3,010,100
Wachovia Corporation	110,245	610,757
Wells Fargo & Co.	574,200	16,927,416
XL Capital, Ltd. Class AΔ	148,400	549,080

		174,706,486

Healthcare — 15.8%
Aetna, Inc.Δ	61,400	1,749,900
AmerisourceBergen CorporationΔ	85,600	3,052,496
Amgen, Inc.*	141,304	8,160,306
Baxter International, Inc.	108,700	5,825,233
Boston Scientific Corporation*	558,700	4,324,338
Bristol-Myers Squibb Co.	811,000	18,855,750
Cardinal Health, Inc.	161,600	5,570,352
Covidien, Ltd.	25,625	928,650
CVS Caremark Corporation	169,973	4,885,024
Eli Lilly & Co.	46,200	1,860,474
Endo Pharmaceuticals Holdings, Inc.Δ*	55,300	1,431,164
Forest Laboratories, Inc.Δ*	52,500	1,337,175
Hologic, Inc.*	207,700	2,714,639
Johnson & Johnson	334,900	20,037,067
King Pharmaceuticals, Inc.*	151,500	1,608,930
Lincare Holdings, Inc.Δ*	45,600	1,228,008
McKesson Corporation	78,000	3,020,940
Merck & Co., Inc.	78,200	2,377,280
Pfizer, Inc.	2,071,000	36,677,410
Tenet Healthcare CorporationΔ*	1,457,600	1,676,240
Thermo Fisher Scientific, Inc.Δ*	14,100	480,387
UnitedHealth Group, Inc.	383,500	10,201,100
Watson Pharmaceuticals, Inc.Δ*	255,300	6,783,321
WellPoint, Inc.*	238,159	10,033,639
Wyeth	68,100	2,554,431
Zimmer Holdings, Inc.*	3,900	157,638

		157,531,892

Integrated Oils — 12.3%
Chevron Corporation	528,270	39,076,132
ConocoPhillips	568,800	29,463,840
Exxon Mobil Corporation	488,100	38,965,023
Marathon Oil Corporation	67,996	1,860,370
Murphy Oil Corporation	31,800	1,410,330
Occidental Petroleum Corporation	207,200	12,429,928

		123,205,623

Materials & Processing — 3.2%
Alcoa, Inc.Δ	452,700	5,097,402
Archer-Daniels-Midland Co.	80,700	2,326,581
Ball CorporationΔ	35,200	1,463,968
Dow Chemical Co. (The)	121,400	1,831,926
Du Pont (E.I.) de Nemours & Co.Δ	259,100	6,555,230
Freeport-McMoRan Copper & Gold, Inc.	19,600	479,024
Granite Construction, Inc.Δ	30,200	1,326,686
Lennox International, Inc.Δ	30,100	971,929
Lubrizol CorporationΔ	69,800	2,540,022
MeadWestvaco Corporation	272,800	3,052,632
Methanex CorporationΔ	63,900	718,236
Nucor Corporation	12,700	586,740
Owens Corning*	44,700	773,310
Reliance Steel & Aluminum Co.Δ	62,100	1,238,274
Timken Co.	17,000	333,710
United States Steel CorporationΔ	69,300	2,577,960

		31,873,630

Other — 4.6%
3M Co.	66,200	3,809,148
General Electric Co.	1,486,200	24,076,440
Honeywell International, Inc.	409,700	13,450,451
Johnson Controls, Inc.	25,700	466,712
Tyco International, Ltd.	182,700	3,946,320
Walter Industries, Inc.Δ	24,700	432,497

		46,181,568

Other Energy — 2.5%
Anadarko Petroleum Corporation	77,600	2,991,480
Apache Corporation	17,000	1,267,010
Chesapeake Energy CorporationΔ	190,900	3,086,853
Devon Energy Corporation	22,800	1,498,188
EOG Resources, Inc.	3,100	206,398
FPL Group, Inc.	20,900	1,051,897
NRG Energy, Inc.*	60,500	1,411,465
Petro-Canada	72,500	1,587,025
Sunoco, Inc.Δ	36,100	1,568,906
Valero Energy Corporation	425,100	9,199,164
XTO Energy, Inc.	25,200	888,804

		24,757,190

Producer Durables — 3.9%
Applied Materials, Inc.	375,500	3,803,815
Caterpillar, Inc.Δ	29,400	1,313,298
Cummins, Inc.	79,000	2,111,670
Danaher CorporationΔ	3,900	220,779
Dover Corporation	34,700	1,142,324
Emerson Electric Co.	220,900	8,087,149
Gardner Denver, Inc.*	45,200	1,054,968
Goodrich Corporation	43,100	1,595,562
Illinois Tool Works, Inc.Δ	240,900	8,443,545
KLA-Tencor CorporationΔ	55,400	1,207,166
Lennar Corporation Class AΔ	230,600	1,999,302
Northrop Grumman Corporation	85,300	3,841,912
Raytheon Co.	70,100	3,577,904
United Technologies Corporation	21,400	1,147,040

		39,546,434

See Notes to Financial Statements.

Value Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Technology — 5.5%
Computer Sciences Corporation*	35,800	$1,258,012
Compuware CorporationΔ*	215,200	1,452,600
Dell, Inc.*	364,000	3,727,360
EMC Corporation*	31,900	333,993
Flextronics International, Ltd.*	675,338	1,728,865
Garmin, Ltd.Δ	32,800	628,776
General Dynamics Corporation	20,400	1,174,836
Hewlett-Packard Co.	194,400	7,054,776
Intel Corporation	276,600	4,054,956
International Business Machines Corporation	135,300	11,386,848
L-3 Communications Holdings, Inc.	38,500	2,840,530
LSI CorporationΔ*	1,044,000	3,434,760
Microsoft Corporation	92,900	1,805,976
Motorola, Inc.	636,800	2,821,024
NeuStar, Inc. Class AΔ*	121,300	2,320,469
Sybase, Inc.Δ*	19,800	490,446
Symantec Corporation*	292,900	3,960,008
Tyco Electronics, Ltd.	262,300	4,251,883

		54,726,118

Utilities — 13.4%
Alliant Energy CorporationΔ	91,000	2,655,380
Ameren Corporation	80,400	2,674,104
American Electric Power Co., Inc.	204,700	6,812,416
AT&T, Inc.	1,377,377	39,255,244
Comcast Corporation Class A	517,700	8,738,776
Constellation Energy Group, Inc.	39,100	981,019
Dominion Resources, Inc.Δ	29,500	1,057,280
DTE Energy Co.Δ	84,500	3,014,115
Duke Energy Corporation	327,100	4,909,771
Edison InternationalΔ	80,500	2,585,660
Entergy Corporation	78,600	6,534,018
Exelon Corporation	16,700	928,687
FirstEnergy Corporation	59,552	2,893,036
Nokia Corporation ADRΔ	320,800	5,004,480
NV Energy, Inc.Δ	208,000	2,057,120
OGE Energy CorporationΔ	50,400	1,299,312
Progress Energy, Inc. Contingent Value Obligation+*	3,100	1,209
Public Service Enterprise Group, Inc.	102,800	2,998,676
Qwest Communications International, Inc.Δ	1,528,900	5,565,196
Southern Co. (The)	39,200	1,450,400
Spectra Energy Corporation	261,850	4,121,519
Sprint Nextel Corporation*	141,800	259,494
Verizon Communications, Inc.	834,924	28,303,924

		134,100,836

Total Common Stocks (Cost $1,309,456,648)		966,433,022

FOREIGN COMMON STOCK — 0.1%
Bermuda — 0.1%
Lazard, Ltd. Class A (Cost $571,707)	19,700	585,878

MONEY MARKET FUNDS — 9.4%
GuideStone Money Market Fund (GS4 Class)¥	24,154,516	24,154,516
Northern Institutional Liquid Assets Portfolio§	70,064,449	70,064,449

Total Money Market Funds (Cost $94,218,965)		94,218,965

	Par
U.S. TREASURY OBLIGATION — 0.5%
U.S. Treasury Bill
0.10%, 05/14/09‡‡ (Cost $4,808,223)	$4,810,000	4,808,942

TOTAL INVESTMENTS — 106.7% (Cost $1,409,055,543)		1,066,046,807

Liabilities in Excess of Other Assets — (6.7)%		(66,533,925)

Net Assets — 100.0%		$999,512,882

PORTFOLIO SUMMARY (based on net assets)

%
Financial Services	17.5
Healthcare	15.8
Utilities	13.4
Integrated Oils	12.3
Consumer Discretionary	10.7
Money Market Funds	9.4
Consumer Staples	5.9
Technology	5.5
Other	4.6
Producer Durables	3.9
Materials & Processing	3.2
Futures Contracts	3.0
Other Energy	2.5
Auto & Transportation	1.4
U.S. Treasury Obligation	0.5
Foreign Common Stock	0.1

109.7

See Notes to Financial Statements.

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices	$1,061,236,656	$487,878
Level 2 — Other Significant Observable Inputs	4,808,942	—
Level 3 — Significant Unobservable Inputs	1,209	—

Total	$1,066,046,807	$487,878

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments
Balance, 12/31/07	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Changed in unrealized appreciation (depreciation)	—	—
Net purchases (sales)	—	—
Transfers in and/or out of Level 3	1,209	—

Balance, 12/31/08	$1,209	$—

See Notes to Financial Statements.

Growth Equity Fund

The Growth Equity Fund invests in a diversified portfolio of large- and medium-size U.S. companies whose stocks are considered by the Fund’s managers to have above average potential for growth in revenue and earnings. In part due to an overexposure to various oil services stocks and selected financial services stocks, the Fund’s performance (GS4 Class) materially lagged its benchmark, the Russell 1000® Growth Index, for the year 2008 ((42.92)% versus (38.44)%). The Fund has underperformed its benchmark on an annualized five-year basis and since-inception basis.

Please see page 148 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Growth Equity Fund

Average Annual Total Returns as of 12/31/08

	GS2 Class*	GS4 Class*	GS6 Class*	Benchmark**
One Year	(42.84)%	(42.92)%	(43.08)%	(38.44)%
Five Year	(4.39)%	(4.51)%	(4.82)%	(3.42)%
Since Inception	(4.16)%	(4.28)%	(4.57)%	(3.45)%
Inception Date	08/27/01	08/27/01	08/27/01	08/27/01
Total Fund Operating Expenses (August 5, 2008 Prospectus)	0.86%	1.06%	1.35%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Russell 1000® Growth Index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

The Russell 1000® Growth Index is a large-cap index consisting of those Russell 1000® Index securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings-ratios, lower dividend yields and higher forecasted growth values than the value universe.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Growth Equity Fund
SCHEDULE OF INVESTMENTS	December 31, 2008

	Shares	Value
COMMON STOCKS — 89.6%
Auto & Transportation — 2.9%
Delta Air Lines, Inc.*	482,694	$5,531,673
Expeditors International Washington, Inc.	63,000	2,096,010
Norfolk Southern Corporation	206,692	9,724,859
Union Pacific Corporation	218,184	10,429,195

		27,781,737

Consumer Discretionary — 17.7%
Activision Blizzard, Inc.*	241,500	2,086,560
Amazon.com, Inc.Δ*	435,663	22,340,799
Apollo Group, Inc. Class A*	14,150	1,084,173
Avon Products, Inc.	194,650	4,677,439
Coach, Inc.*	40,750	846,377
Costco Wholesale CorporationΔ	77,868	4,088,070
DIRECTV Group, Inc. (The)Δ*	269,050	6,163,936
GameStop Corporation Class AΔ*	71,850	1,556,271
Google, Inc.*	97,838	30,099,851
Iron Mountain, Inc.Δ*	168,400	4,164,532
Lowe’s Cos., Inc.	358,591	7,716,878
McDonald’s CorporationΔ	476,216	29,615,874
NIKE, Inc. Class BΔ	303,605	15,483,855
Omnicom Group, Inc.Δ	53,350	1,436,182
O’Reilly Automotive, Inc.Δ*	27,500	845,350
Starbucks Corporation*	862,300	8,157,358
Target CorporationΔ	77,192	2,665,440
TJX Cos., Inc.	55,600	1,143,692
Wal-Mart Stores, Inc.	325,378	18,240,691
Walt Disney Co. (The)	36,250	822,512
Yum! Brands, Inc.Δ	239,122	7,532,343

		170,768,183

Consumer Staples — 3.9%
Coca-Cola Co. (The)	122,800	5,559,156
Colgate-Palmolive Co.	17,050	1,168,607
ConAgra Foods, Inc.Δ	61,750	1,018,875
General Mills, Inc.	89,000	5,406,750
Heinz (H.J.) Co.	34,800	1,308,480
J.M. Smucker Co. (The)	23,350	1,012,456
Kroger Co.	256,100	6,763,601
PepsiCo, Inc.	135,100	7,399,427
Procter & Gamble Co.	134,400	8,308,609

		37,945,961

Financial Services — 14.1%
Abraxis Bioscience, Inc.Δ*	34,100	2,247,872
Affiliated Managers Group, Inc.Δ*	26,750	1,121,360
AFLAC, Inc.	36,350	1,666,284
Annaly Mortgage Management, Inc. REITΔ	82,150	1,303,720
Assurant, Inc.	31,100	933,000
Bank of America Corporation	55,150	776,512
CME Group, Inc.	42,900	8,927,919
Goldman Sachs Group, Inc.	79,630	6,719,976
IntercontinentalExchange, Inc.Δ*	201,030	16,572,916
JPMorgan Chase & Co.Δ	396,152	12,490,673
Mastercard, Inc. Class AΔ	79,999	11,434,257
Merrill Lynch & Co., Inc.	151,600	1,764,624
Moody’s CorporationΔ	188,200	3,780,938
Paychex, Inc.Δ	18,200	478,296
Schwab (Charles) Corporation (The)	334,200	5,404,014
State Street CorporationΔ	236,750	9,311,378
US BancorpΔ	235,048	5,878,550
Visa, Inc.Δ	527,066	27,644,611
Wells Fargo & Co.Δ	524,486	15,198,459
Western Union Co.	184,700	2,648,598

		136,303,957

Healthcare — 17.1%
Abbott Laboratories	223,401	11,922,911
Aetna, Inc.	46,400	1,322,400
Allergan, Inc.	375,750	15,150,240
Amgen, Inc.*	79,800	4,608,450
Baxter International, Inc.	154,850	8,298,412
Becton Dickinson & Co.	35,500	2,427,845
Bristol-Myers Squibb Co.	78,000	1,813,500
Celgene Corporation*	99,200	5,483,775
Covidien, Ltd.	112,700	4,084,248
CVS Caremark Corporation	460,722	13,241,150
Endo Pharmaceuticals Holdings, Inc.Δ*	22,800	590,064
Express Scripts, Inc.*	143,800	7,906,125
Genentech, Inc.*	161,924	13,425,119
Genzyme Corporation*	275,395	18,277,966
Gilead Sciences, Inc.*	313,365	16,025,487
Hologic, Inc.Δ*	50,450	659,382
Intuitive Surgical, Inc.*	93,200	11,835,468
Johnson & Johnson	33,515	2,005,202
Qiagen NVΔ*	50,450	885,902
Schering-Plough Corporation	111,251	1,894,605
Stryker CorporationΔ	144,700	5,780,765
Teva Pharmaceutical Industries, Ltd. ADRΔ	150,600	6,411,042
Thermo Fisher Scientific, Inc.Δ*	74,700	2,545,029
Varian Medical Systems, Inc.Δ*	214,100	7,502,064
Wyeth	36,700	1,376,617

		165,473,768

Integrated Oils — 0.7%
Exxon Mobil Corporation	87,950	7,021,048

Materials & Processing — 5.2%
ABB, Ltd. ADRΔ	265,325	3,982,528
Air Products & Chemicals, Inc.	42,330	2,127,929
Crown Holdings, Inc.Δ*	34,550	663,360
Energizer Holdings, Inc.Δ*	12,900	698,406
Monsanto Co.	317,815	22,358,285
Mosaic Co. (The)	41,000	1,418,600
Praxair, Inc.	196,866	11,685,966
Precision Castparts Corporation	81,050	4,820,854
SPX CorporationΔ	25,400	1,029,970
Weyerhaeuser Co.Δ	61,600	1,885,576

		50,671,474

Other — 0.6%
Foster Wheeler, Ltd.*	127,750	2,986,795
General Electric Co.	147,750	2,393,550

		5,380,345

See Notes to Financial Statements.

	Shares	Value
Other Energy — 6.5%
Alpha Natural Resources, Inc.*	38,800	$628,172
Cameron International Corporation*	59,630	1,222,415
Chesapeake Energy CorporationΔ	113,600	1,836,912
Consol Energy, Inc.Δ	114,300	3,266,694
Devon Energy Corporation	161,789	10,631,155
FMC Technologies, Inc.Δ*	241,500	5,754,945
National Oilwell Varco, Inc.Δ*	533,104	13,029,062
Petroleo Brasileiro SA ADR	41,273	1,010,776
Pioneer Natural Resouces Co.Δ	70,000	1,132,600
Schlumberger, Ltd.	294,315	12,458,354
Transocean, Ltd.*	253,864	11,995,073

		62,966,158

Producer Durables — 5.4%
America Movil SA de CV ADR Series LΔ	282,000	8,739,180
American Tower Corporation Class AΔ*	185,450	5,437,394
Applied Materials, Inc.	183,400	1,857,842
Boeing Co. (The)	40,000	1,706,800
Bucyrus International, Inc. Class AΔ	88,200	1,633,464
Deere & Co.	20,077	769,351
Emerson Electric Co.	178,850	6,547,698
ITT Industries, Inc.Δ	35,400	1,628,046
Lockheed Martin CorporationΔ	109,212	9,182,545
Raytheon Co.	92,250	4,708,440
United Technologies Corporation	183,000	9,808,801

		52,019,561

Technology — 14.5%
Amphenol Corporation	35,400	848,892
Apple, Inc.*	363,627	31,035,564
Autodesk, Inc.Δ*	74,800	1,469,820
Broadcom Corporation Class AΔ*	640,850	10,875,225
Cisco Systems, Inc.*	705,467	11,499,112
Cognizant Technology Solutions Corporation Class AΔ*	107,600	1,943,256
EMC CorporationΔ*	645,200	6,755,244
First Solar, Inc.Δ*	21,700	2,993,732
General Dynamics Corporation	131,803	7,590,535
Hewlett-Packard Co.	362,986	13,172,761
Intel Corporation	340,600	4,993,196
Intersil Corporation Class AΔ	150,100	1,379,419
Macrovision Solutions Corporation*	7	88
Microsoft Corporation	246,700	4,795,848
Oracle Corporation*	463,842	8,223,918
QUALCOMM, Inc.Δ	611,601	21,913,664
Salesforce.com, Inc.Δ*	218,100	6,981,381
Symantec CorporationΔ*	197,300	2,667,496
Trimble Navigation, Ltd.Δ*	31,000	669,910

		139,809,061

Utilities — 1.0%
Allegheny Energy, Inc.	57,050	1,931,713
Entergy Corporation	57,400	4,771,662
Wisconsin Energy CorporationΔ	39,050	1,639,319
Xcel Energy Inc.	95,750	1,776,162

		10,118,856

Total Common Stocks (Cost $1,103,023,741)		866,260,109

FOREIGN COMMON STOCKS — 2.3%
Canada — 0.2%
Manulife Financial Corporation	72,150	1,228,714
Research In Motion, Ltd.*	18,550	752,759

		1,981,473

China — 0.9%
Industrial & Commercial Bank of China Class HΔ	9,796,000	5,200,862
Mindray Medical International, Ltd. ADRΔ	205,300	3,695,400

		8,896,262

France — 0.5%
Total SA ADRΔ	83,550	4,620,315

Switzerland — 0.7%
Ace, Ltd.	40,600	2,148,552
Alcon, Inc.	46,600	4,156,254

		6,304,806

Total Foreign Common Stocks (Cost $30,858,120)		21,802,856

MONEY MARKET FUNDS — 15.3%
GuideStone Money Market Fund (GS4 Class)¥	61,323,726	61,323,726
Northern Institutional Liquid Assets Portfolio§	86,712,386	86,712,386

Total Money Market Funds (Cost $148,036,112)		148,036,112

	Par
U.S. TREASURY OBLIGATIONS — 1.2%
U.S. Treasury Bills
0.40%, 05/14/09‡‡	$320,000	319,930
0.42%, 05/14/09‡‡	225,000	224,950
0.45%, 05/14/09‡‡	1,600,000	1,599,648
0.46%, 05/14/09‡‡	565,000	564,876
0.73%, 05/14/09‡‡	7,860,000	7,858,271
0.80%, 05/14/09‡‡	300,000	299,934
0.82%, 05/14/09‡‡	195,000	194,957

		11,062,566

Total U.S. Treasury Obligations (Cost $11,056,220)		11,062,566

TOTAL INVESTMENTS — 108.4% (Cost $1,292,974,193)		1,047,161,643

Liabilities in Excess of Other Assets — (8.4)%		(80,818,494)

NET ASSETS — 100.0%		$966,343,149

See Notes to Financial Statements.

Growth Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

PORTFOLIO SUMMARY (based on net assets)

%
Consumer Discretionary	17.7
Healthcare	17.1
Money Market Funds	15.3
Technology	14.5
Financial Services	14.1
Futures Contracts	7.5
Other Energy	6.5
Producer Durables	5.4
Materials & Processing	5.2
Consumer Staples	3.9
Auto & Transportation	2.9
Foreign Common Stocks	2.3
U.S. Treasury Obligations	1.2
Utilities	1.0
Integrated Oils	0.7
Other	0.6

115.9

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices	$1,030,898,216	$1,019,417
Level 2 — Other Significant Observable Inputs	16,263,427	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$1,047,161,643	$1,019,417

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

See Notes to Financial Statements.

Small Cap Equity Fund

The Small Cap Equity Fund is comprised of domestic, small-cap stocks with both value and growth style orientations. In part due to an overexposure to various oil services stocks and selected financial services stocks, the Fund’s performance (GS4 Class) materially lagged its benchmark, the Russell 2000® Index, for the year 2008 ((37.19)% versus (33.79)%). The Fund has underperformed its benchmark on an annualized five-year basis and since-inception basis.

Please see page 159 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

Small Cap Equity Fund

Average Annual Total Returns as of 12/31/08

	GS2 Class*	GS4 Class*	GS6 Class*	Benchmark**
One Year	(37.05)%	(37.19)%	(37.29)%	(33.79)%
Five Year	(2.82)%	(2.94)%	(3.22)%	(0.93)%
Since Inception	(0.02)%	(0.16)%	(0.43)%	1.82%
Inception Date	08/27/01	08/27/01	08/27/01	08/27/01
Total Fund Operating Expenses (August 5, 2008 Prospectus)	1.05%	1.25%	1.50%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Russell 2000® Index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

The Russell 2000® Index is a small-cap equity index comprised of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Small Cap Equity Fund
SCHEDULE OF INVESTMENTS	December 31, 2008

	Shares	Value
COMMON STOCKS — 73.3%
Auto & Transportation — 3.2%
American Commercial Lines, Inc.Δ*	107,100	$524,790
ATC Technology Corporation*	24,900	364,287
Autoliv, Inc.Δ	37,000	794,020
Diana Shipping, Inc.	62,500	797,500
Heartland Express, Inc.Δ	76,900	1,211,944
HUB Group, Inc.*	28,300	750,799
JB Hunt Transport Services, Inc.	39,200	1,029,784
Knight Transportation, Inc.Δ	87,200	1,405,664
Overseas Shipholding Group, Inc.Δ	23,900	1,006,429
Republic Airways Holdings, Inc.*	58,800	627,396
Skywest, Inc.Δ	46,200	859,320
UTI Worldwide, Inc.Δ	58,100	833,154
WABCO Holdings, Inc.Δ	21,200	334,748

		10,539,835

Consumer Discretionary — 10.1%
Advisory Board Co. (The)Δ*	69,100	1,540,930
Aeropostale, Inc.*	16,600	267,260
American Public Education, Inc.Δ*	23,700	881,403
AMN Healthcare Services, Inc.*	141,900	1,200,474
Arbitron, Inc.	13,500	179,280
Big Lots, Inc.*	29,500	427,455
Capella Education Co.Δ*	23,000	1,351,480
CEC Entertainment, Inc.Δ*	35,400	858,450
Chipotle Mexican Grill, Inc.Δ*	15,800	953,958
CKE Restaurants, Inc.Δ	78,000	677,040
Corinthian Colleges, Inc.Δ*	60,900	996,933
Corporate Executive Board Co.Δ	53,600	1,182,416
CoStar Group, Inc.Δ*	23,200	764,208
EarthLink, Inc.Δ*	123,100	832,156
EZCORP, Inc. Class A*	49,100	746,811
FGX International Holdings, Ltd.Δ*	35,400	486,396
FTI Consulting, Inc.Δ*	19,100	853,388
Gaylord Entertainment Co.Δ*	27,300	295,932
Genesco, Inc.Δ*	35,500	600,660
Gymboree CorporationΔ*	20,300	529,627
Harman International Industries, Inc.	44,000	736,120
Heckmann Corporation*	17,300	97,745
Helen of Troy, Ltd.Δ*	37,583	652,441
Hewitt Associates, Inc. Class AΔ*	31,800	902,484
Hibbett Sports, Inc.Δ*	19,900	312,629
Hot Topic, Inc.Δ*	50,000	463,500
Houston Wire & Cable Co.Δ	43,800	407,778
Iconix Brand Group, Inc.Δ*	37,800	369,684
Insight Enterprises, Inc.*	66,800	460,920
Kforce, Inc.Δ*	64,100	492,288
Liz Claiborne, Inc.Δ	95,200	247,520
MAXIMUS, Inc.Δ	18,500	649,535
Monro Muffler Brake, Inc.Δ	30,100	767,550
MPS Group, Inc.Δ*	41,000	308,730
Netflix, Inc.Δ*	36,700	1,096,963
On Assignment, Inc.Δ*	110,500	626,535
Orient-Express Hotels, Ltd. Class AΔ	15,200	116,432
Panera Bread Co.Δ*	11,200	585,088
Pantry, Inc.*	37,500	804,375
PetMed Express, Inc.Δ*	30,300	534,189
PF Chang’s China Bistro, Inc.*	25,600	536,064
Pool CorporationΔ	32,025	575,489
Resources Connection, Inc.Δ*	57,400	940,212
Robert Half International, Inc.Δ	37,900	789,078
Rush Enterprises, Inc. Class A*	59,621	510,952
Steven Madden, Ltd.Δ*	36,700	782,444
Timberland Co.Δ*	40,500	467,775
True Religion Apparel, Inc.Δ*	36,000	447,840
United Stationers, Inc.Δ*	22,800	763,572
Universal Electronics, Inc.*	49,182	797,732
WESCO International, Inc.Δ*	34,400	661,512

		33,531,433

Consumer Staples — 2.0%
Diamond Foods, Inc.Δ	21,300	429,195
Green Mountain Coffee Roasters, Inc.Δ*	8,400	325,080
Hansen Natural CorporationΔ*	23,100	774,543
Herbalife, Ltd.	48,000	1,040,640
J & J Snack Foods Corporation	28,752	1,031,622
Nash Finch Co.Δ	19,400	870,866
NBTY, Inc.*	23,200	363,080
Smart Balance, Inc.Δ*	59,000	401,200
SUPERVALU, Inc.	71,600	1,045,360
United Natural Foods, Inc.*	19,300	343,926

		6,625,512

Financial Services — 17.6%
Advance America Cash Advance Centers, Inc.	60,400	114,156
American Financial Group, Inc.	60,400	1,381,952
American Physicians Capital, Inc.	11,700	562,770
Amerisafe, Inc.*	27,300	560,469
Amtrust Financial Services, Inc.	48,700	564,920
Argo Group International Holdings, Ltd.*	32,952	1,117,732
Assured Guaranty, Ltd.Δ	27,700	315,780
Astoria Financial Corporation	64,100	1,056,368
AXIS Capital Holdings, Ltd.	18,400	535,808
Banco Latinoamericano de Exportaciones SAΔ	62,000	890,320
Bank of Florida CorporationΔ*	28,350	119,354
Brown & Brown, Inc.Δ	8,400	175,560
Cash America International, Inc.	28,400	776,740
Cathay General BancorpΔ	33,800	802,750
CB Richard Ellis Group, Inc. Class A*	63,100	272,592

See Notes to Financial Statements.

Small Cap Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
City Holding Co.	24,900	$866,022
Cohen & Steers, Inc.Δ	19,200	211,008
Credicorp, Ltd.	20,500	1,024,180
Cybersource CorporationΔ*	27,586	330,756
Duff & Phelps Corporation*	14,500	277,240
Endurance Specialty Holdings, Ltd.	43,300	1,321,949
Evercore Partners, Inc. Class AΔ	33,700	420,913
Fair Isaac & Co., Inc.Δ	33,300	561,438
Federated Investors, Inc. Class B	45,100	764,896
First Bancorp Puerto RicoΔ	66,300	738,582
First Cash Financial Services, Inc.Δ*	40,800	777,648
First Potomac Realty Trust REITΔ	67,000	623,100
FPIC Insurance Group, Inc.Δ*	11,500	503,470
Global Payments, Inc.Δ	85,400	2,800,266
H&E Equipment Services, Inc.Δ*	48,300	372,393
Hanover Insurance Group, Inc.	29,400	1,263,318
HCC Insurance Holdings, Inc.Δ	86,035	2,301,436
Horace Mann Educators Corporation	102,700	943,813
Huron Consulting Group, Inc.Δ*	15,400	881,958
IBERIABANK Corporation	13,700	657,600
Infinity Property & Casualty Corporation	18,100	845,813
Interactive Brokers Group, Inc.Δ*	44,400	794,316
Investment Technology Group, Inc.Δ*	28,000	636,160
IPC Holdings, Ltd.	35,900	1,073,410
Jack Henry & Associates, Inc.	57,400	1,114,134
Jefferies Group, Inc.Δ	22,000	309,320
Jones Lang LaSalle, Inc.	10,200	282,540
Knight Capital Group, Inc. Class A*	64,500	1,041,675
Life Partners Holdings, Inc.Δ	7,900	344,756
National Financial Partners CorporationΔ	47,800	145,312
NewAlliance Bancshares, Inc.	69,600	916,632
Ocwen Financial CorporationΔ*	53,200	488,376
Odyssey Re Holdings Corporation	21,400	1,108,734
optionsXpress Holdings, Inc.	196,190	2,621,098
Pacific Capital BancorpΔ	30,600	516,528
Platinum Underwriters Holdings, Ltd.Δ	40,300	1,454,024
Portfolio Recovery Associates, Inc.Δ*	24,500	829,080
PrivateBancorp, Inc.Δ	37,061	1,203,000
Provident Financial Services, Inc.	66,000	1,009,800
RenaissanceRe Holdings, Ltd.	27,300	1,407,588
RLI CorporationΔ	17,100	1,045,836
Safety Insurance Group, Inc.Δ	41,800	1,590,908
Stancorp Financial Group, Inc.	29,300	1,223,861
Sterling Financial Corporation/WA	83,000	730,400
SVB Financial GroupΔ*	24,100	632,143
SWS Group, Inc.Δ	39,600	750,420
TNS, Inc.*	35,200	330,528
Tower Group, Inc.Δ	36,600	1,032,486
TradeStation Group, Inc.Δ*	65,500	422,475
Trustmark Corporation	48,400	1,044,956
Umpqua Holdings CorporationΔ	60,900	881,223
W.R. Berkley CorporationΔ	30,500	945,500
Webster Financial CorporationΔ	86,300	1,189,214
Wintrust Financial CorporationΔ	7,700	158,389
World Acceptance CorporationΔ*	17,400	343,824
Wright Express Corporation*	47,100	593,460
WSFS Financial Corporation	9,600	460,704

		58,407,880

Healthcare — 9.4%
Align Technology, Inc.Δ*	53,900	471,625
Amedisys, Inc.Δ*	55,634	2,299,910
American Dental Partners, Inc.Δ*	42,600	295,644
AMERIGROUP Corporation*	37,700	1,112,904
AtriCure, Inc.Δ*	56,900	126,318
Auxilium Pharmaceuticals, Inc.*	4,400	125,136
BioMarin Pharmaceuticals, Inc.Δ*	40,400	719,120
Bio-Rad Laboratories, Inc. Class A*	15,600	1,174,836
Catalyst Health Solutions, Inc.Δ*	91,200	2,220,720
Chattem, Inc.Δ*	12,400	886,972
Cooper Cos., Inc.	58,900	965,960
Cubist Pharmaceuticals, Inc.Δ*	22,600	546,016
Endo Pharmaceuticals Holdings, Inc.Δ*	41,500	1,074,020
Five Star Quality Care, Inc.+	2,086	—
Haemonetics CorporationΔ*	23,100	1,305,150
Icon PLC ADRΔ*	72,900	1,435,401
Immucor, Inc.*	43,200	1,148,256
King Pharmaceuticals, Inc.*	110,500	1,173,510
Lincare Holdings, Inc.Δ*	37,000	996,410
Magellan Health Services, Inc.Δ*	31,900	1,249,204
Martek Biosciences CorporationΔ*	26,800	812,308
MedAssets, Inc.Δ*	59,100	862,860
Mentor CorporationΔ	35,200	1,088,736
Omnicare, Inc.Δ	17,800	494,128
Owens & Minor, Inc.	20,300	764,295
Phase Forward, Inc.*	52,000	651,040
Psychiatric Solutions, Inc.Δ*	46,900	1,306,165
Stericycle, Inc.Δ*	8,900	463,512
STERIS CorporationΔ	22,500	537,525
Symmetry Medical, Inc.Δ*	98,300	783,451
Techne Corporation	19,100	1,232,332
VCA Antech, Inc.Δ*	74,800	1,487,024

See Notes to Financial Statements.

	Shares	Value
Vital Images, Inc.Δ*	36,800	$511,888
Volcano Corporation*	37,000	555,000
WellCare Health Plans, Inc.Δ*	21,900	281,634

		31,159,010

Integrated Oils — 0.1%
Vaalco Energy, Inc.Δ*	72,100	536,424

Materials & Processing — 6.8%
AAON, Inc.Δ	22,300	465,624
Albemarle Corporation	31,200	695,760
Ball Corporation	21,100	877,549
Beacon Roofing Supply, Inc.Δ*	101,067	1,402,810
Carpenter Technology Corporation	16,500	338,910
Chemtura CorporationΔ	145,000	203,000
Clarcor, Inc.Δ	39,400	1,307,292
Clean Harbors, Inc.Δ*	13,200	837,408
Cliffs Natural Resources, Inc.Δ	10,900	279,149
Cytec Industries, Inc.	30,900	655,698
Dycom Industries, Inc.Δ*	72,300	594,306
Ferro Corporation	73,200	516,060
Gibraltar Industries, Inc.Δ	52,900	631,626
Granite Construction, Inc.Δ	20,600	904,958
Hexcel CorporationΔ*	53,772	397,375
Insteel Industries, Inc.Δ	60,600	684,174
Interline Brands, Inc.Δ*	58,000	616,540
Lennox International, Inc.	29,600	955,784
Lubrizol Corporation	35,200	1,280,928
Minerals Technologies, Inc.	20,000	818,000
Mobile Mini, Inc.Δ*	52,600	758,492
NCI Building Systems, Inc.Δ*	26,300	428,690
OM Group, Inc.Δ*	25,800	544,638
Owens Corning*	6,300	108,990
RBC Bearings, Inc.*	23,500	476,580
Reliance Steel & Aluminum Co.Δ	64,300	1,282,142
Rogers Corporation*	16,500	458,205
Schulman A, Inc.	29,200	496,400
Sonoco Products Co.	12,400	287,184
Timken Co.	21,500	422,045
Watsco, Inc.Δ	55,600	2,135,040
Worthington Industries, Inc.Δ	56,700	624,834

		22,486,191

Other — 0.2%
Foster Wheeler, Ltd.Δ*	18,300	427,854
Walter Industries, Inc.	10,600	185,606

		613,460

Other Energy — 3.6%
Approach Resources, Inc.Δ*	45,400	331,874
Arena Resources, Inc.Δ*	72,900	2,047,761
Cal Dive International, Inc.Δ*	59,900	389,949
CARBO Ceramics, Inc.Δ	16,500	586,245
Comstock Resources, Inc.Δ*	40,200	1,899,450
Concho Resources, Inc.Δ*	43,800	999,516
Energy Partners, Ltd.Δ*	90,600	122,310
EXCO Resources, Inc.Δ*	108,800	985,728
Exterran Holdings, Inc.Δ*	19,400	413,220
NATCO Group, Inc. Class AΔ*	61,500	933,570
Patterson-UTI Energy, Inc.Δ	77,200	888,572
Quicksilver Resources, Inc.Δ*	55,900	311,363
Rosetta Resources, Inc.Δ*	24,700	174,876
SEACOR Holdings, Inc.Δ*	12,800	853,120
T-3 Energy Services, Inc.*	32,849	310,094
Tsakos Energy Navigation, Ltd.Δ	34,900	639,368

		11,887,016

Producer Durables — 5.1%
A.O. Smith CorporationΔ	17,100	504,792
Actuant Corporation Class AΔ	76,168	1,448,715
Belden CDT, Inc.	25,400	530,352
Bucyrus International, Inc. Class AΔ	13,300	246,316
Cognex Corporation	35,700	528,360
Columbus McKinnon CorporationΔ*	40,700	555,555
Curtiss-Wright Corporation	37,100	1,238,769
Darling International, Inc.*	40,900	224,541
EnPro Industries, Inc.Δ*	31,900	687,126
Faro Technologies, Inc.Δ*	42,400	714,864
Gardner Denver, Inc.*	38,000	886,920
Graco, Inc.Δ	49,200	1,167,516
Heico CorporationΔ	17,600	683,408
Heico Corporation Class A	8,400	243,264
IDEX CorporationΔ	40,511	978,341
Ladish Co., Inc.Δ*	7,200	99,720
Littelfuse, Inc.Δ*	19,100	317,060
Measurement Specialties, Inc.*	55,800	387,810
Middleby CorporationΔ*	12,500	340,875
Moog, Inc. Class A*	14,600	533,922
Orbital Sciences CorporationΔ*	48,000	937,440
Regal-Beloit Corporation	37,600	1,428,424
SBA Communications Corporation Class AΔ*	42,600	695,232
TransDigm Group, Inc.Δ*	25,400	852,678
Triumph Group, Inc.Δ	20,900	887,414

		17,119,414

Technology — 10.2%
Acxiom Corporation	116,300	943,193
Advanced Analogic Technologies, Inc.*	142,900	431,558
Alvarion, Ltd.Δ*	92,800	336,864
American Reprographics Co.*	111,500	769,350
Anixter International, Inc.Δ*	18,200	548,184
Atheros Communications, Inc.Δ*	24,100	344,871
Avnet, Inc.Δ*	23,500	427,935
Blackboard, Inc.Δ*	16,700	438,041
Coherent, Inc.*	18,900	405,594
CommVault Systems, Inc.Δ*	41,300	553,833
Compuware CorporationΔ*	94,600	638,550
Constant Contact, Inc.Δ*	33,100	438,575
CPI International, Inc.Δ*	57,700	499,682
DealerTrack Holdings, Inc.*	106,600	1,267,474
FormFactor, Inc.Δ*	42,000	613,200
Hittite Microwave CorporationΔ*	24,600	724,716

See Notes to Financial Statements.

Small Cap Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Informatica CorporationΔ*	68,400	$939,132
Ingram Micro, Inc. Class A*	71,700	960,063
InterDigital, Inc.Δ*	19,800	544,500
j2 Global Communications, Inc.Δ*	100,400	2,012,016
Kenexa CorporationΔ*	28,900	230,622
Monolithic Power Systems, Inc.*	60,000	756,600
Monotype Imaging Holdings, Inc.*	38,200	221,560
Netezza CorporationΔ*	63,000	418,320
NeuStar, Inc. Class A*	42,700	816,851
PerkinElmer, Inc.	82,900	1,153,139
Power Intergrations, Inc.Δ	90,200	1,793,176
QLogic CorporationΔ*	70,800	951,552
Scansource, Inc.Δ*	65,000	1,252,550
Silicon Image, Inc.Δ*	109,900	461,580
Silicon Laboratories, Inc.Δ*	19,500	483,210
SkillSoft PLC ADRΔ*	150,300	1,073,142
Solera Holdings, Inc.Δ*	151,900	3,660,790
SRA International, Inc. Class AΔ*	26,800	462,300
Stanley, Inc.*	25,000	905,500
Stratasys, Inc.Δ*	30,292	325,639
Sybase, Inc.*	10,500	260,085
SYKES Enterprises, Inc.Δ*	70,100	1,340,312
Synaptics, Inc.Δ*	12,150	201,204
Ultimate Software Group, Inc.Δ*	41,600	607,360
Varian Semiconductor Equipment Associates, Inc.Δ*	17,425	315,741
VeriFone Holdings, Inc.Δ*	65,300	319,970
Viasat, Inc.Δ*	45,800	1,102,864
Vishay Intertechnology, Inc.Δ*	54,200	185,364
Websense, Inc.Δ*	63,702	953,619

		34,090,381

Utilities — 5.0%
Alliant Energy Corporation	41,000	1,196,380
Centerpoint Energy, Inc.	65,900	831,658
CenturyTel, Inc.	26,600	726,978
Cleco CorporationΔ	20,100	458,883
El Paso Electric Co.*	48,200	871,938
Energen CorporationΔ	19,700	577,801
General Communication, Inc. Class AΔ*	79,600	643,964
IDACORP, Inc.	24,500	721,525
MDU Resources Group, Inc.Δ	31,650	683,007
NiSource, Inc.	76,400	838,108
NTELOS Holdings Corporation	84,700	2,088,702
NV Energy, Inc.Δ	117,000	1,157,130
OGE Energy Corporation	45,200	1,165,256
Oneok, Inc.	43,300	1,260,896
Pepco Holdings, Inc.	82,400	1,463,424
Portland General Electric Co.Δ	42,200	821,634
USA Mobility, Inc.Δ*	37,300	431,561
Wisconsin Energy Corporation	14,400	604,512

		16,543,357

Total Common Stocks (Cost $316,731,283)		243,539,913

FOREIGN COMMON STOCKS — 0.5%
Israel — 0.1%
RRSat Global Communications Network, Ltd.Δ	38,900	447,739

Netherlands — 0.1%
AerCap Holdings NV*	50,600	152,306

Puerto Rico — 0.1%
Oriental Financial Group	62,700	379,335

Singapore — 0.2%
Verigy, Ltd.Δ*	70,600	679,172

Total Foreign Common Stocks (Cost $4,220,730)		1,658,552

EXCHANGE TRADED FUND — 11.1%
iShares Russell 2000 Growth Index Fund (Cost $48,693,523)	727,300	36,990,478

PREFERRED STOCKS — 0.0%
Federal Home Loan Mortgage Corporation	5,125	1,999
Federal National Mortgage Association	3,750	3,103
Preferred Blocker (GMAC), Inc.+	73	21,900

Total Preferred Stocks (Cost $249,415)		27,002

MONEY MARKET FUNDS — 24.8%
GuideStone Money Market Fund (GS4 Class)¥	22,866,336	22,866,336
Northern Institutional Liquid Assets Portfolio§	59,416,171	59,416,171

Total Money Market Funds (Cost $82,282,507)		82,282,507

	Par
AGENCY OBLIGATIONS — 1.0%
Federal National Mortgage Association
0.25%, 05/15/09Ω‡‡	$27,000	26,978
0.25%, 05/18/09Ω‡‡	3,183,000	3,180,294
5.25%, 08/01/12	110,000	116,037

Total Agency Obligations (Cost $3,312,389)		3,323,309

ASSET-BACKED SECURITIES — 0.7%
Bear Stearns Asset-Backed Securities Trust
0.92%, 10/27/32†	32,665	25,453
0.92%, 12/25/33†	331,134	244,219
Drive Auto Receivables Trust 5.33%,
04/15/14 STEP 144A	400,000	351,999
EMC Mortgage Loan Trust 1.12%,
02/25/41 STEP 144A	87,048	68,681
GSAA Trust 0.74%, 07/25/37†	200,000	14,219
Lehman XS Trust
0.77%, 11/25/35†	307,322	143,037
0.77%, 12/25/35†	154,684	44,276
0.59%, 06/25/37†	263,225	191,383
0.73%, 02/25/46†	316,589	128,879
0.54%, 08/25/46†	212,918	163,560

See Notes to Financial Statements.

	Par	Value
MASTR Specialized Loan Trust
0.82%, 05/25/37 144A†	$293,839	$152,755
Nelnet Student Loan Trust
5.02%, 04/25/24†	80,000	64,811
Option One Mortgage Loan Trust
1.27%, 11/25/32†	29,468	23,716
Renaissance Home Equity Loan Trust
0.90%, 06/25/33†	20,444	12,929
Securitized Asset-Backed Receivables LLC Trust
0.70%, 02/25/37†	300,508	139,306
Wachovia Asset Securitization, Inc.
0.84%, 09/27/32†	76,226	55,125
0.90%, 12/25/32†	40,028	31,204
0.76%, 03/25/33†	44,873	29,037
Washington Mutual Master Note Trust
1.23%, 09/15/13 144A†	200,000	175,075
Wells Fargo Financial Auto Owner Trust 2005-A
4.28%, 05/15/12	138,159	134,484

Total Asset-Backed Securities (Cost $3,454,982)		2,194,148

CORPORATE BONDS — 2.7%
AES Corporation
7.75%, 10/15/15	30,000	25,350
8.00%, 10/15/17	140,000	115,500
8.00%, 06/01/20 144A	190,000	148,200
Alcoa, Inc.
6.00%, 07/15/13	80,000	72,404
American Express Co.
6.80%, 09/01/66†	140,000	72,560
American International Group, Inc.
5.85%, 01/16/18	190,000	127,554
Anadarko Petroleum Corporation
5.95%, 09/15/16	20,000	17,692
6.45%, 09/15/36	320,000	253,132
Apache Corporation
5.63%, 01/15/17	110,000	110,916
AT&T, Inc.
5.50%, 02/01/18	90,000	91,117
BAC Capital Trust XIV
5.63%, 12/31/49†	10,000	4,009
Baker Hughes, Inc.
7.50%, 11/15/18	70,000	77,744
Bank of America Corporation
5.75%, 12/01/17	190,000	190,031
8.13%, 12/15/49†	20,000	14,985
8.00%, 12/29/49†	60,000	43,219
Bear Stearns Co., Inc.
7.25%, 02/01/18	170,000	186,609
BP Capital Markets PLC
5.25%, 11/07/13	120,000	125,406
Cardinal Health, Inc.
5.85%, 12/15/17	60,000	54,192
Caterpillar Financial Services Corporation
6.20%, 09/30/13	110,000	113,516
Chesapeake Energy Corporation
6.88%, 11/15/20	100,000	72,500
Citigroup, Inc.
6.50%, 08/19/13	140,000	141,412
5.00%, 09/15/14	160,000	140,902
6.88%, 03/05/38	130,000	148,425
Comcast Corporation
6.50%, 01/15/17	360,000	356,125
Community Health Systems, Inc.
8.88%, 07/15/15	30,000	27,750
ConocoPhillips Holding Co.
6.95%, 04/15/29	180,000	194,239
Countrywide Financial Corporation
6.25%, 05/15/16	50,000	47,544
CVS Pass-Through Trust
6.94%, 01/10/30 144A	88,390	55,696
DaVita, Inc.
6.63%, 03/15/13	35,000	33,425
Devon Financing Corporation
6.88%, 09/30/11	150,000	151,467
Dominion Resources, Inc.
5.70%, 09/17/12	120,000	118,919
Duke Energy Carolinas LLC
5.63%, 11/30/12	130,000	132,508
Dynegy Holdings, Inc.
7.75%, 06/01/19Δ	45,000	31,275
Edison Mission Energy
7.20%, 05/15/19	100,000	82,500
Embarq Corporation
6.74%, 06/01/13	150,000	126,865
Energy Future Holdings Corporation
11.25%, 11/01/17 PIK 144A	500,000	245,000
6.50%, 11/15/24	20,000	7,176
6.55%, 11/15/34	10,000	3,426
Energy Transfer Partners LP
6.70%, 07/01/18	100,000	84,429
FirstEnergy Corporation
7.38%, 11/15/31	110,000	104,340
Ford Motor Credit Co., LLC
7.38%, 10/28/09	550,000	483,108
12.00%, 05/15/15	140,000	104,650
Freeport-McMoRan Copper & Gold, Inc.
8.38%, 04/01/17	65,000	53,374
General Electric Capital Corporation
6.38%, 11/15/47†	130,000	81,834
GMAC LLC
6.63%, 05/15/12 144A+	348,000	271,029
7.50%, 12/31/13 144A	37,000	27,565
8.00%, 12/31/18+	32,000	16,480
Goldman Sachs Capital II
5.79%, 12/29/49†	10,000	3,847
Goldman Sachs Group, Inc.
4.50%, 06/15/10	100,000	98,573
5.95%, 01/18/18	100,000	94,979
HCA, Inc.
9.63%, 11/15/16 PIK	50,000	39,125
Hertz Corporation
8.88%, 01/01/14	10,000	6,200
10.50%, 01/01/16Δ	5,000	2,306

See Notes to Financial Statements.

Small Cap Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Hess Corporation
7.30%, 08/15/31	$130,000	$118,591
HSBC Finance Corporation
4.63%, 09/15/10	290,000	286,383
Humana, Inc.
7.20%, 06/15/18	30,000	24,164
Idearc, Inc.
8.00%, 11/15/16	65,000	5,200
JPMorgan Chase & Co.
6.13%, 06/27/17	200,000	197,145
Kinder Morgan Energy Partners LP
6.00%, 02/01/17	70,000	60,865
6.95%, 01/15/38	120,000	97,313
Kroger Co.
6.15%, 01/15/20	70,000	69,200
L-3 Communications Corporation
6.38%, 10/15/15	85,000	79,900
Lehman Brothers Holdings Capital Trust V
5.86%, 11/29/49#	10,000	1
Lehman Brothers Holdings E-Capital Trust I
3.59%, 08/19/65#	50,000	5
Lehman Brothers Holdings, Inc.
6.50%, 07/19/17#	160,000	16
6.75%, 12/28/17#	120,000	12
Merrill Lynch & Co., Inc.
5.45%, 02/05/13	220,000	211,664
MetLife, Inc.
6.40%, 12/15/36	120,000	72,166
Morgan Stanley
5.63%, 01/09/12	160,000	151,832
NewPage Corporation
10.00%, 05/01/12	30,000	13,350
NRG Energy, Inc.
7.25%, 02/01/14	10,000	9,375
7.38%, 02/01/16	30,000	27,975
Occidental Petroleum Corporation
7.00%, 11/01/13	100,000	109,257
Oncor Electric Delivery Co.
6.38%, 01/15/15	50,000	47,952
Pacific Gas & Electric Co.
5.63%, 11/30/17	30,000	30,779
6.05%, 03/01/34	80,000	85,246
Pemex Project Funding Master Trust
6.63%, 06/15/35	90,000	76,298
PepsiCo, Inc.
7.90%, 11/01/18	60,000	73,670
Qwest Communications International, Inc.
7.50%, 02/15/14	70,000	50,400
RH Donnelley Corporation
8.88%, 10/15/17	5,000	775
Sonat, Inc.
7.63%, 07/15/11	100,000	91,674
Sprint Capital Corporation
6.90%, 05/01/19	100,000	71,117
Steel Dynamics, Inc.
7.38%, 11/01/12	25,000	18,375
SunTrust Capital VIII
6.10%, 12/15/36†	100,000	70,591
Terex Corporation
7.38%, 01/15/14	10,000	8,750
Time Warner Cable, Inc.
6.75%, 07/01/18	110,000	106,090
7.30%, 07/01/38	90,000	93,787
Travelers Cos., Inc.
6.25%, 03/15/37†	100,000	65,597
United Parcel Service, Inc.
4.50%, 01/15/13	150,000	154,873
UnitedHealth Group, Inc.
4.88%, 02/15/13	100,000	93,447
Ventas Realty LP
9.00%, 05/01/12	20,000	17,900
Verizon Communications, Inc.
8.95%, 03/01/39	60,000	77,741
Verizon Global Funding Corporation
7.38%, 09/01/12	100,000	104,699
Wachovia Corporation
5.63%, 10/15/16	270,000	247,022
WellPoint, Inc.
5.88%, 06/15/17	110,000	100,276
Weyerhaeuser Co.
6.75%, 03/15/12	80,000	71,661
Williams Cos., Inc.
7.88%, 09/01/21	50,000	38,318
7.50%, 01/15/31	30,000	20,142
7.75%, 06/15/31	50,000	34,322
8.75%, 03/15/32	10,000	7,465
Windstream Corporation
8.63%, 08/01/16	20,000	17,800
Wyeth
5.95%, 04/01/37	60,000	66,857
XTO Energy, Inc.
7.50%, 04/15/12	110,000	108,797

Total Corporate Bonds (Cost $10,602,328)		9,019,964

FOREIGN BONDS — 0.5%
Canada — 0.0%
OPTI Canada, Inc.
7.88%, 12/15/14	30,000	15,450
8.25%, 12/15/14Δ	10,000	5,450

		20,900

Cayman Islands — 0.1%
Petrobras International Finance Co.
6.13%, 10/06/16	80,000	78,400
Resona Preferred Global Securities Cayman, Ltd.
7.19%, 07/30/49 144A†	60,000	28,594
Shinsei Finance Cayman, Ltd.
6.42%, 07/20/49 144A†	100,000	20,931
Vale Overseas, Ltd.
6.88%, 11/21/36	140,000	127,428

		255,353

France — 0.0%
Compagnie Generale de Geophysique - Veritas
7.50%, 05/15/15	50,000	31,250

Iceland — 0.0%
Glitnir Banki HF
6.69%, 06/15/16 144A#	130,000	670

See Notes to Financial Statements.

	Par	Value
Kaupthing Bank HF
7.63%, 02/28/15 144A#@	$310,000	$18,600

		19,270

India — 0.0%
ICICI Bank, Ltd.
6.38%, 04/30/22 144A†	110,000	57,916

Ireland — 0.0%
Vimpel Communications
8.38%, 04/30/13 144A	100,000	64,500

Italy — 0.0%
Telecom Italia Capital SA
5.25%, 10/01/15	60,000	45,736

Japan — 0.0%
Aiful Corporation
6.00%, 12/12/11 144A	100,000	40,525

Luxembourg — 0.1%
Evraz Group SA
8.88%, 04/24/13 144A	120,000	61,800
FMC Finance III SA
6.88%, 07/15/17	40,000	37,600
Gaz Capital for Gazprom
6.21%, 11/22/16 144A	110,000	73,150
RSHB Capital SA for OJSC Russian Agricultural Bank
6.30%, 05/15/17 144A	110,000	63,250
TNK-BP Finance SA
6.63%, 03/20/17 144A	100,000	48,500
7.88%, 03/13/18 144A	100,000	50,500

		334,800

Mexico — 0.1%
America Movil Sab de CV
5.63%, 11/15/17	40,000	35,761
Kansas City Southern de Mexico SA de CV
9.38%, 05/01/12	20,000	18,400
United Mexican States
6.75%, 09/27/34	100,000	106,000

		160,161

Netherlands — 0.2%
Deutsche Telekom International Finance BV
5.75%, 03/23/16	75,000	71,897
HSBK Europe BV
9.25%, 10/16/13 144A	100,000	73,500
Intergas Finance BV
6.38%, 05/14/17 144A	110,000	64,350
KazMunaiGaz Finance Sub BV
8.38%, 07/02/13 144A	120,000	94,200
Koninklijke KPN NV
8.00%, 10/01/10	110,000	111,056
TuranAlem Finance BV
8.25%, 01/22/37 144A	210,000	91,350

		506,353

Russia — 0.0%
Russian Federation
7.50%, 03/31/30 STEP	12,740	11,239

United Kingdom — 0.0%
Vedanta Resources PLC
8.75%, 01/15/14 144A	100,000	60,500

Total Foreign Bonds (Cost $2,741,096)		1,608,503

MORTGAGE-BACKED SECURITIES — 5.0%
American Home Mortgage Investment Trust
0.82%, 04/25/44 STEP	38,965	27,493
0.76%, 11/25/45†	274,749	131,579
Bear Stearns Adjustable Rate Mortgage Trust
6.19%, 02/25/35†	117,692	76,717
4.87%, 08/25/35†	280,845	135,166
Bear Stearns Mortgage Funding Trust
0.68%, 12/25/36†	261,995	74,743
Bear Stearns Structured Products, Inc.
1.07%, 09/27/37 144A†	754,404	733,643
Commercial Mortgage Lease-Backed Certificates
6.75%, 06/20/31 144A	307,717	293,718
Countrywide Alternative Loan Trust
0.71%, 07/25/35†	233,204	106,277
0.73%, 07/25/35†	308,749	141,242
0.72%, 06/25/37†	143,317	54,155
0.66%, 09/25/46†	339,366	118,769
Credit Suisse Mortgage Capital Certificates
5.47%, 09/15/39	390,000	286,948
CS First Boston Mortgage Securities Corporation
6.00%, 10/25/35	131,889	83,008
Federal Home Loan Mortgage Corporation
6.00%, 05/01/37†	68,208	70,075
6.20%, 09/01/37†	61,672	63,397
5.50%, 01/01/39 TBA	100,000	102,344
6.00%, 01/01/39 TBA	300,000	309,000
Federal National Mortgage Association
5.00%, 01/01/28 TBA	8,500,000	8,677,973
4.95%, 09/01/35†	137,212	137,707
6.00%, 01/01/39 TBA	100,000	102,937
First Horizon Alternative Mortgage Securities
5.55%, 02/25/36†	173,997	83,891
0.84%, 02/25/37†	108,799	32,562
General Electric Capital Commercial Mortgage Corporation
5.34%, 03/10/44†	300,000	240,280
GMAC Commercial Mortgage Securities, Inc.
5.24%, 11/10/45†	100,000	79,688
Government National Mortgage Association
5.50%, 01/01/38 TBA	400,000	410,627
6.00%, 01/01/38 TBA	400,000	412,625
5.00%, 01/01/39 TBA	500,000	512,500
6.00%, 01/01/39 TBA	200,000	205,750

See Notes to Financial Statements.

Small Cap Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Greenpoint Mortgage Funding Trust
0.73%, 10/25/45†	$79,931	$35,948
Harborview Mortgage Loan Trust
0.82%, 06/19/35†	290,682	133,708
Homestar Mortgage Acceptance Corporation
0.92%, 07/25/34†	127,448	66,980
Impac CMB Trust
1.27%, 03/25/33†	22,133	10,923
Indymac INDA Mortgage Loan Trust
6.18%, 11/01/37†	180,245	117,680
MASTR Adjustable Rate Mortgages Trust
3.79%, 11/21/34†	200,000	128,004
3.06%, 12/25/46†	313,697	119,397
Merrill Lynch Mortgage Investors, Inc.
5.04%, 05/25/34†	57,663	41,836
4.49%, 02/25/35†	309,096	187,890
Morgan Stanley Capital I
5.69%, 04/15/49†	270,000	202,622
Residential Accredit Loans, Inc.
5.53%, 12/26/34†	315,297	153,467
0.87%, 10/25/45†	196,775	90,456
Structured Adjustable Rate Mortgage Loan Trust
5.14%, 11/25/34†	96,288	49,482
Structured Asset Mortgage Investments, Inc.
0.68%, 08/25/36†	297,061	118,018
0.65%, 09/25/37†	361,443	111,429
Terwin Mortgage Trust
0.55%, 10/25/37†	170,208	149,358
Washington Mutual Alternative Mortgage Pass-Through Certificates
3.10%, 05/25/47†	345,941	110,040
Washington Mutual, Inc.
5.63%, 11/25/36†	266,871	141,000
Wells Fargo Mortgage-Backed Securities Trust
0.87%, 05/25/33†	324,544	294,640
3.74%, 09/25/34†	400,000	392,261
5.24%, 04/25/36†	281,166	203,634

Total Mortgage-Backed Securities (Cost $19,894,116)		16,563,587

U.S. TREASURY OBLIGATIONS — 1.2%
U.S. Treasury Bills
0.00%, 05/14/09‡‡	55,000	54,988
0.10%, 05/14/09‡‡	1,890,000	1,889,584

		1,944,572

U.S. Treasury Bond
5.50%, 08/15/28	780,000	1,054,462

U.S. Treasury Inflationary Index Bonds
2.50%, 07/15/16‡‡	90,000	95,816
2.63%, 07/15/17‡‡	120,000	128,582
2.38%, 01/15/27‡‡	295,000	318,472
1.75%, 01/15/28‡‡	350,000	334,514

		877,384

Total U.S. Treasury Obligations (Cost $3,815,530)		3,876,418

TOTAL INVESTMENTS — 120.8% (Cost $495,997,899)		401,084,381

	Number of Contracts
WRITTEN OPTIONS — (0.1)%
Call Options — (0.1)%
10-Year U.S. Treasury Note Futures, Strike Price $118.00, Expires 02/21/09	(17)	(139,453)
90-Day Eurodollar Futures, Strike Price $98.25, Expires 03/17/09	(37)	(67,063)

		(206,516)

Put Options — 0.0%
10-Year U.S. Treasury Note Futures, Strike Price $110.00, Expires 02/20/09	(16)	(2,000)
10-Year U.S. Treasury Note Futures, Strike Price $111.00, Expires 02/20/09	(4)	(562)
90-Day Eurodollar Futures, Strike Price $96.75, Expires 03/17/09	(15)	(94)

		(2,656)

Total Written Options (Premiums received $(81,114))		(209,172)

Liabilities in Excess of Other Assets — (20.7)%		(68,793,611)

NET ASSETS — 100.0%		$332,081,598

See Notes to Financial Statements.

PORTFOLIO SUMMARY (based on net assets)

	%
Money Market Funds	24.8
Futures Contracts	19.6
Financial Services	17.6
Exchange Traded Fund	11.1
Technology	10.2
Consumer Discretionary	10.1
Healthcare	9.4
Materials & Processing	6.8
Producer Durables	5.1
Mortgage-Backed Securities	5.0
Utilities	5.0
Other Energy	3.6
Auto & Transportation	3.2
Corporate Bonds	2.7
Consumer Staples	2.0
U.S. Treasury Obligations	1.2
Agency Obligations	1.0
Asset-Backed Securities	0.7
Foreign Bonds	0.5
Foreign Common Stocks	0.5
Other	0.2
Integrated Oils	0.1
Preferred Stocks	0.0	**
Purchased Options	0.0	**
Forward Foreign Currency Contracts	(0.1)
Written Options	(0.1)

	140.2

**	Rounds to less than 0.005%.

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Assets:
Level 1 — Quoted Prices	$364,476,552	$2,762,017
Level 2 — Other Significant Observable Inputs	36,541,884	—
Level 3 — Significant Unobservable Inputs	65,945	—

Total Assets	$401,084,381	$2,762,017

Liabilities:
Level 1 — Quoted Prices	$(209,172)	$—
Level 2 — Other Significant Observable Inputs	—	(7,828)
Level 3 — Significant Unobservable Inputs	—	—

Total Liabilities	$(209,172)	$(7,828)

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments
Balance, 12/31/07	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Changed in unrealized appreciation (depreciation)	—	—
Net purchases (sales)	—	—
Transfers in and/or out of Level 3	65,945	—

Balance, 12/31/08	$65,945	$—

See Notes to Financial Statements.

International Equity Fund

The International Equity Fund is primarily comprised of international stocks located in developed countries, and to a lesser extent, in international stocks located in emerging markets. The year 2008 was characterized by unprecedented declines across every global equity market. The Fund generated the worst absolute return among all Funds during the year but still managed to outperform its benchmark, the MSCI ACWI (All Country World Index) Ex-U.S. Index, by 72 basis points ((44.81)% versus (45.53)%). The Fund lagged its benchmark on an annualized five-year and since-inception basis.

Please see page 174 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Foreign securities may involve additional risks, social and political instability, reduced market liquidity and currency volatility.

International Equity Fund

Average Annual Total Returns as of 12/31/08

	GS2 Class*	GS4 Class*	GS6 Class*	Benchmark**
One Year	(44.72)%	(44.81)%	(44.97)%	(45.53)%
Five Year	1.62%	1.45%	1.18%	2.56%
Since Inception	2.98%	2.81%	2.43%	3.44%
Inception Date	08/27/01	08/27/01	08/27/01	08/27/01
Total Fund Operating Expenses (August 5, 2008 Prospectus)	1.07%	1.26%	1.51%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the MSCI ACWI (All Country World Index) Ex-U.S. Index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets. As of December 31, 2008, the MSCI ACWI Ex-U.S. Index consisted of the following developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

International Equity Fund
SCHEDULE OF INVESTMENTS	December 31, 2008

	Shares	Value
FOREIGN COMMON STOCKS — 97.8%
Argentina — 0.0%
Banco Macro SA ADRΔ	21,400	$231,548

Australia — 4.2%
ABC Learning Centres, Ltd.+	2,281	859
AGL Energy, Ltd.	15,492	165,170
Allco Finance Group, Ltd.+*	147,022	7,432
Amcor, Ltd.	902,004	3,665,566
AMP, Ltd.	250,947	956,807
Ansell, Ltd.	68,372	598,641
APN News & Media, Ltd.	29,616	51,405
Austereo Group, Ltd.	4,609	4,026
Australand Property Group REIT	49,418	8,782
Australia and New Zealand Banking Group, Ltd.	10,601	114,450
AWB, Ltd.	21,422	38,184
AXA Asia Pacific Holdings, Ltd.	7,828	27,209
BHP Billiton, Ltd.	198,006	4,206,471
BlueScope Steel, Ltd.	25,908	63,653
Boart Longyear Group	244,286	34,424
Brambles, Ltd.	337,333	1,752,628
Caltex Australia, Ltd.	3,502	17,697
CFS Retail Property Trust REIT	16,818	22,107
Coca-Cola Amatil, Ltd.	1,167,750	7,504,075
Commonwealth Bank of Australia	12,300	253,078
CSL, Ltd.	165,304	3,898,170
Dexus Property Group REIT	16,883	9,668
Downer EDI, Ltd.	15,384	41,280
Energy Resources of Australia, Ltd.	736	9,838
Felix Resources, Ltd.	7,297	45,383
Flight Centre, Ltd.	11,391	62,194
Goodman Group REIT	12,883	6,634
GPT Group REIT	30,485	19,878
Iluka Resources, Ltd.*	9,978	32,444
Incitec Pivot, Ltd.Δ	231,200	405,261
Insurance Australia Group, Ltd.	7,055	19,227
Leighton Holdings, Ltd.	667	12,960
MacArthur Coal, Ltd.	4,314	9,232
Macquarie Airports	10,391	17,491
Macquarie Group, Ltd.Δ	43,100	874,729
Macquarie Infrastructure Group	22,008	26,381
Metcash Ltd.	17,680	54,132
Minara Resources, Ltd.	88,915	17,898
Mineral Deposits, Ltd.*	138,300	67,755
Mirvac Group REIT	9,451	8,458
National Australia Bank, Ltd.	427,974	6,291,922
New Hope Corporation, Ltd.	4,189	10,130
Newcrest Mining, Ltd.	3,610	85,928
OneSteel, Ltd.	14,714	25,444
Orica, Ltd.	2,094	20,549
Origin Energy, Ltd.	6,520	73,536
QBE Insurance Group, Ltd.	56,645	1,023,762
Quantas Airways, Ltd.	272,162	501,405
Rio Tinto, Ltd.Δ	17,435	467,219
Santos, Ltd.	7,643	80,083
Sigma Pharmaceuticals, Ltd.	24,331	18,391
SP AusNet	16,928	11,236
Spotless Group, Ltd.	26,645	52,705
Stockland REIT	10,657	30,316
Suncorp-Metway, Ltd.	205,391	1,210,638
Telstra Corporation, Ltd.	2,685,830	7,190,063
Ten Network Holdings, Ltd.	13,995	11,445
Transurban Group	5,476	20,714
Wesfarmers, Ltd.	199,665	2,520,128
West Australian Newspapers Holdings, Ltd.	1,060	4,115
Westfield Group REIT	12,979	117,833
Westpac Banking Corporation	29,617	355,215
Woodside Petroleum, Ltd.	1,999	51,729

		45,306,183

Austria — 0.3%
Erste Bank Der Oesterreichischen Sparkassen AGΔ	91,858	2,138,810
Raiffeisen International Bank Holding AGΔ	160	4,448
Verbund AG	9,429	435,974
Wienerberger AG	16,158	275,625

		2,854,857

Belgium — 0.4%
Bekaert SA	2,922	197,603
Colruyt SA	3,772	810,553
Delhaize Group	10,916	674,790
Fortis	354,732	467,161
KBC Groep NV	431	12,952
Mobistar SA	10,602	764,771
Nationale A Portefeuille	1,101	53,694
Omega Pharma SA	200	7,563
Tessenderlo Chemie NV	17,642	534,102
Umicore	10,852	214,441

		3,737,630

Bermuda — 0.1%
Catlin Group, Ltd.	13,855	87,211
Credicorp, Ltd.	8,271	413,219
Hiscox, Ltd.	6,878	34,229

		534,659

Brazil — 1.5%
Amil Participacoes SA	132,937	410,440
Banco do Brasil SA	173,161	1,090,053
Banco Itau Holding Financeira SA ADRΔ	13,366	155,046
BR Malls Participacoes SA*	36,100	140,871
Brasil Telecom Participacoes SA	6,900	174,275
Brasil Telecom Participacoes SA ADRΔ	30,159	1,165,042
Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADRΔ	20,180	556,161
Companhia Vale do Rio Doce ADRΔ	154,100	1,641,165
Gerdau SA ADRΔ	49,800	328,680
Global Village Telecom Holding SA*	31,700	344,867
Hypermarcas SA*	17,300	98,815
Localiza Rent A Car SA	16,500	50,236
Lojas Renner SA	20,208	135,789
Marfrig Frigorificos e Comercio de Alimentos SA*	120,437	387,340
OGX Petroleo e Gas Participacoes SA*	1,249	281,727
Perdigao SA	7,000	89,271
Petroleo Brasileiro SA ADR	265,210	6,070,265
Tegma Gestao Logistica SA	31,778	61,321

See Notes to Financial Statements.

	Shares	Value
Tele Norte Leste Participacoes SA ADRΔ	86,686	$1,206,669
Terna Participacoes SA	35,600	335,696
Totvs SA	11,868	188,249
Triunfo Participacoes e Investimentos SA*	50,300	21,569
Unibanco GDR	15,373	993,403
Usinas Siderurgicas de Minas Gerais SA	7,500	83,137

		16,010,087

Canada — 1.4%
Canadian National Railway Co.	42,640	1,546,715
Encana Corporation	65,000	3,021,200
Falcon Oil & Gas, Ltd.*	335,000	75,982
First Quantum Minerals, Ltd.	60,857	868,118
Goldcorp, Inc.	108,190	3,411,231
Research In Motion, Ltd.*	22,110	897,224
Rogers Communications, Inc. Class B	92,293	2,735,521
Talisman Energy, Inc.	210,500	2,076,865
Teck Cominco, Ltd. Class B	67,900	331,112

		14,963,968

Chile — 0.2%
Banco de Credito e Inversiones	13,765	234,367
Banco Santander Chile SA ADRΔ	6,500	227,695
Centros Comerciales Sudamericanos SA	83,209	118,172
Embotelladora Andina SA ADR Class A	20,000	210,000
Embotelladora Andina SA ADR Class B@Δ	40,400	545,400
Enersis SA ADRΔ	46,300	589,862
Multiexport Foods SA*	115,516	7,704
S.A.C.I. Falabella SA	133,155	351,040

		2,284,240

China — 2.0%
Anhui Conch Cement Co., Ltd.Δ*	121,821	566,563
Asia Cement China Holdings Corporation*	374,800	189,981
Bank of Communications Co., Ltd.Δ	2,206,000	1,603,385
China Construction Bank Class HΔ	1,172,000	652,068
China COSCO Holdings Co., Ltd.Δ	1,194,500	841,536
China Life Insurance Co., Ltd. Class H	900,000	2,765,233
China Medical Technologies, Inc. ADRΔ	36,200	733,412
China Petroleum & Chemical Corporation Class H	3,583,000	2,202,339
China Railway Group, Ltd.*	889,000	621,309
China Shenhua Energy Co., Ltd. Class HΔ	1,166,655	2,501,143
China Shipping Development Co., Ltd.Δ	232,000	233,790
China Yurun Food Group, Ltd.	1,197,000	1,415,873
Golden Eagle Retail Group, Ltd.Δ	557,333	392,230
Great Wall Motor Co., Ltd.	392,000	137,427
Industrial & Commercial Bank of China Class HΔ	4,824,000	2,561,143
New Oriental Education & Technology Group ADRΔ*	4,200	230,622
New World Department Store China, Ltd.Δ	533,337	293,861
Parkson Retail Group, Ltd.Δ	1,152,694	1,319,644
Shanda Interactive Entertainment, Ltd. ADRΔ*	8,300	268,588
Shandong Weigao Group Medical Polymer Co., Ltd.	216,000	328,772
Simcere Pharmaceutical Group ADRΔ*	39,800	285,366
Tencent Holdings, Ltd.Δ	66,800	434,048
Xinao Gas Holdings, Ltd.	281,553	298,671
ZTE Corporation Class H	101,000	266,831

		21,143,835

Colombia — 0.1%
BanColombia SA	76,200	441,222
BanColombia SA ADR	13,000	303,550

		744,772

Czech Republic — 0.3%
CEZ AS	83,135	3,536,746

Denmark — 1.2%
A P Moller - Maersk A/S	84	452,047
D/S Norden	4,822	170,125
Danske Bank A/SΔ	132,400	1,333,797
East Asiatic Co., Ltd. A/S	170	5,789
H Lundbeck A/S	126,649	2,648,784
Novo-Nordisk A/S Class B	126,775	6,539,547
Sydbank A/S	271	3,335
TDC A/S	113	4,917
Vestas Wind Systems A/S*	32,817	1,931,175

		13,089,516

Egypt — 0.2%
El Sewedy Cables Holding Co.*	55,835	743,926
Orascom Construction Industries	55,194	1,405,113
Orascom Construction Industries GDRΔ	1,828	93,110
Orascom Construction Industries GDR 144A	1,576	80,275

		2,322,424

Estonia — 0.0%
Tallink Group, Ltd.*	746,660	400,949

Finland — 1.0%
Fortum OYJ	36,673	797,099
Konecranes OYJ	6,980	121,511
Nokia Corporation ADRΔ	145,400	2,268,240
Nokia OYJ ADRΔ	274,211	4,303,020
Orion OYJ	268	4,558
Outokumpu OYJ	55,034	654,852
Tietoenator OYJ	10,982	120,818
UPM-Kymmene OYJΔ	233,934	2,998,737

		11,268,835

France — 9.1%
Air Liquide SA	18,402	1,685,243
Alcatel-Lucent*	6,706	14,516
Alstom	10,234	609,891
AXA SA	231,437	5,194,740
BNP Paribas SA	73,949	3,191,968
Bouygues SA	13,465	571,232
Cap Gemini SA	1,701	65,772

See Notes to Financial Statements.

International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Carrefour SA	161,488	$6,242,220
Casino Guichard Perrachon SA	20,560	1,566,967
Christian Dior SA	39,575	2,237,539
Ciments Francais SA	1,054	89,154
CNP Assurances	3,095	224,878
Compagnie de Saint-GobainΔ	159,336	7,528,657
Compagnie Generale des Etablissements Michelin Class B	218	11,518
Compagnie Generale d’Optique Essilor International SAΔ	22,661	1,064,499
Credit Agricole SA	133,289	1,497,118
Eramet	808	157,615
France Telecom SA	394,597	10,998,471
Gaz de France SA	150,600	7,475,338
Gecina SA REIT	43	2,990
Groupe Danone	26,269	1,587,167
IPSOS	2,887	77,885
Lafarge SAΔ	14,822	906,534
Lagardere SCA	1,379	56,026
Nexans SA	2,390	143,118
Peugeot SA	1,710	29,235
Publicis Groupe	4,538	117,116
Renault SA	79,730	2,080,637
Safran SA	1,138	15,365
Sanofi-Aventis	53,440	3,418,189
Schneider Electric SAΔ	23,052	1,716,308
Societe BIC SAΔ	27,960	1,608,662
Societe Generale Class A	87,305	4,429,237
Societe Television Francaise 1Δ	42,886	628,343
Sodexo	7,337	407,767
Suez Environnement SA*	76,432	1,290,832
Teleperformance	5,289	148,043
Thales SA	4,802	201,123
Total SA	438,249	24,094,547
Total SA ADR	44,400	2,455,320
UBISOFT Entertainment*	8,831	173,261
Unibail-Rodamco REIT	149	22,260
Valeo SAΔ	81,898	1,220,031
Vallourec	1,050	119,385
Veolia Environnement SA	12,208	385,076
Vivendi SA	31,773	1,035,609

		98,797,402

Germany — 7.2%
Adidas-Salomon AG	19,288	735,251
Allianz AG	41,361	4,400,836
AMB Generali Holding AG	519	52,738
BASF AGΔ	114,954	4,466,379
Bayer AG	110,581	6,443,379
Celesio AG	272	7,360
Commerzbank AG	132,341	1,257,386
Daimler AG	20,406	777,506
Demag Cranes AG	19,142	523,056
Deutsche Bank AGΔ	28,213	1,115,716
Deutsche Boerse AGΔ	30,572	2,211,852
Deutsche Lufthansa AGΔ	172,043	2,829,048
Deutsche Telekom AG	453,654	6,858,927
E.ON AG	150,975	5,928,360
Fielmann AG	1,479	97,179
Fresenius Medical Care AG & Co. KGaA	56,105	2,579,243
Hannover Rueckversicherung AGΔ	87,066	2,768,765
Infineon Technologies AG*	18,604	25,039
Lanxess AGΔ	38,732	755,273
Linde AG	25,393	2,131,195
MAN AG	2,669	149,714
Merck KGaA	19,736	1,765,587
Metro AG	6,497	258,376
MTU Aero Engines Holding AG	5,642	156,070
Muenchener Rueckver-sicherungs AG	7,686	1,193,233
RWE AGΔ	176,629	15,682,367
Salzgitter AG	757	58,830
SAP AGΔ	139,123	5,048,359
Siemens AGΔ	37,266	2,805,509
SolarWorld AGΔ	9,510	212,834
Stada Arzneimittel AG	6,585	189,148
Symrise AGΔ	109,960	1,539,268
ThyssenKrupp AGΔ	30,044	836,367
Tognum AG	34,553	447,807
TUI AG	1,175	13,959
United Internet AGΔ	55,419	501,318
Volkswagen AG	521	181,210
Wacker Chemie AG	974	104,299
Wincor Nixdorf AGΔ	11,370	542,037

		77,650,780

Greece — 0.4%
Coca Cola Hellenic Bottling Co. SA	108,744	1,581,209
National Bank of Greece SA	47,028	873,332
Public Power Corporation	116,254	1,868,346

		4,322,887

Hong Kong — 3.1%
AAC Acoustic Technology Holdings, Inc.*	594,000	267,820
Beijing Enterprises Holdings, Ltd.	36,000	147,407
BOC Hong Kong Holdings, Ltd.	432,500	495,034
Cheung Kong Holdings, Ltd.	8,000	76,317
Cheung Kong Infrastructure Holdings, Ltd.	1,000	3,776
China Mobile, Ltd.	661,882	6,715,532
China Overseas Land & Investment, Ltd.Δ	2,201,000	3,090,508
China Power International Development, Ltd.	50,000	10,385
China Resources Power Holdings Co.	116,000	225,543
Chinese Estates Holdings, Ltd.	8,000	9,153
CLP Holdings, Ltd.	12,500	84,984
CNOOC, Ltd.	1,056,000	1,004,441
Dairy Farm International Holdings, Ltd.	296,100	1,264,347
Esprit Holdings, Ltd.	2,900	16,525
Giordano International, Ltd.	8,000	2,018
Great Eagle Holdings, Ltd.	3,000	3,357
Hang Lung Group, Ltd.	5,000	15,274
Hang Lung Properties, Ltd.	1,000	2,196
Hang Seng Bank, Ltd.	4,200	55,451
Henderson Land Development Co., Ltd.	3,000	11,220
Hengan International Group Co., Ltd.Δ	462,000	1,490,802
Hong Kong Electric Holdings, Ltd.Δ	691,000	3,890,324
Hong Kong Exchanges and Clearing, Ltd.	5,700	54,725

See Notes to Financial Statements.

	Shares	Value
Hongkong Land Holdings, Ltd.	423,000	$1,049,040
Hopewell Holdings	12,000	39,812
Hutchison Telecommunications International, Ltd.*	85,000	22,922
Hutchison Whampoa, Ltd.	400,600	2,022,316
Hysan Development Co., Ltd.	496,000	806,465
Industrial and Commercial Bank of China Asia, Ltd.	2,000	2,153
Jardine Matheson Holdings, Ltd.	124,000	2,299,276
Li & Fung, Ltd.Δ	804,000	1,389,470
Link REIT	11,000	18,299
Midland Holdings, Ltd.	10,000	3,601
Mongolia Energy Co., Ltd.*	17,000	5,288
New World Development, Ltd.	13,000	13,311
Noble Group, Ltd.	1,387,000	993,455
Orient Overseas International, Ltd.	3,000	6,727
Pacific Basin Shipping, Ltd.Δ	432,000	198,866
PCCW, Ltd.	14,000	6,721
Shenzhen International Holdings	7,500	326
Shui On Land, Ltd.	1,464,223	466,629
Sun Hung Kai Properties, Ltd.	185,000	1,556,690
Swire Pacific, Ltd. Class A	8,000	55,418
Television Broadcasts, Ltd.	1,000	3,278
Texwinca Holdings, Ltd.	32,000	13,645
VTech Holdings, Ltd.	4,000	16,946
Wharf Holdings, Ltd.	1,092,250	3,023,520
Wheelock & Co., Ltd.	22,000	48,482
Wing Hang Bank, Ltd.	1,500	8,726
WM Morrison Supermarkets PLC	68,815	278,931

		33,287,452

Hungary — 0.1%
MOL Hungarian Oil and Gas PLC	13,272	689,983
MOL Hungarian Oil and Gas PLC ADRΔ	7,460	197,019

		887,002

India — 1.3%
Ambuja Cements, Ltd.	587,628	852,737
Andhra Bank, Ltd.	685,968	779,478
Asian Paints, Ltd.	37,948	699,658
Bharat Heavy Electricals, Ltd.	5,640	158,598
Bharti Airtel, Ltd.*	71,089	1,047,910
Container Corporation of India, Ltd.	40,563	516,692
Hindustan Unilever, Ltd.	131,574	680,273
Housing Development Finance Corporation	98,305	3,008,318
Indraprastha Gas, Ltd.	93,800	196,508
Infosys Technologies, Ltd.	76,662	1,776,731
Infosys Technologies, Ltd. ADRΔ	107,220	2,634,395
NTPC, Ltd.	70,658	262,788
Phoenix Mills, Ltd.	11,389	17,789
Rural Electrification Corporation, Ltd.	175,346	264,849
Shriram Transport Finance Co., Ltd.	25,860	104,367
Sun Pharmaceuticals Industries, Ltd.	48,844	1,074,510
Welspun-Gujarat Stahl, Ltd.	108,472	245,784

		14,321,385

Indonesia — 0.6%
Bank Danamon Indonesia TBK	458,165	132,891
Bank Rakyat Indonesia	8,001,300	3,402,564
PT Panin Life TBK@*	26,999,000	208,921
PT Ramayana Lestari Sentosa TBK@	3,484,500	161,069
PT Telekomunikasi Indonesia TBK	4,712,196	3,011,669

		6,917,114

Ireland — 0.2%
CRH PLCΔ	85,113	2,181,479
Experian PLC	7,388	46,581

		2,228,060

Israel — 0.7%
Israel Chemicals, Ltd.	47,247	330,518
Syneron Medical, Ltd.Δ*	3,335	27,814
Teva Pharmaceutical Industries, Ltd. ADRΔ	174,470	7,427,188

		7,785,520

Italy — 2.1%
Buzzi Unicem SpA	6,422	107,987
Edison SpA	1,959	2,495
Enel SpA	221,434	1,426,387
ENI SpA	148,681	3,577,805
Fiat SpAΔ	71,620	479,434
Finmeccanica SpA	3,549	54,970
Intesa Sanpaolo SpA	1,812,598	6,584,598
Mediaset SpAΔ	538,710	3,104,055
Pirelli & C SpA	279,264	105,471
Saipem SpA	87,820	1,497,820
UniCredito Italiano SpA	2,283,111	5,804,862
Unione di Banche Italiane SCPA	1,424	20,885

		22,766,769

Japan — 20.1%
77 Bank, Ltd. (The)	88,000	478,996
Acom Co., Ltd.	20	845
Advantest Corporation	3,800	61,944
Aeon Credit Service Co., Ltd.Δ	161,500	1,702,752
Aiful Corporation	6,800	19,573
Aioi Insurance Co., Ltd.	11,000	57,543
Aisin Seiki Co., Ltd.	49,900	714,702
Alps Electric Co., Ltd.	7,500	36,990
Amada Co., Ltd.	12,000	58,364
Aoyama Trading Co., Ltd.	2,500	39,826
Asahi Glass Co., Ltd.	12,000	68,404
Astellas Pharma, Inc.	256,600	10,503,229
Autobacs Seven Co., Ltd.	1,900	44,007
Bridgestone Corporation	300	4,500
Brother Industries, Ltd.	12,900	76,957
Calsonic Kansei Corporation	14,000	20,002
Canon Marketing Japan, Inc.	8,300	133,655
Canon, Inc.	348,150	11,030,985
Casio Computer Co., Ltd.	14,200	89,607
Central Japan Railway Co.	112	971,337
Chiyoda Corporation	10,000	55,699
Chubu Electric Power Co., Inc.	34,500	1,050,795
Chuo Mitsui Trust Holdings, Inc.	5,000	24,584

See Notes to Financial Statements.

International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Circle K Sunkus Co., Ltd.	5,300	$95,887
Coca-Cola West Holdings Co., Ltd.	1,600	34,594
Credit Saison Co., Ltd.	200	2,776
Dai Nippon Printing Co., Ltd.	14,000	154,764
Daiei, Inc. (The)*	7,000	44,948
Daiichi Sankyo Co., Ltd.	5,600	132,431
Daishi Bank, Ltd.	19,000	84,489
Daito Trust Construction Co., Ltd.	39,100	2,052,530
Daiwa Securities Group, Inc.	209,000	1,254,694
Denso CorporationΔ	29,000	491,387
DIC Corporation	11,000	23,207
Doutor Nichires Holdings Co., Ltd.	1,300	28,464
East Japan Railway Co.	419	3,184,677
Ebara Corporation	35,000	81,439
FamilyMart Co., Ltd.	31,800	1,381,025
Fancl Corporation	200	2,664
Fanuc, Ltd.Δ	10,900	781,223
Fast Retailing Co., Ltd.	12,800	1,878,181
Fuji Fire & Marine Insurance Co., Ltd. (The)	6,000	9,008
Fuji Heavy Industries, Ltd.	121,000	332,523
FUJIFILM Holdings Corporation	4,800	107,156
Fujitsu, Ltd.	128,000	622,336
Funai Electric Co., Ltd.	2,500	51,678
Furukawa Electric Co., Ltd.	183,000	893,059
Glory, Ltd.	5,100	98,968
Gunma Bank, Ltd.Δ	107,000	684,977
Gunze, Ltd.	16,000	52,757
H2O Retailing Corporation	10,000	75,443
Hakuhodo DY Holdings, Inc.	960	52,374
Haseko Corporation	15,000	15,993
Higo Bank, Ltd.	8,000	50,495
Hino Motors, Ltd.	7,000	14,428
Hirose Electric Co., Ltd.Δ	12,600	1,274,882
Hisamitsu Pharmaceutical Co., Inc.	26,800	1,095,524
Hitachi Cable, Ltd.	38,000	85,316
Hitachi Capital Corporation	59,900	749,366
Hitachi Construction Machinery Co., Ltd.Δ	126,800	1,516,186
Hitachi High-Technologies Corporation	500	8,007
Hitachi Metals, Ltd.	1,000	4,651
Hitachi Software Engineering Co., Ltd.	1,300	20,174
Hitachi Transport System, Ltd.	5,300	79,748
Hitachi, Ltd.	21,000	81,499
Hokkoku Bank, Ltd.	23,000	80,617
Hokuhoku Financial Group, Inc.	132,000	312,475
Honda Motor Co., Ltd.	41,800	890,285
Hosiden CorporationΔ	53,300	842,377
Hoya CorporationΔ	60,500	1,056,704
Hyakugo Bank, Ltd.	13,000	78,675
Hyakujushi Bank, Ltd.	20,000	113,843
Ibiden Co., Ltd.	93,900	1,946,913
IHI Corporation	8,000	10,205
Inpex Holdings, Inc.	739	5,891,353
Isuzu Motors, Ltd.	52,000	67,192
Itochu Corporation	143,000	721,448
Itoham Foods, Inc.	36,000	130,750
Japan Steel Works, Ltd.Δ	290,000	4,060,241
JFE Holdings, Inc.	121,400	3,226,301
JGC Corporation	9,000	134,694
JSR Corporation	10,300	115,878
JTEKT Corporation	3,000	23,380
Jupiter Telecommunications Co., Ltd.	851	885,756
Kagoshima Bank, Ltd.	7,000	58,487
Kaken Pharmaceutical Co., Ltd.	17,000	187,183
Kamigumi Co., Ltd.	30,000	266,543
Kandenko Co., Ltd.	12,000	94,840
Kaneka Corporation	21,000	134,142
Kansai Paint Co., Ltd.	33,000	169,542
Kanto Auto Works, Ltd.	8,300	95,152
Kao Corporation	399,000	12,119,762
KDDI Corporation	1,636	11,681,527
Keyence CorporationΔ	7,800	1,602,993
Kinden Corporation	9,000	81,402
Kobayashi Pharmaceutical Co., Ltd.	500	21,375
Komatsu, Ltd.Δ	44,800	571,492
Kose Corporation	4,400	110,600
Kubota Corporation	2,000	14,481
Kuraray Co., Ltd.	304,500	2,385,737
Kureha Corporation	89,000	445,272
Kurita Water Industries, Ltd.Δ	31,500	851,561
Kyocera Corporation	2,300	166,515
Lawson, Inc.Δ	60,400	3,483,348
Leopalace21 Corporation	4,700	47,622
Lintec Corporation	7,600	105,871
Makita Corporation	1,200	26,849
Matsumotokiyoshi Holdings Co., Ltd.	4,600	95,475
Matsushita Electric Industrial Co., Ltd.	13,000	159,799
Mediceo Paltac Holdings Co., Ltd.	1,800	21,651
Meiji Dairies Corporation	2,000	10,767
Meitec Corporation	500	8,640
Millea Holdings, Inc.	242,900	7,196,989
Miraca Holdings, Inc.	1,700	36,831
Mitsubishi Chemical Holdings Corporation	500	2,216
Mitsubishi Corporation	196,100	2,777,572
Mitsubishi Electric Corporaiton	7,000	43,867
Mitsubishi Estate Co., Ltd.	7,000	115,632
Mitsubishi Gas Chemical Co., Inc.	444,000	1,821,825
Mitsubishi Logistics Corporation	1,000	12,678
Mitsubishi Materials Corporation	14,000	35,435
Mitsubishi UFJ Financial Group, Inc.	666,900	4,191,566
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,950	126,156
Mitsui & Co., Ltd.	20,000	205,607
Mitsui Fudosan Co., Ltd.	48,000	800,267
Mitsui OSK Lines, Ltd.	48,000	296,654
Mitsui Sumitomo Insurance Group Holdings, Inc.	2,500	79,503
Mizuho Financial Group, Inc.Δ	311	884,111
Morinaga Milk Industry Co., Ltd.	5,000	19,452
Musashino Bank, Ltd. (The)	2,300	89,910
Nabtesco Corporation	9,000	60,467
Namco Bandai Holdings, Inc.	4,300	47,130

See Notes to Financial Statements.

	Shares	Value
Nanto Bank, Ltd.	2,000	$11,608
NEC Corporation	22,000	74,430
NEC Electronics Corporation*	7,800	73,856
NGK Insulators, Ltd.	2,000	22,663
Nichirei Corporation	15,000	71,919
Nihon Parkerizing Co., Ltd.	8,000	69,327
Nikon Corporation	3,000	36,008
Nintendo Co., Ltd.	22,157	8,467,335
Nippon Denko Co., Ltd.Δ	64,000	331,606
Nippon Electric Glass Co., Ltd.	131,000	691,498
Nippon Express Co., Ltd.	238,000	1,003,197
Nippon Konpo Unyu Soko Co., Ltd.	4,000	44,143
Nippon Mining Holdings, Inc.	6,000	26,035
Nippon Oil Corporation	11,000	55,774
Nippon Shinyaku Co., Ltd.	7,000	83,571
Nippon Steel Corporation	26,000	85,443
Nippon Telegraph & Telephone Corporation	1,667	8,606,244
Nippon Yusen Kabushiki KaishaΔ	115,000	708,945
Nishi-Nippon City Bank, Ltd. (The)	14,000	40,720
Nissan Motor Co., Ltd.	50,600	182,040
Nissan Shatai Co., Ltd.	15,000	91,322
Nissay Dowa General Insurance Co., Ltd.	1,000	6,219
Nissha Printing Co., Ltd.Δ	9,600	382,023
Nisshin Seifun Group, Inc.	9,500	125,459
Nitto Denko CorporationΔ	193,800	3,710,070
NOF Corporation	3,000	11,932
Nomura Holdings, Inc.	92,700	771,850
Nomura Real Estate Holdings, Inc.	1,000	19,951
NSK, Ltd.	79,000	298,354
NTN Corporation	8,000	24,174
NTT Data Corporation	471	1,897,690
NTT DoCoMo, Inc.	383	753,865
Ogaki Kyoritsu Bank, Ltd.	8,000	37,606
Okinawa Electric Power Co., Inc.	6,400	475,325
OKUMA Corporation	6,000	22,642
Okumura Corporation	6,000	30,357
Omron Corporation	7,200	96,738
Onward Holdings Co., Ltd.	3,000	23,912
ORIX Corporation	9,680	552,737
Osaka Gas Co., Ltd.	33,000	152,600
Pacific Metals Co., Ltd.	3,000	15,110
Promise Co., Ltd.	3,150	79,900
QP Corporation	10,600	145,049
Rakuten, Inc.Δ	4,519	2,877,221
Ricoh Co., Ltd.	169,000	2,166,026
Rinnai Corporation	1,500	58,847
Rohm Co., Ltd.	3,000	151,461
Rohto Pharmaceutical Co., Ltd.	1,000	13,848
San-in Godo Bank, Ltd. (The)	10,000	81,091
Sankyo Co., Ltd.	1,900	95,852
Sanwa Holdings Corporation	27,000	103,849
Sapporo Hokuyo Holdings, Inc.	7	26,950
SBI Holdings, Inc.	176	27,171
Secom Co., Ltd.	600	30,961
Seiko Epson Corporation	5,300	84,333
Seino Holdings Corporation	11,000	61,396
Sekisui House, Ltd.Δ	300,000	2,646,736
Seven & Holdings Co., Ltd.	309,300	10,631,133
Sharp Corporation	6,000	43,251
Shima Seiki Manufacturing, Ltd.	4,400	87,117
Shimano, Inc.	1,000	39,367
Shin-Etsu Chemical Co., Ltd.	113,600	5,242,818
Shinsei Bank, Ltd.	37,000	58,561
Shionogi & Co., Ltd.	40,000	1,033,003
Shiseido Co., Ltd.Δ	65,000	1,336,717
Showa Shell Sekiyu KK	6,300	62,433
Snow Brand Milk Products Co., Ltd.	7,000	26,648
Softbank Corporation	2,400	43,587
Sompo Japan Insurance, Inc.	2,000	14,809
Sony Corporation	26,700	583,980
Stanley Electric Co., Ltd.	31,100	328,377
Sumco Corporation	1,300	16,516
Sumitomo Bakelite Co., Ltd.	21,000	84,766
Sumitomo CorporationΔ	58,800	521,514
Sumitomo Electric Industries, Ltd.	177,100	1,370,967
Sumitomo Forestry Co., Ltd.	21,500	174,194
Sumitomo Metal Mining Co., Ltd.	4,000	42,790
Sumitomo Metal Industries, Ltd.	3,000	7,410
Sumitomo Mitsui Financial Group, Inc.Δ	170	705,130
Sumitomo Realty & Development Co., Ltd.	2,000	30,064
Sumitomo Trust & Banking Co., Ltd.	15,000	88,669
Suzuken Co., Ltd.	4,600	137,136
Taisho Pharmaceutical Co., Ltd.	5,000	106,511
Takata Corporation	7,000	49,610
Takeda Pharmaceutical Co., Ltd.	220,800	11,508,606
Takefuji CorporationΔ	61,450	504,164
TDK Corporation	1,800	66,504
THK Co., Ltd.	4,900	51,567
Toho Co., Ltd.	100	2,152
Toho Gas Co., Ltd.	139,000	917,207
Tohoku Electric Power Co., Inc.	600	16,231
Tokai Rika Co., Ltd.	10,400	91,056
Tokai Rubber Industries, Inc.	10,400	85,772
Tokuyama Corporation	72,000	610,443
Tokyo Electric Power Co., Inc.	87,000	2,904,212
Tokyo Electron, Ltd.	3,500	123,213
Tokyo Gas Co., Ltd.	82,000	415,648
Tokyo Steel Manufacturing Co., Ltd.	12,100	126,958
Tokyo Style Co., Ltd.	1,000	7,257
Tokyu Land Corporation	179,000	686,120
Toppan Forms Co., Ltd.	2,200	28,311
Toppan Printing Co., Ltd.	9,000	69,528
Toshiba TEC Corporation	21,000	63,308
Tosoh Corporation	4,000	9,873
Toyo Seikan Kaisha, Ltd.	8,900	154,272
Toyo Suisan Kaisha, Ltd.	5,000	144,082
Toyoda Gosei Co., Ltd.	1,700	20,017
Toyota Auto Body Co., Ltd.	7,500	109,899
Toyota Boshoku Corporation	2,000	16,296
Toyota Motor Corporation	275,740	9,115,503
Toyota Tsusho Corporation	2,300	24,761
Tsuruha Holdings, Inc.	500	19,385
TV Asahi Corporation	17	22,837
Ube Industries, Ltd.	6,000	16,855
Uni-Charm Corporation	18,300	1,376,740

See Notes to Financial Statements.

International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
UNY Co., Ltd.	109,000	$1,206,207
Urban Corporation+	4,300	—
USS Co., Ltd.	650	34,492
West Japan Railway Co.	753	3,430,993
Xebio Co., Ltd.	800	15,602
Yamaguchi Financial Group, Inc.	2,000	22,493
Yamaha Corporation	3,000	27,891
Yamato Holdings Co., Ltd.	8,000	104,614
Yamato Kogyo Co., Ltd.	2,300	62,248
Yamazaki Baking Co., Ltd.Δ	40,000	615,347

		217,915,538

Kazakhstan — 0.0%
Eurasian Natural Resources Corporation	27,494	131,554
KazakhGold Group, Ltd. GDR*	26,174	103,387

		234,941

Luxembourg — 0.1%
Arcelor	15,564	377,261
Oriflame Cosmetics SA ADR	1,237	36,135
Reinet Investments SCA*	704	6,849
SES	42,248	818,786
Tenaris SA	7,715	80,186
Tenaris SA ADR	8,800	184,624

		1,503,841

Malaysia — 0.2%
AirAsia BHD*	1,471,200	368,878
Astro All Asia Networks PLC	125,541	80,411
Bumiputra-Commerce Holdings BHD	826,641	1,400,466
KNM Group BHD	627,300	74,099

		1,923,854

Mexico — 1.0%
America Movil SA de CV ADR Series L	176,193	5,460,221
Cemex SA de CV*	1,336,757	1,210,451
Corporacion Moctezuma SA de CV	181,059	281,097
Grupo Financiero Inbursa SAΔ	293,599	689,025
Grupo Televisa SA ADR	84,606	1,264,014
Megacable Holdings SAB de CV*	363,562	484,364
Urbi Desarrollos Urbanos SA*	125,700	171,551
Wal-Mart de Mexico SAB de CV Series VΔ	286,159	764,551

		10,325,274

Netherlands — 3.8%
Aegon NV	267,889	1,691,082
Akzo Nobel NV	79,272	3,269,793
CSM	12,236	197,002
European Aeronautic Defence and Space Co., NVΔ	55,109	933,291
Fugro NV	17,103	491,591
Imtech NV	4,497	75,888
ING Groep NV	456,861	5,028,177
James Hardie Industries NV	29,784	97,544
Koninklijke Ahold NV	200,870	2,475,301
Koninklijke BAM Groep NV	3,707	33,431
Koninklijke Boskalis Westminster NV	11,534	269,092
Koninklijke Philips Electronics NV ADRΔ	100,223	1,988,113
Reed Elsevier NV	471,939	5,611,068
Royal Dutch Shell PLC	22,447	589,753
Royal Dutch Shell PLC Class A	306,365	8,101,500
Royal Dutch Shell PLC Class B	161,427	4,091,925
Royal KPN NV	8,007	116,409
SNS Reaal	34,919	191,929
TNT NV	117,849	2,289,259
Unilever NV	115,134	2,790,613
Vastned Retail NV REIT	11,361	572,081

		40,904,842

New Zealand — 0.1%
Telecom Corporation of New Zealand, Ltd.	1,060,562	1,425,425

Nigeria — 0.1%
First City Monument Bank PLC	7,843,902	336,724
Guaranty Trust Bank GDR@	90,245	314,053
United Bank for Africa PLC	4,284,006	402,843

		1,053,620

Norway — 0.7%
DnB NOR ASA	229,000	908,590
Norsk Hydro ASA	94,000	382,994
Petroleum Geo-Services ASAΔ*	84,350	344,276
StatoilHydro ASA	135,487	2,265,992
Tandberg ASAΔ	26,200	288,735
Telenor ASA	495,700	3,344,185
Yara International ASAΔ	16,950	372,845

		7,907,617

Papua New Guinea — 0.0%
Oil Search, Ltd.	8,885	29,094

Peru — 0.0%
Compania de Minas
Buenaventura SA ADRΔ	7,101	141,452

Philippines — 0.0%
International Container Terminal Services, Inc.	1,246,288	343,706

Poland — 0.1%
Powszechna Kasa Oszczednosci
Bank Polski SA	43,586	526,338
Telekomunikacja Polska SA	22,335	145,064

		671,402

Russia — 1.1%
Gazprom OAO ADRΔ	157,136	2,239,188
Kalina ADR@	7,200	39,960
LSR Group GDR*	77,900	59,204
LUKOIL ADRΔ	74,323	2,460,091
Magnit OAO@*	37,405	601,801
Mobile Telesystems ADRΔ	45,840	1,223,011
NovaTek OAO GDRΔ	26,723	511,745
Novorossiysk Commercial Sea Port GDR	117,095	790,391
Pharmstandard GDR*	17,816	188,850
Raspadskaya@	279,672	279,672
Sberbank	1,169,378	865,340
Seventh Continent@*	24,176	145,056
Vimpel-Communications ADRΔ	49,300	352,988
VTB Bank OJSC GDRΔ	484,093	1,059,289
VTB Bank OJSC GDR *	19,000	39,140
X 5 Retail Group NV GDRΔ*	92,644	801,986

		11,657,712

See Notes to Financial Statements.

	Shares	Value
Singapore — 1.0%
Ascendas, Ltd. REIT	3,000	$2,886
CapitaCommercial Trust REIT	4,000	2,516
CapitaMall Trust REIT	4,000	4,451
ComfortDelgro Corporation, Ltd.	10,000	10,130
Cosco Corporation Singapore, Ltd.	1,257,000	840,311
DBS Group Holdings, Ltd.	8,000	47,123
Golden Agri-Resources, Ltd.	93,000	15,325
Haw Par Corporation, Ltd.	4,000	10,132
Indofood Agri Resources, Ltd.*	42,000	15,620
Jardine Cycle & Carriage, Ltd.	4,000	26,602
Keppel Corporation, Ltd.	8,000	24,289
Neptune Orient Lines, Ltd.	24,000	18,860
Oversea-Chinese Banking Corporation	656,800	2,283,749
Parkway Holdings, Ltd.	1,000	867
SembCorp Industries, Ltd.	664,000	1,083,200
Singapore Airlines, Ltd.	7,000	55,055
Singapore Exchange, Ltd.	4,000	14,249
Singapore Petroleum Co., Ltd.	10,000	15,852
Singapore Technologies Engineering, Ltd.	6,000	9,936
Singapore Telecommunications, Ltd.	2,842,000	5,064,599
United Overseas Bank, Ltd.	150,000	1,355,555
United Overseas Land, Ltd.	5,000	7,782
Venture Corporation, Ltd.	2,000	6,117
Wing Tai Holdings, Ltd.	7,000	4,069

		10,919,275

South Africa — 1.1%
ABSA Group, Ltd.	9,928	116,816
Bidvest Group, Ltd.	189,902	2,162,495
MTN Group, Ltd.	175,917	2,074,088
Murray & Roberts Holdings, Ltd.	50,956	266,435
Naspers, Ltd.	22,356	404,426
Pick’n Pay Stores, Ltd.	86,790	337,886
Sasol, Ltd.	138,673	4,217,284
Standard Bank Group, Ltd.	308,407	2,782,633

		12,362,063

South Korea — 1.2%
Amorepacific Corporation*	1,783	932,419
Hyundai Mobis*	4,669	238,130
KB Financial Group, Inc.*	35,703	955,255
Korea Electric Power Corporation*	71,320	1,662,778
KTBNetwork*	22,929	60,067
LG Electronics, Inc.*	5,560	337,620
LG Household & Health Care, Ltd.*	5,470	833,611
LG Telecom, Ltd.*	52,100	414,666
POSCO	1,820	552,682
Samsung Electronics Co., Ltd.	12,630	4,604,776
Samsung Electronics Co., Ltd. (Non-Voting Shares) GDR 144AΔ	6,007	615,222
Samsung Fire & Marine Insurance Co., Ltd.	3,168	481,408
Shinhan Financial Group Co., Ltd.*	37,631	895,405

		12,584,039

Spain — 4.7%
Banco Bilbao Vizcaya
Argentaria SA	109,737	1,359,682
Banco Santander SA	1,212,557	11,713,939
Construcciones y Auxiliar de Ferrocarriles SA	280	99,560
Criteria CaixaCorporation SA	16,260	64,867
Endesa SA	3,226	131,386
Gamesa Corporation Tecnologica SA	18,805	342,875
Gas Natural SDG SA	12,627	343,571
Iberdrola SA	1,062,698	9,906,137
Iberia Lineas Aereas de Espana	1,461	4,121
Inditex SA	43,399	1,932,592
Prosegur Cia de Seguridad SA	2,171	72,255
Red Electrica de Espana	27,189	1,386,006
Repsol YPF SA	11,122	237,457
Tecnicas Reunidas SAΔ	8,677	229,217
Telefonica SA	989,007	22,323,532
Union Fenosa SA	2,441	61,160
Viscofan SA	5,334	106,060

		50,314,417

Sri Lanka — 0.0%
Dialog Telekom, Ltd.@	2,196,610	117,277

Sweden — 0.7%
Alfa Laval ABΔ	47,400	423,167
Assa Abloy AB Class BΔ	184,000	2,139,750
Electrolux AB	3,088	27,020
Elekta AB	2,321	23,356
Hennes & Mauritz AB Class B	10,851	431,600
Industrivarden AB	9,952	74,596
Investor AB	776	11,836
Loomis AB*	1,324	8,205
NCC AB	2,344	15,302
Nordea Bank AB*	179,242	1,290,103
Scania AB	16,102	163,843
Securitas AB	6,422	54,066
Skanska AB	30,937	317,312
SKF AB	114,600	1,166,183
Svenska Cellulosa AB	36,214	314,426
Svenska Handelsbanken AB	32,057	530,102
Tele2 AB	62,132	562,258
Telefonaktiebolaget LM Ericsson Class B	38,220	297,959
TeliaSonera AB	14,479	72,917
Volvo AB	2,134	12,144
West Siberian Resources, Ltd. GDR*	34,476	11,483

		7,947,628

Switzerland — 7.9%
ABB, Ltd.*	10,861	165,632
Actelion, Ltd.*	28,287	1,600,238
Alcon, Inc.	7,900	704,601
Baloise Holding AG	5,038	380,461
Clariant AG*	2,536	17,429
Compagnie Financiere Richemont SAΔ	55,911	1,065,322
Credit Suisse Group	20,088	562,958
Geberit AG	3,225	348,785
Helvetia Holding AG	7	1,540
Holcim, Ltd.	325	18,811
Julius Baer Holding AG	78,771	3,052,953
Lonza Group AGΔ	5,436	503,979
Nestle SA	536,201	21,232,564

See Notes to Financial Statements.

International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Novartis AG	415,862	$20,826,973
Roche Holding AG	91,920	14,230,789
Sonova Holding AG	16,162	982,285
STMicroelectronics NV	7,032	47,161
Swatch Group AG	41,226	2,020,118
Swiss Reinsurance	71,747	3,513,136
Syngenta AG	24,326	4,725,704
Synthes Inc	16,698	2,117,406
Zurich Financial Services AG	34,723	7,586,315

		85,705,160

Taiwan — 1.1%
AU Optronics Corporation	149,949	113,674
Cathay Financial Holding Co., Ltd.	145,836	164,308
Chunghwa Telecom Co., Ltd.	1,736,750	2,797,562
High Tech Computer Corporation	25,300	253,958
MediaTek, Inc.	121,290	820,346
Novatek Microelectronics Corporation, Ltd.	380,503	363,418
Quanta Computer, Inc.	436,890	463,518
Silicon Motion Technology Corporation ADRΔ*	11,700	26,793
Taiwan Semiconductor Manufacturing Co., Ltd.	3,206,094	4,374,651
Taiwan Semiconductor Manufacturing Co., Ltd. ADRΔ	288,085	2,275,871
Vanguard International Semiconductor Corporation	630,547	143,846
Yuanta Financial Holding Co., Ltd.	468,000	213,084

		12,011,029

Thailand — 0.1%
Central Pattana PCL ADRΔ	1,063,400	440,879
CP ALL PCL@	687,052	242,977
Siam Commercial Bank Public Co., Ltd.	271,600	382,645

		1,066,501

Turkey — 0.3%
Coca-Cola Icecek Uretim AS	81,653	339,431
Türkiye Garanti Bankasi AS*	1,031,791	1,775,989
Yapi ve Kredi Bankasi*	888,585	1,226,027

		3,341,447

United Kingdom — 14.7%
Admiral Group PLC	59,707	788,128
Aegis Group PLC	257,957	279,759
Aggreko PLC	41,832	273,095
AMEC PLC	293,245	2,116,992
Anglo American PLC	278,229	6,421,364
Antofagasta PLC	1,916	12,002
Arriva PLC	404	3,518
AstraZeneca PLC	106,467	4,355,613
Atkins WS PLC	12	118
Autonomy Corporation PLC*	168,239	2,341,071
Aveva Group PLC	6,413	53,402
Aviva PLC	654,616	3,709,378
BAE Systems PLC	398,912	2,170,936
Barclays PLCΔ	251,883	572,502
BBA Aviation PLC	20,628	20,612
BG Group PLC	579,039	8,014,820
BHP Billiton PLC	489,596	9,495,571
BP PLC	2,093,134	16,157,825
Bradford & Bingley PLC+Δ*	28,672	—
Brit Insurance Holdings PLC	2,270	7,268
British Energy Group PLC	6,961	78,005
British Land Co. PLC REIT	38,070	305,027
BT Group PLC	1,807,072	3,634,216
Burberry Group PLC	343,129	1,110,955
Cable & Wireless PLC	71,824	162,432
Capita Group PLC (The)	149,526	1,603,959
Carnival PLC	32,262	712,477
Centrica PLC	394,981	1,520,601
Close Brothers Group PLC	17,378	133,882
Compass Group PLC	1,158,143	5,776,457
CSR PLCΔ*	84,084	210,114
De La Rue PLC	1	10
Drax Group PLC	84,795	688,347
Friends Provident PLC	7,512	9,602
Game Group PLC	277,905	514,921
GKN PLC	579,751	807,209
GlaxoSmithKline PLC	766,497	14,255,127
Hays PLC	193,907	195,937
HBOS PLC	816,097	844,803
Hikma Pharmaceuticals PLC	44,290	225,440
HMV Group PLC	107,881	170,583
Home Retail Group PLC	36,808	113,605
HSBC Holdings PLC	538,839	5,273,724
IG Group Holdings PLC	232,645	873,203
Intermediate Capital Group PLC	9,102	85,198
International Power PLC	232,360	809,710
Intertek Group PLC	102,389	1,169,227
J Sainsbury PLC	11,974	57,140
John Wood Group PLC	56,728	154,802
Kesa Electricals PLC	111,791	143,756
Land Securities Group PLC REIT	3,379	45,428
Legal & General Group PLC	234,595	262,212
Lloyds TSB Group PLC	1,095,234	2,072,974
Man Group PLC	177,903	612,014
Marks & Spencer Group PLC	496,900	1,557,554
Michael Page International PLC	358,200	1,125,641
Micro Focus International PLC	100,919	414,222
Mondi PLC	90,110	268,225
National Express Group PLC	244,575	1,758,702
Next PLC	56,181	882,836
Old Mutual PLC	320,349	257,479
Persimmon PLCΔ	231,600	774,321
Petrofac, Ltd.	272,275	1,362,934
Prudential PLC	443,888	2,694,507
Reckitt Benckiser Group PLC	182,312	6,831,408
Reed Elsevier PLC	180,494	1,325,158
Regus PLC	23,124	16,457
Restaurant Group PLC	330,324	508,647
Rexam PLC	258,209	1,321,591
Rio Tinto PLC	48,430	1,076,434
Rolls-Royce Group PLC*	488,139	2,387,932
Royal Bank of Scotland Group PLCΔ	1,372,927	1,010,650
Segro PLC REIT	1,693	6,036
Signet Jewelers, Ltd.	61,112	508,776
Spirax-Sarco Engineering PLC	36,480	483,221
Stagecoach Group PLC	59,587	122,568
Standard Chartered PLC	179,093	2,291,684
Standard Life PLC	10,390	30,331
Tate & Lyle PLC	212,838	1,240,142
Tesco PLC	984,592	5,126,802

See Notes to Financial Statements.

	Shares	Value
Thomas Cook Group PLC	16,792	$42,940
Tomkins PLC	145,579	262,109
Travis Perkins PLC	120,294	598,157
Trinity Mirror PLC	20,862	17,071
Tullett Prebon PLC	2,466	4,947
Tullow Oil PLC	242,986	2,326,399
Unilever PLC	384,678	8,835,981
United Utilities Group PLC	14,311	129,944
Vedanta Resources PLCΔ	44,941	403,554
Vodafone Group PLC	2,422,227	4,959,882
WH Smith PLC	90,069	469,593
WPP PLC	655,914	3,835,352

		158,697,258

Total Foreign Common Stocks (Cost $1,414,479,277)		1,058,499,032

FOREIGN PREFERRED STOCKS — 0.5%
Belgium — 0.0%
Fortis*	106,120	148

Brazil — 0.3%
Banco Bradesco SA	148,450	1,438,030
Eletropaulo Metropolitana de Sao Paulo SA Class B	64,867	709,309
Investimentos Itau SA	487,058	1,672,956
Usinas Siderurgicas de Minas Gerais SA	1,400	15,921

		3,836,216

Chile — 0.0%
Embotelladora Andina SA	66,700	134,245

Germany — 0.1%
Fresenius AG	4,178	245,186
Porsche AGΔ	4,826	377,754
Volkswagen AG	848	45,710

		668,650

Russia — 0.0%
URSA Bank	860,100	172,020

Singapore — 0.0%
DBS Group Holdings, Ltd.+*	4,000	8,948

South Korea — 0.1%
Samsung Electronics Co., Ltd.	5,343	1,110,265

Total Foreign Preferred Stocks (Cost $10,736,736)		5,930,492

RIGHTS — 0.0%
China Overseas Land & Investment, Ltd.+	88,040	31,580
Fortis+	355,003	—
HBOS PLC+	1,129,397	—
Rolls-Royce Group PLC+	27,529,159	39,580

Total Rights (Cost $44,888)		71,160

MONEY MARKET FUNDS — 11.2%
GuideStone Money Market Fund (GS4 Class)¥	22,560,582	22,560,582
Northern Institutional Liquid Assets Portfolio§	98,556,925	98,556,925

Total Money Market Funds (Cost $121,117,507)		121,117,507

TOTAL INVESTMENTS — 109.5% (Cost $1,546,378,408)		1,185,618,191

SECURITIES SOLD SHORT — (1.8)%
Australia — (0.1)%
Adelaide Brighton, Ltd.	(20,446)	(30,096)
Alumina, Ltd.	(63,773)	(64,250)
Asciano Group	(7,203)	(7,668)
Billabong International, Ltd.	(4,338)	(23,823)
Boral, Ltd.	(7,403)	(23,976)
Cochlear, Ltd.	(2,310)	(89,488)
Computershare, Ltd.	(13,937)	(76,154)
Fortescue Metals Group, Ltd.*	(15,062)	(20,538)
Goodman Fielder, Ltd.	(36,253)	(33,701)
GWA International, Ltd.	(59,877)	(121,908)
Harvey Norman Holdings, Ltd.	(47,368)	(87,907)
Incitec Pivot, Ltd.	(10,630)	(18,633)
Nufarm, Ltd.	(2,999)	(22,112)
Paladin Energy, Ltd.	(27,708)	(48,693)
PaperlinX, Ltd.	(42,590)	(20,906)
Ramsay Health Care, Ltd.	(11,807)	(85,801)
Sims Metal Management, Ltd.	(1,756)	(21,492)
Sonic Healthcare, Ltd.	(6,871)	(70,002)
Toll Holdings, Ltd.	(11,334)	(48,969)
United Group, Ltd.	(6,395)	(37,041)
WorleyParsons, Ltd.	(2,879)	(28,721)

		(981,879)

Belgium — 0.0%
Telenet Group Holding NV	(9,217)	(158,742)

Denmark — (0.1)%
Coloplast A/S	(697)	(48,199)
D/S Torm A/S	(7,908)	(86,858)
Danisco A/S	(530)	(21,646)
FLSmidth & Co. A/S	(8,146)	(285,929)
Topdanmark A/S*	(1,772)	(232,066)
TrygVesta AS	(5,902)	(371,942)

		(1,046,640)

Finland — (0.1)%
Kemira OYJ	(22,150)	(186,132)
Kesko OYJ	(12,539)	(315,949)
Nokian Renkaat OYJ	(9,264)	(105,255)

		(607,336)

France — (0.2)%
Alten, Ltd.	(2,968)	(63,306)
Bureau Veritas SA	(5,216)	(209,704)
EDF Energies Nouvelles SA	(17,878)	(633,351)
Eiffage SA	(133)	(6,973)
Electricite de France	(1,530)	(88,988)
Eutelsat Communications*	(2,406)	(56,827)
JC Decaux SA	(18,752)	(324,337)
Mercialys SA REIT	(170)	(5,369)
Neopost SA	(808)	(73,316)
Orpea	(9,092)	(329,206)
Rallye SA	(4,922)	(111,543)
Renault SA	(7,229)	(188,648)
Societe Television Francaise 1	(7,268)	(106,487)

		(2,198,055)

Germany — (0.2)%
Altana AG	(2,864)	(52,392)
Arcandor AG	(1,513)	(6,664)
Beiersdorf AG	(310)	(18,362)
Biotest AG	(2,204)	(145,439)
Demag Cranes AG	(25)	(683)
Fraport AG Frankfurt Airport Services Worldwide	(5,171)	(233,983)

See Notes to Financial Statements.

International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Gildemeister AG	(319)	$(3,664)
Hamburger Hafen und Logistik AG	(319)	(10,680)
Krones AG	(2,284)	(99,946)
Norddeutsche Affinerie AG	(1,619)	(63,736)
Porsche Automobil Holding Se	(1,583)	(123,909)
SGL Carbon AG*	(5,338)	(179,097)
Solarworld AG	(16,924)	(378,759)
Stada Arzneimittel AG	(2,761)	(79,307)
Symrise AG	(23,387)	(327,382)
United Internet AG	(7,906)	(71,517)
Vossloh AG	(606)	(67,842)

		(1,863,362)

Japan — (0.4)%
ABC-Mart, Inc.	(1,000)	(36,568)
Aeon Credit Service Co., Ltd.	(2,900)	(30,576)
Air Water, Inc.	(4,000)	(35,661)
Aozora Bank, Ltd.	(37,000)	(34,761)
Asahi Kasei Corporation	(2,000)	(8,828)
Asics Corporation	(5,000)	(40,515)
Bank of Yokohama, Ltd.	(8,000)	(47,190)
Capcom Co., Ltd.	(4,900)	(110,853)
Chiba Bank, Ltd.	(10,000)	(62,538)
Citizen Holdings Co., Ltd.	(6,800)	(24,512)
Daido Steel Co., Ltd.	(10,000)	(30,335)
Daikin Industries, Ltd.	(800)	(21,039)
Denki Kagaku Kogyo KK	(26,000)	(64,026)
Don Quijote Co., Ltd.	(4,400)	(87,722)
Eisai Co., Ltd.	(3,100)	(129,362)
Electric Power Development Co., Ltd.	(1,300)	(51,098)
Fuji Electric Holdings Co., Ltd.	(62,000)	(93,412)
Fujikura, Ltd.	(10,000)	(33,135)
Fukuyama Transporting Co., Ltd.	(16,000)	(79,493)
Hikari Tsushin, Inc.	(800)	(15,206)
Hokuetsu Paper Mills, Ltd.	(7,000)	(43,014)
Hosiden Corporation	(1,800)	(28,448)
Idemitsu Kosan Co., Ltd.	(600)	(38,641)
IT Holdings Corporation	(1,700)	(26,645)
Itochu Corporation	(12,000)	(60,541)
Jafco Co., Ltd.	(3,000)	(76,668)
Joyo Bank, Ltd.	(24,000)	(136,491)
Kawasaki Kisen Kaisha, Ltd.	(10,000)	(46,901)
Konami Corporation	(1,800)	(46,665)
K’s Holdings Corporation	(4,000)	(67,488)
Kurita Water Industries, Ltd.	(3,400)	(91,915)
Kyowa Exeo Corporation	(7,000)	(75,267)
Marubeni Corporation	(4,000)	(15,314)
McDonald’s Holdings Co. Japan, Ltd.	(600)	(12,008)
Mitsui Chemicals, Inc.	(7,000)	(26,012)
Mitsui Engineering & Shipbuilding Co., Ltd.	(38,000)	(64,012)
Mizuho Trust & Banking Co., Ltd.	(84,000)	(106,572)
Nagoya Railroad Co., Ltd.	(5,000)	(16,013)
NET One Systems Co., Ltd.	(6)	(12,063)
NGK Spark Plug Co., Ltd.	(16,000)	(128,545)
Nihon Unisys, Ltd.	(4,200)	(34,447)
Nippon Paper Group, Inc.	(13)	(51,340)
Nippon Shokubai Co., Ltd.	(5,000)	(38,530)
Nipponkoa Insurance Co., Ltd.	(35,000)	(272,293)
Nipro Corporation	(2,000)	(35,188)
Nissan Chemical Industries, Ltd.	(12,000)	(116,318)
Nisshin Steel Co., Ltd.	(24,000)	(49,464)
Nomura Research Institute, Ltd.	(5,900)	(112,549)
NSK, Ltd.	(11,000)	(41,543)
NTT Data Corporation	(12)	(48,349)
Olympus Corporation	(5,000)	(100,093)
Osaka Securities Exchange Co., Ltd.	(58)	(258,871)
Otsuka Corporation	(1,100)	(50,101)
Point, Inc.	(2,400)	(132,288)
Rakuten, Inc.	(94)	(59,849)
Saizeriya Co., Ltd.	(3,700)	(51,918)
Sankyu, Inc.	(10,000)	(36,870)
Sega Sammy Holdings, Inc.	(4,400)	(51,308)
Shimamura Co., Ltd.	(1,000)	(77,205)
Shimizu Corporation	(10,000)	(58,704)
Showa Denko KK	(44,000)	(63,729)
Square Enix Co., Ltd.	(400)	(12,907)
Sumitomo Heavy Industries, Ltd.	(17,000)	(68,005)
Sumitomo Rubber Industries, Inc.	(11,600)	(100,969)
Suruga Bank, Ltd.	(1,000)	(9,935)
Sysmex Corporation	(1,300)	(47,376)
Taiyo Nippon Sanso Corporation	(4,000)	(30,876)
Teijin, Ltd.	(1,000)	(2,841)
Toda Corporation	(29,000)	(106,009)
Toray Industries, Inc.	(10,000)	(50,892)
Toshiba Corporation	(34,000)	(139,903)
Tsumura & Co.	(1,600)	(59,389)
Yahoo! Japan Corporation	(428)	(175,614)
Yamada Denki Co., Ltd.	(770)	(53,824)
Yamatake Corporation	(800)	(19,345)
Yokohama Rubber Co., Ltd.	(6,000)	(30,110)

		(4,805,005)

Mexico — (0.1)%
Fresnillo PLC	(199,958)	(670,298)

Netherlands — (0.1)%
Aalberts Industries NV	(12,496)	(88,761)
ASML Holding NV	(23,256)	(419,239)
Fugro NV	(1,490)	(42,827)
OPG Groep NV	(12,392)	(160,898)
Qiagen NV	(10,543)	(186,469)
Randstad Holding NV	(12,421)	(253,485)
SBM Offshore NV	(15,662)	(205,764)

		(1,357,443)

Spain — (0.1)%
Acciona SA	(4,603)	(585,279)
Laboratorios Almirall SA	(452)	(3,554)

		(588,833)

Sweden — (0.1)%
Atlas Copco AB Class A	(7,273)	(63,991)
Boliden AB	(21,264)	(49,804)
Hexagon AB	(33,889)	(169,196)
Modern Times Group AB	(3,620)	(79,252)
Sandvik AB	(11,364)	(72,995)
Ssab Svenskt Stal AB	(48,618)	(431,150)

		(866,388)

Switzerland — 0.0%
Givaudan SA	(409)	(323,190)

See Notes to Financial Statements.

	Shares	Value
Kuehne + Nagel International AG	(382)	$(24,741)
Logitech International SA*	(9,642)	(151,317)
Lonza Group AG	(168)	(15,575)
OC Oerlikon Corporation AG	(242)	(16,184)

		(531,007)

United Kingdom — (0.3)%
Amlin PLC	(61,390)	(319,100)
ARM Holdings PLC	(6,113)	(7,739)
Associated British Foods PLC	(4,565)	(48,057)
Autonomy Corp PLC	(25,654)	(356,979)
Bellway PLC	(26,131)	(228,317)
British Sky Broadcasting Group PLC	(36,263)	(256,087)
Burberry Group PLC	(26,378)	(85,404)
Cairn Energy PLC*	(2,039)	(59,719)
Charter International PLC	(7,042)	(33,411)
Firstgroup PLC	(14,192)	(89,751)
ICAP PLC	(1,356)	(5,724)
Inmarsat PLC	(11,617)	(79,792)
International Power PLC	(31,570)	(110,013)
Intertek Group PLC	(11,395)	(130,125)
Kazakhmys PLC	(1,451)	(4,953)
London Stock Exchange Group PLC	(54,356)	(407,725)
Lonmin PLC	(7,211)	(96,113)
Marks & Spencer Group PLC	(5,338)	(16,732)
Meggitt PLC	(74,261)	(172,422)
Northumbrian Water Group PLC	(28,724)	(98,317)
Pennon Group PLC	(1,688)	(12,220)
Premier Oil PLC*	(1,151)	(16,510)
Rentokil Initial PLC	(38,305)	(24,490)
Sage Group PLC	(55,384)	(137,140)
Serco Group PLC	(3,395)	(22,224)
Smiths Group PLC	(9,775)	(125,608)
Tullow Oil PLC	(26,915)	(257,690)
VT Group PLC	(4,874)	(39,380)
Weir Group PLC (The)	(45,008)	(203,630)
Wellstream Holdings PLC	(41,062)	(211,385)

		(3,656,757)

Total Securities Sold Short (Cost $(16,099,775))		(19,331,745)

Liabilities in Excess of Other Assets — (7.7)%		(83,804,612)

NET ASSETS — 100.0%		$1,082,481,834

Swap agreements outstanding at December 31, 2008:

Description	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)
Euro
MSCI NDDLAT Index(u)	03/18/09	(948,733)	$44,401
MSCI NDDLBE Index(u)	03/18/09	(1,386,305)	24,784

			69,185

Norwegian Kroner
MSCI NDDLNO Index(u)	03/18/09	(4,083,411)	49,494

			$118,679

See Notes to Financial Statements.

International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

PORTFOLIO SUMMARY (based on net assets)

	%
Foreign Common Stocks
Japan	20.1
United Kingdom	14.6
France	9.1
Switzerland	7.9
Germany	7.2
Spain	4.7
Australia	4.2
Netherlands	3.8
Hong Kong	3.1
Italy	2.1
China	2.0
Brazil	1.5
Canada	1.4
India	1.3
Denmark	1.2
South Korea	1.2
South Africa	1.1
Russia	1.1
Taiwan	1.1
Finland	1.0
Mexico	1.0
Singapore	1.0
Israel	0.7
Norway	0.7
Sweden	0.7
Indonesia	0.6
Belgium	0.4
Greece	0.4
Austria	0.3
Czech Republic	0.3
Turkey	0.3
Chile	0.2
Egypt	0.2
Ireland	0.2
Malaysia	0.2
Bermuda	0.1
Colombia	0.1
Hungary	0.1
Luxembourg	0.1
New Zealand	0.1
Nigeria	0.1
Poland	0.1
Thailand	0.1
Argentina	—	**
Estonia	—	**
Kazakhstan	—	**
Papua New Guinea	—	**
Peru	—	**
Philippines	—	**
Sri Lanka	—	**

Total Foreign Common Stocks	97.7

Total Money Market Funds	11.2

Total Futures Contracts	2.6

Total Foreign Preferred Stocks	0.5

Total Rights	0.1

Total Forward Foreign Currency Contracts	0.1

Swap Agreements	—	**

Total Securities Sold Short	(1.8)

Total Investments	110.4

**	Rounds to less than 0.005%.

FAS 157 DISCLOSURE

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Assets:
Level 1 — Quoted Prices	$220,408,126	$659,387
Level 2 — Other Significant Observable Inputs	965,178,485	446,978
Level 3 — Significant Unobservable Inputs	31,580	—

Total Assets	$1,185,618,191	$1,106,365

Liabilities:
Level 1 — Quoted Prices	$(136,670)	$—
Level 2 — Other Significant Observable Inputs	(19,195,075)	—
Level 3 — Significant Unobservable Inputs	—	—

Total Liabilities	$(19,331,745)	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments
Balance, 12/31/07	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Changed in unrealized appreciation (depreciation)	—	—
Net purchases (sales)	—	—
Transfers in and/or out of Level 3	31,580	—

Balance, 12/31/08	$31,580	$—

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS – ABBREVIATIONS AND FOOTNOTES

INVESTMENT ABBREVIATIONS:

ADR	—	American Depository Receipt
CONV	—	Convertible
GDR	—	Global Depository Receipt
IO	—	Interest Only (Principal amount shown is notional)
PIK	—	Payment-in-Kind Bonds
PO	—	Principal Only
REIT	—	Real Estate Investment Trust
STEP	—	Stepped Coupon Bonds (1)
STRIP	—	Stripped Security
TBA	—	To be announced.
144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of December 31, 2008, the total market values and percentages of net assets for 144A securities by fund were as follows:

Fund	Value of 144A Securities	Percentage of 144A Securities
Money Market	$28,300,000	2.46%
Low-Duration Bond	19,903,920	3.18
Medium-Duration Bond	51,360,087	5.94
Extended-Duration Bond	56,176,325	12.84
Global Bond	16,953,575	10.12
Small Cap Equity	3,436,197	1.03
International Equity	695,497	0.06

INVESTMENT FOOTNOTES:

‡‡	—	All or a portion of the security was held as collateral for open futures, options and/or swap contracts.
@	—	Illiquid.
*	—	Non-income producing security.
#	—	Security in default.
+	—	Security is valued at fair value (2).
§	—	Security purchased with the cash proceeds from securities loaned.
†	—	Variable rate security (1).
Ω	—	Interest rates shown reflect the effective yields as of December 31, 2008.
	¥—	Affiliated fund.
Δ	—	Security either partially or fully on loan.
(1)	Interest rates shown reflect the rates currently in effect. Maturity date for money market instruments is the date of the next interest rate reset.
(2)	Fair valued securities were held in the Medium-Duration Bond Fund, Extended Duration Bond Fund, Global Bond Fund, Value Equity Fund, Small Cap Equity Fund and International Equity Fund at an aggregate market value of $252,340, $759,580, $1,363,895, $1,209, $309,409 and $88,399, respectively, which amounted to 0.03%, 0.17%, 0.81%, 0.00%, 0.09% and 0.01% of each of those funds, respectively.

FOREIGN BOND FOOTNOTES:

(A)	—	Par is denominated in Australian Dollars.
(B)	—	Par is denominated in Brazilian Real.
(C)	—	Par is denominated in Canadian Dollars.
(E)	—	Par is denominated in Euro.
(G)	—	Par is denominated in Singapore Dollars.
(H)	—	Par is denominated in Hungarian Forint.
(I)	—	Par is denominated in Iceland Kronur.
(J)	—	Par is denominated in Japanese Yen.
(L)	—	Par is denominated in Turkish Lira.
(M)	—	Par is denominated in Mexican Pesos.
(N)	—	Par is denominated in Indonesia Rupiahs.
(R)	—	Par is denominated in Russian Rubles.
(T)	—	Par is denominated in Thailand Baht.
(U)	—	Par is denominated in British Pounds.
(W)	—	Par is denominated in South Korean Won.
(Z)	—	Par is denominated in New Zealand Dollars.

SWAP AGREEMENT FOOTNOTES:

(a)	—	Counterparty to contract is Bank of America.
(b)	—	Counterparty to contract is Barclays Capital.
(c)	—	Counterparty to contract is BNP Paribas.
(d)	—	Counterparty to contract is Citibank NA London.
(f)	—	Counterparty to contract is Deutsche Bank AG.
(g)	—	Counterparty to contract is Goldman Sachs Capital Markets, LP.
(h)	—	Counterparty to contract is JPMorgan Chase Bank.
(j)	—	Counterparty to contract is Merrill Lynch Capital Services, Inc.
(k)	—	Counterparty to contract is Morgan Stanley Capital Services.
(m)	—	Counterparty to contract is Royal Bank of Scotland.
(n)	—	Counterparty to contract is UBS AG.
(p)	—	Counterparty to contract is Credit Suisse International.
(u)	—	The Fund receives monthly payments based on any positive monthly duration adjusted return of the respective Index. The Fund makes payments on any such negative monthly duration adjusted return of such index.
(SP)	—	Seller of Protection. See Note 2c in Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2008

	Money Market Fund	Low-Duration Bond Fund	Medium-Duration Bond Fund
Assets
Investments in securities of unaffiliated issuers, at value	$1,159,144,387	$789,831,082	$1,235,624,607
Investments in securities of affiliated issuers, at value	—	20,992,945	15,426,294
Total investments (1)(2)	1,159,144,387	810,824,027	1,251,050,901
Cash	160	1,865,792	12,954,973
Cash collateral for futures and swaps	—	2,458,200	4,670,877
Foreign currency (3)	—	4,932,904	3,939,177
Receivables:
Dividends and reclaims	—	32,750	24,454
Interest	1,377,288	3,991,147	7,781,981
Securities lending	775	43,275	33,881
Investment securities sold	—	171,586,080	357,776,296
Maturities	—	92,226	30,933
Fund shares sold	1,922,694	164,055	43,480
Variation margin	—	45,620	255,537
Other receivables	—	126,983	125,340
Unrealized appreciation on foreign currency exchange contracts	—	564,153	643,481
Unrealized appreciation on swap agreements	—	16,030,718	21,990,315
Prepaid expenses and other assets	207,498	24,067	31,445

Total Assets	1,162,652,802	1,012,781,997	1,661,353,071

Liabilities
Securities sold short, at value (5)	—	27,991,250	9,928,345
Options written at value (4)	—	7,219,260	13,095,575
Unrealized depreciation on foreign currency exchange contracts	—	1,182,024	2,965,094
Unrealized depreciation on swap agreements	—	24,787,343	40,529,297
Collateral held for securities on loan at value	1,010,000	51,250,573	51,066,761
Collateral held for swap agreements	—	1,690,000	2,500,000
Payables:
Investment securities purchased	8,569,566	271,152,991	674,670,719
Fund shares redeemed	1,554,557	—	66,381
Variation margin	—	369,714	677,470
Distributions	479,333	—	—
Securities lending	155	8,655	6,776
Deferred foreign capital gains taxes	—	—	—
Accrued expenses
Advisory fees	151,923	127,626	234,182
Distribution (12b-1) fees	1,552	973	2,377
Shareholder servicing fees	157,209	84,318	120,850
Other expenses	36,236	75,576	122,506

Total Liabilities	11,960,531	385,940,303	795,986,333

Net Assets	$1,150,692,271	$626,841,694	$865,366,738

Net Assets Consist of:
Paid-in-capital	$1,150,607,769	$692,333,433	$986,312,718
Undistributed (distributions in excess of) net investment income	84,502	2,004,153	3,256,156
Undistributed (accumulated) net realized gain (loss) on investments, foreign currency transactions and derivative transactions	—	(13,081,906)	(873,732)
Net unrealized appreciation (depreciation) on investments, foreign currency translations and derivative transactions	—	(54,413,986)	(123,328,404)

Net Assets	$1,150,692,271	$626,841,694	$865,366,738

Net Asset Value:
$0.001 par value, unlimited shares authorized Net assets applicable to the GS2 Class	$171,738,956	$105,222,559	$112,240,385

GS2 shares outstanding	171,729,524	12,966,672	15,739,166

Net asset value, offering and redemption price per GS2 share	$1.00	$8.11	$7.13

Net assets applicable to the GS4 Class	$970,146,416	$515,996,130	$738,609,508

GS4 shares outstanding	970,035,039	43,045,388	60,750,902

Net asset value, offering and redemption price per GS4 share	$1.00	$11.99	$12.16

Net assets applicable to the GS6 class	$8,806,899	$5,623,005	$14,516,845

GS6 shares outstanding	8,808,558	689,505	2,016,190

Net asset value, offering and redemption price per GS6 share	$1.00	$8.16	$7.20

(1) Investments in securities of unaffiliated issuers, at cost	$1,159,144,387	$840,739,804	$1,346,212,343
Investments in securities of affiliated issuers, at cost	—	20,992,945	15,426,294

Total investments at cost	$1,159,144,387	$861,732,749	$1,361,638,637

(2) Includes securities loaned of:	$993,578	$50,259,820	$49,671,546

(3) Foreign currency at cost	$—	$5,067,143	$4,155,209

(4) Premiums received on options written	$—	$(3,687,541)	$(5,614,864)

(5) Securities Sold Short at cost	$—	$(27,655,906)	$(9,904,133)

(6) Net of ($10,402) accrued foreign capital gains taxes on appreciated securities

See Notes to Financial Statements.

Extended-Duration Bond Fund	Global Bond Fund	Equity Index Fund	Real Estate Securities Fund	Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Fund
$437,743,355	$174,284,414	$307,633,739	$99,137,572	$1,041,892,291	$985,837,917	$378,218,045	$1,163,057,609
6,120,643	12,796,567	8,956,628	4,415,039	24,154,516	61,323,726	22,866,336	22,560,582

443,863,998	187,080,981	316,590,367	103,552,611	1,066,046,807	1,047,161,643	401,084,381	1,185,618,191
429,781	1,343,103	473,579	—	538,950	403,206	112,971	4,218
—	—	—	—	—	—	—	10,679,130
173,904	2,375,595	—	—	—	2,323	309,527	1,352,502
10,280	31,162	603,691	593,492	2,134,099	1,101,939	156,263	2,285,639
7,600,997	3,370,841	—	—	—	—	272,489	—
6,956	8,487	15,098	5,650	36,202	38,707	60,611	90,593
—	—	5,892	1,830,916	1,512,982	4,682,739	196,428	1,197,183
—	—	—	—	—	—	1,831	—
265,769	547	372,262	100,598	217,622	733,577	279,414	56,491
—	20,109	139,825	143,000	398,473	948,891	1,439,350	176,148
—	—	—	—	—	—	—	—
—	3,043,435	—	—	—	—	—	1,394,960
—	—	—	—	—	—	—	118,679
20,624	10,422	17,621	9,237	31,973	35,778	18,981	33,922

452,372,309	197,284,682	318,218,335	106,235,504	1,070,917,108	1,055,108,803	403,932,246	1,203,007,656

—	—	—	—	—	—	—	19,331,745
—	—	—	—	—	—	209,172	—
—	1,843,733	—	—	—	—	7,828	1,066,661
—	—	—	—	—	—	—	—
14,158,534	14,403,133	20,348,261	23,423,794	70,064,449	86,712,386	59,416,171	98,556,925
—	—	—	—	—	—	—	—
—	13,023,355	485,560	2,116,687	578,891	1,213,212	11,798,158	231,075
350,000	—	1,925	—	22,203	38,549	43,660	—
—	420,150	—	—	—	—	20,219	160,508
—	—	—	—	—	—	—	27,262
1,391	1,697	3,020	1,133	7,242	13,824	12,124	18,112
—	—	—	—	—	—	—	10,402
152,433	61,822	40,224	76,555	523,204	595,319	219,325	617,192
2,463	—	147	—	1,963	1,397	1,896	2,635
58,985	25,951	38,542	11,736	133,566	129,477	43,465	135,728
43,848	40,065	107,102	26,350	72,708	61,490	78,630	367,577

14,767,654	29,819,906	21,024,781	25,656,255	71,404,226	88,765,654	71,850,648	120,525,822

$437,604,655	$167,464,776	$297,193,554	$80,579,249	$999,512,882	$966,343,149	$332,081,598	$1,082,481,834

$494,917,519	$226,511,000	$353,006,858	$155,988,539	$1,470,397,877	$1,354,122,872	$517,154,562	$1,557,922,638
(55,475)	(16,036)	1,622,559	—	7,752,269	38,545	(21,274)	506,726
(115,255)	(2,942,929)	(7,055,078)	(47,131,010)	(136,116,406)	(143,025,137)	(92,736,461)	(113,003,870)
(57,142,134)	(56,087,259)	(50,380,785)	(28,278,280)	(342,520,858)	(244,793,131)	(92,315,229)	(362,943,660	)(6)

$437,604,655	$167,464,776	$297,193,554	$80,579,249	$999,512,882	$966,343,149	$332,081,598	$1,082,481,834

$64,833,663	N/A	$49,472,407	N/A	$143,506,453	$141,137,903	$48,158,699	$193,281,364

10,271,460	N/A	7,779,279	N/A	26,016,878	19,442,332	8,112,319	26,397,260

$6.31	N/A	$6.36	N/A	$5.52	$7.26	$5.94	$7.32

$357,072,623	$167,464,776	$247,076,678	$80,579,249	$844,459,208	$817,314,504	$272,588,439	$873,618,076

27,533,189	22,825,882	21,123,528	15,344,199	80,215,516	70,959,693	30,610,582	93,113,493

$12.97	$7.34	$11.70	$5.25	$10.53	$11.52	$8.91	$9.38

$15,698,369	N/A	$644,469	N/A	$11,547,221	$7,890,742	$11,334,460	$15,582,394

2,488,602	N/A	99,642	N/A	2,109,872	1,113,139	1,978,072	2,166,570

$6.31	N/A	$6.47	N/A	$5.47	$7.09	$5.73	$7.19

$494,824,372	$231,570,617	$358,306,187	$127,654,157	$1,384,901,027	$1,231,650,467	$473,131,563	$1,523,817,826
6,120,643	12,796,567	8,956,628	4,415,039	24,154,516	61,323,726	22,866,336	22,560,582

$500,945,015	$244,367,184	$367,262,815	$132,069,196	$1,409,055,543	$1,292,974,193	$495,997,899	$1,546,378,408

$13,938,149	$14,019,040	$20,286,313	$22,761,622	$69,422,644	$85,793,222	$59,757,324	$95,238,971

$173,904	$2,360,313	$—	$—	$—	$2,321	$337,294	$1,366,100

$—	$—	$—	$—	$—	$—	$(81,114)	$—

$—	$—	$—	$—	$—	$—	$—	$(16,099,775)

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2008

	Money Market Fund	Low-Duration Bond Fund	Medium-Duration Bond Fund
Investment Income
Dividends	$—	$25,578	$324,687
Income distributions received from affiliated funds	3,255	922,649	1,885,842
Interest	34,691,816	33,033,067	58,272,102
Securities lending	6,096	480,399	475,917
Less foreign taxes withheld	—	—	—

Total Investment Income	34,701,167	34,461,693	60,958,548

Expenses
Investment advisory fees	1,727,716	2,580,715	4,503,919
Transfer agent fees:
GS2 shares	3,574	3,905	3,974
GS4 shares	34,221	20,937	23,569
GS6 shares	5,814	7,307	7,345
Custodian fees	12,677	139,102	209,054
Distribution (12b-1) fees:
GS6 shares	6,893	5,666	14,656
Shareholder servicing fees:
GS4 shares	1,860,722	1,190,604	1,787,221
GS6 shares	20,629	16,964	43,872
Accounting and administration fees	239,741	260,343	402,521
Professional fees	43,213	59,916	59,975
Blue sky fees:
GS2 shares	1,894	1,654	1,654
GS4 shares	28,839	17,171	18,497
GS6 shares	2,597	1,205	1,118
Shareholder reporting fees:
GS2 shares	83	468	377
GS4 shares	42,664	9,467	14,575
GS6 shares	454	190	457
Trustee fees	12,500	9,244	14,288
Line of credit facility fees	4,820	3,407	5,214
Dividend expense on securities sold short	—	—	—
Other expenses	147,048	37,592	71,513

Total expenses	4,196,099	4,365,857	7,183,799
Expenses waived/reimbursed net of amount recaptured(1)	5,760	(606,659)	(905,658)
Fees paid indirectly	—	—	—

Net expenses	4,201,859	3,759,198	6,278,141

Net Investment Income	30,499,308	30,702,495	54,680,407

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities (net of capital gains taxes of $122,209 for International Equity)	87,123	(1,417,543)	16,540,427
Futures transactions	—	838,604	6,138,178
Swap agreements	—	1,033,764	(4,631,201)
Option contracts written	—	(11,760,654)	(13,409,224)
Option contracts purchased	—	18,585,931	17,338,130
Foreign currency transactions	—	2,968,228	3,933,948

Net realized gain (loss)	87,123	10,248,330	25,910,258

Net change in unrealized appreciation (depreciation) on:
Investment securities (net of estimated capital gains taxes of $190,597 for International Equity)	—	(56,891,084)	(122,481,056)
Futures	—	5,027,161	5,176,828
Swap agreements	—	(8,303,705)	(6,167,224)
Option contracts written	—	147,706	(3,915,982)
Option contracts purchased	—	(1,223,800)	808,818
Foreign currency translations	—	(913,969)	(2,906,651)

Net change in unrealized appreciation (depreciation)	—	(62,157,691)	(129,485,267)

Net Realized and Unrealized Gain (Loss)	87,123	(51,909,361)	(103,575,009)

Net Increase (Decrease) in Net Assets Resulting from Operations	$30,586,431	$(21,206,866)	$(48,894,602)

(1)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.

Extended-Duration Bond Fund	Global Bond Fund	Equity Index Fund	Real Estate Securities Fund	Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Fund
$7,982	$113,796	$9,049,222	$3,440,130	$37,983,502	$12,961,049	$3,946,568	$58,523,593
296,497	402,773	232,249	124,556	1,065,539	1,974,116	675,713	1,281,618
35,913,780	12,517,955	35,970	15,991	113,154	185,952	1,970,688	87,913
105,472	77,918	146,256	83,371	585,322	461,717	1,118,187	2,037,121
—	(4,266)	—	(3,279)	(65,660)	(48,832)	(9,693)	(4,866,534)

36,323,731	13,108,176	9,463,697	3,660,769	39,681,857	15,534,002	7,701,463	57,063,711

2,342,410	737,407	613,523	942,460	8,489,976	11,530,020	4,336,296	13,879,861
3,905	—	3,916	—	3,981	3,945	4,022	4,190
23,774	4,025	25,776	21,712	31,305	27,443	29,688	38,677
7,323	—	7,321	—	7,413	7,387	7,359	7,356
35,208	71,064	35,779	22,262	64,698	66,536	129,386	1,345,710
16,196	—	614	—	15,160	11,220	15,189	22,577
799,974	312,622	647,630	200,218	2,178,136	2,227,757	704,066	2,257,950
48,472	—	2,053	—	45,293	33,580	45,327	67,338
131,726	85,844	105,029	31,015	296,827	301,641	156,758	542,909
53,698	48,078	65,922	53,905	65,923	52,135	52,164	52,980
1,654	—	1,654	—	1,654	1,654	1,654	1,654
17,165	16,249	15,171	18,106	19,561	12,203	15,389	19,848
1,297	—	1,205	—	1,150	1,147	1,323	1,362
98	—	266	—	372	319	745	426
15,444	5,320	19,212	12,436	29,453	19,306	27,567	49,264
66	—	223	—	571	549	—	362
6,575	1,565	5,434	1,002	17,248	17,648	5,721	17,533
2,394	613	1,407	450	6,402	6,567	2,174	6,788
—	—	—	—	—	—	—	27,812
20,389	35,342	36,861	12,222	47,067	44,385	37,534	185,374

3,527,768	1,318,129	1,588,996	1,315,788	11,322,190	14,365,442	5,572,362	18,529,971
(100,954)	(30,442)	(179,764)	16,763	(144,307)	(1,118,630)	(360,040)	(2,343,428)
—	—	—	—	(176,335)	(151,169)	(60,677)	(103,181)

3,426,814	1,287,687	1,409,232	1,332,551	11,001,548	13,095,643	5,151,645	16,083,362

32,896,917	11,820,489	8,054,465	2,328,218	28,680,309	2,438,359	2,549,818	40,980,349

2,208,080	(3,517,688)	961,646	(42,284,244)	(93,471,290)	(51,355,971)	(59,839,487)	(69,310,400)
—	1,091,187	(4,797,621)	(2,209,816)	(24,828,270)	(26,527,103)	(28,946,183)	(20,900,214)
—	—	—	—	—	—	—	111,298
—	—	—	—	—	—	(7,590)	—
—	(327,030)	—	—	—	—	59,251	—
1,328,656	1,982,382	—	—	—	3,395	9,779	2,827,897

3,536,736	(771,149)	(3,835,975)	(44,494,060)	(118,299,560)	(77,879,679)	(88,724,230)	(87,271,419)

(81,908,489)	(57,221,141)	(186,771,307)	(8,778,841)	(510,162,489)	(642,159,009)	(115,891,794)	(776,496,385)
—	(222,462)	304,857	216,722	503,650	1,081,730	2,609,053	264,415
—	—	—	—	—	—	—	(116,543)
—	—	—	—	—	—	(135,262)	—
—	134,869	—	—	—	—	—	—
(67,353)	1,118,891	—	—	—	2	(23,345)	(422,997)

(81,975,842)	(56,189,843)	(186,466,450)	(8,562,119)	(509,658,839)	(641,077,277)	(113,441,348)	(776,771,510)

(78,439,106)	(56,960,992)	(190,302,425)	(53,056,179)	(627,958,399)	(718,956,956)	(202,165,578)	(864,042,929)

$(45,542,189)	$(45,140,503)	$(182,247,960)	$(50,727,961)	$(599,278,090)	$(716,518,597)	$(199,615,760)	$(823,062,580)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Money Market Fund
	For the Year Ended
	12/31/08	12/31/07
Operations:
Net investment income	$30,499,308	$53,685,126
Net realized gain (loss) on investment securities, foreign currency transactions and derivative transactions	87,123	6,543
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency translations and derivative transactions	—	—

Net increase (decrease) in net assets resulting from operations	30,586,431	53,691,669

Dividends and Distributions to Shareholders:
Dividends from net investment income
GS2 shares	(3,742,477)	(5,538,291)
GS4 shares	(26,602,255)	(47,809,133)
GS6 shares	(154,576)	(238,657)
GS8 shares(1)	—	(99,045)
Distributions from net realized capital gains
GS2 shares	—	—
GS4 shares	—	—
GS6 shares	—	—
GS8 shares(1)	—	—

Total dividends and distributions	(30,499,308)	(53,685,126)

Capital Share Transactions:
Proceeds from shares sold
GS2 shares	174,901,124	178,932,360
GS4 shares	4,070,538,346	3,334,006,987
GS6 shares	3,546,544	2,164,993
GS8 shares(1)	—	214,065
Proceeds from exchange of GS8 shares for GS6 shares(1)
GS6 shares	—	301,818
GS8 shares	—	(301,818)
Reinvestment of dividends and distributions
GS2 shares	3,367,839	4,895,984
GS4 shares	16,558,471	24,364,936
GS6 shares	154,558	238,657
GS8 shares(1)	—	96,906

Total proceeds from shares sold and reinvested	4,269,066,882	3,544,914,888

Value of shares redeemed
GS2 shares	(119,120,727)	(171,806,826)
GS4 shares	(4,056,623,451)	(3,349,363,902)
GS6 shares	(873,423)	(1,510,697)
GS8 shares(1)	—	(5,466,591)

Total value of shares redeemed	(4,176,617,601)	(3,528,148,016)

Net increase (decrease) from capital share transactions(2)	92,449,281	16,766,872

Total increase (decrease) in net assets	92,536,404	16,773,415

Net Assets:
Beginning of Year	1,058,155,867	1,041,382,452

End of Year*	$1,150,692,271	$1,058,155,867

* Including undistributed (distributions in excess of) net investment income	$84,502	$—

(1)	See Note 1 in Notes to Financial Statements.
(2)	See Note 7 in Notes to Financial Statements.

See Notes to Financial Statements.

Low-Duration Bond Fund		Medium-Duration Bond Fund		Extended-Duration Bond Fund		Global Bond Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07

$30,702,495	$36,001,977	$54,680,407	$59,912,304	$32,896,917	$28,299,838	$11,820,489	$7,087,278
10,248,330	361,395	25,910,258	12,982,749	3,536,736	6,718,044	(771,149)	1,363,429
(62,157,691)	11,142,622	(129,485,267)	5,195,793	(81,975,842)	10,327,793	(56,189,843)	(441,595)

(21,206,866)	47,505,994	(48,894,602)	78,090,846	(45,542,189)	45,345,675	(45,140,503)	8,009,112

(7,859,812)	(7,672,524)	(11,645,709)	(10,666,648)	(8,411,202)	(6,092,828)	—	—
(25,918,642)	(26,263,698)	(44,817,988)	(49,428,227)	(24,338,771)	(21,342,760)	(13,354,129)	(7,440,952)
(331,598)	(283,996)	(1,129,043)	(987,213)	(1,871,633)	(1,340,200)	—	—
—	(97,187)	—	(131,335)	—	(148,346)	—	—

—	—	(5,325,358)	(57,748)	(1,551,879)	(1,089,726)	—	—
—	—	(20,940,453)	(261,757)	(4,629,238)	(4,016,550)	(1,286,826)	(362,235)
—	—	(605,256)	(5,694)	(351,828)	(250,814)	—	—
—	—	—	—	—	(88,500)	—	—

(34,110,052)	(34,317,405)	(84,463,807)	(61,538,622)	(41,154,551)	(34,369,724)	(14,640,955)	(7,803,187)

13,419,447	31,333,771	26,755,295	39,644,411	12,386,781	21,710,537		—
74,611,719	66,354,406	94,933,988	101,252,003	27,666,880	59,533,256	122,278,692	20,015,199
598,495	62,248	708,473	1,034,684	170,965	154,752		—
—	3,014	—	22,979	—	4,960	—	—

—	32,919	—	62,954	—	14,692	—	—
—	(32,919)	—	(62,954)	—	(14,692)	—	—

7,855,439	7,645,639	16,454,325	10,671,347	9,955,235	7,157,871	—	—
25,915,895	26,261,575	65,754,384	49,687,483	28,967,078	25,352,570	14,640,955	7,803,187
331,598	283,996	1,734,299	992,907	2,223,461	1,591,014	—	—
—	97,187	—	131,335	—	236,846	—	—

122,732,593	132,041,836	206,340,764	203,437,149	81,370,400	115,741,806	136,919,647	27,818,386

(38,248,100)	(11,842,391)	(58,514,727)	(10,331,020)	(17,257,194)	(11,480,654)	—	—
(206,206,149)	(137,993,498)	(394,054,838)	(199,257,167)	(132,897,070)	(65,500,790)	(35,006,076)	(7,326,950)
(311,460)	(25,141)	(200,010)	(996,214)	(165,272)	(559)	—	—
—	(5,027,787)	—	(5,325,871)		(5,555,877)	—	—

(244,765,709)	(154,888,817)	(452,769,575)	(215,910,272)	(150,319,536)	(82,537,880)	(35,006,076)	(7,326,950)

(122,033,116)	(22,846,981)	(246,428,811)	(12,473,123)	(68,949,136)	33,203,926	101,913,571	20,491,436

(177,350,034)	(9,658,392)	(379,787,220)	4,079,101	(155,645,876)	44,179,877	42,132,113	20,697,361

804,191,728	813,850,120	1,245,153,958	1,241,074,857	593,250,531	549,070,654	125,332,663	104,635,302

$626,841,694	$804,191,728	$865,366,738	$1,245,153,958	$437,604,655	$593,250,531	$167,464,776	$125,332,663

$2,004,153	$1,439,714	$3,256,156	$681,069	$(55,475)	$416,968	$(16,036)	$1,642

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Index Fund		Real Estate Securities Fund
	For the Year Ended		For the Year Ended
	12/31/08	12/31/07	12/31/08	12/31/07
Operations:
Net investment income	$8,054,465	$8,787,369	$2,328,218	$1,174,244
Net realized gain (loss) on investment securities, foreign currency transactions and derivative transactions	(3,835,975)	25,461,196	(44,494,060)	9,946,333
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency translations and derivative transactions	(186,466,450)	(7,317,962)	(8,562,119)	(33,430,076)

Net increase (decrease) in net assets resulting from operations	(182,247,960)	26,930,603	(50,727,961)	(22,309,499)

Dividends and Distributions to Shareholders:
Dividends from net investment income
GS2 shares	(1,831,863)	(2,396,727)	—	—
GS4 shares	(4,586,589)	(6,279,342)	(2,388,143)	(1,114,099)
GS6 shares	(18,532)	(143,849)	—	—
Distributions from net realized capital gains
GS2 shares	(695,874)	(5,483,594)	—	—
GS4 shares	(1,977,420)	(16,735,167)	—	(12,550,773)
GS6 shares	(7,511)	(42,505)	—	—
Return of Capital
GS2 shares	—	—	—	—
GS4 shares	—	—	(99,004)	—
GS6 shares	—	—	—	—

Total dividends and distributions	(9,117,789)	(31,081,184)	(2,487,147)	(13,664,872)

Capital Share Transactions:
Proceeds from shares sold
GS2 shares	7,040,123	17,318,452	—	—
GS4 shares	22,884,918	42,486,377	84,159,228	111,957,141
GS6 shares	524,851	310,469	—	—
GS8 shares(1)	—	80,168	—	—
Proceeds from exchange of GS8 shares for GS6 shares(1)
GS6 shares	—	129,566	—	—
GS8 shares	—	(129,566)	—	—
Reinvestment of dividends and distributions
GS2 shares	2,524,043	7,880,321	—	—
GS4 shares	6,563,344	23,014,028	2,446,782	13,663,336
GS6 shares	26,043	186,354	—	—

Total proceeds from shares sold and reinvested	39,563,322	91,276,169	86,606,010	125,620,477

Value of shares redeemed
GS2 shares	(8,877,183)	(15,312,753)	—	—
GS4 shares	(53,088,621)	(100,650,924)	(49,586,856)	(99,906,353)
GS6 shares	(197,779)	(14,837,734)	—	—
GS8 shares(1)	—	(6,709,689)	—	—

Total value of shares redeemed	(62,163,583)	(137,511,100)	(49,586,856)	(99,906,353)

Net increase (decrease) from capital share transactions(2)	(22,600,261)	(46,234,931)	37,019,154	25,714,124

Total increase (decrease) in net assets	(213,966,010)	(50,385,512)	(16,195,954)	(10,260,247)

Net Assets:
Beginning of Year	511,159,564	561,545,076	96,775,203	107,035,450

End of Year*	$297,193,554	$511,159,564	$80,579,249	$96,775,203

* Including undistributed (distributions in excess of) net investment income	$1,622,559	$7,144	$—	$59,925

(1)	See Note 1 in Notes to Financial Statements.
(2)	See Note 7 in Notes to Financial Statements.

See Notes to Financial Statements.

Value Equity Fund		Growth Equity Fund		Small Cap Equity Fund		International Equity Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07

$28,680,309	$25,750,914	$2,438,359	$2,291,785	$2,549,818	$2,031,110	$40,980,349	$22,903,965
(118,299,560)	109,509,564	(77,879,679)	101,225,925	(88,724,230)	53,354,323	(87,271,419)	251,442,073
(509,658,839)	(156,542,760)	(641,077,277)	109,546,540	(113,441,348)	(50,321,205)	(776,771,510)	(80,256,374)

(599,278,090)	(21,282,282)	(716,518,597)	213,064,250	(199,615,760)	5,064,228	(823,062,580)	194,089,664

(5,427,637)	(6,198,596)	(760,505)	(764,503)	(614,201)	(513,194)	(9,679,437)	(4,950,877)
(15,120,026)	(19,213,656)	(1,656,101)	(1,487,807)	(1,982,895)	(1,456,206)	(32,423,305)	(17,856,534)
(371,566)	(432,944)	(2,559)	—	(103,815)	(43,468)	(701,696)	(395,926)

(1,791,283)	(24,783,302)	—	—	—	(11,936,809)	(8,347,976)	(45,519,702)
(5,776,508)	(88,434,175)	—	—	—	(52,445,036)	(30,093,735)	(192,888,593)
(145,613)	(2,026,807)	—	—	—	(2,922,577)	(687,438)	(4,700,995)

—	—	—	—	(168,554)	—	—	—
—	—	—	—	(544,164)	—	—	—
—	—	—	—	(28,490)	—	—	—

(28,632,633)	(141,089,480)	(2,419,165)	(2,252,310)	(3,442,119)	(69,317,290)	(81,933,587)	(266,312,627)

26,364,928	69,148,249	28,172,361	54,095,628	20,033,750	17,551,589	104,596,517	76,072,933
119,844,786	181,185,102	122,481,304	135,306,396	38,592,188	56,487,534	275,354,383	194,576,950
384,635	2,030,826	295,093	2,907,748	274,544	1,233,647	699,797	1,761,039
—	176,742	1,150,180	80,594	—	66,601	—	179,320

—	445,015	—	181,274	—	174,140	—	333,450
—	(445,015)	—	(181,274)	—	(174,140)	—	(333,450)

7,209,480	30,977,959	759,609	764,503	781,539	12,450,002	17,999,891	50,460,024
20,894,776	107,637,522	1,656,068	1,487,784	2,526,659	53,895,325	62,512,863	210,719,957
517,179	2,459,750	2,559	—	132,305	2,966,045	1,389,134	5,096,921

175,215,784	393,616,150	154,517,174	194,642,653	62,340,985	144,650,743	462,552,585	538,867,144

(28,656,106)	(18,557,205)	(26,886,067)	(20,464,151)	(16,975,850)	(8,315,547)	(38,548,254)	(27,617,520)
(175,032,062)	(188,885,419)	(186,516,510)	(172,307,927)	(71,310,720)	(79,779,484)	(144,223,290)	(207,849,507)
(127,031)	(1,867,609)	(149,108)	(2,710,726)	(74,701)	(1,121,796)	(300,712)	(1,211,740)
—	(7,266,923)	—	(6,136,980)	—	(6,946,803)	—	(8,483,456)

(203,815,199)	(216,577,156)	(213,551,685)	(201,619,784)	(88,361,271)	(96,163,630)	(183,072,256)	(245,162,223)

(28,599,415)	177,038,994	(59,034,511)	(6,977,131)	(26,020,286)	48,487,113	279,480,329	293,704,921

(656,510,138)	14,667,232	(777,972,273)	203,834,809	(229,078,165)	(15,765,949)	(625,515,838)	221,481,958

1,656,023,020	1,641,355,788	1,744,315,422	1,540,480,613	561,159,763	576,925,712	1,707,997,672	1,486,515,714

$999,512,882	$1,656,023,020	$966,343,149	$1,744,315,422	$332,081,598	$561,159,763	$1,082,481,834	$1,707,997,672

$7,752,269	$—	$38,545	$15,956	$(21,274)	$95,372	$506,726	$(3,124,565)

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ended December 31, unless otherwise indicated

												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains		Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net		Expenses, Including Expense Reduction		Expenses, Before Waivers and Expense Reduction(1)		Investment Income, Net	Investment Income/ (Loss), Excluding Waivers and Expense Reduction	Portfolio Turnover Rate
Money Market Fund
GS2 Class
2008	$1.00	$0.03		$—	†	$(0.03)	$—		$1.00	2.95%	$171,739	0.20%		0.20%		0.20%		2.86%	2.86%	N/A
2007	1.00	0.05		—	†	(0.05)	—		1.00	5.23	112,581	0.23		0.23		0.23		5.11	5.11	N/A
2006	1.00	0.05		—	†	(0.05)	—		1.00	4.92	100,559	0.26		0.26		0.26		4.82	4.82	N/A
2005	1.00	0.03		—	†	(0.03)	—		1.00	3.07	93,103	0.27		0.27		0.26		3.03	3.04	N/A
2004	1.00	0.01		—	†	(0.01)	—		1.00	1.19	61,374	0.27		0.27		0.27		1.17	1.17	N/A
GS4 Class
2008	$1.00	$0.03		$—	†	$(0.03)	$—		$1.00	2.75%	$970,146	0.40	%(2)	0.40	%(2)	0.40	%(2)	2.72%	2.72%	N/A
2007	1.00	0.05		—	†	(0.05)	—		1.00	5.03	939,596	0.43		0.43		0.43		4.92	4.92	N/A
2006	1.00	0.05		—	†	(0.05)	—		1.00	4.72	930,582	0.46		0.46		0.46		4.64	4.64	N/A
2005	1.00	0.03		—	†	(0.03)	—		1.00	2.88	766,322	0.46		0.46		0.46		2.84	2.84	N/A
2004	1.00	0.01		—	†	(0.01)	—		1.00	0.99	838,087	0.46		0.46		0.45		0.98	0.99	N/A
GS6 Class
2008	$1.00	$0.02		$—	†	$(0.02)	$—		$1.00	2.33%	$8,807	0.81	%(2)	0.81	%(2)	0.73%		2.25%	2.33%	N/A
2007	1.00	0.04		—	†	(0.04)	—		1.00	4.59	5,979	0.85		0.85		0.92		4.49	4.42	N/A
2006	1.00	0.04		—	†	(0.04)	—		1.00	4.29	4,784	0.87		0.87		1.09		4.21	3.99	N/A
2005	1.00	0.02		—	†	(0.02)	—		1.00	2.50	4,587	0.83		0.83		1.43		2.47	1.87	N/A
2004	1.00	0.01		—	†	(0.01)	—		1.00	0.73	4,476	0.72		0.72		1.09		0.68	0.31	N/A

Low-Duration Bond Fund
GS2 Class
2008	$8.90	$0.36	#	$(0.60)		$(0.55)	$—		$8.11	(2.76)%	$105,223	0.36%		0.36%		0.41%		4.19%	4.14%	427%
2007	8.89	0.42	#	0.12		(0.53)	—		8.90	6.22	133,374	0.42		0.42		0.45		4.71	4.68	248
2006	9.06	0.38	#	(0.03)		(0.52)	—		8.89	3.94	105,991	0.45		0.45		0.47		4.22	4.20	168
2005	9.32	0.30	#	(0.15)		(0.41)	—	†	9.06	1.60	104,681	0.45		0.45		0.48		3.30	3.27	196
2004	9.51	0.21	#	(0.07)		(0.28)	(0.05)		9.32	1.47	59,777	0.45		0.45		0.49		2.22	2.18	289
GS4 Class
2008	$12.88	$0.51	#	$(0.87)		$(0.53)	$—		$11.99	(2.84)%	$515,996	0.52%		0.52%		0.61%		4.03%	3.94%	427%
2007	12.63	0.58	#	0.17		(0.50)	—		12.88	6.11	665,292	0.58		0.58		0.64		4.54	4.48	248
2006	12.66	0.58	#	(0.11)		(0.50)	—		12.63	3.75	697,687	0.61		0.61		0.66		4.05	4.00	168
2005	12.87	0.40	#	(0.22)		(0.39)	—	†	12.66	1.39	789,077	0.61		0.61		0.67		3.13	3.07	196
2004	13.00	0.27	#	(0.09)		(0.26)	(0.05)		12.87	1.38	789,866	0.61		0.61		0.67		2.06	2.00	289
GS6 Class
2008	$8.95	$0.32	#	$(0.60)		$(0.51)	$—		$8.16	(3.16)%	$5,623	0.91%		0.91%		0.96%		3.66%	3.61%	427%
2007	8.93	0.37	#	0.13		(0.48)	—		8.95	5.72	5,526	0.97		0.97		1.57		4.15	3.55	248
2006	9.09	0.60	#	(0.30)		(0.46)	—		8.93	3.43	5,159	1.00		1.00		1.05		3.63	3.58	168
2005	9.36	0.25	#	(0.16)		(0.36)	—	†	9.09	0.96	11,380	0.94		0.94		1.05		2.74	2.63	196
2004	9.54	0.17	#	(0.06)		(0.24)	(0.05)		9.36	1.17	16,087	0.85		0.85		0.90		1.82	1.77	289

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio also excludes previously recaptured fees.
(2)	See Note 11 in Notes to Financial Statements.

See Notes to Financial Statements.

												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Return of Capital		Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Including Expense Reduction	Expenses, Before Waivers and Expense Reduction(1)	Investment Income, Net	Investment Income/ (Loss), Excluding Waivers and Expense Reduction	Portfolio Turnover Rate
Medium-Duration Bond Fund

GS2 Class
2008	$8.42	$0.40	#	$(0.72)	$(0.65)	$(0.32)	$—		$7.13	(3.88)%	$112,240	0.47%	0.47%	0.48%	5.07%	5.06%	566%
2007	8.52	0.42	#	0.12	(0.64)	$— †	—		8.42	6.65	151,466	0.48	0.48	0.49	5.02	5.01	428
2006	8.71	0.39	#	(0.01)	(0.57)	—	—		8.52	4.50	113,051	0.50	0.50	0.50	4.60	4.60	440
2005	9.06	0.34	#	(0.10)	(0.53)	(0.06)	—		8.71	2.62	100,800	0.50	0.50	0.53	3.84	3.81	465
2004	9.24	0.28	#	0.21	(0.45)	(0.22)	—		9.06	5.34	52,865	0.50	0.50	0.53	2.97	2.94	372
GS4 Class
2008	$13.64	$0.65	#	$(1.18)	$(0.63)	$(0.32)	$—		$12.16	(3.89)%	$738,610	0.58%	0.58%	0.67%	4.96%	4.87%	566%
2007	13.42	0.66	#	0.18	(0.62)	— †	—		13.64	6.46	1,079,034	0.61	0.61	0.68	4.88	4.81	428
2006	13.40	0.60	#	(0.03)	(0.55)	—	—		13.42	4.37	1,108,958	0.62	0.62	0.69	4.48	4.41	440
2005	13.63	0.50	#	(0.16)	(0.51)	(0.06)	—		13.40	2.50	981,935	0.62	0.62	0.71	3.71	3.62	465
2004	13.58	0.39	#	0.31	(0.43)	(0.22)	—		13.63	5.20	853,377	0.62	0.62	0.72	2.85	2.75	372
GS6 Class
2008	$8.49	$0.37	#	$(0.73)	$(0.61)	$(0.32)	$—		$7.20	(4.28)%	$14,517	0.93%	0.93%	0.94%	4.68%	4.67%	566%
2007	8.59	0.38	#	0.12	(0.60)	— †	—		8.49	6.08	14,654	0.97	0.97	1.00	4.52	4.49	428
2006	8.78	0.35	#	(0.02)	(0.52)	—	—		8.59	3.89	13,709	1.05	1.05	1.05	4.05	4.05	440
2005	9.12	0.29	#	(0.09)	(0.48)	(0.06)	—		8.78	2.18	13,195	1.00	1.00	1.06	3.29	3.21	465
2004	9.30	0.24	#	0.21	(0.41)	(0.22)	—		9.12	4.88	16,524	0.90	0.90	0.95	2.61	2.56	372

Extended-Duration Bond Fund

GS2 Class
2008	$7.95	$0.47	#	$(1.11)	$(0.85)	$(0.15)	$—		$6.31	(8.12)%	$64,834	0.52%	0.52%	0.52%	6.66%	6.66%	40%
2007	8.13	0.41	#	0.23	(0.69)	(0.13)	—		7.95	8.45	75,841	0.53	0.53	0.53	5.21	5.21	101
2006	8.44	0.40	#	(0.03)	(0.65)	(0.03)	—		8.13	4.75	59,916	0.57	0.57	0.57	4.91	4.91	100
2005	8.90	0.44	#	0.04	(0.68)	(0.26)	—		8.44	5.65	57,372	0.56	0.56	0.57	4.90	4.89	38
2004	9.23	0.47	#	0.27	(0.76)	(0.31)	—		8.90	8.49	32,309	0.57	0.57	0.57	5.17	5.17	66
GS4 Class
2008	$15.20	$0.90	#	$(2.15)	$(0.83)	$(0.15)	$—		$12.97	(8.28)%	$357,073	0.69%	0.69%	0.71%	6.45%	6.43%	40%
2007	14.81	0.74	#	0.44	(0.66)	(0.13)	—		15.20	8.29	500,252	0.72	0.72	0.72	5.02	5.02	101
2006	14.82	0.69	#	(0.04)	(0.63)	(0.03)	—		14.81	4.56	467,877	0.73	0.73	0.76	4.75	4.72	100
2005	14.93	0.71	#	0.10	(0.66)	(0.26)	—		14.82	5.54	393,851	0.73	0.73	0.76	4.72	4.69	38
2004	14.78	0.75	#	0.45	(0.74)	(0.31)	—		14.93	8.37	399,459	0.73	0.73	0.75	5.01	4.99	66
GS6 Class
2008	$7.95	$0.44	#	$(1.11)	$(0.82)	$(0.15)	$—		$6.31	(8.54)%	$15,698	0.97%	0.97%	0.97%	6.24%	6.24%	40%
2007	8.13	0.38	#	0.23	(0.66)	(0.13)	—		7.95	7.96	17,157	0.99	0.99	1.01	4.74	4.72	101
2006	8.44	0.36	#	(0.03)	(0.61)	(0.03)	—		8.13	4.09	15,730	1.08	1.08	1.08	4.39	4.39	100
2005	8.89	0.39	#	0.05	(0.63)	(0.26)	—		8.44	5.19	15,100	1.09	1.09	1.09	4.37	4.37	38
2004	9.22	0.44	#	0.27	(0.73)	(0.31)	—		8.89	8.05	24,043	0.98	0.98	0.96	4.76	4.78	66

Global Bond Fund

GS4 Class
2008	$10.14	$0.64	#	$(2.59)	$(0.75)	$(0.10)	$—		$7.34	(20.28)%	$167,465	0.78%	0.78%	0.80%	7.20%	7.18%	176%
2007	10.12	0.61		0.08	(0.64)	(0.03)	—		10.14	7.00	125,333	0.79	0.79	0.80	6.07	6.06	255
2006(2)(3)	10.12	—	†	— †	— †	—	—	†	10.12	0.04	104,635	1.04	1.04	1.42	4.32	3.94	—

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio also excludes previously recaptured fees.
(2)	Inception date was December 29, 2006.
(3)	Total return is not annualized. Ratios are annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

For a Share Outstanding For the Years Ended December 31, unless otherwise indicated

												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Excess Distribution/ Return of Capital		Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Including Expense Reduction	Expenses, Before Waivers and Expense Reduction(1)	Investment Income/ (Loss), Net	Investment Income/ (Loss), Excluding Waivers and Expense Reduction	Portfolio Turnover Rate
Equity Index Fund

GS2 Class
2008	$10.57	$0.18	#	$(4.06)	$(0.24)	$(0.09)	$—		$6.36	(37.32)%	$49,472	0.21%	0.21%	0.22%	2.11%	2.10%	5%
2007	11.08	0.20	#	0.39	(0.32)	(0.78)	—		10.57	5.19	81,104	0.22	0.22	0.22	1.77	1.77	5
2006	9.96	0.18	#	1.33	(0.28)	(0.11)	—		11.08	15.37	74,634	0.23	0.23	0.23	1.74	1.74	5
2005	9.78	0.16	#	0.30	(0.24)	(0.04)	—		9.96	4.80	62,214	0.23	0.23	0.24	1.63	1.62	6
2004	9.08	0.16	#	0.81	(0.27)	—	—	†	9.78	10.77	36,148	0.25	0.25	0.23	1.75	1.77	2
GS4 Class
2008	$19.07	$0.31	#	$(7.37)	$(0.22)	$(0.09)	$—		$11.70	(37.37)%	$247,077	0.37%	0.37%	0.42%	1.95%	1.90%	5%
2007	19.17	0.32	#	0.64	(0.28)	(0.78)	—		19.07	4.95	429,423	0.39	0.39	0.42	1.59	1.56	5
2006	16.97	0.28	#	2.28	(0.25)	(0.11)	—		19.17	15.19	466,429	0.40	0.40	0.43	1.57	1.54	5
2005	16.47	0.24	#	0.51	(0.21)	(0.04)	—		16.97	4.61	402,865	0.40	0.40	0.43	1.46	1.43	6
2004	15.12	0.25	#	1.35	(0.25)	—	—		16.47	10.60	417,962	0.40	0.40	0.41	1.60	1.59	2
GS6 Class
2008	$10.74	$0.15	#	$(4.12)	$(0.21)	$(0.09)	$—		$6.47	(37.52)%	$644	0.60%	0.60%	1.88%	1.76%	0.48%	5%
2007	11.15	0.15	#	0.35	(0.13)	(0.78)	—		10.74	4.38	633	0.60	0.60	0.75	1.33	1.18	5
2006	10.02	0.14	#	1.34	(0.24)	(0.11)	—		11.15	14.97	14,233	0.60	0.60	0.78	1.37	1.19	5
2005	9.83	0.13	#	0.31	(0.21)	(0.04)	—		10.02	4.54	12,019	0.56	0.56	0.82	1.30	1.04	6
2004	9.14	0.13	#	0.81	(0.25)	—	—		9.83	10.37	11,502	0.45	0.45	0.72	1.41	1.14	2

Real Estate Securities Fund

GS4 Class
2008	$9.04	$0.18	#	$(3.80)	$(0.16)	$—	$(0.01)		$5.25	(40.35)%	$80,579	1.26%	1.26%	1.25%	2.21%	2.22%	94%
2007	12.55	0.11	#	(2.12)	(0.11)	(1.39)	—		9.04	(16.23)	96,775	1.20	1.20	1.22	0.94	0.92	119
2006(2)(3)	12.50	—	†	0.05	—	—	—		12.55	0.40	107,035	1.33	1.33	1.88	(1.16)	(1.71)	—

Value Equity Fund

GS2 Class
2008	$9.10	$0.17	#	$(3.46)	$(0.22)	$(0.07)	$—		$5.52	(36.81)%	$143,506	0.66%	0.65%	0.67%	2.29%	2.27%	52%
2007	10.62	0.18	#	(0.27)	(0.28)	(1.15)	—		9.10	(1.18)	230,436	0.69	0.69	0.69	1.70	1.70	45
2006	10.75	0.18	#	1.78	(0.28)	(1.81)	—		10.62	18.76	181,940	0.72	0.71	0.72	1.70	1.69	76
2005	11.44	0.20	#	0.65	(0.28)	(1.26)	—		10.75	7.40	156,279	0.73	0.72	0.73	1.72	1.71	54
2004	9.94	0.17	#	1.59	(0.26)	— †	—		11.44	17.83	75,123	0.75	0.74	0.74	1.64	1.64	56
GS4 Class
2008	$17.03	$0.30	#	$(6.54)	$(0.19)	$(0.07)	$—		$10.53	(36.95)%	$844,459	0.85%	0.84%	0.86%	2.09%	2.07%	52%
2007	18.65	0.29	#	(0.52)	(0.24)	(1.15)	—		17.03	(1.39)	1,407,534	0.88	0.88	0.88	1.50	1.50	45
2006	17.50	0.28	#	2.93	(0.25)	(1.81)	—		18.65	18.64	1,434,773	0.90	0.89	0.91	1.52	1.50	76
2005	17.74	0.28	#	0.99	(0.25)	(1.26)	—		17.50	7.13	1,279,940	0.90	0.89	0.93	1.53	1.49	54
2004	15.28	0.24	#	2.45	(0.23)	—	—		17.74	17.71	1,305,669	0.90	0.89	0.92	1.49	1.46	56
GS6 Class
2008	$9.03	$0.14	#	$(3.45)	$(0.18)	$(0.07)	$—		$5.47	(37.20)%	$11,547	1.12%	1.11%	1.13%	1.83%	1.81%	52%
2007	10.55	0.13	#	(0.27)	(0.23)	(1.15)	—		9.03	(1.61)	18,053	1.16	1.16	1.18	1.23	1.21	45
2006	10.69	0.12	#	1.78	(0.23)	(1.81)	—		10.55	18.21	17,798	1.24	1.23	1.24	1.18	1.17	76
2005	11.39	0.14	#	0.64	(0.22)	(1.26)	—		10.69	6.78	15,003	1.25	1.24	1.27	1.17	1.14	54
2004	9.90	0.12	#	1.59	(0.22)	—	—		11.39	17.35	17,968	1.15	1.14	1.22	1.20	1.12	56

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio also excludes previously recaptured fees.
(2)	Inception date was December 29, 2006.
(3)	Total return is not annualized. Ratios are annualized.

See Notes to Financial Statements.

											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Excess Distribution/ Return of Capital	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Including Expense Reduction	Expenses, Before Waivers/ Reimbursements and Expense Reduction(1)	Investment Income/ (Loss), Net	Investment Income/(Loss), Excluding Waivers/ Reimbursements and Expense Reduction	Portfolio Turnover Rate
Growth Equity Fund

GS2 Class
2008	$12.76	$0.03		$(5.49)	$(0.04)	$—	$—	$7.26	(42.84)%	$141,138	0.87%	0.86%	0.87%	0.26%	0.25%	99%
2007	11.23	0.02		1.55	(0.04)	—	—	12.76	13.99	242,557	0.89	0.89	0.88	0.24	0.25	51
2006	11.18	—	†	0.05	—	—	—	11.23	0.45	179,852	0.89	0.88	0.90	0.00	(0.02)	48
2005	10.29	(0.03)		0.92	—	—	—	11.18	8.65	172,118	0.87	0.86	0.89	(0.10)	(0.13)	49
2004	9.16	—	†	1.13	—	—	—	10.29	12.34	84,177	0.87	0.86	0.89	0.01	(0.02)	56
GS4 Class
2008	$20.22	$0.02		$(8.70)	$(0.02)	$—	$—	$11.52	(42.92)%	$817,315	0.97%	0.96%	1.06%	0.16%	0.06%	99%
2007	17.77	0.02		2.45	(0.02)	—	—	20.22	13.90	1,488,091	1.00	1.00	1.07	0.13	0.06	51
2006	17.71	(0.02)		0.08	—	—	—	17.77	0.34	1,343,147	1.01	1.00	1.09	(0.12)	(0.21)	48
2005	16.33	(0.04)		1.42	—	—	—	17.71	8.45	1,362,599	0.99	0.98	1.08	(0.22)	(0.32)	49
2004	14.55	(0.02)		1.80	—	—	—	16.33	12.23	1,405,754	0.99	0.98	1.08	(0.11)	(0.21)	56
GS6 Class
2008	$12.46	$(0.01)		$(5.36)	$— †	$—	$—	$7.09	(43.08)%	$7,891	1.29%	1.28%	1.35%	(0.15)%	(0.22)%	99%
2007	10.99	(0.02)		1.49	—	—	—	12.46	13.38	13,668	1.36	1.36	1.41	(0.23)	(0.28)	51
2006	10.99	(0.05)		0.05	—	—	—	10.99	—	11,706	1.41	1.40	1.48	(0.52)	(0.60)	48
2005	10.17	(0.09)		0.91	—	—	—	10.99	8.06	11,406	1.34	1.33	1.47	(0.57)	(0.71)	49
2004	9.08	(0.07)		1.16	—	—	—	10.17	12.00	13,780	1.24	1.23	1.44	(0.42)	(0.63)	56

Small Cap Equity Fund

GS2 Class
2008	$9.60	$0.05	#	$(3.61)	$(0.08)	$—	$(0.02)	$5.94	(37.05)%	$48,159	1.03%	1.02%	1.04%	0.66%	0.64%	147%
2007	11.33	0.06	#	0.09	(0.07)	(1.81)	—	9.60	1.05	76,792	1.05	1.05	1.05	0.48	0.48	119
2006	11.40	(0.01	)#	1.32	—	(1.38)	—	11.33	11.40	66,695	1.06	1.05	1.06	(0.05)	(0.06)	86
2005	12.51	(0.01	)#	0.84	—	(1.94)	—	11.40	6.48	62,009	1.10	1.09	1.07	(0.06)	(0.04)	97
2004	11.52	(0.01)		1.74	—	(0.74)	—	12.51	15.04	28,639	1.18	1.15	1.20	(0.10)	(0.15)	148
GS4 Class
2008	$14.31	$0.07	#	$(5.39)	$(0.06)	$—	$(0.02)	$8.91	(37.19)%	$272,588	1.15%	1.13%	1.24%	0.55%	0.44%	147%
2007	16.00	0.06	#	0.11	(0.05)	(1.81)	—	14.31	0.87	466,522	1.18	1.18	1.25	0.34	0.27	119
2006	15.61	(0.03	)#	1.80	—	(1.38)	—	16.00	11.27	486,358	1.21	1.20	1.25	(0.20)	(0.25)	86
2005	16.48	(0.03	)#	1.10	—	(1.94)	—	15.61	6.37	463,367	1.22	1.21	1.27	(0.19)	(0.26)	97
2004	14.99	(0.02)		2.25	—	(0.74)	—	16.48	14.89	432,763	1.25	1.22	1.37	(0.16)	(0.31)	148
GS6 Class
2008	$9.25	$0.02	#	$(3.47)	$(0.06)	$—	$(0.01)	$5.73	(37.29)%	$11,334	1.43%	1.42%	1.49%	0.27%	0.20%	147%
2007	11.00	—	†#	0.08	(0.02)	(1.81)	—	9.25	0.50	17,846	1.50	1.50	1.54	0.03	(0.01)	119
2006	11.16	(0.07	)#	1.29	—	(1.38)	—	11.00	10.84	17,483	1.58	1.57	1.57	(0.57)	(0.57)	86
2005	12.34	(0.06	)#	0.82	—	(1.94)	—	11.16	6.00	15,577	1.57	1.56	1.59	(0.53)	(0.56)	97
2004	11.41	(0.08)		1.75	—	(0.74)	—	12.34	14.66	17,875	1.50	1.47	1.69	(0.43)	(0.65)	148

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio also excludes previously recaptured fees.

FINANCIAL HIGHLIGHTS (Continued)

For a Share Outstanding For the Years Ended December 31, unless otherwise indicated

											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Return of Capital	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Including Expense Reduction	Expenses, Before Waivers and Expense Reduction(1)	Investment Income, Net	Investment Income/ (Loss), Excluding Waivers and Expense Reduction	Portfolio Turnover Rate
International Equity Fund

GS2 Class
2008	$14.61	$0.34	#	$(6.89)	$(0.39)	$(0.35)	$—	$7.32	(44.72)%	$193,281	0.94%	0.93%	1.08%	2.92%	2.77%	88%
2007	15.80	0.26	#	1.79	(0.27)	(2.97)	—	14.61	13.21	279,652	0.96	0.96	1.07	1.55	1.44	66
2006	14.71	0.25		3.23	(0.35)	(2.04)	—	15.80	23.78	199,989	0.97	0.96	1.10	1.60	1.46	26
2005	12.93	0.29		1.99	(0.30)	(0.20)	—	14.71	17.66	176,819	0.97	0.95	1.12	1.59	1.43	30
2004	11.06	0.16		1.93	(0.22)	—	—	12.93	18.93	87,300	0.97	0.95	1.13	1.32	1.14	33
GS4 Class
2008	$18.32	$0.40	#	$(8.63)	$(0.36)	$(0.35)	$—	$9.38	(44.81)%	$873,618	1.12%	1.11%	1.28%	2.73%	2.56%	88%
2007	19.09	0.28	#	2.16	(0.24)	(2.97)	—	18.32	12.96	1,400,548	1.14	1.14	1.27	1.38	1.25	66
2006	17.37	0.26		3.82	(0.32)	(2.04)	—	19.09	23.58	1,254,839	1.15	1.14	1.29	1.43	1.28	26
2005	15.20	0.23		2.41	(0.27)	(0.20)	—	17.37	17.39	1,120,234	1.15	1.13	1.31	1.42	1.24	30
2004	12.96	0.17		2.26	(0.19)	—	—	15.20	18.80	1,072,556	1.15	1.13	1.31	1.22	1.04	33
GS6 Class
2008	$14.35	$0.28	#	$(6.75)	$(0.34)	$(0.35)	$—	$7.19	(44.97)%	$15,582	1.37%	1.36%	1.52%	2.46%	2.30%	88%
2007	15.59	0.19	#	1.75	(0.21)	(2.97)	—	14.35	12.68	27,798	1.40	1.40	1.54	1.11	0.97	66
2006	14.56	0.18		3.17	(0.28)	(2.04)	—	15.59	23.14	23,877	1.47	1.46	1.60	1.10	0.96	26
2005	12.80	0.13		2.06	(0.23)	(0.20)	—	14.56	17.15	19,123	1.45	1.43	1.64	1.11	0.91	30
2004	10.95	0.12		1.90	(0.17)	—	—	12.80	18.52	19,551	1.35	1.33	1.58	1.06	0.81	33

#	Calculated using the average shares outstanding method.
(1)	The ratio also excludes previously recaptured fees.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE FUNDS

GuideStone Funds (the “Trust”) was organized as a Delaware statutory trust on March 2, 2000. The Trust has established twenty-four series (each, a “Fund” and together, the “Funds”). Each Fund is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The MyDestination 2005, MyDestination 2015, MyDestination 2025, MyDestination 2035 and MyDestination 2045 Funds, each referred to as a “Date Target Fund” and together as the “Date Target Funds,” commenced operations on December 29, 2006. Effective June 1, 2008, the Blended Funds were renamed to provide shareholders with a more accurate depiction of their investment strategies and risk tolerance. All references to the Blended Funds category have been replaced with “Asset Allocation Funds.” The Conservative Allocation Fund (formerly Flexible Income Fund), Balanced Allocation Fund (formerly Growth & Income Fund), Growth Allocation Fund (formerly Capital Opportunities Fund), Aggressive Allocation Fund (formerly Global Equity Fund), Conservative Allocation Fund I (formerly Flexible Income Fund I), Balanced Allocation Fund I (formerly Growth & Income Fund I), Growth Allocation Fund I (formerly Capital Opportunities Fund I) and Aggressive Allocation Fund I (formerly Global Equity Fund I) are each referred to as an “Asset Allocation Fund” and together are referred to as the “Asset Allocation Funds.” The remaining Funds are each referred to as a “Select Fund” and are together referred to as the “Select Funds.” The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund and Global Bond Fund are together referred to as the “Bond Funds.” The Equity Index Fund, Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund and International Equity Fund are together referred to as the “Equity Funds.” The Money Market Fund is referred to as the “Money Market Fund.”
There are three classes of shares issued by the Funds — the GS2 Class, the GS4 Class and the GS6 Class (each, a “Class” and together the “Classes”), except for the Global Bond Fund and the Real Estate Securities Fund, which issued the GS4 Class only, and the Date Target Funds, which issued the GS4 Class and the GS6 Class only. The Conservative Allocation Fund I, Balanced Allocation Fund I, Growth Allocation Fund I and Aggressive Allocation Fund I issued the GS2 Class only. All Classes of shares have identical voting, dividend and liquidation rights. The distribution fee (class specific expense) differs among Classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each Class of shares based upon its relative net assets.

Prior to June 1, 2007, GS8 Class shares of the Funds were also available. On June 1, 2007, shares of the GS8 Class of each Fund were exchanged at each Fund’s applicable net asset value for equivalent shares of the GS6 Class of the same Fund, and the GS8 Class was terminated.

Each Fund is a separate mutual fund with its own investment objective, strategies and risks. The Select Funds invest directly in particular types of fixed-income obligations, stocks and other investments. The Asset Allocation and Date Target Funds primarily invest in a different mix of the Select Funds to meet a specified investment strategy. The Asset Allocation and Date Target Funds are commonly referred to as “Fund of Funds”.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America which require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

a. Valuation of Securities

The Funds (except the Money Market Fund) each value securities traded on national securities exchanges or included in national market systems at the last quoted sale price, or official close price, on the principal exchange on which they were traded, or, in the absence of any sale or official close price, at the closing bid price. Securities which are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time when the foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined through procedures established by or under the direction of the Board of Trustees of the Trust (the “Board of Trustees”). Non-exchange traded securities for which an over-the-counter quotation is readily available are valued at the last quoted bid price. Debt securities, excluding asset-backed and mortgage-backed securities, are valued at the mean of the last bid and asked prices available. Asset-backed and mortgage-backed securities are valued at the last bid price. Options and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options and warrants not traded on a national securities exchange are valued at the last quoted bid price. Short-term securities maturing in more than 60 days from the valuation date are valued at the mean of the last bid and asked prices; those maturing in 60 days or less are valued at amortized cost. Futures contracts are valued at the closing settlement price on the exchange on which they are primarily traded. Forward foreign exchange contracts are valued based upon closing exchange rates from each respective foreign market. Swap agreements are valued daily based upon the terms specific to each agreement with its counterparty. To the extent available, valuations of portfolio securities are provided by independent pricing services approved by the Board of Trustees. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments. Certain fixed-income securities are valued by the sub-adviser using various methodologies. Due to excessive volatility in the current market, valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Securities for which market quotations are not readily available are valued at fair value according to methods established in good faith by the Board of Trustees.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, a Valuation Committee meeting may be called. The Trust uses Interactive Data (“ID”) as a third party fair valuation vendor. ID provides a fair value for foreign equity securities held by the Trust based on certain factors and methodologies applied by ID in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Valuation Committee in consultation with, and approved by, the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. As part of the valuation procedures, a “confidence interval” is used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign equity security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Valuation Committee is exceeded on a specific day, the Trust will typically value non-U.S. equity securities in its portfolio that exceed the applicable confidence interval based upon the fair values provided by ID. On December 31, 2008, the International Equity Fund utilized fair value pricing for its foreign common stocks.

The Money Market Fund uses the amortized cost method, which approximates market value, to determine the value of its portfolio securities.

The Asset Allocation and Date Target Funds value their investments in the underlying Select Funds daily at the closing net asset value of each respective Select Fund.

The Funds have adopted the provisions of the Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows:

Level 1 –	quoted prices in active markets for identical securities.

Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	prices determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Schedules of Investments for each respective fund.

b. Repurchase Agreements

Each Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. It is the Fund’s policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund’s custodian bank or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

c. Derivative Financial Instruments

The Funds may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The Funds, in their normal course of business, may enter into contracts that contain a variety of representations and warranties, and which provide general indemnifications. The Funds’ exposure may include future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Financial Futures Contracts — The Funds (except the Money Market Fund) may purchase or sell financial futures contracts and the options on such futures contracts for the purpose of hedging risk on existing securities, demonstrating purchase of securities or gaining market exposure on cash balances. Financial futures contracts are contracts for the delivery of securities at a specified future date at an agreed upon price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected.

Pursuant to the contract, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such payments or receipts are known as variation margin and are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Options — Certain Funds are authorized to write and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party and that party’s ability to perform. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Options purchased are recorded as an asset, and written options are recorded as liabilities to the extent of premiums paid or received. Each Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.

Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed-rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers. When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the amounts reported in the Statement of Assets and Liabilities, associated with both option contracts and swap contracts. The Funds bear the market risk arising from any change in index values or interest rates.

Forward Foreign Exchange Contracts — Certain Funds may enter into forward foreign currency exchange contracts to hedge against adverse exchange rate fluctuation to the U.S. dollar or between different foreign currencies in connection with either specific security transactions or portfolio positions. Each contract is valued daily and the change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the opening value and the closing value of the contract. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Foreign Currency Options and Futures — The International Equity Fund, Small Cap Equity Fund and the Bond Funds may also enter into futures contracts on foreign currencies and related options on transactions as a short or long hedge against possible variations in foreign exchange rates.

TBAs — The Bond Funds and the Small Cap Equity Fund may enter into “TBA” (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying securities, according to the procedures described in the section entitled “Valuation of Securities”.

Mortgage-Backed Securities — Investments in securities collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be difficult. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

Dollar Rolls — During the period ended December 31, 2008, the Trust entered into dollar roll transactions, pursuant to which they sell a mortgage-backed TBA or security and simultaneously purchase a similar, but not identical, TBA with the same issuer, rate and terms. The Funds may execute a “roll” to obtain better underlying mortgage securities or to increase yield. The Funds account for dollar roll transactions as purchases and sales, which has the effect of increasing their portfolio turnover rates. Risks associated with dollar rolls are that actual mortgages received by the Funds may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts.

Swap Agreements — Each Select Fund may enter into swap agreements. The Equity Funds may enter into equity swap contracts and the Bond Funds and the Small Cap Equity Fund may enter into interest rate and credit default swaps. The Bond Funds and International Equity Fund may enter into cross-currency swaps, and each Select Fund may enter into total return swaps.

Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A swap may be entered into in order to, among other things, change the maturity of a Fund’s portfolio, to protect a Fund’s value from changes in interest rates, to expose a Fund to a different security or market, or to help a Fund achieve a strategy relative to an index or other benchmark. By entering into a swap agreement, a Fund is exposed to the risk of unanticipated movements in interest rates or in the value of an underlying security or index (or the risk that the counterparty will not fulfill its obligation under the agreement). Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements, securities are set aside as collateral by the Fund’s custodian.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and

Liabilities. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by the Fund’s sub-adviser.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Certain of the Fund’s derivative agreements contain provisions that require the Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over one- month, three-month and 12-month periods. If the Fund were to violate such provisions, the counterparties to the derivative instruments could request immediate payment or demand immediate collateralization on derivative instruments in net liability positions. For the fiscal year ending December 31, 2008, the Fund did maintain the required level of net assets and/or the NAV of the Fund did not decline below the limits set forth in the derivative agreements.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swaps — Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Any upfront payments made or received upon entering a credit default swap contract is treated as part of the cost and is reflected as part of the unrealized gain (loss) on valuation. Upon termination of the swap contract, the amount included in the cost is reversed and becomes part of the swap’s realized gain (loss).

Credit default swaps are carried at their estimated fair value, as determined in good faith by the Board of Trustees. In determining fair value, the Board of Trustees considers the value provided by the counterparty as well as the use of a proprietary model. In addition to credit quality, the sub-advisors monitor a variety of factors including cash flow assumptions, market activity, market sentiment and valuation as part of its ongoing process of assessing payment and performance risk. As payment and performance risk increases, the value of a credit default swap increases, resulting in recognition of unrealized gains for long positions and unrealized losses for short positions. Conversely, as payment and performance risk decreases, unrealized gains are recognized for short positions and unrealized losses are recognized for long positions. Any current or future declines in the fair value of the swap may be partially offset by upfront payments received by the Fund as a seller of protection if applicable. The change in value is recorded within unrealized appreciation (depreciation) until the occurrence of a credit event or the termination of the swap, at which time a realized gain (loss) is recorded.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swap to achieve a similar effect. Credit-default swap on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Credit default swaps involve greater risks than if the Funds had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and counterparty credit risk. The Funds enter into credit default swaps with counterparties meeting defined criteria for financial strength. A buyer also may lose its investment and recover nothing should a credit event not occur. If a credit event did occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value.

Cross-Currency Swap Agreements — Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements — Total return swap agreements on commodities involve commitments where exchanged cash flows based on the price of a commodity and in return receives either fixed or determined by floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”). The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedules of Investments and disclosures within Footnote 2(c), Swap Agreements.

As of December 31, 2008, the Low-Duration Bond Fund and the Medium-Duration Bond Fund are the buyer (“receiving protection”) on a total notional amount of $52,674,176 and $99,183,316, respectively, and are the seller (“providing protection”) on a total notional amount of $3,800,000 and $10,400,000, respectively. The notional amounts of the swaps are not recorded in the financial statements; however the notional amount does approximate the maximum potential amount of future payments that the Funds could be required to make if the Funds were the seller of protection and a credit event were to occur. Those credit default swaps for which the Funds are providing protection at balance sheet date are summarized as follows:

Written Credit Derivative Contracts	Single Name Credit Default Swaps		Credit Default Swap Index
Reference Asset	Corporate Debt	Sovereign Debt	Asset-Backed Securities	Corporate Debt	Total
Low-Duration Bond Fund
Fair value of written credit derivatives	$(27,077)	$—	$—	$—	$(27,077)
Maximum potential amount of future payments	(3,800,000)	—	—	—	(3,800,000)
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)	—	—	—	—	—
Collateral held by the Funds or other third parties which the Funds can obtain upon occurrence of triggering event	—	—	—	—	—

Medium-Duration Bond
Fair value of written credit derivatives	$(1,969,734)	$(143,832)	$(604,985)	$—	$(2,718,551)
Maximum potential amount of future payments	(8,400,000)	(1,000,000)	(1,000,000)	—	(10,400,000)
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)	—	—	—	—	—
Collateral held by the Funds or other third parties which the Funds can obtain upon occurrence of triggering event	—	—	—	—	—

The credit spread disclosed below for each referenced obligation where the Funds are the seller of protection is a representation of the current payment/performance risk of the swap.

	Maximum Potential Amount of Futures Payments by Contract Term
Current credit spread on underlying (in basis points)	0-6 Months	6-12 Months	1-5 Years	5-10 Years	More Than 10 Years	Total
Low-Duration Bond Fund
0 - 100	$—	$—	$—	$—	$—	$—
101 - 250	—	—	—	—	—	—
251 - 500	3,800,000	—	—	—	—	3,800,000
501 - 1,000	—	—	—	—	—	—
Greater than 1,000	—	—	—	—	—	—

Total	$3,800,000	$—	$—	$—	$—	$3,800,000

Medium-Duration Bond Fund
0 - 100	$—	$—	$—	$—	$—	$—
101 - 250	—	—	—	—	—	—
251 - 500	—	—	—	1,000,000	1,000,000	2,000,000
501 - 1,000	—	—	—	8,400,000	—	8,400,000
Greater than 1,000	—	—	—	—	—	—

Total	$—	$—	$—	$9,400,000	$1,000,000	$10,400,000

d. Foreign Currency Translations

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

e. Dividends and Distributions to Shareholders

Dividends from net investment income for the Money Market Fund are declared daily and paid monthly. Dividends from net investment income for the Bond Funds are declared and paid monthly. Dividends from net investment income, if any, for the Equity Index Fund, Real Estate Securities Fund, Value Equity Fund and Growth Equity Fund are declared and paid semi-annually. Dividends from net investment income, if any, for the Small Cap Equity Fund, International Equity Fund, the Asset Allocation Funds and the Date Target Funds are declared and paid annually. Net realized capital gains, if any, will be distributed at least annually by each of the Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

f. Security Transactions, Income and Realized Gains and Losses

Security transactions are accounted for on the date securities are purchased or sold (the trade date). Dividend income is recognized on the ex-dividend date and interest income is accrued daily, including the amortization of market premium and the accretion of market discount. Realized gains and losses from security transactions are on an identified cost basis.

g. Expenses

Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are generally allocated to each Fund in proportion to their relative net assets. Each Class of shares bears its pro-rata portion of expenses attributable to its Class, except that each Class separately bears expenses related specifically to that Class, such as printing, registration, transfer agent, shareholder servicing and distribution fees.

h. REITs

The Real Estate Securities Fund invests substantial assets in real estate investment trusts (“REITS”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

i. Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by cash equivalents deposited in an account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs.

The Equity Funds may sell short exchange-listed equity futures contracts to reduce market exposure. The Date Target Funds, Asset Allocation Funds, Bond Funds and Small Cap Equity Fund may sell short U.S. Treasury securities and exchange-listed U.S. Treasury futures contracts to reduce market exposure. The Low-Duration Bond, Medium-Duration Bond and Small Cap Equity Funds will occasionally enter into a short sale to initiate a dollar roll transaction. The International Equity Fund may establish short positions in stocks of foreign companies with a market value of up to 5% of the Fund’s assets.

At December 31, 2008, the value of securities sold short in the Low-Duration Bond Fund, the Medium-Duration Bond Fund and the International Equity Fund amounted to $27,991,250, $9,928,345 and $19,331,745, respectively.

j. Loan Participations

Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Bond Funds and the Small Cap Equity Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.

The Bond Funds and the Small Cap Equity Fund invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a. Investment Advisory Fees

Pursuant to a separate investment advisory agreement, GuideStone Capital Management (“GSCM” or “Adviser”) acts as the Adviser to the Funds. As Adviser, it supervises the investments of the Funds and for such services is paid a fee. GSCM and the Trust have entered into sub-advisory agreements with various sub-advisers to manage each Select Fund’s investments. Under the general supervision of GSCM, the sub-advisers make the day-to-day investment decisions for the Select Funds, and for such services, each sub-adviser receives a fee from the Funds.

The advisory fees paid to GSCM and aggregate sub-advisory fees paid to the sub-advisers, listed at the end of this report, are computed daily based upon the net assets of each Fund. The actual advisory fees accrued and the sub-advisory fees accrued during the year ended December 31, 2008, based upon average daily net assets, were as follows:

Fund	Advisory Fees	Sub-Adviser Fees
MyDestination 2005	0.10%	—
MyDestination 2015	0.10%	—
MyDestination 2025	0.10%	—
MyDestination 2035	0.10%	—
MyDestination 2045	0.10%	—
Conservative Allocation	0.10%	—
Balanced Allocation	0.10%	—
Growth Allocation	0.10%	—
Aggressive Allocation	0.10%	—
Conservative Allocation I	0.10%	—
Balanced Allocation I	0.10%	—
Growth Allocation I	0.10%	—
Aggressive Allocation I	0.10%	—
Money Market	0.09%	0.07%
Low-Duration Bond	0.13%	0.21%
Medium-Duration Bond	0.21%	0.20%
Extended-Duration Bond	0.25%	0.21%
Global Bond	0.21%	0.24%

Fund	Advisory Fees	Sub-Adviser Fees
Equity Index	0.13%	0.02%
Real Estate Securities	0.28%	0.61%
Value Equity	0.40%	0.23%
Growth Equity	0.45%	0.39%
Small Cap Equity	0.27%	0.68%
International Equity	0.47%	0.47%

For the year ended December 31, 2008, advisory fees (excluding sub-advisory fees) and waivers for each Fund were as follows:

	Gross Advisory Fee	Waiver/ Reimbursements	Net Advisory Fee (Reimbursement)
MyDestination 2005	$60,377	$(63,399)	$(3,022)
MyDestination 2015	170,214	23,186	193,400
MyDestination 2025	108,798	(23,442)	85,356
MyDestination 2035	39,552	(87,225)	(47,673)
MyDestination 2045	16,063	(103,673)	(87,610)
Conservative Allocation	306,802	(102,058)	204,744
Balanced Allocation	1,170,757	(88,095)	1,082,662
Growth Allocation	909,446	(91,440)	818,006
Aggressive Allocation	804,734	(98,274)	706,460
Conservative Allocation I	62,037	(43,693)	18,344
Balanced Allocation I	315,156	12,577	327,733
Growth Allocation I	211,387	12,769	224,156
Aggressive Allocation I	156,704	(7,921)	148,783
Money Market	1,003,190	5,760	1,008,950
Low-Duration Bond	984,202	(606,659)	377,543
Medium-Duration Bond	2,309,580	(905,658)	1,403,922
Extended-Duration Bond	1,269,976	(100,954)	1,169,022
Global Bond	345,530	(30,442)	315,088
Equity Index	530,325	(179,764)	350,561
Real Estate Securities	295,058	16,763	311,821
Value Equity	5,408,811	(144,307)	5,264,504
Growth Equity	6,217,376	(1,118,630)	5,098,746
Small Cap Equity	1,233,060	(360,040)	873,020
International Equity	6,961,552	(2,343,428)	4,618,124

b. Distribution and Shareholder Servicing Fees

The Board of Trustees has adopted Shareholder Service Plans for the GS4 Class and GS6 Class of each Select Fund and the GS6 Class of each Asset Allocation and Date Target Fund (“Service Plans”) and a separate Plan of Distribution for the GS6 Class of each Select Fund, Asset Allocation Fund and Date Target Fund pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”).

Under the Service Plans, the GS4 Class and GS6 Class of each Select Fund and the GS6 Class of each applicable Asset Allocation and Date Target Fund are authorized to pay fees to parties that provide services for and maintain shareholder accounts. The GS4 Class and GS6 Class of each Select Fund are authorized to pay service fees of 0.19% and 0.30% of average daily net assets, respectively. The GS6 Class of each applicable Asset Allocation and Date Target Fund is authorized to pay shareholder servicing fees of 0.11% of average daily net assets.

Under the 12b-1 Plan, the assets of each Select Fund, Asset Allocation Fund and Date Target Fund may be used to compensate GuideStone Financial Resources, the Underwriter or others for certain expenses relating to the distribution of shares of the Funds to investors. Under the 12b-1 Plan, the maximum amount payable as a percentage of average daily net assets on an annual basis is 0.10% by the GS6 Class of each Select Fund, Asset Allocation Fund and Date Target Fund.

c. Expense Limitation

GSCM has agreed, through April 30, 2009, to waive fees and reimburse expenses of the GS2 Class, GS4 Class and GS6 Class of each Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, the annual percentage rate of each Class’s average daily net assets as follows:

Fund	GS2 Class	GS4 Class	GS6 Class
MyDestination 2005	NA	0.20%	0.50%
MyDestination 2015	NA	0.20%	0.50%
MyDestination 2025	NA	0.20%	0.50%
MyDestination 2035	NA	0.20%	0.50%
MyDestination 2045	NA	0.20%	0.50%
Conservative Allocation	NA	0.12%	0.45%
Balanced Allocation	NA	0.12%	0.45%
Growth Allocation	NA	0.12%	0.45%
Aggressive Allocation	NA	0.12%	0.45%
Conservative Allocation I	0.15%	NA	NA
Balanced Allocation I	0.15%	NA	NA
Growth Allocation I	0.15%	NA	NA
Aggressive Allocation I	0.15%	NA	NA
Money Market	0.20%	0.39%	0.80%
Low-Duration Bond	0.36%	0.52%	0.91%
Medium-Duration Bond	0.48%	0.58%	0.93%
Extended-Duration Bond	0.63%	0.69%	0.97%
Global Bond	NA	1.02%	NA
Equity Index	0.23%	0.37%	0.60%
Real Estate Securities	NA	1.29%	NA
Value Equity	0.74%	0.85%	1.14%
Growth Equity	0.88%	0.97%	1.29%
Small Cap Equity	1.12%	1.15%	1.43%
International Equity	0.94%	1.12%	1.37%

Each Fund in turn agrees to reimburse GSCM for any operating expenses in excess of the expense limitation paid, waived or assumed by GSCM for that Fund during the limitation period, provided GSCM would not be entitled to reimbursement for any amount that would cause operating expenses to exceed the expense limitation during the year in which the reimbursement would be made, and provided further that no amount will be reimbursed by the Fund more than three years after the year in which it was incurred or waived by GSCM.

At December 31, 2008, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	GS2 Class	GS4 Class	GS6 Class
MyDestination 2005	NA	$125,492	$38,120
MyDestination 2015	NA	—	34,080
MyDestination 2025	NA	73,421	34,851
MyDestination 2035	NA	158,080	40,739
MyDestination 2045	NA	169,281	48,785
Conservative Allocation	NA	361,889	9,160
Balanced Allocation	NA	238,668	—
Growth Allocation	NA	246,616	—
Aggressive Allocation	NA	264,614	—
Conservative Allocation I	$158,726	NA	NA
Growth Allocation I	31,667	NA	NA
Aggressive Allocation I	56,462	NA	NA

	GS2 Class	GS4 Class	GS6 Class
Money Market	$—	$—	$14,640
Low-Duration Bond	120,720	1,333,597	40,326
Medium-Duration Bond	—	2,112,192	2,850
Extended-Duration Bond	—	229,219	1,846
Equity Index	—	396,733	50,575
Value Equity	—	267,824	2,711
Growth Equity	—	3,078,942	20,748
Small Cap Equity	—	869,422	15,051
International Equity	917,431	5,340,638	95,659

During the period ended December 31, 2008, GSCM recaptured the following amounts:

	GS2 Class	GS4 Class	GS6 Class
MyDestination 2015	NA	$33,536	NA
Balanced Allocation	NA	NA	$2,992
Growth Allocation	NA	NA	3,551
Aggressive Allocation	NA	NA	339
Balanced Allocation I	$12,577	NA	NA
Growth Allocation I	12,769	NA	NA
Money Market	NA	NA	5,760
Extended-Duration Bond	NA	NA	1,216
Real Estate Securities	NA	25,165	NA
Value Equity	NA	NA	467
Growth Equity	19,056	NA	NA

d. Brokerage Service and Other Arrangements

The Adviser directs the sub-advisers to place security trades with designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses through the use of Brokerage Service Arrangements on behalf of the Equity Funds.

Fund	Expenses Paid Through Brokerage Service Arrangements
Value Equity	$176,335
Growth Equity	151,169
Small Cap Equity	60,677
International Equity	103,181

e. Administrator, Transfer Agent and Distributor

Certain employees of PNC Global Investment Servicing (U.S.), Inc. (“PNC”), an indirect, wholly-owned subsidiary of The PNC Financial Services Group, Inc., are officers of the Funds. PNC serves as Administrator and Transfer Agent of the Funds.

For its services as Administrator, PNC is entitled to receive fees, computed daily and paid monthly, based upon the average daily net assets of each Fund. The fees, excluding out of pocket expenses, currently range between 0.004% and 0.02% of average daily net assets. For its services as Transfer Agent, PNC receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the year ended December 31, 2008, PNC received $3,206,305 in aggregate fees and expenses for services rendered under the various agreements described above.

PFPC Distributors, Inc. (“PDI”), also an indirect, wholly-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Underwriter for the Funds. The Funds do not pay any fees to PDI in its capacity as Underwriter. The fees are paid by GSCM.

4. SECURITIES LENDING

Through an agreement with The Northern Trust Company (“Northern Trust”) (the Funds’ custodian) the Select Funds may lend portfolio securities to certain brokers, dealers and other financial institutions that pay the Select Funds a negotiated fee. The Select Funds receive cash or U.S. government securities as collateral against the loaned securities in an amount at least equal to the market value of the loaned securities. The Funds continue to own the loaned securities and the securities remain in the investment portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Cash collateral has been invested in a short-term money market fund of Northern Trust, an affiliate of the Funds, that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. At December 31, 2008, the market values of loaned securities and collateral received were as follows:

Fund	Value of Securities Loaned	Value of Cash Collateral	Value of Non-cash Collateral	Total Value of Collateral
Money Market	$993,578	$1,010,000	$—	$1,010,000
Low-Duration Bond	50,259,820	51,250,573	—	51,250,573
Medium-Duration Bond	49,671,546	51,066,761	—	51,066,761
Extended-Duration Bond	13,938,149	14,158,534	—	14,158,534
Global Bond	14,019,040	14,403,133	—	14,403,133
Equity Index	20,286,313	20,348,261	—	20,348,261
Real Estate Securities	22,761,622	23,423,794	—	23,423,794
Value Equity	69,422,644	70,064,449	—	70,064,449
Growth Equity	85,793,222	86,712,386	—	86,712,386
Small Cap Equity	59,757,324	59,416,171	371,857	59,788,028
International Equity	95,238,971	98,556,925	2,441,543	100,998,468

As of the close of business on September 18, 2008, Lehman Brothers Holding Inc. was in default of the security lending agreements with the Medium-Duration Bond Fund, Extended-Duration Bond Fund, Growth Equity Fund, Small Cap Equity Fund and International Equity Fund (the “Funds”). As a result, Northern Trust as Securities Lending Agent took possession of the collateral and repurchased the securities in the Funds through open market purchases. Under Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SFAS 140”), the criteria for sales accounting have been met.

5. 10% SHAREHOLDERS

The Date Target and Asset Allocation Funds do not invest in the underlying Select Funds for the purpose of exercising management or control; however, investments made by each Date Target and Asset Allocation Fund within each of its principal investment strategies may represent a significant portion of an underlying Select Fund’s net assets. At December 31, 2008, the Asset Allocation Funds were the owner of record of the following approximate percentages of the total outstanding shares of the underlying Select Funds as detailed below:

Fund	Low- Duration Bond	Medium- Duration Bond	Extended- Duration Bond	Global Bond	Equity Index	Real Estate Securities	Value Equity	Growth Equity	Small Cap Equity	International Equity
MyDestination 2005	1.18%	0.95%	0.13%	0.75%	0.36%	2.58%	0.56%	0.60%	0.48%	0.58%
MyDestination 2015	1.38	1.87	1.32	4.25	1.22	11.02	2.08	2.24	1.84	2.19
MyDestination 2025	—	0.79	1.30	4.15	0.98	8.41	1.69	1.83	1.86	1.84
MyDestination 2035	—	0.06	0.12	0.88	0.44	3.70	0.76	0.83	0.99	0.86
MyDestination 2045	—	—	—	—	0.27	2.26	0.38	0.41	0.51	0.43
Conservative Allocation	28.22	—	—	—	0.94	—	1.43	1.51	0.93	1.59
Balanced Allocation	19.99	20.82	17.61	26.75	7.70	—	11.09	11.28	8.33	11.30
Growth Allocation	7.52	7.83	6.61	9.84	9.02	—	12.45	12.61	8.97	12.67
Aggressive Allocation	—%	—%	—%	—%	10.24%	—%	13.81%	14.48%	10.46%	14.47%

Fund	Low- Duration Bond	Medium- Duration Bond	Extended- Duration Bond	Global Bond	Equity Index	Real Estate Securities	Value Equity	Growth Equity	Small Cap Equity	International Equity
Conservative Allocation I	8.92	—	—	—	0.37	—	0.58	0.51	0.30	0.44
Balanced Allocation I	8.28	9.97	10.15	7.51	3.97	—	5.94	5.02	3.51	4.06
Growth Allocation I	2.66	3.19	3.25	2.36	3.97	—	5.69	4.78	3.22	3.88
Aggressive Allocation I	—	—	—	—	3.68	—	5.16	4.49	3.07	3.62

6. INVESTMENT TRANSACTIONS

For the period ended December 31, 2008, the cost of purchases and proceeds from sales and maturities for each Fund were as follows:

	Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than U.S. Government Obligations)		Cost of Purchases and Proceeds from Sales and Maturities of Long-Term U.S. Government Obligations
	Purchases	Sale and Maturity Proceeds	Purchases	Sale and Maturity Proceeds
MyDestination 2005	$22,446,014	$13,663,838	$9,762,667	$10,216,524
MyDestination 2015	58,902,144	22,449,448	12,766,450	13,957,027
MyDestination 2025	43,642,000	5,158,500	5,296,321	5,607,638
MyDestination 2035	22,817,284	1,196,000	669,338	711,165
MyDestination 2045	14,408,413	790,500	—	—
Conservative Allocation	26,600,000	58,050,000	24,126,783	27,818,280
Balanced Allocation	167,900,000	299,050,000	55,699,241	63,916,552
Growth Allocation	99,250,000	185,600,000	16,590,117	19,993,770
Aggressive Allocation	53,500,000	115,700,000	—	—
Conservative Allocation I	8,018,000	12,376,000	7,489,815	8,260,229
Balanced Allocation I	62,488,000	71,658,000	9,721,366	12,682,878
Growth Allocation I	34,706,000	42,276,000	3,882,856	5,139,495
Aggressive Allocation I	15,645,000	26,604,000	—	—
Low-Duration Bond	280,931,656	105,397,306	3,169,158,101	3,113,916,770
Medium-Duration Bond	299,395,629	163,583,881	7,311,089,926	7,466,263,881
Extended-Duration Bond	186,567,744	239,379,782	10,769,187	29,887,058
Global Bond	140,738,593	41,754,377	229,393,644	233,836,701
Equity Index	19,130,565	43,720,056	—	—
Real Estate Securities	132,694,809	94,100,513	—	—
Value Equity	693,955,511	714,936,316	—	—
Growth Equity	1,310,592,201	1,371,754,365	—	—
Small Cap Equity	394,828,903	431,504,309	260,494,234	279,573,491
International Equity	1,514,457,955	1,268,191,642	—	—

Futures Contracts

Investments as of December 31, 2008, included cash and securities that were valued and pledged as collateral to cover initial margin deposits. The market value of the open futures contracts is as follows:

	Open Long (Short) Contracts	Market Value of Contracts	Net Unrealized Appreciation (Depreciation) on Futures
MyDestination 2005
March 2009 S&P 500® E-Mini	21	$945,105	$16,547

MyDestination 2015
March 2009 S&P 500® E-Mini	39	$1,755,195	$33,849

MyDestination 2025
March 2009 S&P 500® E-Mini	31	$1,395,155	$26,638

	Open Long (Short) Contracts	Market Value of Contracts	Net Unrealized Appreciation (Depreciation) on Futures
MyDestination 2035
March 2009 S&P 500® E-Mini	13	$585,065	$15,887

MyDestination 2045
March 2009 S&P 500® E-Mini	12	$540,060	$11,635

Conservative Allocation Fund
March 2009 S&P 500®	31	$6,975,775	$26,506

Balanced Allocation Fund
March 2009 S&P 500®	86	$19,352,150	$15,797

Growth Allocation Fund
March 2009 S&P 500®	76	$17,101,900	$147,552

Aggressive Allocation Fund
March 2009 S&P 500®	46	$10,351,150	$137,430

Conservative Allocation Fund I
March 2009 S&P 500® E-Mini	22	$990,110	$12,673

Balanced Allocation Fund I
March 2009 S&P 500® E-Mini	141	$6,345,705	$43,872

Growth Allocation Fund I
March 2009 S&P 500® E-Mini	79	$3,555,395	$46,973

Aggressive Allocation Fund I
March 2009 S&P 500® E-Mini	49	$2,205,245	$12,240

Low-Duration Bond Fund
December 2009 90-Day Euro	(12)	$(2,957,550)	$(72,437)
December 2009 90-Day Sterling	104	18,295,479	670,802
December 2010 90-Day Euro	(9)	(2,202,300)	(50,127)
June 2009 90-Day Euro	35	8,651,125	162,201
June 2009 90-Day Sterling	136	24,043,400	1,021,020
June 2010 90-Day Euro	(9)	(2,210,850)	(52,752)
March 2009 10-Year U.S. Treasury Note	46	5,784,500	55,441
March 2009 2-Year U.S. Treasury Note	354	77,194,125	567,270
March 2009 5-Year U.S. Treasury Note	376	44,764,562	940,984
March 2009 90-Day EURIBOR	192	65,234,362	1,735,419
March 2009 90-Day Euro	(15)	(3,710,250)	(81,421)
March 2009 90-Day Sterling	66	11,652,107	111,875
March 2009 Euro-BOBL	1	161,537	833
March 2009 Euro-Bund	7	1,214,734	17,499
March 2009 Euro-Schatz	15	2,240,826	(400)
March 2009 Long Gilt	9	1,597,674	147,623
March 2010 90-Day Euro	185	45,542,375	865,076
March 2011 90-Day Euro	(9)	(2,199,600)	(49,265)
September 2009 90-Day Euro	238	58,753,275	1,331,242
September 2009 90-Day Sterling	81	14,303,225	576,979
September 2010 90-Day Euro	(9)	(2,206,688)	(51,665)

			$7,846,197

	Open Long (Short) Contracts	Market Value of Contracts	Net Unrealized Appreciation (Depreciation) on Futures
Medium-Duration Bond Fund
December 2009 90-Day Sterling	290	$51,016,239	$1,540,791
June 2009 90-Day Euro	441	109,004,175	237,420
March 2009 10-Year U.S. Treasury Note	(131)	(16,473,250)	(627,053)
March 2009 2-Year U.S. Treasury Note	20	4,361,250	16,214
March 2009 5-Year U.S. Treasury Note	364	43,335,906	711,804
March 2009 90-Day EURIBOR	244	82,902,002	2,205,427
March 2009 90-Day Euro	116	28,692,600	271,237
March 2009 90-Day Sterling	74	13,064,484	239,729
March 2009 Euro-BOBL	(10)	(1,615,374)	(11,329)
March 2009 Euro-Bund	(27)	(4,685,405)	(39,655)
March 2009 Euro-Schatz	(145)	(21,661,315)	(76,658)
March 2009 Long Gilt	(35)	(6,213,178)	(227,085)
March 2009 U.S. Long Treasury Bond	91	12,562,266	227,377
March 2010 90-Day Euro	283	69,667,525	1,364,288
September 2009 90-Day Euro	92	22,711,350	416,912
September 2009 90-Day Sterling	29	5,120,908	158,180

			$6,407,599

Global Bond Fund
March 2009 10-Year U.S. Treasury Note	(13)	$(1,634,750)	$(124,276)
March 2009 5-Year U.S. Treasury Note	45	5,357,461	158,689
March 2009 Euro-BOBL	27	4,361,510	33,938
March 2009 Euro-Bund	9	1,561,802	5,484

			$73,835

Equity Index Fund
March 2009 S&P 500®	47	$10,576,175	$291,663

Real Estate Securities Fund
March 2009 Russell 2000® IMM-Mini	100	$4,979,000	$238,305

Value Equity Fund
March 2009 S&P 500®	130	$29,253,250	$450,429
March 2009 S&P 500® E-Mini	26	1,170,130	37,449

			$487,878

Growth Equity Fund
March 2009 S&P 500®	324	$72,908,100	$1,019,417

Small Cap Equity Fund
March 2009 2-Year U.S. Treasury Note	7	$1,526,438	$21,637
March 2009 5-Year U.S. Treasury Note	28	3,333,531	88,219
March 2009 90-Day Euro	50	12,367,500	283,038
March 2009 Euro-Bund	9	1,561,802	(2,189)
March 2009 Russell 2000® EMM-Mini	992	49,391,680	2,486,355

	Open Long (Short) Contracts	Market Value of Contracts	Net Unrealized Appreciation (Depreciation) on Futures
March 2009 U.S. Long Treasury Bond	2	$276,094	$38,240
March 2009 10-Year U.S. Treasury Note	(27)	(3,395,250)	(153,283)

			$2,762,017

International Equity Fund
January 2009 CAC40 Index	52	$2,328,218	$(10,151)
January 2009 AEX Index	28	1,917,654	(13,175)
January 2009 Hang Seng Index	(10)	(929,331)	31,087
January 2009 IBEX 35	(8)	(1,013,400)	524
January 2009 MSCI Singapore Index	3	91,119	2,798
January 2009 OMXS30 Index Future	(19)	(158,334)	1,605
March 2009 DAX Index Future	(13)	(2,184,060)	(47,843)
March 2009 FTSE 100 Index®	177	11,171,772	320,895
March 2009 S&P /TSE 60 Index	(6)	(524,812)	(24,972)
March 2009 S&P MIB Index	20	2,699,750	17,061
March 2009 SPI 200®	(10)	(652,927)	(36,179)
March 2009 TOPIX Index®	63	5,990,734	261,427
March 2009 DJ Euro Stoxx 50®	348	11,851,543	146,329
March 2009 Swiss Synthetic Future	(52)	(2,663,147)	9,981

			$659,387

Forward Foreign Currency Contracts

As of December 31, 2008, the following Funds have forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

Fund/Expiration Date	Currency to be Delivered	Amount of Currency to be Delivered	Currency to be Received	Amount of Currency to be Received	Net Unrealized Appreciation (Depreciation)
Low-Duration Bond Fund
01/08/09	Japanese Yen	8,943,000	U.S. Dollars	97,698	$(973)
01/08/09	U.S. Dollars	20,256	Japanese Yen	1,954,000	1,303
01/08/09	U.S. Dollars	25,535	Japanese Yen	2,433,000	1,309
01/08/09	U.S. Dollars	50,126	Japanese Yen	4,777,000	2,580
01/08/09	U.S. Dollars	24,849	Japanese Yen	2,361,000	1,201
01/12/09	Euro	4,340,000	U.S. Dollars	5,491,315	(538,141)
01/12/09	Euro	4,951,000	U.S. Dollars	6,394,365	(483,939)
01/13/09	Euro	247,000	U.S. Dollars	329,407	(13,729)
01/13/09	U.S. Dollars	3,753	Euro	3,000	415
01/13/09	U.S. Dollars	1,630,585	Euro	1,291,000	162,887
01/13/09	U.S. Dollars	87,373	Euro	69,000	8,483
01/13/09	U.S. Dollars	237,550	Euro	171,000	5
01/13/09	U.S. Dollars	394,423	Euro	286,000	2,892
01/13/09	British Pounds	1,082,000	U.S. Dollars	1,666,516	111,458
01/13/09	British Pounds	760,000	U.S. Dollars	1,125,712	33,435
01/13/09	British Pounds	824,000	U.S. Dollars	1,221,465	37,206
01/13/09	British Pounds	731,000	U.S. Dollars	1,083,985	33,387
01/13/09	British Pounds	343,000	U.S. Dollars	525,440	32,478

Fund/Expiration Date	Currency to be Delivered	Amount of Currency to be Delivered	Currency to be Received	Amount of Currency to be Received	Net Unrealized Appreciation (Depreciation)
01/13/09	British Pounds	1,082,000	U.S. Dollars	1,668,920	$113,862
01/13/09	U.S. Dollars	731,891	British Pounds	489,000	(29,097)
01/14/09	U.S. Dollars	218,193	Canadian Dollars	275,000	4,515
01/21/09	British Pounds	170,000	U.S. Dollars	253,235	8,967
05/06/09	U.S. Dollars	3,277,178	Chinese Yuan	22,684,625	(3,026)
07/15/09	Chinese Yuan	3,490,000	U.S. Dollars	500,000	(2,411)
07/15/09	Chinese Yuan	9,814,000	U.S. Dollars	1,400,000	(12,796)
07/15/09	Chinese Yuan	11,131,090	U.S. Dollars	1,597,000	(5,400)
07/15/09	Chinese Yuan	2,467,970	U.S. Dollars	356,000	718
07/15/09	Chinese Yuan	2,376,990	U.S. Dollars	343,000	815
07/15/09	Chinese Yuan	7,018,220	U.S. Dollars	1,012,000	1,677
07/15/09	Chinese Yuan	5,462,810	U.S. Dollars	788,000	1,589
07/15/09	Chinese Yuan	7,008,758	U.S. Dollars	1,011,000	2,039
07/15/09	Chinese Yuan	2,716,560	U.S. Dollars	392,000	932
07/15/09	U.S. Dollars	1,025,000	Chinese Yuan	6,970,000	(21,618)
07/15/09	U.S. Dollars	3,047,815	Chinese Yuan	20,780,000	(56,384)
09/08/09	U.S. Dollars	1,610,000	Chinese Yuan	11,100,145	(14,510)

					$(617,871)

Medium-Duration Bond Fund
01/08/09	Japanese Yen	32,409,000	U.S. Dollars	340,145	$(17,433)
01/08/09	Japanese Yen	32,600,000	U.S. Dollars	343,104	(16,582)
01/08/09	Japanese Yen	60,397,740	U.S. Dollars	633,764	(32,622)
01/08/09	Japanese Yen	9,413,000	U.S. Dollars	102,833	(1,024)
01/13/09	Euro	829,072	U.S. Dollars	1,071,990	(73,379)
01/13/09	Euro	324,000	U.S. Dollars	432,096	(18,008)
01/13/09	Euro	2,850,000	U.S. Dollars	3,599,664	(359,588)
01/13/09	U.S. Dollars	541,986	Euro	393,000	3,973
01/13/09	U.S. Dollars	219,490	Euro	158,000	5
01/13/09	British Pounds	533,000	U.S. Dollars	790,375	24,344
01/13/09	British Pounds	164,000	U.S. Dollars	251,231	15,529
01/13/09	British Pounds	519,000	U.S. Dollars	800,526	54,616
01/13/09	British Pounds	519,000	U.S. Dollars	799,373	53,463
01/13/09	British Pounds	601,000	U.S. Dollars	890,898	27,137
01/13/09	British Pounds	554,000	U.S. Dollars	820,585	24,372
01/16/09	Hungarian Forint	128,389,890	U.S. Dollars	703,506	34,031
01/16/09	U.S. Dollars	104,785	Hungarian Forint	21,072,333	5,094
01/16/09	U.S. Dollars	60,562	Hungarian Forint	13,647,626	10,602
01/16/09	U.S. Dollars	158,918	Hungarian Forint	33,833,680	17,504
01/16/09	U.S. Dollars	48,665	Hungarian Forint	9,694,086	1,884
01/16/09	U.S. Dollars	231,925	Hungarian Forint	50,142,165	29,536
02/03/09	U.S. Dollars	2,694,007	Brazilian Real	5,911,998	(193,867)
02/03/09	Canadian Dollars	1,842,980	U.S. Dollars	1,533,899	41,683
02/03/09	U.S. Dollars	979,336	Canadian Dollar	1,175,203	(27,802)
02/03/09	Euro	1,448,485	U.S. Dollars	1,922,546	(87,903)
02/12/09	U.S. Dollars	80,000	Malaysian Ringits	282,780	1,612
02/12/09	U.S. Dollars	200,000	Malaysian Ringits	718,350	7,319
02/12/09	U.S. Dollars	98,821	Malaysian Ringits	349,825	2,140
02/12/09	U.S. Dollars	226,458	Malaysian Ringits	790,000	1,539
02/12/09	U.S. Dollars	80,000	Malaysian Ringits	280,520	959
04/14/09	U.S. Dollars	80,000	Malaysian Ringits	280,280	870
04/14/09	U.S. Dollars	80,000	Malaysian Ringits	279,640	686

Fund/Expiration Date	Currency to be Delivered	Amount of Currency to be Delivered	Currency to be Received	Amount of Currency to be Received	Net Unrealized Appreciation (Depreciation)
04/14/09	U.S. Dollars	170,000	Malaysian Ringits	597,720	$2,462
04/14/09	U.S. Dollars	20,000	Malaysian Ringits	70,220	261
04/14/09	U.S. Dollars	90,000	Malaysian Ringits	316,530	1,330
04/14/09	U.S. Dollars	100,000	Malaysian Ringits	360,450	4,002
05/06/09	U.S. Dollars	3,793,266	Chinese Yuan	26,256,986	(3,502)
05/06/09	Russian Rubles	64,187,950	U.S. Dollars	1,916,058	54,639
05/06/09	Russian Rubles	6,300,000	U.S. Dollars	200,000	17,303
05/06/09	Russian Rubles	38,812,580	U.S. Dollars	1,202,000	76,455
05/06/09	Russian Rubles	18,543,750	U.S. Dollars	575,000	37,241
05/06/09	Russian Rubles	21,156,900	U.S. Dollars	654,000	40,460
05/06/09	Russian Rubles	12,691,140	U.S. Dollars	402,000	33,963
05/06/09	Russian Rubles	6,571,125	U.S. Dollars	197,925	7,366
05/06/09	U.S. Dollars	6,895,336	Russian Rubles	168,263,445	(2,015,779)
05/19/09	U.S. Dollars	4,292	Mexican Pesos	46,864	(1,028)
07/15/09	Chinese Yuan	1,994,940	U.S. Dollars	284,585	(2,601)
07/15/09	Chinese Yuan	4,865,060	U.S. Dollars	698,000	(2,360)
07/15/09	U.S. Dollars	1,008,824	Chinese Yuan	6,860,000	(21,277)
07/15/09	Chinese Yuan	2,185,690	U.S. Dollars	315,282	636
07/15/09	Chinese Yuan	8,208,080	U.S. Dollars	1,184,000	2,388
07/15/09	Chinese Yuan	3,180,870	U.S. Dollars	459,000	1,091
07/15/09	Chinese Yuan	2,883,920	U.S. Dollars	416,000	839
07/15/09	Chinese Yuan	2,785,860	U.S. Dollars	402,000	955
07/15/09	Chinese Yuan	8,217,975	U.S. Dollars	1,185,000	1,964
07/15/09	Chinese Yuan	11,324,060	U.S. Dollars	1,615,415	(14,765)
07/15/09	Chinese Yuan	4,886,000	U.S. Dollars	700,000	(3,375)
07/15/09	Chinese Yuan	4,219,940	U.S. Dollars	608,718	1,228
07/15/09	U.S. Dollars	2,996,480	Chinese Yuan	20,430,000	(55,435)
09/08/09	U.S. Dollars	1,860,000	Chinese Yuan	12,823,770	(16,764)

					$(2,321,613)

Global Bond Fund
02/03/09	Australian Dollars	720,000	Euro	371,517	$15,581
02/03/09	Japanese Yen	78,798,900	Euro	620,000	(9,342)
02/03/09	Japanese Yen	40,112,000	Euro	320,000	1,342
02/03/09	Australian Dollars	603,028	U.S. Dollars	411,024	(7,806)
02/03/09	Australian Dollars	250,000	U.S. Dollars	170,125	(3,511)
02/03/09	Australian Dollars	631,336	U.S. Dollars	431,278	(7,213)
02/03/09	U.S. Dollars	400,779	Australian Dollars	587,221	7,073
02/03/09	U.S. Dollars	424,080	Australian Dollars	620,000	6,538
02/03/09	U.S. Dollars	824,691	Australian Dollars	1,348,637	111,997
02/03/09	U.S. Dollars	1,366,840	Canandian Dollars	1,640,208	(38,803)
02/03/09	Euro	779,420	U.S. Dollars	1,041,695	(40,114)
02/03/09	Euro	808,255	U.S. Dollars	1,070,453	(51,377)
02/03/09	Euro	4,967,336	U.S. Dollars	6,593,046	(301,447)
02/03/09	Euro	3,126,684	U.S. Dollars	4,139,105	(200,626)
02/03/09	Euro	490,000	U.S. Dollars	632,345	(47,758)
02/03/09	U.S. Dollars	3,264,896	Euro	2,470,000	163,380
02/03/09	U.S. Dollars	1,323,350	Euro	1,000,000	64,616
02/03/09	U.S. Dollars	2,532,668	Euro	1,916,003	126,679
02/03/09	U.S. Dollars	269,100	Euro	214,938	29,227
02/03/09	U.S. Dollars	399,968	Euro	320,000	44,181
02/03/09	British Pounds	200,000	U.S. Dollars	345,760	58,484

Fund/Expiration Date	Currency to be Delivered	Amount of Currency to be Delivered	Currency to be Received	Amount of Currency to be Received	Net Unrealized Appreciation (Depreciation)
02/03/09	British Pounds	258,677	U.S. Dollars	439,750	$68,192
02/03/09	British Pounds	650,000	U.S. Dollars	1,099,124	165,476
02/03/09	British Pounds	500,000	U.S. Dollars	847,925	129,734
02/03/09	U.S. Dollars	1,100,000	British Pounds	743,846	(31,553)
02/03/09	U.S. Dollars	403,623	British Pounds	270,000	(15,800)
02/03/09	Hungarian Forint	359,036,188	U.S. Dollars	1,713,777	(153,026)
02/03/09	Japanese Yen	321,274,100	U.S. Dollars	3,196,757	(349,869)
02/03/09	Japanese Yen	128,025,470	U.S. Dollars	1,271,658	(141,647)
02/03/09	Japanese Yen	235,608,000	U.S. Dollars	2,400,000	(200,936)
02/03/09	U.S. Dollars	9,992,762	Japanese Yen	1,011,467,400	1,173,081
02/03/09	U.S. Dollars	5,970,327	Japanese Yen	600,226,840	655,728
02/03/09	U.S. Dollars	1,485,519	Japanese Yen	142,800,000	90,886
02/03/09	Mexican Pesos	7,853,760	U.S. Dollars	605,533	45,122
02/03/09	U.S. Dollars	959,197	Mexican Pesos	12,504,035	(66,962)
02/03/09	Turkish Lira	4,541,944	U.S. Dollars	2,787,324	(116,059)
02/03/09	U.S. Dollars	1,157,557	Turkish Lira	1,846,304	22,670
02/03/09	U.S. Dollars	95,729	South African Rand	988,065	10,030
02/10/09	U.S. Dollars	529,501	South Korean Won	700,000,000	28,024
02/10/09	Malaysian Ringits	3,987,838	U.S. Dollars	1,091,064	(59,884)
02/10/09	U.S. Dollars	1,125,554	Malaysian Ringits	3,987,838	25,394

					$1,199,702

Small Cap Equity Fund
02/03/09	Euro	128,994	U.S. Dollars	171,212	$(7,828)

International Equity Fund
03/18/09	Australian Dollars	242,000	U.S. Dollars	148,770	$(18,730)
03/18/09	Australian Dollars	193,000	U.S. Dollars	125,336	(8,249)
03/18/09	Australian Dollars	249,000	U.S. Dollars	159,953	(12,393)
03/18/09	U.S. Dollars	149,063	Australian Dollars	230,000	10,131
03/18/09	U.S. Dollars	229,936	Australian Dollars	358,000	17,854
03/18/09	U.S. Dollars	6,422	Australian Dollars	10,000	499
03/18/09	U.S. Dollars	725,143	Australian Dollars	1,089,000	28,608
03/18/09	U.S. Dollars	548,229	Australian Dollars	800,000	5,491
03/18/09	Canadian Dollars	798,000	U.S. Dollars	650,534	3,961
03/18/09	Canadian Dollars	2,765,000	U.S. Dollars	2,219,395	(20,924)
03/18/09	Canadian Dollars	1,006,000	U.S. Dollars	822,995	7,891
03/18/09	Swiss Francs	746,000	U.S. Dollars	626,671	(74,797)
03/18/09	Swiss Francs	1,381,000	U.S. Dollars	1,119,652	(178,910)
03/18/09	Swiss Francs	357,000	U.S. Dollars	330,980	(4,709)
03/18/09	U.S. Dollars	1,729,576	Swiss Francs	2,062,000	209,334
03/18/09	U.S. Dollars	343,265	Swiss Francs	406,000	38,499
03/18/09	U.S. Dollars	213,574	Swiss Francs	254,000	25,264
03/18/09	Danish Kroner	1,778,000	U.S. Dollars	300,956	(29,526)
03/18/09	Danish Kroner	84,000	U.S. Dollars	14,897	(716)
03/18/09	Danish Kroner	200,000	U.S. Dollars	37,602	427
03/18/09	U.S. Dollars	46,419	Danish Kroner	267,000	3,209
03/18/09	U.S. Dollars	186,965	Danish Kroner	1,120,000	21,213
03/18/09	U.S. Dollars	265,618	Danish Kroner	1,537,000	20,068
03/18/09	U.S. Dollars	191,434	Danish Kroner	1,119,000	16,558
03/18/09	Euro	1,016,000	U.S. Dollars	1,316,617	(91,982)
03/18/09	Euro	852,000	U.S. Dollars	1,064,421	(116,806)
03/18/09	Euro	589,000	U.S. Dollars	760,356	(56,243)

Fund/Expiration Date	Currency to be Delivered	Amount of Currency to be Delivered	Currency to be Received	Amount of Currency to be Received	Net Unrealized Appreciation (Depreciation)
03/18/09	Euro	44,000	U.S. Dollars	57,237	$(3,766)
03/18/09	Euro	1,671,000	U.S. Dollars	2,380,840	64,138
03/18/09	Euro	451,000	U.S. Dollars	568,930	(56,343)
03/18/09	U.S. Dollars	1,269	Euro	1,000	117
03/18/09	U.S. Dollars	1,592,660	Euro	1,246,000	134,815
03/18/09	U.S. Dollars	2,433,984	Euro	1,931,000	243,186
03/18/09	British Pounds	366,000	U.S. Dollars	541,441	16,053
03/18/09	British Pounds	242,000	U.S. Dollars	367,197	19,809
03/18/09	British Pounds	280,000	U.S. Dollars	399,437	(2,499)
03/18/09	U.S. Dollars	1,502	British Pounds	1,000	(66)
03/18/09	U.S. Dollars	1,497	British Pounds	1,000	(62)
03/18/09	U.S. Dollars	184,560	British Pounds	123,000	(7,995)
03/18/09	U.S. Dollars	293,433	British Pounds	191,000	(19,255)
03/18/09	U.S. Dollars	1,061,009	British Pounds	719,000	(28,893)
03/18/09	U.S. Dollars	1,481	British Pounds	1,000	(46)
03/18/09	U.S. Dollars	1,490	British Pounds	1,000	(55)
03/18/09	U.S. Dollars	1,416,272	British Pounds	936,000	(72,656)
03/18/09	U.S. Dollars	10,423	British Pounds	7,000	(375)
03/18/09	Hong Kong Dollars	7,000	U.S. Dollars	904	(1)
03/18/09	Hong Kong Dollars	16,000	U.S. Dollars	2,067	1
03/18/09	Hong Kong Dollars	18,000	U.S. Dollars	2,325	1
03/18/09	Hong Kong Dollars	243,000	U.S. Dollars	31,376	6
03/18/09	U.S. Dollars	8,393	Hong Kong Dollars	65,000	(2)
03/18/09	U.S. Dollars	123,116	Hong Kong Dollars	954,000	40
03/18/09	U.S. Dollars	3,484	Hong Kong Dollars	27,000	1
03/18/09	U.S. Dollars	44,920	Hong Kong Dollars	348,000	5
03/18/09	Japanese Yen	81,742,000	U.S. Dollars	859,367	(43,839)
03/18/09	Japanese Yen	24,924,000	U.S. Dollars	279,252	3,855
03/18/09	Japanese Yen	77,643,000	U.S. Dollars	819,769	(38,145)
03/18/09	U.S. Dollars	477,534	Japanese Yen	45,183,000	21,714
03/18/09	U.S. Dollars	1,156,198	Japanese Yen	106,467,000	20,205
03/18/09	U.S. Dollars	24,851	Japanese Yen	2,307,000	640
03/18/09	U.S. Dollars	64,597	Japanese Yen	6,154,000	3,401
03/18/09	U.S. Dollars	1,028,316	Japanese Yen	94,054,000	10,931
03/18/09	U.S. Dollars	3,547,830	Japanese Yen	341,504,000	225,606
03/18/09	Norwegian Kroner	5,996,000	U.S. Dollars	824,737	(27,510)
03/18/09	Norwegian Kroner	7,616,000	U.S. Dollars	1,092,952	10,445
03/18/09	U.S. Dollars	565,445	Norwegian Kroner	3,999,000	2,956
03/18/09	U.S. Dollars	713,442	Norwegian Kroner	5,011,000	(1,199)
03/18/09	U.S. Dollars	996,865	New Zealand Dollars	1,811,000	52,105
03/18/09	U.S. Dollars	2,160,195	New Zealand Dollars	3,977,000	143,369
03/18/09	Swedish Kronor	7,460,000	U.S. Dollars	930,808	(11,674)
03/18/09	Swedish Kronor	1,844,000	U.S. Dollars	217,306	(15,662)
03/18/09	Swedish Kronor	2,078,000	U.S. Dollars	261,189	(1,341)
03/18/09	Swedish Kronor	2,316,000	U.S. Dollars	291,297	(1,302)
03/18/09	Swedish Kronor	4,167,000	U.S. Dollars	496,599	(29,852)
03/18/09	U.S. Dollars	186,886	Swedish Kronor	1,535,000	7,043
03/18/09	U.S. Dollars	290,103	Swedish Kronor	2,229,000	(8,496)
03/18/09	U.S. Dollars	52,278	Swedish Kronor	426,000	1,542
03/18/09	Singapore Dollar	2,000	U.S. Dollars	1,355	(32)
03/18/09	Singapore Dollar	1,000	U.S. Dollars	697	4
03/18/09	Singapore Dollar	11,000	U.S. Dollars	7,434	(190)

Fund/Expiration Date	Currency to be Delivered	Amount of Currency to be Delivered	Currency to be Received	Amount of Currency to be Received	Net Unrealized Appreciation (Depreciation)
03/18/09	Singapore Dollar	14,000	U.S. Dollars	9,719	$16
03/18/09	U.S. Dollars	84,145	Singapore Dollar	127,000	3,875
03/18/09	U.S. Dollars	664	Singapore Dollar	1,000	29
03/18/09	U.S. Dollars	4,114	Singapore Dollar	6,000	45
03/19/09	Swiss Francs	683,000	U.S. Dollars	560,815	(81,420)

					$328,299

Options Written

Transactions in options written during the period ended December 31, 2008 were as follows:

Low-Duration Bond Fund	Number of Contracts	Notional Amount	Premiums Received
Options written, 12/31/07	—	$917,600,000	$4,422,364
Options written	1,157	149,400,000	6,580,360
Options expired	(1,092)	(685,800,000)	(586,984)
Options closed	(65)	(344,200,000)	(6,728,199)

Options written, 12/31/08	—	$37,000,000	$3,687,541

Medium-Duration Bond Fund	Number of Contracts	Notional Amount	Premiums Received
Options written, 12/31/07	108	$1,224,600,000	$5,592,094
Options written	202	130,500,000	6,877,280
Options expired	(308)	(935,800,000)	(439,586)
Options closed	—	(346,100,000)	(6,414,924)

Options written, 12/31/08	2	$73,200,000	$5,614,864

Small Cap Equity Fund	Number of Contracts	Notional Amount	Premiums Received
Options written, 12/31/07	33	$—	$25,110
Options written	216	—	167,479
Options expired	—	—	—
Options closed	(160)	—	(111,475)

Options written, 12/31/08	89	$—	$81,114

7. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2008		Year Ended December 31, 2007
	GS4	GS6	GS4	GS6	GS8
MyDestination 2005
Shares sold	2,578,136	56,867	6,148,997	136,448	101,780
Shares exchanged	—	—	—	1,482	(1,484)
Shares reinvested	470,720	8,600	152,755	3,735	—
Shares redeemed	(1,805,238)	(55,337)	(730,702)	(1,458)	(101,296)

Net increase (decrease)	1,243,618	10,130	5,571,050	140,207	(1,000)

MyDestination 2015
Shares sold	6,021,065	80,777	16,541,145	135,535	112,014
Shares exchanged	—	—	—	12,203	(12,214)
Shares reinvested	1,381,039	9,488	436,184	3,694	—
Shares redeemed	(2,468,448)	(56,916)	(523,997)	(4,107)	(100,800)

Net increase (decrease)	4,933,656	33,349	16,453,332	147,325	(1,000)

MyDestination 2025
Shares sold	5,197,306	175,155	10,440,156	169,074	129,123
Shares exchanged	—	—	—	27,558	(27,583)
Shares reinvested	1,107,495	20,895	281,677	5,220	—
Shares redeemed	(892,400)	(61,065)	(455,987)	(1,348)	(102,540)

Net increase (decrease)	5,412,401	134,985	10,265,846	200,504	(1,000)

MyDestination 2035
Shares sold	2,939,696	92,123	3,675,043	123,285	109,187
Shares exchanged	—	—	—	9,784	(9,802)
Shares reinvested	416,311	10,875	91,100	3,341	—
Shares redeemed	(356,667)	(31,178)	(338,148)	(1,651)	(100,385)

Net increase (decrease)	2,999,340	71,820	3,427,995	134,759	(1,000)

MyDestination 2045
Shares sold	1,972,366	43,400	1,514,661	114,644	103,251
Shares exchanged	—	—	—	3,443	(3,446)
Shares reinvested	148,529	6,121	36,409	3,379	—
Shares redeemed	(143,582)	(10,397)	(399,712)	(1,018)	(100,805)

Net increase (decrease)	1,977,313	39,124	1,151,358	120,448	(1,000)

	Year Ended December 31, 2008		Year Ended December 31, 2007
	GS4	GS6	GS4	GS6	GS8
Conservative Allocation Fund
Shares sold	3,830,825	1,335,856	3,101,631	15,787	8,171
Shares exchanged	—	—	—	34,331	(34,405)
Shares reinvested	2,072,716	194,313	1,689,255	163,129	—
Shares redeemed	(6,132,632)	(1,625,132)	(4,161,710)	(2,128)	(610,247)

Net increase (decrease)	(229,091)	(94,963)	629,176	211,119	(636,481)

Balanced Allocation Fund
Shares sold	3,881,710	277,834	4,276,596	142,844	49,264
Shares exchanged	—	—	—	312,574	(313,534)
Shares reinvested	13,664,245	751,815	9,292,073	377,694	—
Shares redeemed	(14,547,876)	(250,354)	(13,938,640)	(48,496)	(642,064)

Net increase (decrease)	2,998,079	779,295	(369,971)	784,616	(906,334)

Growth Allocation Fund
Shares sold	3,068,016	311,761	3,127,389	161,689	80,894
Shares exchanged	—	—	—	247,991	(248,643)
Shares reinvested	10,412,402	442,625	7,709,244	244,649	—
Shares redeemed	(9,482,818)	(249,371)	(10,322,926)	(17,198)	(592,647)

Net increase (decrease)	3,997,600	505,015	513,707	637,131	(760,396)

Aggressive Allocation Fund
Shares sold	3,141,389	134,125	3,459,912	76,547	60,068
Shares exchanged	—	—	—	114,564	(114,914)
Shares reinvested	10,394,753	571,773	7,170,968	315,184	—
Shares redeemed	(7,577,349)	(148,560)	(9,170,824)	(11,888)	(542,557)

Net increase (decrease)	5,958,793	557,338	1,460,056	494,407	(597,403)

	GS2		GS2
Conservative Allocation Fund I
Shares sold	898,141		1,491,042
Shares reinvested	458,199		539,752
Shares redeemed	(1,390,576)		(901,269)

Net increase (decrease)	(34,236)		1,129,525

Balanced Allocation Fund I
Shares sold	2,176,193		8,238,644
Shares reinvested	3,505,813		2,911,117
Shares redeemed	(3,132,150)		(2,301,545)

Net increase	2,549,856		8,848,216

Growth Allocation Fund I
Shares sold	1,391,073		5,024,682
Shares reinvested	2,776,308		2,000,500
Shares redeemed	(2,236,325)		(1,414,424)

Net increase	1,931,056		5,610,758

Aggressive Allocation Fund I
Shares sold	881,962		4,117,743
Shares reinvested	2,044,532		1,417,048
Shares redeemed	(1,840,613)		(1,167,436)

Net increase	1,085,881		4,367,355

	Year Ended December 31, 2008			Year Ended December 31, 2007
	GS2	GS4	GS6	GS2	GS4	GS6	GS8
Money Market Fund
Shares sold	174,901,124	4,070,538,152	3,546,545	178,932,360	3,334,006,987	2,164,993	214,065
Shares exchanged	—	—	—	—	—	301,818	(301,818)
Shares reinvested	3,367,839	16,558,522	154,558	4,895,984	24,364,936	238,657	96,906
Shares redeemed	(119,120,727)	(4,056,623,451)	(873,423)	(171,806,826)	(3,349,363,902)	(1,510,697)	(5,466,591)

Net increase (decrease)	59,148,236	30,473,223	2,827,680	12,021,518	9,008,021	1,194,771	(5,457,438)

Low-Duration Bond Fund
Shares sold	1,544,065	5,832,714	68,587	3,526,093	5,216,637	6,980	299
Shares exchanged	—	—	—	—	—	3,724	(3,724)
Shares reinvested	924,880	2,084,429	38,993	863,634	2,066,787	31,928	10,905
Shares redeemed	(4,482,124)	(16,505,332)	(35,787)	(1,333,936)	(10,869,252)	(2,816)	(568,754)

Net increase (decrease)	(2,013,179)	(8,588,189)	71,793	3,055,791	(3,585,828)	39,816	(561,274)

Medium-Duration Bond Fund
Shares sold	3,207,707	7,021,197	87,296	4,677,595	7,532,324	121,884	2,619
Shares exchanged	—	—	—	—	—	7,495	(7,495)
Shares reinvested	2,156,956	5,171,411	227,556	1,272,358	3,701,683	117,394	15,364
Shares redeemed	(7,621,389)	(30,536,247)	(25,004)	(1,226,651)	(14,782,322)	(117,212)	(634,032)

Net increase (decrease)	(2,256,726)	(18,343,639)	289,848	4,723,302	(3,548,315)	129,561	(623,544)

Extended-Duration Bond Fund
Shares sold	1,689,108	1,932,832	24,149	2,707,881	4,015,105	19,397	636
Shares exchanged	—	—	—	—	—	1,879	(1,881)
Shares reinvested	1,461,454	2,130,785	328,365	907,747	1,718,398	201,887	29,671
Shares redeemed	(2,415,249)	(9,446,049)	(22,623)	(1,448,373)	(4,410,805)	(71)	(711,380)

Net increase (decrease)	735,313	(5,382,432)	329,891	2,167,255	1,322,698	223,092	(682,954)

Global Bond Fund
Shares sold		12,869,898			1,970,318
Shares reinvested		1,740,619			772,252
Shares redeemed		(4,150,771)			(719,165)

Net increase		10,459,746			2,023,405

Equity Index Fund
Shares sold	820,528	1,486,319	59,695	1,533,810	2,103,745	26,070	7,212
Shares exchanged	—	—	—	—	—	10,673	(10,690)
Shares reinvested	311,273	437,304	3,175	720,035	1,178,005	16,160	—
Shares redeemed	(1,027,162)	(3,313,360)	(22,137)	(1,314,474)	(5,101,066)	(1,270,974)	(557,038)

Net increase (decrease)	104,639	(1,389,737)	40,733	939,371	(1,819,316)	(1,218,071)	(560,516)

	Year Ended December 31, 2008			Year Ended December 31, 2007
	GS2	GS4	GS6	GS2	GS4	GS6	GS8
Real Estate Securities Fund
Shares sold		10,637,842			8,779,566
Shares reinvested		386,418			1,474,799
Shares redeemed		(6,384,635)			(8,076,816)

Net increase		4,639,625			2,177,549

Value Equity Fund
Shares sold	3,486,962	8,453,832	52,086	6,634,605	9,488,670	184,049	16,806
Shares exchanged	—	—	—	—	—	38,330	(38,463)
Shares reinvested	1,038,380	1,565,141	74,232	3,241,859	6,099,780	260,082	—
Shares redeemed	(3,826,610)	(12,449,297)	(16,490)	(1,686,305)	(9,883,557)	(169,598)	(628,190)

Net increase (decrease)	698,732	(2,430,324)	109,828	8,190,159	5,704,893	312,863	(649,847)

Growth Equity Fund
Shares sold	2,871,383	8,033,364	30,730	4,615,624	7,073,383	232,706	7,396
Shares exchanged	—	—	—	—	—	15,272	(15,401)
Shares reinvested	89,784	126,685	372	58,763	72,223	—	—
Shares redeemed	(2,524,921)	(10,808,932)	(14,792)	(1,680,960)	(9,107,022)	(216,686)	(521,411)

Net increase (decrease)	436,246	(2,648,883)	16,310	2,993,427	(1,961,416)	31,292	(529,416)

Small Cap Equity Fund
Shares sold	2,366,155	3,557,451	35,880	1,552,429	3,352,291	104,506	5,878
Shares exchanged	—	—	—	—	—	14,321	(14,475)
Shares reinvested	138,470	298,452	24,255	1,268,795	3,698,109	314,823	—
Shares redeemed	(2,394,207)	(5,853,574)	(10,548)	(704,104)	(4,839,342)	(94,262)	(577,495)

Net increase (decrease)	110,418	(1,997,671)	49,587	2,117,120	2,211,058	339,388	(586,092)

International Equity Fund
Shares sold	8,764,143	19,289,876	62,220	4,671,748	9,531,264	100,030	10,936
Shares exchanged	—	—	—	—	—	19,330	(19,398)
Shares reinvested	2,467,529	6,721,576	193,967	3,434,905	11,491,189	354,520	—
Shares redeemed	(3,979,501)	(9,340,113)	(27,121)	(1,616,635)	(10,308,303)	(67,938)	(493,635)

Net increase (decrease)	7,252,171	16,671,339	229,066	6,490,018	10,714,150	405,942	(502,097)

8. BANK BORROWINGS

The Trust, on behalf of and for the benefit of the Funds, has a credit agreement with Bank of America, N.A., dated December 3, 2007 through December 3, 2008, whereby each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement permits up to $50 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Bank prime rate minus two percent or the Wall Street Journal LIBOR One Month Floating Rate plus 0.50%. Each Fund also pays a facility fee equal to its pro rata share of the amount of the credit facility at a rate of 0.12% per annum.

On October 30, 2008, the Board of Trustees approved a credit agreement with Bank of America, N.A. dated December 3, 2008 through December 2, 2009. The agreement permits up to $50 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Bank prime plus 0.60% or the Wall Street Journal LIBOR One Month Floating Rate plus 1.00%. Each Fund also pays a facility fee equal to its pro rata share of the amount of the credit facility at a rate of 0.30% per annum.

On July 17, 2008, the MyDestination 2005 Fund borrowed $500,000 at a rate of 2.96%. The Fund repaid the loan in the amount of $500,041, which represents principal and one day of accrued interest, on July 18, 2008. On November 25, 2008, the Medium-Duration Bond and Small Cap Equity Funds borrowed $2,000,000 at a rate of 1.90%. The Funds repaid the loan in the amount of $2,000,105, which represents principal and one day of accrued interest, on November 26, 2008. No other Funds borrowed for the year ended December 31, 2008, and there were no outstanding loans at December 31, 2008.

9. FEDERAL INCOME TAXES

Each Fund’s policy is to comply with all sections of the Internal Revenue Code of 1986, as amended, that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Net investment income (loss) and net realized gains (losses) may differ for financial statements and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to “wash sale” transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, paydowns, losses deferred due to wash sales and investments in Passive Foreign Investment Companies (“PFIC’s”). Distributions during the year ended December 31, 2008 and the period ended December 31, 2007 were characterized as follows for tax purposes:

Fund		Ordinary Income	Long-Term Capital Gain	Return of Capital
MyDestination 2005	2008	$2,083,566	$1,504,355	$—
	2007	1,613,240	7,771	—
MyDestination 2015	2008	4,008,790	5,518,766	—
	2007	4,521,960	28,788	—
MyDestination 2025	2008	2,335,600	4,629,258	—
	2007	2,919,699	25,374	—
MyDestination 2035	2008	630,615	1,856,236	—
	2007	963,562	7,617	—
MyDestination 2045	2008	180,040	700,135	—
	2007	395,513	10,082	—
Conservative Allocation	2008	10,292,290	12,642,828	—
	2007	10,983,286	12,799,259	—
Balanced Allocation	2008	41,644,877	90,209,055	—
	2007	45,528,937	91,906,501	—
Growth Allocation	2008	21,830,650	73,173,462	—
	2007	30,965,170	92,309,085	—
Aggressive Allocation	2008	9,741,630	77,173,217	—
	2007	22,723,860	100,285,137	—

Fund		Ordinary Income	Long-Term Capital Gain	Return of Capital
Conservative Allocation I	2008	$2,530,981	$1,163,656	$—
	2007	3,488,023	1,922,351	—
Balanced Allocation I	2008	13,748,251	13,132,319	—
	2007	19,049,303	13,917,253	—
Growth Allocation I	2008	7,165,766	13,478,283	—
	2007	11,337,811	14,382,365	—
Aggressive Allocation I	2008	20	14,453,009	—
	2007	7,242,215	13,245,038	—
Money Market	2008	30,499,308	—	—
	2007	53,685,126	—	—
Low-Duration Bond	2008	34,110,052	—	—
	2007	34,317,405	—	—
Medium-Duration Bond	2008	81,631,018	2,832,789	—
	2007	61,213,423	325,199	—
Extended-Duration Bond	2008	38,263,627	2,890,924	—
	2007	29,148,913	5,220,811	—
Global Bond	2008	14,374,673	266,282	—
	2007	7,590,035	213,152	—
Equity Index	2008	6,439,050	2,678,739	—
	2007	9,377,214	21,703,970	—
Real Estate Securities	2008	2,388,143	—	99,004
	2007	6,816,862	6,848,010	—
Value Equity	2008	20,928,040	7,704,593	—
	2007	57,448,170	83,641,310	—
Growth Equity	2008	2,419,165	—	—
	2007	2,252,310	—	—
Small Cap Equity	2008	2,699,065	1,846	741,208
	2007	26,496,997	42,820,293	—
International Equity	2008	42,815,653	39,117,934	—
	2007	57,208,698	209,103,929	—

At December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain/ (Capital Loss Carryforward)	Post-October Loss Deferral	Net Unrealized Appreciation (Depreciation) on Investments
MyDestination 2005	$101,730	$(42,414)	$—	$(19,247,610)
MyDestination 2015	1,381,316	(889,637)	—	(70,456,057)
MyDestination 2025	608,702	(31,687)	—	(56,909,902)
MyDestination 2035	185,808	124,488	—	(23,141,954)
MyDestination 2045	127,784	4,334	—	(9,495,015)
Conservative Allocation	6,254	1,080,889	—	(19,698,703)
Balanced Allocation	—	6,797,379	—	(231,929,322)
Growth Allocation	—	3,868,509	—	(221,602,148)
Aggressive Allocation	—	4,784,388	—	(240,154,545)
Conservative Allocation I	705,587	(650,405)	—	(13,926,014)
Balanced Allocation I	5,275,545	(4,262,186)	—	(110,615,628)
Growth Allocation I	1,465,194	(412,556)	—	(90,581,706)
Aggressive Allocation I	3,253,345	(3,489,043)	—	(79,815,110)
Money Market	84,502	—	—	—
Low-Duration Bond	1,544,710	(7,356,071)	(1,971,733)	(57,708,645)
Medium-Duration Bond	7,822,937	—	(3,952,447)	(124,816,470)

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain/ (Capital Loss Carryforward)	Post-October Loss Deferral	Net Unrealized Appreciation (Depreciation) on Investments
Extended-Duration Bond	$—	$651,104	$(324,537)	$(57,639,431)
Global Bond	1,495,654	(705,051)	(1,784,324)	(58,052,503)
Equity Index	1,622,559	(1,612,695)	(1,178,253)	(54,644,915)
Real Estate Securities	—	(12,320,254)	(23,080,864)	(40,008,172)
Value Equity	7,752,269	(73,270,784)	(45,682,715)	(359,683,765)
Growth Equity	49,558	(45,483,748)	(57,189,899)	(285,155,634)
Small Cap Equity	—	(69,003,843)	(18,488,881)	(97,580,240)
International Equity	1,194,012	5,380	(61,018,376)	(415,621,820)

Post-October loss deferrals have been included in undistributed ordinary income and undistributed long-term capital gains, depending upon the character of the loss deferral.

For federal income tax purposes, capital loss carryovers and their expiration dates, were as follows as of December 31, 2008:

Expiring December 31,	2011	2014	2016	Total
MyDestination 2005	$—	$—	$42,414	$42,414
MyDestination 2015	—	—	889,637	889,637
MyDestination 2025	—	—	31,687	31,687
Conservative Allocation I	—	—	650,405	650,405
Balanced Allocation I	—	—	4,262,186	4,262,186
Growth Allocation I	—	—	412,556	412,556
Aggressive Allocation I	—	—	3,489,043	3,489,043
Low-Duration Bond	—	7,356,071	—	7,356,071
Global Bond	—	—	705,051	705,051
Equity Index	—	—	1,612,695	1,612,695
Real Estate Securities	—	—	12,320,254	12,320,254
Value Equity	—	—	73,270,784	73,270,784
Growth Equity	45,483,748	—	—	45,483,748
Small Cap Equity	—	—	69,003,843	69,003,843

For federal income tax purposes, post-October loss deferrals, which will reverse in 2009, were as follows as of December 31, 2008:

	Capital	FX	Total
Low-Duration Bond	$1,971,733	$—	$1,971,733
Medium-Duration Bond	3,641,503	310,944	3,952,447
Extended-Duration Bond	269,062	55,475	324,537
Global Bond	1,784,324	—	1,784,324
Equity Index	1,178,253	—	1,178,253
Real Estate Securities	23,080,864	—	23,080,864
Value Equity	45,682,715	—	45,682,715
Growth Equity	57,178,886	11,013	57,189,899
Small Cap Equity	18,459,779	29,102	18,488,881
International Equity	61,018,376	—	61,018,376

At December 31, 2008, the aggregate cost of investment securities for federal income tax purposes (excluding foreign currency, securities sold short and derivative related items) and the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:

Fund	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities
MyDestination 2005	$71,082,692	$(19,247,610)	$22	$(19,247,632)
MyDestination 2015	218,055,766	(70,456,057)	74	(70,456,131)
MyDestination 2025	156,337,723	(56,909,902)	40	(56,909,942)
MyDestination 2035	62,108,216	(23,141,954)	35	(23,141,989)
MyDestination 2045	28,406,727	(9,495,016)	16	(9,495,032)
Conservative Allocation	276,362,921	(19,698,703)	3,930,379	(23,629,082)
Balanced Allocation	1,153,655,120	(231,929,322)	437	(231,929,759)
Growth Allocation	899,164,703	(221,602,148)	407	(221,602,555)
Aggressive Allocation	799,399,823	(240,154,545)	388	(240,154,933)
Conservative Allocation I	68,231,397	(13,926,014)	30	(13,926,044)
Balanced Allocation I	370,580,051	(110,615,628)	114	(110,615,742)
Growth Allocation I	252,274,976	(90,581,706)	78	(90,581,784)
Aggressive Allocation I	189,323,665	(79,815,110)	60	(79,815,170)
Money Market	1,159,144,387	—	—	—
Low-Duration Bond	862,082,589	(51,258,562)	10,846,477	(62,105,039)
Medium-Duration Bond	1,362,861,108	(111,810,207)	30,848,862	(142,659,069)
Extended-Duration Bond	501,442,312	(57,578,314)	21,118,481	(78,696,795)
Global Bond	244,970,434	(57,889,453)	2,956,581	(60,846,034)
Equity Index	371,235,282	(54,644,915)	54,724,647	(109,369,562)
Real Estate Securities	143,560,783	(40,008,172)	315,914	(40,324,086)
Value Equity	1,425,730,572	(359,683,765)	47,772,157	(407,455,922)
Growth Equity	1,332,317,279	(285,155,636)	22,091,776	(307,247,412)
Small Cap Equity	498,634,591	(97,550,210)	12,743,757	(110,293,967)
International Equity	1,598,746,239	(413,128,048)	49,240,491	(462,368,539)

The differences between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and on investments in PFIC’s.

At December 31, 2008, capital contributions, accumulated undistributed net investment income and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of paydown gains, net operating losses and foreign currency transactions. The following amounts were reclassified within the capital accounts:

Fund	Paid in Capital	Accumulated Undistributed Income	Accumulated Net Realized Gain (Loss) on Investments, Currency Translations and Derivative Transactions
MyDestination 2005	$—	$226,191	$(226,191)
MyDestination 2015	—	509,565	(509,565)
MyDestination 2025	—	259,169	(259,169)
MyDestination 2035	—	26,799	(26,799)
MyDestination 2045	—	47	(47)
Conservative Allocation	—	(1,317)	1,317
Balanced Allocation	—	6,029,808	(6,029,808)
Growth Allocation	—	2,316,162	(2,316,162)
Aggressive Allocation	—	(1,080)	1,080
Conservative Allocation I	—	(590)	590
Balanced Allocation I	—	2,773,325	(2,773,325)
Growth Allocation I	—	911,960	(911,960)
Aggressive Allocation I	—	380	(380)
Money Market	—	84,502	(84,502)
Low-Duration Bond	—	3,971,996	(3,971,996)

Fund	Paid in Capital	Accumulated Undistributed Income	Accumulated Net Realized Gain (Loss) on Investments, Currency Translations and Derivative Transactions
Medium-Duration Bond	$—	$5,487,420	$(5,487,420)
Extended-Duration Bond	—	1,252,246	(1,252,246)
Global Bond	—	1,515,962	(1,515,962)
Equity Index	—	(2,066)	2,066
Real Estate Securities	—	—	—
Value Equity	—	(8,811)	8,811
Growth Equity	—	3,395	(3,395)
Small Cap Equity	—	34,447	(34,447)
International Equity	—	5,455,380	(5,455,380)

Net investment income, net realized gain (loss) on investments and net assets were not affected by these reclassifications.

The Financial Accounting Standards Board (“FASB”) Interpretation No. 48, (“FIN 48”) Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions regarding the adoption of FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations and administrative interpretations (including court decisions). Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

10. LEHMAN BROTHERS HOLDINGS, INC.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Low-Duration Bond and Medium-Duration Bond Funds had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of other receivables on the Statement of Assets and Liabilities and net changes in unrealized appreciation (depreciation) on the Statement of Operations. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

The Funds’ Sub-Advisers, on behalf of GSCM, have delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, the Sub-Advisers have terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

11. U.S. TREASURY DEPARTMENT TEMPORARY GUARANTEE PROGRAM

The Money Market Fund participates in the U.S. Department of the Treasury (the “Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”). Under the Program, the Treasury will guarantee the share price of the shares of the Fund held by shareholders as of the close of business on September 19, 2008, at $1.00 for each share of the Fund, if the Fund’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the Fund liquidates. Shareholders who held shares of the Fund on September 19, 2008, are provided a guarantee for the lesser of: (a) the number of shares owned by the shareholder at the close of September 19, 2008; or (b) the number of shares owned by the shareholder on the date of a Guarantee Event. The Program does not apply to shareholders who were not shareholders of the Fund as of the close of business on September 19, 2008. The Fund will bear the expense of its participation in the program without regard to any expense limitation currently in effect.

12. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”), an amendment to FASB Statement No. 133. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the implications of FAS 161. The impact on the Funds’ financial statement disclosures, if any, is currently being assessed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and

Shareholders of GuideStone Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of MyDestination 2005 Fund, MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund, Conservative Allocation Fund (formerly Flexible Income Fund), Balanced Allocation Fund (formerly Growth & Income Fund), Growth Allocation Fund (formerly Capital Opportunities Fund), Aggressive Allocation Fund (formerly Global Equity Fund), Conservative Allocation Fund I (formerly Flexible Income Fund I), Balanced Allocation Fund I (formerly Growth & Income Fund I), Growth Allocation Fund I (formerly Capital Opportunities Fund I), Aggressive Allocation Fund I (formerly Global Equity Fund I), Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Global Bond Fund, Equity Index Fund, Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, and International Equity Fund (constituting GuideStone Funds, hereafter referred to as the “Trust”) at December 31, 2008, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
February 26, 2009

NOTICE TO SHAREHOLDERS (Unaudited)

Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund’s year end as of the federal tax status of distributions received by each Fund’s shareholders. During the year ended December 31, 2008, the Funds hereby designate the following dividends and distributions paid by each of the Funds:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
MyDestination 2005	$2,083,566	$1,504,355	$—
MyDestination 2015	4,008,790	5,518,766	—
MyDestination 2025	2,335,600	4,629,258	—
MyDestination 2035	630,615	1,856,236	—
MyDestination 2045	180,040	700,135	—
Conservative Allocation	10,292,290	12,642,828	—
Balanced Allocation	41,644,877	90,209,055	—
Growth Allocation	21,830,650	73,173,462	—
Aggressive Allocation	9,741,630	77,173,217	—
Conservative Allocation I	2,530,981	1,163,656	—
Balanced Allocation I	13,748,251	13,132,319	—
Growth Allocation I	7,165,766	13,478,283	—
Aggressive Allocation I	20	14,453,009	—
Money Market	30,499,308	—	—
Low-Duration Bond	34,110,052	—	—
Medium-Duration Bond	81,631,018	2,832,789	—
Extended-Duration Bond	38,263,627	2,890,924	—
Global Bond	14,374,673	266,282	—
Equity Index	6,439,050	2,678,739	—
Real Estate Securities	2,388,143	—	99,004
Value Equity	20,928,040	7,704,593	—
Growth Equity	2,419,165	—	—
Small Cap Equity	2,699,065	1,846	741,208
International Equity	42,815,653	39,117,934	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes. Long-term capital gain distributions are taxable as capital gain dividends.

The following percentages of ordinary income dividends paid for the year ended December 31, 2008 have been designated as qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003.

Fund
MyDestination 2005	13.37%
MyDestination 2015	25.81%
MyDestination 2025	36.04%
MyDestination 2035	60.05%
MyDestination 2045	92.92%
Conservative Allocation	7.24%
Balanced Allocation	13.49%
Growth Allocation	29.44%
Aggressive Allocation	77.40%
Conservative Allocation I	10.65%
Balanced Allocation I	19.78%
Growth Allocation I	37.58%
Equity Index	100.00%
Value Equity	100.00%
Growth Equity	100.00%
Small Cap Equity	59.40%
International Equity	57.12%

All above designations are based on financial information available as of the date of this annual report, and accordingly, are subject to change. It is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

FUND MANAGEMENT (Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-98-GUIDE.

Name, (DOB), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trusteee
DISINTERESTED TRUSTEES

Michael R. Buster (1957) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2002	Executive Pastor, Prestonwood Baptist Church, 1989 - present.	24	None

William Craig George (1958) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2004	Regional loan administrator, SunTrust Bank, 1995 - present.	24	None

Joseph A. Mack (1939) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2002	Director, Office of Public Policy, South Carolina Baptist Convention, 1999 - Present,	24	None

Julie P. Fry (1956) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2007	Chief Operating Officer, Salmon, Sims, Thomas & Associates, PLLC, 1996 - Present	24	National Charity League, DFW Metroport Chapter - past President

Franklin Raymond Morgan (1943) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2005	Retired - Senior Vice President, Director of International Administration, Prudential Securities, Inc., January 1962 - May 2003.	24	None

Peter L. Chamberlain, Ph.D. (1951) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee (Effective 07/26/08)	Since 2008	Senior Financial Analyst, Summit Wealth Management, Inc., 2006 to Present; President, B.R. Chamberlain & Sons, Inc., 1990 - 2006 Registered Investment Adviser.	24	First Baptist Church of Orlando - Board of Trusteee Member and Strategy Team; Rollins College Board of Overseers/Corporate Council - Member; The B.R. Chamberlain Foundation for Public Entertainment - President

INTERESTED TRUSTEES[2]

Barry Hartis (1945) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2005	Certified Public Accountant,1976 - Present; Vice President of Business and Finance, Greensboro College, January 1998 - June 30, 2005.	24	None

Gerald B. Jones (1932) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2000	President, Flying Investments, November 2006 - present. Owner Jones Motorcars, Inc. 1957 - October 2006.	24	Bank of Arkansas — Director

OFFICERS WHO ARE NOT TRUSTEES

Jeffrey P. Billinger (1946) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President and Treasurer	Since 2000	Executive Officer and Treasurer, GuideStone Financial Resources of the Southern Baptist Convention, 1995 - present.	N/A	N/A

FUND MANAGEMENT (Continued)

Name, (DOB), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trusteee
Rodric E. Cummins (1957) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President and Investment Officer	Since 2000	Executive Officer and Chief Investment Officer, GuideStone Financial Resources of the Southern Baptist Convention, 1998 - present.	N/A	N/A

John R. Jones (1953) 2401 Cedar Springs Road Dallas, TX 75201-1407 President	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources of the Southern Baptist Convention, 1995 - present.	N/A	N/A

Rodney R. Miller (1953) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President, Secretary and Chief Legal Officer	Since 2000	General Counsel, Legal and Compliance, GuideStone Financial Resources of the Southern Baptist Convention, 1995 - present.	N/A	N/A

Curtis D. Sharp (1947) 2401 Cedar Springs Road Dallas, TX 75201-1407 Chief Compliance Officer and AML Officer	Since 2006	Executive Officer, Denominational and Public Relations Services, GuideStone Financial Resources of the Southern Baptist Convention, 1985 - present.	N/A	N/A

Patricia A. Weiland (1959) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President — Fund Operations and Sales	Since 2000	Executive Officer, Financial Solutions and Services, GuideStone Financial Resources of the Southern Baptist Convention, 2006 - present; Director, Mutual Funds, GuideStone Financial Resources of the Southern Baptist Convention, 2000 - 2006.	N/A	N/A

[1]	Each Trustee and officer serves for an indefinite term, until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.
[2]

Messrs. Gerald Jones and Hartis serve as trustees and are to be “interested persons” of the Trust as the term is defined in the Investment Company Act of 1940, due to their positions on the Board of Trustees of GuideStone Financial Resources of the Southern Baptist Convention.

PROXY VOTING

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how the Trust voted proxies during the most recent 12-month period ended June 30 is available without charge by calling 1-888-98-GUIDE, by visiting our Web site at www.GuideStoneFunds.org or by visiting the U.S. Securities and Exchange Commission’s Web site at www.sec.gov.

QUARTERLY SCHEDULES OF INVESTMENTS

In addition to the semi-annual and annual reports that the Trust delivers to shareholders and makes available through its Web site, the Trust files a complete schedule of portfolio holdings with the SEC for each Fund’s first and third fiscal quarters on Form N-Q. GuideStone Funds does not deliver the schedule for the first and third fiscal quarters to shareholders; however, the schedule is posted to our Web site, www.GuideStoneFunds.org. You may also obtain the Form N-Q filings by accessing the SEC’s Web site at www.sec.gov or copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) 732-0330. You can also request copies of this information, upon payment of a fee for duplication, at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

BOARD REVIEW OF ADVISORY AGREEMENTS (UNAUDITED)

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees (the “Board”) of GuideStone Funds (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), recently considered the renewal of (i) the investment advisory agreement between GuideStone Capital Management (the “Adviser” or “GSCM”) and the Trust on behalf of the Date Target, Asset Allocation and Select Funds (each a “Fund” and together the “Funds”) of the Trust (the “Advisory Agreement”); and (ii) the sub-advisory agreements among the Adviser, each sub-adviser, with the exception of Provident Investment Counsel, LLC, and the Trust on behalf of each Select Fund (the “Sub-Advisory Agreements”). It was noted that certain Sub-Advisory Agreements with respect to the Global Bond, Growth Equity and International Equity Funds were not presented for renewal because they had been approved recently for an initial two-year term in accordance with Section 15(a) of the 1940 Act. The Advisory Agreement and each Sub-Advisory Agreement presented for renewal (the “Agreements”) were approved for an additional one-year term at a meeting of the Board held on September 11, 2008. The Board’s decision to approve the Agreements reflects the exercise of its business judgment to continue each existing arrangement. In approving the Agreements, the Board considered information provided by the Adviser, each sub-adviser and a consulting firm engaged by the Adviser with the assistance and advice of counsel to the Independent Trustees and counsel to the Trust.

The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to continue the Agreements. The factors considered by the Board included, but were not limited to: (i) the resources of the Adviser or sub-adviser; (ii) the experience and expertise of the Adviser or sub-adviser; (iii) the financial capability of the Adviser or sub-adviser; (iv) the compliance procedures and history of the Adviser or sub-adviser; (v) the performance of the Fund in comparison to relevant benchmarks, similarly managed funds and the Adviser’s or sub-adviser’s other clients; (vi) the amount of the contractual advisory fee in comparison to similarly managed funds and the Adviser’s or sub-adviser’s other clients and the effect of any fee waiver and expense reimbursement arrangement; (vii) the total expenses of the Fund in comparison to similarly managed funds and the use of past and anticipated expense caps; (viii) the profitability of the Adviser or sub-adviser with respect to the Fund and its overall business; (ix) the extent of any economies of scale and whether the fee structure reflects such economies of scale; (x) the existence of any collateral benefits realized by the Adviser or sub-adviser; and (xi) the existence of any collateral benefits realized by the Fund. In its decision to renew each Agreement, the Board was also mindful of the potential disruptions of the Trust’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an Agreement. No one factor was determinative in the Board’s consideration of the Agreements.

The Board undertook a review of the terms of the Agreements and the nature and quality of the services provided by the Adviser and each sub-adviser. The Board conducted its analysis on a fund-by-fund basis with respect to the Adviser and each sub-adviser. The Adviser provided the Board with substantial detailed information in the form of reports about each Date Target Fund, Asset Allocation Fund, Select Fund, sub-advisory firm and the Adviser prior to and during the meeting, which addressed most, if not all, of the factors listed above. The Adviser also provided additional information about the Adviser and each sub-adviser in presentations made during the meeting and responded to questions from the Trustees. In addition, the Independent Trustees met separately in executive session with counsel to the Independent Trustees to discuss and consider information presented in connection with the continuation of the Agreements as well as the Trustees’ responsibilities and duties in approving the Agreements.

APPROVAL OF CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

In considering the renewal of the existing Advisory Agreement with GSCM, the Trustees took into account all the materials provided prior to and during the meeting, the presentations made during the meeting and the extensive discussions during the meeting, including the discussions the Independent Trustees had during their executive session with independent legal counsel. More specifically, Trustees examined the nature, extent and quality of the services to be provided by the Adviser to the Funds. The Trustees evaluated the Adviser’s experience in serving as an investment adviser, including overseeing and managing the allocation of Fund assets among the sub-advisers. The Trustees noted the experience of key personnel at the Adviser in providing investment management and administrative services and the systems used by such persons and the ability of the Adviser to attract and retain capable personnel. The Trustees noted the reputation, compliance history, compliance program and financial condition of the Adviser. The Trustees also noted the terms of the Advisory Agreement and the responsibilities that the Adviser has as investment adviser to the Funds, including oversight of sub-adviser compliance with each Fund’s policies and objectives, oversight of general Fund compliance, including compliance with social restrictions, and the implementation of Board directives as they relate to the Funds. The Trustees concluded that each Fund is likely to benefit from the extent and quality of these services as a result of the Adviser’s experience, personnel, operations and resources.

The Trustees also reviewed a memorandum prepared by a consulting firm engaged by the Adviser for, among other things, supplying research on expense comparisons and investment performance of other similar funds. The memorandum compared each Select Fund with other funds having the same investment style or objective, based primarily on Morningstar’s style-based investment categories, and compared the share class of each Fund with other funds in the same distribution channel. The Board analyzed the comparative expense and performance information in the memorandum, including comparative expense information for each Fund based on a sampling of funds similar in asset size. The Trustees considered the comparative performance, fee and expense information that had been provided in their evaluation of the management fees charged to each Select Fund. The Board evaluated the annualized performance results comparing the Funds against their peers, noting that most of the Funds provided above average returns with below average net expenses.

The Trustees examined fee and expense information for the Select Funds, as compared to other funds in the Funds’ asset-stratified peer groups for the GS4 Class, as of June 30, 2008. The Trustees determined that the management fees (combined advisory and sub-advisory fees) for each Select Fund were lower than the median management fees for other mutual funds in each respective Fund’s asset-stratified peer group, except for the Real Estate Securities, Growth Equity, Small Cap Equity and International Equity Funds. The Trustees noted that the management fees (combined advisory and sub-advisory fees) net of any fee waiver or expense reimbursement for each Select Fund were lower than the median management fees for other mutual funds in the Fund’s asset-stratified peer group, except for the Real Estate Securities, Growth Equity, Small Cap Equity and International Equity Funds. The Trustees then noted that the management fees net of any fee waiver and expense reimbursement for the Global Bond Fund ranked in the first quartile among similar funds at the same asset levels. The Trustees also noted that the management fees net of any fee waiver or expense reimbursement for the Low-Duration Bond, Medium-Duration Bond, Extended-Duration Bond, Equity Index and Value Equity Funds ranked in the second quartile among other similar funds at the same asset levels. The Trustees then noted that the management fees net of any fee waiver or expense reimbursement for the Real Estate Securities and International Equity Funds ranked in the third quartile among other similar funds at the same asset levels, and the Growth Equity and Small Cap Equity Funds ranked in the fourth quartile. The Trustees also evaluated the expense ratios for other funds in the Funds’ asset-stratified peer groups and determined that each Fund’s expense ratio was significantly lower than the median expense ratio for such other funds. The Trustees concluded that the level of each Fund’s management fees was reasonable and compared fairly to that of comparable mutual funds.

The Trustees examined the performance information for the GS4 Class of the Select Funds compared to Morningstar peers for the one- and three-year periods ended June 30, 2008. The Trustees noted that the average annual total returns for the Money Market and Extended-Duration Bond Funds ranked in the first quartile among their Morningstar peers, and the average annual total return for the Low-Duration Bond, Medium-Duration Bond, Real Estate Securities, Growth Equity, Small Cap Equity and International Equity Funds ranked in the second quartile among the Morningstar peers for the one-year period ended June 30, 2008. The Trustees noted that the average annual total returns for the Low-Duration Bond, Medium-Duration Bond, Value Equity and Small Cap Equity Funds ranked in the third quartile among the Morningstar peers for the three-year period ended June 30, 2008. They also noted that the average annual total returns for the Global Bond and Value Equity Funds for the one-year period ended June 30, 2008 and the Growth Equity Fund for the three-year period ended June 30, 2008 were each ranked in the fourth quartile.

The Trustees considered the costs to GSCM of serving as the Adviser to the Funds, including the costs associated with the personnel, systems and equipment necessary to manage the Funds in accordance with the existing Advisory Agreement. The

Trustees considered the revenues that GSCM expected to receive for serving as the Adviser to the Funds, the fact that any profit realized by the Adviser is forwarded to GuideStone Financial Resources, which historically has operated at a deficit with respect to the Trust, and that recently the investment advisory fee for certain Select Funds had been reduced. The Trustees also considered the profitability estimates for the Adviser, one without taking into account sub-advisory fee expenses borne by the Fund and one taking into account sub-advisory fee expenses. The Trustees then considered whether any direct or indirect collateral benefits inured to either the Adviser or the Trust as a result of their affiliation with one another. In light of these considerations, the Trustees concluded that any profits realized in connection with the Adviser’s services appeared reasonable.

The Trustees considered the extent to which the advisory fee to be paid to the Adviser reflected economies of scale. The Trustees again noted that the management fees for each Fund net of any fee waiver and expense reimbursement were below the median fee for other similar funds at the same asset levels, except for the Real Estate Securities, Growth Equity, Small Cap Equity and International Equity Funds.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board concluded that the fee paid to the Adviser by each Fund was reasonable, and in the exercise of its business judgment, determined to approve the continuation of the Advisory Agreement for each Fund.

APPROVAL OF CONTINUATION OF SUB-ADVISORY AGREEMENTS

In considering the existing Sub-Advisory Agreements with each sub-adviser, the Trustees took into account the materials provided prior to and during the meeting, the presentations made during the meeting and the extensive discussions during the meeting, including the discussions the Independent Trustees had during their executive session with independent legal counsel. More specifically, the Trustees examined the nature, extent and quality of the services being provided by each of the sub-advisers to the Select Funds. The Trustees evaluated each sub-adviser’s experience in serving as a sub-adviser to a Select Fund and noted that each sub-adviser currently provides investment advice to various clients, including, in some cases, other pooled investment vehicles. The Trustees noted the experience of key personnel at each sub-adviser in providing investment management services and the systems used by such persons, and the ability of each sub-adviser to attract and retain capable personnel. The Trustees noted the reputation, compliance history, compliance program and financial condition of each sub-adviser. The Trustees also noted the terms of the existing Sub-Advisory Agreements and the responsibilities that each sub-adviser has for a Select Fund, including the responsibility of the day-to-day management of the investment portfolio of each Fund, compliance with each Fund’s policies and objectives and the implementation of the Board directives as related to the Funds. The Trustees concluded that each Fund is likely to benefit from the extent and quality of these services as a result of each sub-adviser’s experience, personnel, operations and resources.

The Trustees examined performance information for each segment of a Select Fund managed by a sub-adviser. The Trustees noted that, for the majority of sub-advisers, the performance record of the segment of the Select Fund managed by the sub-adviser compared favorably to the relevant Fund benchmark, the composite performance for the sub-adviser’s clients (on a gross fee basis) and the peer universe of similarly managed funds for the period of time the sub-adviser performed advisory services on behalf of the Select Fund.

The Trustees then noted that, in certain cases, market trends, changes in personnel and a short history of managing Fund assets may have contributed to the underperformance of certain sub-advisers. The Trustees also noted each such sub-adviser had or was in the process of taking action to address any such underperformance and that each sub-adviser fulfilled a particular investment mandate for the Select Fund it advised. The Trustees concluded that, although past performance is no guarantee of future performance, the performance of each Select Fund was satisfactory and the Funds were likely to benefit from each sub-adviser continuing to serve as sub-adviser to the Fund.

The Trustees examined the fee schedule for each sub-adviser, noting how the fee levels charged to the Trust compared with available information about fees charged by the sub-advisers to their other similarly situated clients, as well as how the sub-adviser fee levels for each Select Fund compared to the median sub-advisory fee for the peer universe of similarly managed funds.

The Trustees also took into account the profitability and the financial capability of each sub-adviser in light of information presented at the meeting. The Trustees noted that the profitability estimates provided by each sub-adviser who completed a profitability questionnaire fell within industry norms, except for one sub-adviser. The Trustees considered that although the profitability may have been slightly higher, it was noted that the sub-adviser had consistently outperformed the relevant benchmark for the Fund and the median for the peer universe of similarly managed funds. In light of these considerations, the Trustees concluded that profits realized by each sub-adviser who completed a profitability questionnaire appeared reasonable. For those sub-advisers that did not provide profitability information, the Trustees relied upon other relevant information, particularly the independent negotiation of the fee schedules, the level of the fees and the sub-adviser’s performance history. The Trustees noted that, based on the Adviser’s representations, the financial statements of the sub-advisers did not appear to raise any concerns regarding the financial capability of those sub-advisers. The Trustees also considered the Adviser’s representations that no sub-adviser experienced any material change in its financial condition since the date of its most recent audited financial statements.

The Trustees considered the extent to which sub-adviser fees to be paid to each sub-adviser reflected economies of scale. The Trustees noted that each sub-adviser fee schedule either reflected economies of scale by reducing the fee on assets in excess of certain stated breakpoints, or the fee level negotiated was below or on par with the standard fee level for the sub-adviser.

In evaluating the benefits that are expected to accrue to each sub-adviser through its relationship as sub-adviser to a Select Fund, the Trustees noted that certain sub-advisers allocate portfolio brokerage to affiliated broker-dealers that receive commissions from the execution of Fund trades. The Trustees also noted that certain sub-advisers expect to benefit from “soft dollar” arrangements by which brokers will provide research and other services to the sub-adviser in exchange for commissions on trades of the portfolio securities of the Select Fund. The Trustees considered whether any direct or indirect collateral benefits inured to the Trust as a result of its affiliation with each sub-adviser.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, determined to approve the continuation of each Sub-Advisory Agreement.

BOARD REVIEW OF NEW SUB-ADVISORY AGREEMENTS FOR GROWTH EQUITY FUND

As required by the 1940 Act, the Board, including all of the Independent Trustees, considered the approval of new Sub-Advisory Agreements among: (1) GSCM, Columbus Circle Investors (“CCI”) and the Trust; and (2) GSCM, Rainier Investment Management, Inc.® (“Rainier”) and the Trust on behalf of the Growth Equity Fund (the “Growth Equity Sub-Advisory Agreements”). The Growth Equity Sub-Advisory Agreements were approved for an initial two-year term at the meeting of the Board held on July 24, 2008. The Board’s decision to approve the Growth Equity Sub-Advisory Agreements reflects the exercise of its business judgment to enter into new sub-advisory arrangements. In approving the Growth Equity Sub-Advisory Agreements, the Board considered information provided by the Adviser and CCI and Rainier (the “New Sub-Advisers”) with the assistance and advice of counsel to the Independent Trustees and counsel to the Trust.

The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to approve the Growth Equity Sub-Advisory Agreements. The factors considered by the Board included, but were not limited to: (i) the resources of the New Sub-Advisers; (ii) the experience and expertise of the New Sub-Advisers; (iii) the financial capability of the New Sub-Advisers; (iv) the compliance procedures and history of the New Sub-Advisers; (v) the performance of similarly managed funds and accounts in comparison to relevant benchmarks for the Growth Equity Fund; (vi) the amount of the contractual sub-advisory fee in comparison to similarly managed funds and the New Sub-Advisers’ other clients and the effect of any fee waiver and expense reimbursement arrangement; (vii) the total expenses of the Growth Equity Fund in comparison to similarly managed funds and the use of past and anticipated expense caps; (viii) the anticipated profitability of the New Sub-Advisers with respect to the Growth Equity Fund and its overall business; (ix) the extent of any anticipated economies of scale and whether the fee structure reflects such economies of scale; (x) the existence of any collateral benefits to be realized by the New Sub-Advisers; and (xi) the existence of any collateral benefits to be realized by the Growth Equity Fund. No one factor was determinative in the Board’s consideration of the Growth Equity Sub-Advisory Agreements.

The Board undertook a review of the terms of the Growth Equity Sub-Advisory Agreements and the nature and quality of the services to be provided by the New Sub-Advisers. The Adviser provided the Board with substantial detailed information in the form of reports about the New Sub-Advisers prior to the meetings which addressed most, if not all, of the factors listed previously. The Adviser also provided additional information about the New Sub-Advisers in a presentation made during the meeting, discussed the comprehensive screening process used to recommend the New Sub-Advisers and responded to questions from the Board. In addition, the Independent Trustees met separately in executive session with counsel to the Independent Trustees to discuss and consider information presented in connection with the approval of the Growth Equity Sub-Advisory Agreements as well as the Board’s responsibilities and duties in approving each agreement.

APPROVAL OF NEW SUB-ADVISORY AGREEMENTS FOR GROWTH EQUITY FUND

In considering the approval of the Growth Equity Sub-Advisory Agreements, the Board took into account the materials provided prior to and during the meetings and the extensive discussions during the meetings, including the discussions the Independent Trustees had during their executive sessions with independent legal counsel. More specifically, the Board examined the nature, extent and quality of services to be provided by the New Sub-Advisers to the Growth Equity Fund. The Board considered a number of factors, including the past performance records of similar accounts managed by personnel of the New Sub-Advisers who would be managing the portfolio of the Growth Equity Fund, fees charged to comparable clients, information regarding each New Sub-Adviser’s ownership structure, investment management experience, personnel, clients, assets under management, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. The Board also reviewed presentations by the Adviser regarding the comprehensive screening process it used to recommend the New Sub-Advisers. The Board received and considered information about the potential of each New Sub-Adviser to contribute economies of scale as the Growth Equity Fund grows in size. The Board considered that the Adviser had been able to negotiate fees that were very favorable compared to each New Sub-Adviser’s stated fee schedule. The Board noted that each New Sub-Adviser’s fee schedule incorporated fee breakpoints, but given the proposed allocation of assets to each New Sub-Adviser, no future breakpoints would be available to the Growth Equity Fund as assets increase in market value. Because the engagement of the New Sub-Advisers is new, there was no historical profitability information with regard to their arrangements with the Growth Equity Fund presented to the Board. The Board did note, however, that CCI provided an estimate of its overall profitability as an investment advisory firm. Due to the Adviser’s fee negotiations with the New Sub-Advisers, it was noted that the Growth Equity Fund’s aggregate sub-advisory fees were expected to remain the same. The Board noted that the Growth Equity Fund, and not the Adviser, pays fees to sub-advisers directly; therefore, the Growth Equity Fund’s sub-adviser terminations and appointments were not expected to affect the Adviser’s profitability. The Board noted that the management fee for the Growth Equity Fund, which would remain unchanged, would continue to be competitive with fees paid by other mutual funds to other advisers.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the New Sub-Advisers and their affiliates as a result of their arrangements with the Growth Equity Fund. The Board concluded that any potential benefits to be derived by the New Sub-Advisers included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by sub-advisers to mutual funds.

The Board considered the investment strategies proposed to be implemented by the New Sub-Advisers. With respect to CCI, the Board considered the Adviser’s assessment that the strategy would enhance the Fund’s core and high growth oriented exposure and offer the potential for increased returns. The Board noted that the proposed investment strategy outperformed its benchmark over the one-, three-, five-, seven- and ten-year periods ended March 31, 2008. The Board further noted that the proposed investment strategy was ranked in the top quartile among its peer universe during the one-, three- and five-year periods ended March 31, 2008, and fell just below the top quartile for the seven- and ten-year periods ended March 31, 2008. The Board also considered two separate and complementary investment strategies proposed to be implemented by Rainier, and the Adviser’s assessment that the strategies, which are focused on large capitalization growth stocks, would provide relative growth oriented exposure and core oriented growth exposure, respectively, to the Fund and offer the potential for increased returns. The Board noted that the proposed large cap equity investment strategy outperformed its benchmark indices over the one-, three-, five-, seven- and ten-year periods ended March 31, 2008, and was ranked in the second quartile for the ten-year period ended March 31, 2008. The Board noted that the proposed large cap growth investment strategy outperformed its benchmark index over the one-, three-, five- and seven-year periods ended March 31, 2008. The Board further noted that the proposed large cap growth investment strategy was in the top quartile among its peer universe during the one-, three-, five- and seven-year periods ended March 31, 2008.

The Trustees also considered the Adviser’s assessment of the financial condition of the New Sub-Advisers. The Trustees noted that the Adviser, after reviewing certain financial information provided by the New Sub-Advisers, felt comfortable that the New Sub-Advisers were financially solid.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, determined to approve the Growth Equity Sub-Advisory Agreements.

2401 Cedar Springs Road, Dallas, TX 75201-1498			Funds distributed by PFPC Distributors, Inc.
1-888-98-GUIDE	•	www.GuideStoneFunds.org	760 Moore Road, King of Prussia, PA 19406

Item 2.	Code of Ethics.

There have been no amendments or waivers, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Julie P. Fry is qualified to serve as an audit committee financial expert serving on its audit committee and that she is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $418,320 and $460,152 for 2007 and 2008, respectively.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $33,400 and $36,740 for 2007 and 2008, respectively. Audit-related fees are related to procedures performed and the issuance of the auditors’ reports in connection with the Funds’ 17F-2 security counts.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $86,90 and $91,000 for 2007 and 2008, respectively. Tax fees are related to tax services in connection with Funds’ excise tax calculations and review of the Funds’ applicable tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0 for 2007 and 2008, respectively

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

GuideStone

Non-Audit Services Provided to the Company, Advisor, and Others

The Audit Committee shall pre-approve all permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditors, including the fees therefor;

provided, that if the Committee chooses to delegate the authority to grant pre-approvals to one or more Committee members, each acting on behalf of the Committee, then the Committee shall adopt policies and procedures detailed as to the particular service and designed to safeguard the continued independence of the auditors, consistent with the requirements of the Sarbanes-Oxley Act of 2002 (the “S-O Act”) and related SEC regulations, which shall then be used in making such pre-approvals; and, further provided, that each delegated pre-approval shall be reported to the Committee during its next regularly scheduled meeting.

The pre-approval requirement for a permitted non-audit service may be waived if:

(1)	the aggregate amount of all such non-audit services provided constitutes not more than 5% of the total revenues paid by the Company to the Auditors in the fiscal year in which the non-audit services are provided;

(2)	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

(3)	such services are promptly brought to the attention of, and approved by, the Audit Committee or by a member of the Audit Committee to whom the Committee has delegated the authority to grant such approvals, if any, prior to the Auditors’ completion of the Company’s audit.

Additionally, if the Auditors’ engagement relates directly to the operations and financial reporting of the Company, to the extent required by Rule 2-01 of Regulation S-X, the Audit Committee shall pre-approve their engagements for non-audit services with:

(1)	the Advisor (excluding any subadviser whose role is primarily portfolio management and is sub-contracted or overseen by the Advisor), and

(2)	any entity controlling, controlled by, or under common control with such Advisor that provides ongoing services to the Company (each, a “Control Entity”)

in accordance with the foregoing paragraph, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditors by the Company, the Advisor and any such Control Entity during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee pursuant to this paragraph (in the absence of this exception). The Auditors may not perform contemporaneously any prohibited non-audit services for the Company, which currently include the following:

1.	bookkeeping or other services related to the accounting records or financial statements of the Company;

2.	financial information systems design and implementation;

3.	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4.	actuarial services;

5.	internal audit outsourcing services;

6.	management functions or human resources;

7.	broker or dealer, investment adviser, or investment banking services;

8.	legal services and expert services unrelated to the audit; and

9.	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 and $0 for 2007 and 2008, respectively.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	GuideStone Funds

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(principal executive officer)

Date	2/25/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(principal executive officer)

Date	2/25/2009

By (Signature and Title)*	/s/ Jeffrey P. Billinger
Jeffrey P. Billinger, Vice President and Treasurer
(principal financial officer)

Date	2/25/2009

*	Print the name and title of each signing officer under his or her signature.